REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of Talcott Resolution Life Insurance Company Separate Account Seven and the Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities for each of the Sub-Accounts listed below comprising Talcott Resolution Life Insurance Company Separate Account Seven (the “Account”), as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes.

American Century VP Value Fund	Lord Abbett Series Fund - Fundamental Equity Portfolio
American Century VP Growth Fund	Lord Abbett Series Fund - Dividend Growth Portfolio
AB VPS Balanced Hedged Allocation Portfolio	Lord Abbett Series Fund - Bond Debenture Portfolio
(Formerly AB VPS Balanced Wealth Strategy Portfolio)	Lord Abbett Series Fund - Growth and Income Portfolio
AB VPS International Value Portfolio	MFS® Growth Series
AB VPS Small/Mid Cap Value Portfolio	MFS® Global Equity Series
AB VPS Sustainable International Thematic Portfolio	MFS® Investors Trust Series
(Formerly AB VPS International Growth Portfolio)	MFS® Mid Cap Growth Series
Invesco V.I. Core Equity Fund	MFS® New Discovery Series
Invesco V.I. Government Securities Fund	MFS® Total Return Series
Invesco V.I. High Yield Fund	MFS® Value Series
Invesco V.I. EQV International Equity Fund	MFS® Total Return Bond Series
(Formerly Invesco V.I. International Growth Fund)	MFS® Research Series
Invesco V.I. Main Street Mid Cap Fund®	MFS® High Yield Portfolio
Invesco V.I. Small Cap Equity Fund	BlackRock Global Allocation V.I. Fund
Invesco V.I. Balanced-Risk Allocation Fund	BlackRock Large Cap Focus Growth V.I. Fund
Invesco V.I. Diversified Dividend Fund	BlackRock Equity Dividend V.I. Fund
Invesco V.I. Government Money Market Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio
American Century VP Mid Cap Value Fund	Morgan Stanley VIF Growth Portfolio
American Funds Insurance Series® Capital World Bond Fund®	Morgan Stanley VIF Discovery Portfolio
American Funds Insurance Series® Capital World Growth and Income Fund®	Invesco V.I. American Value Fund
American Funds Insurance Series® Asset Allocation Fund	BlackRock Capital Appreciation V.I. Fund
American Funds Insurance Series® Washington Mutual Investors FundSM	Columbia Variable Portfolio - Dividend Opportunity Fund

American Funds Insurance Series® The Bond Fund of America®	Columbia Variable Portfolio - Income Opportunities Fund
American Funds Insurance Series® Global Growth Fund	Columbia Variable Portfolio - Select Mid Cap Growth Fund (Formerly Columbia Variable Portfolio – Mid Cap Growth Fund)
American Funds Insurance Series® Growth Fund	Invesco V.I. Capital Appreciation Fund
American Funds Insurance Series® Growth-Income Fund	Invesco V.I. Global Fund
American Funds Insurance Series® International Fund	Invesco V.I. Main Street Fund®
American Funds Insurance Series® New World Fund®	Invesco V.I. Main Street Small Cap Fund®
American Funds Insurance Series® Global Small Capitalization Fund	Putnam VT Diversified Income Fund
Columbia Variable Portfolio - Small Company Growth Fund	Putnam VT Global Asset Allocation Fund
Allspring VT Omega Growth Fund	Putnam VT Growth Opportunities Fund
Fidelity® VIP Growth Portfolio	Putnam VT International Value Fund
Fidelity® VIP Contrafund® Portfolio	Putnam VT International Equity Fund
Fidelity® VIP Mid Cap Portfolio	Putnam VT Small Cap Value Fund
Fidelity® VIP Value Strategies Portfolio	JPMorgan Insurance Trust Core Bond Portfolio
Fidelity® VIP Dynamic Capital Appreciation Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio

Fidelity® VIP Strategic Income Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio
Franklin Rising Dividends VIP Fund	Putnam VT Large Cap Value Fund
Franklin Income VIP Fund	PIMCO VIT All Asset Portfolio
Franklin Large Cap Growth VIP Fund	PIMCO StocksPLUS® Global Portfolio
Franklin Global Real Estate VIP Fund	PSF PGIM Jennison Focused Blend Portfolio
Franklin Small-Mid Cap Growth VIP Fund	PSF PGIM Jennison Growth portfolio
Franklin Small Cap Value VIP Fund	PSF PGIM Jennison Value Portfolio
Franklin Strategic Income VIP Fund	PSF International Growth portfolio
Franklin Mutual Shares VIP Fund	ClearBridge Variable Dividend Strategy Portfolio
Templeton Developing Markets VIP Fund	Western Asset Variable Global High Yield Bond Portfolio
Templeton Foreign VIP Fund	ClearBridge Variable Large Cap Value Portfolio
Templeton Growth VIP Fund	Invesco V.I. Growth and Income Fund
Franklin Mutual Global Discovery VIP Fund	Invesco V.I. Comstock Fund
Franklin DynaTech VIP Fund	Invesco V.I. American Franchise Fund
Templeton Global Bond VIP Fund	Allspring VT Index Asset Allocation Fund
Hartford Balanced HLS Fund	Allspring VT International Equity Fund
Hartford Total Return Bond HLS Fund	Allspring VT Small Cap Growth Fund
Hartford Capital Appreciation HLS Fund	Allspring VT Discovery Fund
Hartford Dividend and Growth HLS Fund	Allspring VT Opportunity Fund
Hartford Healthcare HLS Fund	MFS® Core Equity Portfolio
Hartford Disciplined Equity HLS Fund	MFS® Massachusetts Investors Growth Stock Portfolio
Hartford International Opportunities HLS Fund	MFS® Research International Portfolio
Hartford MidCap HLS Fund	Columbia Variable Portfolio - Large Cap Growth Fund
Hartford Ultrashort Bond HLS Fund	Columbia Variable Portfolio - Overseas Core Fund
Hartford Small Company HLS Fund	CTIVP® - Principal Blue Chip Growth Fund
Hartford SmallCap Growth HLS Fund	(Formerly CTIVP® - Loomis Sayles Growth Fund)
Hartford Stock HLS Fund

We have also audited the accompanying statements of assets and liabilities of AB VPS Growth and Income Portfolio, BlackRock Managed Volatility V.I. Fund, BlackRock S&P 500 Index V.I. Fund and Invesco V.I. Discovery Mid Cap Growth Fund, and the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in the table below, and the related notes.

Sub-Account	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
AB VPS Growth and Income Portfolio	December 31, 2022	Year ended December 31, 2022	Two years in the period ended December 31, 2022	Three years in the period ended December 31, 2022 and the period from April 30, 2019 to December 31, 2019
BlackRock Managed Volatility V.I. Fund	December 31, 2022	Year ended December 31, 2022	Two years in the period ended December 31, 2022	Four years in the period ended December 31, 2022 and the period from April 20, 2018 to December 31, 2018

BlackRock S&P 500 Index V.I. Fund	December 31, 2022	Year ended December 31, 2022	Two years in the period ended December 31, 2022	Four years in the period ended December 31, 2022 and the period from April 20, 2018 to December 31, 2018
Invesco V.I. Discovery Mid Cap Growth Fund	December 31, 2022	Year ended December 31, 2022	Two years in the period ended December 31, 2022	Two years in the period ended December 31, 2022 and the period from April 30, 2020 to December 31, 2020

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts listed above comprising Talcott Resolution Life Insurance Company Separate Account Seven as of December 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the period listed in the table above), in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Hartford, Connecticut

April 17, 2023

We have served as the auditor of the Sub-Accounts that comprise Talcott Resolution Life Insurance Company Separate Account Seven since 2002.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2022

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Hedged Allocation Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Sustainable International Thematic Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. EQV International Equity Fund
	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account (3)

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	1,965,191	2,755,375	820,694	270,005	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	899,142	73,646	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	17,758,345	43,797,621	281,059	12,688,950
class S2	—	—	—	—	—	—	656,623	—	—	5,048,653
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	899,142	73,646	1,965,191	2,755,375	820,694	270,005	18,414,968	43,797,621	281,059	17,737,603
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	34	3	3,107	699	74	26	3,098	8,615	310	3,847
Other assets	—	—	1	2	—	—	—	—	1	—
Total assets	899,176	73,649	1,968,299	2,756,076	820,768	270,031	18,418,066	43,806,236	281,370	17,741,450

Liabilities:
Due to Sponsor Company	34	3	3,107	699	74	26	3,098	8,615	310	3,847
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	1	—	3	1	—	—
Total liabilities	34	3	3,107	699	75	26	3,101	8,616	310	3,847

Net assets:
For contract liabilities	$899,142	$73,646	$1,965,192	$2,755,377	$820,693	$270,005	$18,414,965	$43,797,620	$281,060	$17,737,603

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	1,965,192	2,755,377	820,693	270,005	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	899,142	73,646	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	17,758,343	43,797,620	281,060	12,688,952
class S2	—	—	—	—	—	—	656,622	—	—	5,048,651
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$899,142	$73,646	$1,965,192	$2,755,377	$820,693	$270,005	$18,414,965	$43,797,620	$281,060	$17,737,603

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	241,128	213,595	50,073	16,854	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	72,162	5,356	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	723,354	4,345,002	62,458	438,458
class S2	—	—	—	—	—	—	26,911	—	—	177,644
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	72,162	5,356	241,128	213,595	50,073	16,854	750,265	4,345,002	62,458	616,102

Cost	$688,084	$85,196	$2,558,506	$2,774,038	$869,664	$320,153	$22,163,730	$51,295,823	$310,369	$19,359,314

Deferred contracts in the accumulation period:
Units owned by participants #	31,649	2,405	130,277	390,652	31,083	26,348	935,951	35,692,843	95,307	4,908,664
Minimum unit fair value #*	$25.876946	$30.617792	$13.068598	$5.926022	$21.890326	$8.359156	$1.673855	$1.020185	$1.754247	$2.306626
Maximum unit fair value #*	$29.953785	$30.617792	$22.726310	$14.355854	$40.276122	$16.850900	$31.080033	$8.669520	$20.513185	$20.639682
Contract liability	$899,142	$73,646	$1,965,192	$2,742,798	$820,693	$270,005	$18,208,956	$42,757,719	$279,279	$17,539,601

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	1,806	—	—	9,326	824,209	860	60,026
Minimum unit fair value #*	$—	$—	$—	$6.722349	$—	$—	$1.861907	$1.201768	$2.071548	$2.720198
Maximum unit fair value #*	$—	$—	$—	$7.133302	$—	$—	$25.630139	$1.309654	$2.071548	$13.964243
Contract liability	$—	$—	$—	$12,579	$—	$—	$206,009	$1,039,901	$1,781	$198,002

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.
.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2022

	Invesco V.I. Main Street Mid Cap Fund®	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced-Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	AB VPS Growth and Income Portfolio	American Funds Insurance Series® Capital World Bond Fund®	American Funds Insurance Series® Capital World Growth and Income Fund®	American Funds Insurance Series® Asset Allocation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	11,353,891	23,301,065	95,955,734
class 4	—	—	—	—	—	—	—	1,371,758	3,798,164	5,998,588
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	328,416	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	86,396	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	19,095,953	11,581,237	—	—	44,396,851	—	—	—	—	—
class S2	6,296	1,913,795	632,477	5,960	2,725,826	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	19,102,249	13,495,032	632,477	5,960	47,122,677	86,396	328,416	12,725,649	27,099,229	101,954,322
Due from Sponsor Company	—	—	—	—	12,434	—	—	—	—	—
Receivable for fund shares sold	3,476	1,723	50	1	—	3	36	978	5,927	34,742
Other assets	—	—	—	—	47	—	—	—	3	2
Total assets	19,105,725	13,496,755	632,527	5,961	47,135,158	86,399	328,452	12,726,627	27,105,159	101,989,066

Liabilities:
Due to Sponsor Company	3,476	1,723	50	1	—	3	36	978	5,927	34,742
Payable for fund shares purchased	—	—	—	—	12,434	—	—	—	—	—
Other liabilities	1	—	—	—	—	1	1	3	—	—
Total liabilities	3,477	1,723	50	1	12,434	4	37	981	5,927	34,742

Net assets:
For contract liabilities	$19,102,248	$13,495,032	$632,477	$5,960	$47,122,724	$86,395	$328,415	$12,725,646	$27,099,232	$101,954,324

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	11,353,889	23,301,069	95,955,736
class 4	—	—	—	—	—	—	—	1,371,757	3,798,163	5,998,588
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	328,415	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	86,395	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	19,095,952	11,581,238	—	—	44,396,896	—	—	—	—	—
class S2	6,296	1,913,794	632,477	5,960	2,725,828	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$19,102,248	$13,495,032	$632,477	$5,960	$47,122,724	$86,395	$328,415	$12,725,646	$27,099,232	$101,954,324

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	1,201,470	2,001,810	4,379,541
class 4	—	—	—	—	—	—	—	147,027	334,640	275,924
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	11,580	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	4,081	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	2,225,636	769,007	—	—	44,396,851	—	—	—	—	—
class S2	765	140,410	79,357	241	2,725,826	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	2,226,401	909,417	79,357	241	47,122,677	4,081	11,580	1,348,497	2,336,450	4,655,465

Cost	$24,509,344	$15,845,769	$838,982	$4,544	$47,122,677	$74,924	$378,457	$15,585,509	$30,366,921	$95,166,012

Deferred contracts in the accumulation period:
Units owned by participants #	6,025,423	461,793	44,339	253	5,188,122	2,937	24,696	1,234,572	1,455,239	4,034,737
Minimum unit fair value #*	$2.722328	$20.068235	$12.754970	$23.567346	$8.145987	$26.822991	$12.741721	$7.818642	$11.325141	$11.755799
Maximum unit fair value #*	$27.534581	$35.930115	$15.957969	$23.567346	$10.107592	$30.036372	$13.342091	$12.287539	$27.071480	$34.576500
Contract liability	$18,943,993	$13,316,555	$632,477	$5,960	$46,631,245	$86,395	$319,823	$12,605,013	$26,657,006	$100,788,857

Contracts in payout (annuitization) period:
Units owned by participants #	47,732	5,572	—	—	53,368	—	654	10,830	20,958	42,934
Minimum unit fair value #*	$3.241085	$22.595587	$—	$—	$8.911202	$—	$13.138892	$10.616505	$20.304873	$12.277560
Maximum unit fair value #*	$3.494483	$32.864813	$—	$—	$9.316454	$—	$13.138892	$12.287539	$21.530263	$34.552562
Contract liability	$158,255	$178,477	$—	$—	$491,479	$—	$8,592	$120,633	$442,226	$1,165,467

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.
.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2022

	American Funds Insurance Series® Washington Mutual Investors FundSM	American Funds Insurance Series® The Bond Fund of America®	American Funds Insurance Series® Global Growth Fund	American Funds Insurance Series® Growth Fund	American Funds Insurance Series® Growth-Income Fund	American Funds Insurance Series® International Fund	American Funds Insurance Series® New World Fund®	American Funds Insurance Series® Global Small Capitalization Fund	Columbia Variable Portfolio - Small Company Growth Fund	Allspring VT Omega Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$2,697,025	$410,076
class 2	59,726,557	69,353,996	34,831,946	305,131,223	231,532,390	40,421,850	16,077,964	18,694,739	—	8,760
class 4	3,350,422	11,766,506	2,227,800	26,409,299	15,778,015	14,296,830	1,895,445	3,191,935	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	63,076,979	81,120,502	37,059,746	331,540,522	247,310,405	54,718,680	17,973,409	21,886,674	2,697,025	418,836
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	24,579	6,040	6,657	79,580	74,721	15,447	2,157	3,951	1,930	40
Other assets	—	3	—	3	5	1	2	2	1	—
Total assets	63,101,558	81,126,545	37,066,403	331,620,105	247,385,131	54,734,128	17,975,568	21,890,627	2,698,956	418,876

Liabilities:
Due to Sponsor Company	24,579	6,040	6,657	79,580	74,721	15,447	2,157	3,951	1,930	40
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	1	—	3	—	—	—	—	—	—	1
Total liabilities	24,580	6,040	6,660	79,580	74,721	15,447	2,157	3,951	1,930	41

Net assets:
For contract liabilities	$63,076,978	$81,120,505	$37,059,743	$331,540,525	$247,310,410	$54,718,681	$17,973,411	$21,886,676	$2,697,026	$418,835

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$2,697,026	$410,075
class 2	59,726,556	69,353,998	34,831,943	305,131,224	231,532,391	40,421,852	16,077,967	18,694,738	—	8,760
class 4	3,350,422	11,766,507	2,227,800	26,409,301	15,778,019	14,296,829	1,895,444	3,191,938	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$63,076,978	$81,120,505	$37,059,743	$331,540,525	$247,310,410	$54,718,681	$17,973,411	$21,886,676	$2,697,026	$418,835

Shares:
class 1	—	—	—	—	—	—	—	—	293,155	19,640
class 2	4,793,464	7,481,553	1,169,250	4,046,833	4,681,205	2,654,094	730,153	1,221,879	—	441
class 4	271,509	1,274,811	75,493	358,627	323,851	953,758	86,788	208,896	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	5,064,973	8,756,364	1,244,743	4,405,460	5,005,056	3,607,852	816,941	1,430,775	293,155	20,081

Cost	$63,584,490	$95,677,042	$34,275,745	$330,228,784	$220,401,022	$67,197,932	$17,648,720	$28,761,650	$4,283,060	$556,372

Deferred contracts in the accumulation period:
Units owned by participants #	21,827,367	5,803,017	1,161,938	9,344,390	7,721,583	3,879,811	666,373	936,592	684,537	146,055
Minimum unit fair value #*	$2.347284	$8.904436	$12.855203	$15.532122	$13.484442	$8.687911	$10.564828	$10.684751	$2.684677	$2.077791
Maximum unit fair value #*	$34.056612	$18.074073	$45.743201	$55.631146	$45.373538	$21.787828	$42.495488	$36.272394	$38.136174	$38.744927
Contract liability	$62,173,118	$79,795,616	$36,712,672	$327,988,630	$244,223,453	$54,305,836	$17,852,979	$21,729,001	$2,638,192	$418,050

Contracts in payout (annuitization) period:
Units owned by participants #	307,741	86,531	9,119	90,048	84,525	23,536	4,650	5,644	18,557	337
Minimum unit fair value #*	$2.766915	$9.426713	$30.525177	$16.443034	$14.275406	$9.197722	$11.276236	$11.311722	$3.170440	$2.331521
Maximum unit fair value #*	$13.925532	$18.074073	$45.711547	$55.593163	$45.342246	$21.787828	$38.868966	$36.247099	$3.170440	$2.331521
Contract liability	$903,860	$1,324,889	$347,071	$3,551,895	$3,086,957	$412,845	$120,432	$157,675	$58,834	$785

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2022

	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund	Franklin Global Real Estate VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	114,020,021	165,141,984	16,636,308	302,607
class 4	—	—	—	—	—	—	517,814	17,346,381	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	1,258,060	9,744,377	6,987,745	948,192	180,092	60,980	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	1,258,060	9,744,377	6,987,745	948,192	180,092	60,980	114,537,835	182,488,365	16,636,308	302,607
Due from Sponsor Company	—	—	—	—	—	—	—	—	6,469	—
Receivable for fund shares sold	113	1,618	1,537	97	17	2	46,005	62,012	—	26
Other assets	—	—	2	—	1	—	1	—	—	1
Total assets	1,258,173	9,745,995	6,989,284	948,289	180,110	60,982	114,583,841	182,550,377	16,642,777	302,634

Liabilities:
Due to Sponsor Company	113	1,618	1,537	97	17	2	46,005	62,012	—	26
Payable for fund shares purchased	—	—	—	—	—	—	—	—	6,469	—
Other liabilities	—	—	—	1	—	—	—	2	1	—
Total liabilities	113	1,618	1,537	98	17	2	46,005	62,014	6,470	26

Net assets:
For contract liabilities	$1,258,060	$9,744,377	$6,987,747	$948,191	$180,093	$60,980	$114,537,836	$182,488,363	$16,636,307	$302,608

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	114,020,022	165,141,983	16,636,307	302,608
class 4	—	—	—	—	—	—	517,814	17,346,380	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	1,258,060	9,744,377	6,987,747	948,191	180,093	60,980	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$1,258,060	$9,744,377	$6,987,747	$948,191	$180,093	$60,980	$114,537,836	$182,488,363	$16,636,307	$302,608

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	4,218,277	11,211,269	1,235,064	26,109
class 4	—	—	—	—	—	—	19,136	1,144,220	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	18,162	266,677	223,966	65,213	13,737	6,160	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	18,162	266,677	223,966	65,213	13,737	6,160	4,237,413	12,355,489	1,235,064	26,109

Cost	$1,281,586	$8,461,586	$6,947,479	$871,149	$175,172	$70,787	$99,079,964	$185,930,540	$23,597,656	$386,877

Deferred contracts in the accumulation period:
Units owned by participants #	35,558	343,346	277,120	33,961	5,612	3,118	2,662,563	7,298,972	630,237	12,819
Minimum unit fair value #*	$30.283013	$22.983089	$20.925108	$23.256418	$28.272503	$16.159889	$32.592957	$15.037174	$22.867791	$19.736229
Maximum unit fair value #*	$52.826645	$44.275660	$37.802407	$46.074705	$32.311745	$16.490572	$50.306737	$30.593176	$31.725911	$23.869834
Contract liability	$1,258,060	$9,729,137	$6,919,189	$948,191	$168,857	$51,087	$112,612,653	$179,494,271	$16,534,459	$295,556

Contracts in payout (annuitization) period:
Units owned by participants #	—	589	2,686	—	369	612	43,016	110,936	3,608	313
Minimum unit fair value #*	$—	$25.880023	$23.562791	$—	$30.449832	$16.159889	$35.949290	$17.058284	$27.169142	$22.507495
Maximum unit fair value #*	$—	$25.880023	$37.044480	$—	$30.449832	$16.159889	$46.013967	$27.982791	$29.222530	$22.507495
Contract liability	$—	$15,240	$68,558	$—	$11,236	$9,893	$1,925,183	$2,994,092	$101,848	$7,052

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2022

	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin DynaTech VIP Fund	Templeton Global Bond VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$39,962,205	$—	$7,295,357	$—	$—	$—	$—	$—
class 2	29,166,387	6,257,258	234,712	88,286,580	—	33,738,550	42,958,957	26,936,146	6,909,028	109,260
class 4	1,390,620	2,139,479	9,025,819	11,558,126	750,660	2,389,109	4,619,772	3,062,486	649,868	6,007,637
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	30,557,007	8,396,737	49,222,736	99,844,706	8,046,017	36,127,659	47,578,729	29,998,632	7,558,896	6,116,897
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	4,289	1,445	3,473	52,626	2,602	11,058	27,915	9,568	1,381	623
Other assets	—	—	2	—	—	—	—	6	—	—
Total assets	30,561,296	8,398,182	49,226,211	99,897,332	8,048,619	36,138,717	47,606,644	30,008,206	7,560,277	6,117,520

Liabilities:
Due to Sponsor Company	4,289	1,445	3,473	52,626	2,602	11,058	27,915	9,568	1,381	623
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	5	—	1	1	—	4	—	2	—
Total liabilities	4,289	1,450	3,473	52,627	2,603	11,058	27,919	9,568	1,383	623

Net assets:
For contract liabilities	$30,557,007	$8,396,732	$49,222,738	$99,844,705	$8,046,016	$36,127,659	$47,578,725	$29,998,638	$7,558,894	$6,116,897

Contract Liabilities:
class 1	$—	$—	$39,962,205	$—	$7,295,356	$—	$—	$—	$—	$—
class 2	29,166,388	6,257,255	234,711	88,286,577	—	33,738,552	42,958,954	26,936,151	6,909,026	109,261
class 4	1,390,619	2,139,477	9,025,822	11,558,128	750,660	2,389,107	4,619,771	3,062,487	649,868	6,007,636
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$30,557,007	$8,396,732	$49,222,738	$99,844,705	$8,046,016	$36,127,659	$47,578,725	$29,998,638	$7,558,894	$6,116,897

Shares:
class 1	—	—	4,396,282	—	968,839	—	—	—	—	—
class 2	2,775,108	499,382	26,886	5,823,653	—	2,772,272	4,195,211	1,621,683	2,326,272	8,755
class 4	122,955	163,694	1,001,756	753,463	99,822	192,360	443,782	178,988	250,914	470,449
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	2,898,063	663,076	5,424,924	6,577,116	1,068,661	2,964,632	4,638,993	1,800,671	2,577,186	479,204

Cost	$47,417,049	$10,016,578	$61,099,894	$109,059,027	$9,966,962	$39,495,931	$54,620,724	$33,029,629	$13,756,000	$7,775,152

Deferred contracts in the accumulation period:
Units owned by participants #	1,256,999	373,021	2,659,129	4,039,901	408,976	2,878,251	2,910,539	977,281	304,191	541,106
Minimum unit fair value #*	$15.592871	$19.119221	$11.020715	$14.042675	$7.522820	$8.071241	$10.379551	$14.993000	$21.600876	$8.797201
Maximum unit fair value #*	$40.042792	$39.871390	$25.287815	$33.938993	$28.353824	$15.967353	$20.925598	$40.855954	$35.100169	$12.657147
Contract liability	$30,157,200	$8,338,384	$48,438,166	$98,143,173	$7,970,930	$35,745,187	$46,728,650	$29,701,598	$7,503,768	$6,075,968

Contracts in payout (annuitization) period:
Units owned by participants #	14,828	2,420	37,644	59,743	3,072	27,802	46,649	8,133	2,113	3,645
Minimum unit fair value #*	$18.700185	$21.771762	$12.155689	$15.930565	$21.037790	$9.088816	$16.420255	$34.541789	$25.102978	$11.081428
Maximum unit fair value #*	$34.463045	$26.156657	$23.130117	$31.042735	$25.933785	$14.604552	$19.139665	$40.855954	$26.720341	$11.759027
Contract liability	$399,807	$58,348	$784,572	$1,701,532	$75,086	$382,472	$850,075	$297,040	$55,126	$40,929

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2022

	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	3,020,851	50,176,105	53,047,221	40,734,689	—	20,833,561	2,808,962	632,247	28,267,347	833,870
class IB	6,085,907	11,743,278	14,279,950	11,088,777	53,173	1,666,887	1,719,788	1,173,084	2,777,103	1,412,378
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	9,106,758	61,919,383	67,327,171	51,823,466	53,173	22,500,448	4,528,750	1,805,331	31,044,450	2,246,248
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	2,089	15,694	23,511	11,578	4	3,678	641	176	10,861	245
Other assets	—	—	2	—	—	5	—	—	—	—
Total assets	9,108,847	61,935,077	67,350,684	51,835,044	53,177	22,504,131	4,529,391	1,805,507	31,055,311	2,246,493

Liabilities:
Due to Sponsor Company	2,089	15,694	23,511	11,578	4	3,678	641	176	10,861	245
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	2	2	—	2	—	—	—	1	9	—
Total liabilities	2,091	15,696	23,511	11,580	4	3,678	641	177	10,870	245

Net assets:
For contract liabilities	$9,106,756	$61,919,381	$67,327,173	$51,823,464	$53,173	$22,500,453	$4,528,750	$1,805,330	$31,044,441	$2,246,248

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	3,020,851	50,176,104	53,047,222	40,734,687	—	20,833,564	2,808,962	632,246	28,267,341	833,870
class IB	6,085,905	11,743,277	14,279,951	11,088,777	53,173	1,666,889	1,719,788	1,173,084	2,777,100	1,412,378
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—

Total contract liabilities	$9,106,756	$61,919,381	$67,327,173	$51,823,464	$53,173	$22,500,453	$4,528,750	$1,805,330	$31,044,441	$2,246,248

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	114,992	5,412,741	1,347,745	1,848,217	—	1,320,251	204,884	24,620	2,838,087	61,495
class IB	226,411	1,273,674	372,067	507,263	3,760	107,541	122,930	48,395	279,387	125,656
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	341,403	6,686,415	1,719,812	2,355,480	3,760	1,427,792	327,814	73,015	3,117,474	187,151

Cost	$9,215,588	$74,880,009	$74,748,829	$49,760,045	$66,429	$22,147,983	$4,629,629	$2,389,017	$31,342,434	$3,254,455

Deferred contracts in the accumulation period:
Units owned by participants #	2,166,673	10,309,904	5,059,903	3,509,023	6,307	926,002	695,047	179,935	26,101,332	354,637
Minimum unit fair value #*	$1.797235	$1.244521	$2.868061	$3.083484	$8.430612	$2.688524	$1.694090	$3.840468	$0.737046	$2.817060
Maximum unit fair value #*	$27.505488	$14.414127	$40.500676	$46.707182	$8.430612	$52.161494	$22.565920	$37.697411	$10.088922	$35.088701
Contract liability	$8,943,584	$61,092,198	$66,844,705	$51,392,878	$53,173	$22,377,089	$4,499,602	$1,796,805	$30,453,633	$2,237,143

Contracts in payout (annuitization) period:
Units owned by participants #	71,280	231,536	40,134	39,525	—	3,746	9,607	746	518,333	2,711
Minimum unit fair value #*	$2.122497	$1.469686	$3.419480	$3.676161	$—	$31.639754	$2.019882	$11.431961	$0.870272	$3.358687
Maximum unit fair value #*	$20.934372	$13.276487	$26.042954	$32.732005	$—	$35.626933	$13.666943	$11.431961	$8.579481	$3.358687
Contract liability	$163,172	$827,183	$482,468	$430,586	$—	$123,364	$29,148	$8,525	$590,808	$9,105

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2022

	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Lord Abbett Series Fund - Fundamental Equity Portfolio	Lord Abbett Series Fund - Dividend Growth Portfolio	Lord Abbett Series Fund - Bond Debenture Portfolio	Lord Abbett Series Fund - Growth and Income Portfolio	MFS® Growth Series	MFS® Global Equity Series	MFS® Investors Trust Series	MFS® Mid Cap Growth Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	968,974	722,479	—	—	—	—	—	—	—	—
class IB	80,342	5,732,140	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	16,207,783	3,255,113	29,206,924	12,544,098
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	1,362,316	—	268,929	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	456,411	2,020,037	5,294,542	1,187,001	—	—	—	—
Total investments	1,049,316	6,454,619	456,411	2,020,037	5,294,542	1,187,001	17,570,099	3,255,113	29,475,853	12,544,098
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	93	3,496	17	3,201	1,016	406	1,686	617	6,360	10,092
Other assets	1	—	1	—	3	2	—	4	—	—
Total assets	1,049,410	6,458,115	456,429	2,023,238	5,295,561	1,187,409	17,571,785	3,255,734	29,482,213	12,554,190

Liabilities:
Due to Sponsor Company	93	3,496	17	3,201	1,016	406	1,686	617	6,360	10,092
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	1	—	—	1	—	—	1
Total liabilities	93	3,496	17	3,202	1,016	406	1,687	617	6,360	10,093

Net assets:
For contract liabilities	$1,049,317	$6,454,619	$456,412	$2,020,036	$5,294,545	$1,187,003	$17,570,098	$3,255,117	$29,475,853	$12,544,097

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	968,975	722,479	—	—	—	—	—	—	—	—
class IB	80,342	5,732,140	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	16,207,785	3,255,117	29,206,926	12,544,097
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	1,362,313	—	268,927	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	456,412	2,020,036	5,294,545	1,187,003	—	—	—	—
Total contract liabilities	$1,049,317	$6,454,619	$456,412	$2,020,036	$5,294,545	$1,187,003	$17,570,098	$3,255,117	$29,475,853	$12,544,097

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	44,633	7,556	—	—	—	—	—	—	—	—
class IB	3,950	59,991	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	337,521	164,234	905,079	1,751,969
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	30,450	—	8,492	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	30,106	135,938	519,073	36,189	—	—	—	—
Total shares	48,583	67,547	30,106	135,938	519,073	36,189	367,971	164,234	913,571	1,751,969

Cost	$1,377,157	$4,897,856	$490,918	$2,108,150	$6,053,622	$1,070,333	$19,092,594	$3,254,680	$24,244,737	$16,258,764

Deferred contracts in the accumulation period:
Units owned by participants #	54,474	1,735,724	15,761	68,340	306,153	56,601	658,640	104,972	1,097,246	785,961
Minimum unit fair value #*	$3.572104	$2.370493	$23.333359	$26.725243	$14.869892	$19.024324	$17.522085	$25.297955	$22.384536	$13.845216
Maximum unit fair value #*	$41.540005	$44.102693	$29.840551	$34.358028	$19.305856	$27.673830	$52.892757	$41.081238	$35.066005	$46.446989
Contract liability	$1,049,317	$6,354,845	$456,412	$2,020,036	$5,247,189	$1,187,003	$17,288,812	$3,232,392	$28,860,171	$12,417,952

Contracts in payout (annuitization) period:
Units owned by participants #	—	33,576	—	—	2,791	—	9,782	731	20,448	7,367
Minimum unit fair value #*	$—	$2.799612	$—	$—	$16.742706	$—	$20.534573	$30.202427	$26.160619	$16.067381
Maximum unit fair value #*	$—	$3.534402	$—	$—	$17.765783	$—	$33.591838	$37.575631	$32.095783	$17.218227
Contract liability	$—	$99,774	$—	$—	$47,356	$—	$281,286	$22,725	$615,682	$126,145

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2022

	MFS® New Discovery Series	MFS® Total Return Series	MFS® Value Series	MFS® Total Return Bond Series	MFS® Research Series	MFS® High Yield Portfolio	BlackRock Managed Volatility V.I. Fund	BlackRock Global Allocation V.I. Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	330,496
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	16,733,885	46,336	2,923,357	—
class INIT	19,883,193	85,336,622	27,796,974	34,731,011	3,216,546	15,799,833	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	20,680	4,195,992	10,624,977	6,154,662	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	19,903,873	89,532,614	38,421,951	40,885,673	3,216,546	15,799,833	16,733,885	46,336	2,923,357	330,496
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	7,187	37,520	9,791	7,363	326	10,289	4,275	2	115	38
Other assets	3	—	3	—	—	6	1	—	1	—
Total assets	19,911,063	89,570,134	38,431,745	40,893,036	3,216,872	15,810,128	16,738,161	46,338	2,923,473	330,534

Liabilities:
Due to Sponsor Company	7,187	37,520	9,791	7,363	326	10,289	4,275	2	115	38
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	3	—	6	1	—	—	—	—	—
Total liabilities	7,187	37,523	9,791	7,369	327	10,289	4,275	2	115	38

Net assets:
For contract liabilities	$19,903,876	$89,532,611	$38,421,954	$40,885,667	$3,216,545	$15,799,839	$16,733,886	$46,336	$2,923,358	$330,496

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	330,496
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	16,733,886	46,336	2,923,358	—
class INIT	19,883,196	85,336,620	27,796,976	34,731,007	3,216,545	15,799,839	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	20,680	4,195,991	10,624,978	6,154,660	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$19,903,876	$89,532,611	$38,421,954	$40,885,667	$3,216,545	$15,799,839	$16,733,886	$46,336	$2,923,358	$330,496

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	26,085
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	1,198,702	3,904	119,859	—
class INIT	1,758,019	3,794,426	1,289,882	3,084,460	115,953	3,347,422	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	2,339	191,161	505,230	557,487	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	1,760,358	3,985,587	1,795,112	3,641,947	115,953	3,347,422	1,198,702	3,904	119,859	26,085

Cost	$29,959,879	$88,171,696	$31,794,164	$47,689,097	$3,284,415	$19,188,631	$16,272,016	$56,792	$2,908,361	$363,861

Deferred contracts in the accumulation period:
Units owned by participants #	576,851	3,517,214	1,040,713	3,100,876	97,266	1,346,468	1,536,520	2,975	200,969	11,110
Minimum unit fair value #*	$22.674630	$16.263531	$22.344180	$10.584368	$29.303674	$10.489210	$10.486566	$15.540686	$14.001486	$25.949460
Maximum unit fair value #*	$47.856295	$33.089240	$50.608051	$15.163725	$39.333271	$12.626768	$11.117692	$15.820947	$14.808296	$30.397222
Contract liability	$19,679,092	$88,334,626	$38,022,617	$40,443,308	$3,216,545	$15,520,175	$16,733,886	$46,336	$2,916,300	$330,496

Contracts in payout (annuitization) period:
Units owned by participants #	6,309	42,909	10,112	32,619	—	23,468	—	—	503	—
Minimum unit fair value #*	$27.071463	$19.431575	$25.159172	$11.996120	$—	$11.646146	$—	$—	$14.035631	$—
Maximum unit fair value #*	$47.856295	$30.265834	$46.289674	$13.871634	$—	$12.040330	$—	$—	$14.035631	$—
Contract liability	$224,784	$1,197,985	$399,337	$442,359	$—	$279,664	$—	$—	$7,058	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2022

	BlackRock Equity Dividend V.I. Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Discovery Portfolio	Invesco V.I. American Value Fund	BlackRock Capital Appreciation V.I. Fund	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio – Select Mid Cap Growth Fund	Invesco V.I. Discovery Mid Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (4)	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$6,132,673	$3,704,792	$4,680,343	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	3,359	123,934	747,941	—	—	—	—	—	—
class III	413,044	—	—	—	—	290,411	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	13,577,952	—	—	—	—	1,657,239
class S2	—	—	—	—	1,091,924	—	—	—	—	562,001
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	413,044	3,359	123,934	747,941	14,669,876	290,411	6,132,673	3,704,792	4,680,343	2,219,240
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	15	—	16	136	9,319	11	3,834	2,452	3,660	579
Other assets	—	—	1	—	—	—	—	1	—	2
Total assets	413,059	3,359	123,951	748,077	14,679,195	290,422	6,136,507	3,707,245	4,684,003	2,219,821

Liabilities:
Due to Sponsor Company	15	—	16	136	9,319	11	3,834	2,452	3,660	579
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	1	—	—	—	—	—	—	1	—
Total liabilities	15	1	16	136	9,319	11	3,834	2,452	3,661	579

Net assets:
For contract liabilities	$413,044	$3,358	$123,935	$747,941	$14,669,876	$290,411	$6,132,673	$3,704,793	$4,680,342	$2,219,242

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$6,132,673	$3,704,793	$4,680,342	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	3,358	123,935	747,941	—	—	—	—	—	—
class III	413,044	—	—	—	—	290,411	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	13,577,954	—	—	—	—	1,657,241
class S2	—	—	—	—	1,091,922	—	—	—	—	562,001
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$413,044	$3,358	$123,935	$747,941	$14,669,876	$290,411	$6,132,673	$3,704,793	$4,680,342	$2,219,242

Shares:
class 1	—	—	—	—	—	—	164,239	617,465	129,113	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	391	18,146	266,171	—	—	—	—	—	—
class III	40,815	—	—	—	—	50,419	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	864,837	—	—	—	—	29,854
class S2	—	—	—	—	70,538	—	—	—	—	11,743
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	40,815	391	18,146	266,171	935,375	50,419	164,239	617,465	129,113	41,597

Cost	$431,590	$4,061	$314,068	$2,090,502	$16,841,934	$406,082	$3,122,994	$4,900,641	$2,512,101	$3,025,720

Deferred contracts in the accumulation period:
Units owned by participants #	15,107	324	5,738	34,737	1,244,835	10,550	297,493	315,025	229,613	195,919
Minimum unit fair value #*	$24.954491	$10.352442	$20.565658	$19.204416	$10.936014	$25.159611	$18.827467	$10.708616	$18.741117	$11.005369
Maximum unit fair value #*	$27.945176	$10.352442	$23.495032	$35.240715	$35.051382	$28.175317	$21.280885	$11.866852	$20.768642	$11.521095
Contract liability	$413,044	$3,358	$123,211	$741,217	$14,425,545	$290,411	$6,014,938	$3,593,232	$4,573,625	$2,217,869

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	32	324	21,539	—	5,532	9,401	5,138	119
Minimum unit fair value #*	$—	$—	$22.725728	$20.682393	$11.149070	$—	$21.280885	$11.866852	$20.768642	$11.521095
Maximum unit fair value #*	$—	$—	$22.725728	$21.946228	$25.778561	$—	$21.280885	$11.866852	$20.768642	$11.521095
Contract liability	$—	$—	$724	$6,724	$244,331	$—	$117,735	$111,561	$106,717	$1,373

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2022

	Invesco V.I. Capital Appreciation Fund	Invesco V.I. Global Fund	Invesco V.I. Main Street Fund®	Invesco V.I. Main Street Small Cap Fund®	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Small Cap Value Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	6,105,790	440,727	905,420	36,962	84,520	144,124
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	217,525	2,930,173	535,544	2,359,922	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	217,525	2,930,173	535,544	2,359,922	6,105,790	440,727	905,420	36,962	84,520	144,124
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	18	546	49	488	1,491	44	34	2	8	14
Other assets	—	—	—	1	1	1	—	—	1	—
Total assets	217,543	2,930,719	535,593	2,360,411	6,107,282	440,772	905,454	36,964	84,529	144,138

Liabilities:
Due to Sponsor Company	18	546	49	488	1,491	44	34	2	8	14
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	1	1	—	—	—	—	—	1	—	—
Total liabilities	19	547	49	488	1,491	44	34	3	8	14

Net assets:
For contract liabilities	$217,524	$2,930,172	$535,544	$2,359,923	$6,105,791	$440,728	$905,420	$36,961	$84,521	$144,124

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	6,105,791	440,728	905,420	36,961	84,521	144,124
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	217,524	2,930,172	535,544	2,359,923	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$217,524	$2,930,172	$535,544	$2,359,923	$6,105,791	$440,728	$905,420	$36,961	$84,521	$144,124

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	1,293,599	28,544	95,609	3,674	6,557	13,597
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	6,580	96,705	34,024	104,606	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	6,580	96,705	34,024	104,606	1,293,599	28,544	95,609	3,674	6,557	13,597

Cost	$302,829	$3,202,235	$783,307	$2,163,786	$7,768,296	$462,975	$996,799	$39,725	$82,223	$174,242

Deferred contracts in the accumulation period:
Units owned by participants #	8,416	147,186	21,358	79,952	466,740	24,320	41,324	3,027	6,124	6,115
Minimum unit fair value #*	$20.935841	$17.051276	$22.173195	$25.193252	$11.183620	$17.272255	$20.827885	$9.957901	$10.381904	$20.591895
Maximum unit fair value #*	$25.013293	$28.211570	$34.731620	$41.472158	$16.919896	$25.127162	$21.953625	$11.213049	$16.477491	$33.979046
Contract liability	$201,885	$2,915,484	$535,544	$2,345,972	$6,046,734	$440,728	$905,420	$33,413	$77,936	$144,124

Contracts in payout (annuitization) period:
Units owned by participants #	663	765	—	472	4,600	—	—	356	634	—
Minimum unit fair value #*	$23.572753	$19.199097	$—	$28.365884	$12.592858	$—	$—	$9.957901	$10.381904	$—
Maximum unit fair value #*	$23.572753	$19.199097	$—	$30.098974	$13.362688	$—	$—	$9.957901	$10.381904	$—
Contract liability	$15,639	$14,688	$—	$13,951	$59,057	$—	$—	$3,548	$6,585	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2022

	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio	Putnam VT Large Cap Value Fund	PIMCO VIT All Asset Portfolio	PIMCO StocksPLUS® Global Portfolio	PSF PGIM Jennison Focused Blend Portfolio	PSF PGIM Jennison Growth Portfolio	PSF PGIM Jennison Value Portfolio	PSF International Growth Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$15,564,130	$3,018,665	$2,562,135	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	11,076	252,709	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	7,100	—	—	—	—	—	—
class II	—	—	—	—	—	—	265	262,904	14,039	8,888
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	15,564,130	3,018,665	2,562,135	7,100	11,076	252,709	265	262,904	14,039	8,888
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	3,614	603	295	—	—	10	—	27	1	1
Other assets	—	—	1	—	—	1	—	—	—	—
Total assets	15,567,744	3,019,268	2,562,431	7,100	11,076	252,720	265	262,931	14,040	8,889

Liabilities:
Due to Sponsor Company	3,614	603	295	—	—	10	—	27	1	1
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	2	1	—	—	—	—	1	—	1	—
Total liabilities	3,616	604	295	—	—	10	1	27	2	1

Net assets:
For contract liabilities	$15,564,128	$3,018,664	$2,562,136	$7,100	$11,076	$252,710	$264	$262,904	$14,038	$8,888

Contract Liabilities:
class 1	$15,564,128	$3,018,664	$2,562,136	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	11,076	252,710	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	7,100	—	—	—	—	—	—
class II	—	—	—	—	—	—	264	262,904	14,038	8,888
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$15,564,128	$3,018,664	$2,562,136	$7,100	$11,076	$252,710	$264	$262,904	$14,038	$8,888

Shares:
class 1	1,609,527	95,558	245,650	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	1,264	43,272	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	262	—	—	—	—	—	—
class II	—	—	—	—	—	—	7	3,019	331	953
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	1,609,527	95,558	245,650	262	1,264	43,272	7	3,019	331	953

Cost	$17,725,186	$2,514,973	$2,702,580	$5,675	$13,590	$342,540	$76	$183,432	$5,774	$5,143

Deferred contracts in the accumulation period:
Units owned by participants #	1,144,843	68,140	70,208	155	754	14,530	78	86,016	5,560	5,512
Minimum unit fair value #*	$10.951272	$37.245337	$31.012546	$45.675192	$14.682598	$15.897056	$3.388463	$2.778969	$2.290795	$1.612620
Maximum unit fair value #*	$19.827853	$66.092631	$56.576840	$45.675192	$14.682598	$17.801902	$3.388463	$22.186019	$2.654359	$1.612620
Contract liability	$15,226,176	$2,961,978	$2,520,817	$7,100	$11,076	$252,710	$264	$262,904	$14,038	$8,888

Contracts in payout (annuitization) period:
Units owned by participants #	24,798	1,310	1,147	—	—	—	—	—	—	—
Minimum unit fair value #*	$13.628441	$43.271902	$36.030389	$—	$—	$—	$—	$—	$—	$—
Maximum unit fair value #*	$13.628441	$43.271902	$36.030389	$—	$—	$—	$—	$—	$—	$—
Contract liability	$337,952	$56,686	$41,319	$—	$—	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2022

	ClearBridge Variable Dividend Strategy Portfolio	Western Asset Variable Global High Yield Bond Portfolio	Clearbridge Variable Large Cap Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Allspring VT Index Asset Allocation Fund	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Discovery Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$433,342	$662,444	$—
class 2	—	—	—	—	—	—	25,800	12,698	6,608	8,431
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	30,918	28,265	734,793	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	12,158,544	—	—	—	—
class S2	—	—	—	790,574	184,129	265,526	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	30,918	28,265	734,793	790,574	184,129	12,424,070	25,800	446,040	669,052	8,431
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	2	2	56	63	21	1,565	3	42	68	1
Other assets	1	—	—	2	—	—	1	—	—	—
Total assets	30,921	28,267	734,849	790,639	184,150	12,425,635	25,804	446,082	669,120	8,432

Liabilities:
Due to Sponsor Company	2	2	56	63	21	1,565	3	42	68	1
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	2	—	—	—	—
Total liabilities	2	2	56	63	21	1,567	3	42	68	1

Net assets:
For contract liabilities	$30,919	$28,265	$734,793	$790,576	$184,129	$12,424,068	$25,801	$446,040	$669,052	$8,431

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$433,343	$662,444	$—
class 2	—	—	—	—	—	—	25,801	12,697	6,608	8,431
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	30,919	28,265	734,793	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	12,158,541	—	—	—	—
class S2	—	—	—	790,576	184,129	265,527	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$30,919	$28,265	$734,793	$790,576	$184,129	$12,424,068	$25,801	$446,040	$669,052	$8,431

Shares:
class 1	—	—	—	—	—	—	—	261,050	82,394	—
class 2	—	—	—	—	—	—	1,549	7,382	875	495
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	1,460	4,890	36,466	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	283,813	—	—	—	—
class S2	—	—	—	39,989	9,093	6,835	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	1,460	4,890	36,466	39,989	9,093	290,648	1,549	268,432	83,269	495

Cost	$25,778	$38,753	$715,838	$743,301	$146,523	$16,579,781	$24,810	$712,650	$871,056	$11,671

Deferred contracts in the accumulation period:
Units owned by participants #	1,024	11,388	205,324	29,828	4,993	485,317	4,147	271,186	23,939	219
Minimum unit fair value #*	$26.447430	$2.481923	$3.513718	$21.877048	$34.284592	$22.508479	$2.889469	$1.082139	$3.710168	$38.488057
Maximum unit fair value #*	$26.447430	$2.481923	$3.513718	$38.069336	$41.176612	$28.832670	$27.687348	$15.480690	$31.907202	$38.488057
Contract liability	$27,089	$28,265	$721,448	$770,736	$184,129	$12,332,502	$25,801	$443,071	$661,214	$8,431

Contracts in payout (annuitization) period:
Units owned by participants #	145	—	3,798	720	—	3,442	—	1,690	258	—
Minimum unit fair value #*	$26.447430	$—	$3.513718	$25.944357	$—	$25.930212	$—	$1.202315	$30.168773	$—
Maximum unit fair value #*	$26.447430	$—	$3.513718	$35.720056	$—	$27.182345	$—	$2.091202	$31.512372	$—
Contract liability	$3,830	$—	$13,345	$19,840	$—	$91,566	$—	$2,969	$7,838	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (concluded)
December 31, 2022

	Allspring VT Opportunity Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Research International Portfolio	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Overseas Core Fund	CTIVP® - Principal Blue Chip Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (5)

Assets:
Investments, at fair value
class 1	$2,954,282	$—	$—	$—	$5,243,726	$—	$4,494,038
class 2	37,491	—	—	—	—	3,397,348	—
class 4	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—
class INIT	—	4,108,356	6,138,740	5,376,994	—	—	—
class S1	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—
Total investments	2,991,773	4,108,356	6,138,740	5,376,994	5,243,726	3,397,348	4,494,038
Due from Sponsor Company	—	—	—	—	—	—	—
Receivable for fund shares sold	1,157	10,285	808	2,578	1,978	1,909	2,302
Other assets	—	3	—	1	1	—	—
Total assets	2,992,930	4,118,644	6,139,548	5,379,573	5,245,705	3,399,257	4,496,340

Liabilities:
Due to Sponsor Company	1,157	10,285	808	2,578	1,978	1,909	2,302
Payable for fund shares purchased	—	—	—	—	—	—	—
Other liabilities	1	—	—	—	—	—	1
Total liabilities	1,158	10,285	808	2,578	1,978	1,909	2,303

Net assets:
For contract liabilities	$2,991,772	$4,108,359	$6,138,740	$5,376,995	$5,243,727	$3,397,348	$4,494,037

Contract Liabilities:
class 1	$2,954,281	$—	$—	$—	$5,243,727	$—	$4,494,037
class 2	37,491	—	—	—	—	3,397,348	—
class 4	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—
class INIT	—	4,108,359	6,138,740	5,376,995	—	—	—
class S1	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—
Total contract liabilities	$2,991,772	$4,108,359	$6,138,740	$5,376,995	$5,243,727	$3,397,348	$4,494,037

Shares:
class 1	132,836	—	—	—	201,372	—	106,267
class 2	1,680	—	—	—	—	291,368	—
class 4	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—
class INIT	—	173,129	318,234	356,092	—	—	—
class S1	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—
Total shares	134,516	173,129	318,234	356,092	201,372	291,368	106,267

Cost	$3,031,718	$4,316,616	$6,481,233	$5,570,812	$3,035,965	$3,690,773	$2,644,871

Deferred contracts in the accumulation period:
Units owned by participants #	102,818	208,076	282,281	431,375	274,121	286,020	239,400
Minimum unit fair value #*	$25.396470	$18.269216	$19.817127	$11.331457	$17.699253	$11.123506	$17.238129
Maximum unit fair value #*	$32.591726	$20.330266	$22.852794	$13.171538	$19.005200	$11.944410	$18.510042
Contract liability	$2,966,407	$4,089,384	$6,010,493	$5,279,603	$5,088,280	$3,302,739	$4,309,949

Contracts in payout (annuitization) period:
Units owned by participants #	858	939	5,822	7,742	8,179	7,921	9,945
Minimum unit fair value #*	$28.607471	$19.774640	$21.450116	$12.314042	$19.005200	$11.944410	$18.510042
Maximum unit fair value #*	$29.934856	$20.249920	$22.140357	$12.660166	$19.005200	$11.944410	$18.510042
Contract liability	$25,365	$18,975	$128,247	$97,392	$155,447	$94,609	$184,088

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

(1) Formerly AB VPS Balanced Wealth Strategy Portfolio. Change effective May 2, 2022.
(2) Formerly AB VPS International Growth Portfolio. Change effective May 2, 2022.
(3) Formerly Invesco V.I. International Growth Fund. Change effective April 29, 2022.
(4) Formerly Columbia Variable Portfolio - Mid Cap Growth Fund. Change effective May 2, 2022.
(5) Formerly CTIVP® - Loomis Sayles Growth Fund. Change effective May 2, 2022.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations
For the Periods Ended December 31, 2022

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Hedged Allocation Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Sustainable International Thematic Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. EQV International Equity Fund
	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account (3)

Investment income:
Dividends	$19,319	$—	$69,272	$118,209	$7,761	$—	$186,256	$939,465	$11,765	$312,262

Expenses:
Administrative charges	—	—	—	—	—	—	(33,702)	(72,314)	(439)	(19,926)
Mortality and expense risk charges	(6,819)	(483)	(35,418)	(44,852)	(16,475)	(5,203)	(344,634)	(837,514)	(6,179)	(291,496)
Total expenses	(6,819)	(483)	(35,418)	(44,852)	(16,475)	(5,203)	(378,336)	(909,828)	(6,618)	(311,422)
Net investment income (loss)	12,500	(483)	33,854	73,357	(8,714)	(5,203)	(192,080)	29,637	5,147	840

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	107,342	239	(34,507)	2,946	39,235	(837)	167,145	(1,545,618)	(33,869)	124,941
Net realized gain distributions	83,919	6,303	225,669	—	139,753	49,231	3,199,844	—	—	2,102,506
Change in unrealized appreciation (depreciation) during the period	(205,250)	(33,773)	(765,512)	(567,092)	(386,911)	(155,521)	(8,759,613)	(5,274,624)	(16,270)	(6,905,450)
Net gain (loss) on investments	(13,989)	(27,231)	(574,350)	(564,146)	(207,923)	(107,127)	(5,392,624)	(6,820,242)	(50,139)	(4,678,003)
Net increase (decrease) in net assets resulting from operations	$(1,489)	$(27,714)	$(540,496)	$(490,789)	$(216,637)	$(112,330)	$(5,584,704)	$(6,790,605)	$(44,992)	$(4,677,163)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2022

	Invesco V.I. Main Street Mid Cap Fund®	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced-Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	AB VPS Growth and Income Portfolio	American Funds Insurance Series® Capital World Bond Fund®	American Funds Insurance Series® Capital World Growth and Income Fund®	American Funds Insurance Series® Asset Allocation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$72,206	$—	$50,432	$99	$736,219	$1,871	$3,529	$34,640	$672,569	$2,061,667

Expenses:
Administrative charges	(28,293)	(43)	—	—	—	—	—	—	—	(167,244)
Mortality and expense risk charges	(368,108)	(273,375)	(10,570)	(102)	(895,299)	(598)	(6,379)	(253,737)	(530,945)	(1,908,942)
Total expenses	(396,401)	(273,418)	(10,570)	(102)	(895,299)	(598)	(6,379)	(253,737)	(530,945)	(2,076,186)
Net investment income (loss)	(324,195)	(273,418)	39,862	(3)	(159,080)	1,273	(2,850)	(219,097)	141,624	(14,519)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(242,811)	127,305	(12,815)	255	—	1,766	1,880	(389,490)	77,632	3,535,981
Net realized gain distributions	4,314,621	2,700,980	24,399	752	—	12,197	52,291	232,437	6,795,795	11,815,193
Change in unrealized appreciation (depreciation) during the period	(7,712,843)	(6,671,224)	(178,706)	(1,222)	—	(17,095)	(71,666)	(2,913,307)	(14,173,078)	(35,318,595)
Net gain (loss) on investments	(3,641,033)	(3,842,939)	(167,122)	(215)	—	(3,132)	(17,495)	(3,070,360)	(7,299,651)	(19,967,421)
Net increase (decrease) in net assets resulting from operations	$(3,965,228)	$(4,116,357)	$(127,260)	$(218)	$(159,080)	$(1,859)	$(20,345)	$(3,289,457)	$(7,158,027)	$(19,981,940)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2022

	American Funds Insurance Series® Washington Mutual Investors FundSM	American Funds Insurance Series® The Bond Fund of America®	American Funds Insurance Series® Global Growth Fund	American Funds Insurance Series® Growth Fund	American Funds Insurance Series® Growth-Income Fund	American Funds Insurance Series® International Fund	American Funds Insurance Series® New World Fund®	American Funds Insurance Series® Global Small Capitalization Fund	Columbia Variable Portfolio - Small Company Growth Fund	Allspring VT Omega Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$1,246,501	$2,551,764	$260,945	$1,168,887	$3,369,808	$999,914	$254,444	$—	$—	$—

Expenses:
Administrative charges	(84,875)	(123,558)	(58,963)	(561,142)	(396,260)	(70,869)	(26,333)	(32,296)	—	(838)
Mortality and expense risk charges	(1,122,066)	(1,432,686)	(652,392)	(6,506,463)	(4,497,666)	(946,495)	(344,000)	(406,370)	(69,814)	(7,754)
Total expenses	(1,206,941)	(1,556,244)	(711,355)	(7,067,605)	(4,893,926)	(1,017,364)	(370,333)	(438,666)	(69,814)	(8,592)
Net investment income (loss)	39,560	995,520	(450,410)	(5,898,718)	(1,524,118)	(17,450)	(115,889)	(438,666)	(69,814)	(8,592)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1,612,777	(2,172,505)	1,198,801	12,531,214	9,396,660	(891,864)	319,547	(76,193)	(36,371)	(3,760)
Net realized gain distributions	14,932,754	1,097,964	4,494,061	56,972,709	27,074,970	8,399,839	1,858,819	8,366,267	1,251,854	113,649
Change in unrealized appreciation (depreciation) during the period	(24,116,356)	(14,804,597)	(19,219,587)	(224,667,414)	(94,266,639)	(24,007,370)	(8,218,321)	(18,224,684)	(2,974,938)	(364,179)
Net gain (loss) on investments	(7,570,825)	(15,879,138)	(13,526,725)	(155,163,491)	(57,795,009)	(16,499,395)	(6,039,955)	(9,934,610)	(1,759,455)	(254,290)
Net increase (decrease) in net assets resulting from operations	$(7,531,265)	$(14,883,618)	$(13,977,135)	$(161,062,209)	$(59,319,127)	$(16,516,845)	$(6,155,844)	$(10,373,276)	$(1,829,269)	$(262,882)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2022

	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund	Franklin Global Real Estate VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$5,047	$28,587	$19,745	$8,547	$206	$2,199	$982,534	$9,721,529	$—	$8,750

Expenses:
Administrative charges	—	—	—	—	—	—	(168,200)	(271,922)	(29,912)	(543)
Mortality and expense risk charges	(23,067)	(183,826)	(126,292)	(17,030)	(3,404)	(362)	(1,979,103)	(3,233,768)	(341,248)	(5,044)
Total expenses	(23,067)	(183,826)	(126,292)	(17,030)	(3,404)	(362)	(2,147,303)	(3,505,690)	(371,160)	(5,587)
Net investment income (loss)	(18,020)	(155,239)	(106,547)	(8,483)	(3,198)	1,837	(1,164,769)	6,215,839	(371,160)	3,163

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	23,966	367,731	124,537	7,238	1,333	(319)	3,835,529	1,166,814	(346,975)	(4,059)
Net realized gain distributions	109,774	546,047	523,779	42,483	25,885	68	15,677,248	3,948,791	4,710,866	26,154
Change in unrealized appreciation (depreciation) during the period	(567,192)	(4,779,693)	(2,126,276)	(128,302)	(77,167)	(10,156)	(36,178,529)	(26,636,483)	(14,250,671)	(145,689)
Net gain (loss) on investments	(433,452)	(3,865,915)	(1,477,960)	(78,581)	(49,949)	(10,407)	(16,665,752)	(21,520,878)	(9,886,780)	(123,594)
Net increase (decrease) in net assets resulting from operations	$(451,472)	$(4,021,154)	$(1,584,507)	$(87,064)	$(53,147)	$(8,570)	$(17,830,521)	$(15,305,039)	$(10,257,940)	$(120,431)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2022

	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin DynaTech VIP Fund	Templeton Global Bond VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$86,862	$2,438,509	$1,950,591	$259,817	$1,137,215	$79,186	$434,750	$—	$—

Expenses:
Administrative charges	(50,877)	—	(69,322)	(150,973)	(11,512)	(55,561)	(72,578)	(38,008)	(13,469)	—
Mortality and expense risk charges	(601,738)	(162,290)	(903,165)	(1,746,134)	(158,513)	(613,871)	(842,695)	(560,123)	(159,980)	(104,066)
Total expenses	(652,615)	(162,290)	(972,487)	(1,897,107)	(170,025)	(669,432)	(915,273)	(598,131)	(173,449)	(104,066)
Net investment income (loss)	(652,615)	(75,428)	1,466,022	53,484	89,792	467,783	(836,087)	(163,381)	(173,449)	(104,066)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(1,438,752)	(156,026)	(2,540,265)	437,154	(193,652)	(563,700)	(1,180,929)	(111,470)	(438,999)	(388,045)
Net realized gain distributions	9,147,675	1,660,525	—	11,823,605	673,890	—	—	2,630,265	4,832,987	—
Change in unrealized appreciation (depreciation) during the period	(24,263,862)	(2,608,454)	(6,670,052)	(23,321,499)	(3,236,269)	(3,674,123)	(5,903,611)	(4,700,235)	(9,782,686)	6,233
Net gain (loss) on investments	(16,554,939)	(1,103,955)	(9,210,317)	(11,060,740)	(2,756,031)	(4,237,823)	(7,084,540)	(2,181,440)	(5,388,698)	(381,812)
Net increase (decrease) in net assets resulting from operations	$(17,207,554)	$(1,179,383)	$(7,744,295)	$(11,007,256)	$(2,666,239)	$(3,770,040)	$(7,920,627)	$(2,344,821)	$(5,562,147)	$(485,878)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2022

	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$158,305	$2,007,692	$638,955	$895,434	$—	$243,652	$70,076	$13,825	$70,800	$—

Expenses:
Administrative charges	(8,543)	(17,870)	(20,297)	(15,300)	(82)	(950)	(1,596)	(986)	(43,224)	(2,247)
Mortality and expense risk charges	(184,702)	(1,098,636)	(1,170,627)	(895,627)	(685)	(396,185)	(72,377)	(34,092)	(582,035)	(47,519)
Total expenses	(193,245)	(1,116,506)	(1,190,924)	(910,927)	(767)	(397,135)	(73,973)	(35,078)	(625,259)	(49,766)
Net investment income (loss)	(34,940)	891,186	(551,969)	(15,493)	(767)	(153,483)	(3,897)	(21,253)	(554,459)	(49,766)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	160,828	(1,797,498)	102,545	1,984,663	(130)	669,961	118,244	(22,349)	(168,523)	(187,212)
Net realized gain distributions	1,239,524	820,529	9,779,000	5,825,022	13,038	1,392,519	797,939	297,202	—	537,066
Change in unrealized appreciation (depreciation) during the period	(3,125,677)	(12,564,015)	(23,928,490)	(14,248,759)	(20,384)	(8,116,815)	(2,004,018)	(895,508)	(19,763)	(1,398,755)
Net gain (loss) on investments	(1,725,325)	(13,540,984)	(14,046,945)	(6,439,074)	(7,476)	(6,054,335)	(1,087,835)	(620,655)	(188,286)	(1,048,901)
Net increase (decrease) in net assets resulting from operations	$(1,760,265)	$(12,649,798)	$(14,598,914)	$(6,454,567)	$(8,243)	$(6,207,818)	$(1,091,732)	$(641,908)	$(742,745)	$(1,098,667)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2022

	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Lord Abbett Series Fund - Fundamental Equity Portfolio	Lord Abbett Series Fund - Dividend Growth Portfolio	Lord Abbett Series Fund - Bond Debenture Portfolio	Lord Abbett Series Fund - Growth and Income Portfolio	MFS® Growth Series	MFS® Global Equity Series	MFS® Investors Trust Series	MFS® Mid Cap Growth Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$91,460	$5,005	$18,071	$247,818	$15,983	$—	$18,015	$219,990	$—

Expenses:
Administrative charges	(131)	(8,361)	—	—	—	—	(26,556)	(5,476)	(51,523)	(21,240)
Mortality and expense risk charges	(19,138)	(117,990)	(3,243)	(33,744)	(97,498)	(21,303)	(347,549)	(60,946)	(552,506)	(251,077)
Total expenses	(19,269)	(126,351)	(3,243)	(33,744)	(97,498)	(21,303)	(374,105)	(66,422)	(604,029)	(272,317)
Net investment income (loss)	(19,269)	(34,891)	1,762	(15,673)	150,320	(5,320)	(374,105)	(48,407)	(384,039)	(272,317)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(18,456)	350,857	8,199	28,144	(116,993)	30,386	309,156	50,654	2,179,121	(299,817)
Net realized gain distributions	203,430	641,885	60,710	302,215	16,815	97,569	2,373,557	338,050	4,233,408	2,009,554
Change in unrealized appreciation (depreciation) during the period	(638,223)	(1,495,594)	(136,387)	(713,313)	(1,088,501)	(279,195)	(11,258,816)	(1,169,631)	(13,230,819)	(7,337,609)
Net gain (loss) on investments	(453,249)	(502,852)	(67,478)	(382,954)	(1,188,679)	(151,240)	(8,576,103)	(780,927)	(6,818,290)	(5,627,872)
Net increase (decrease) in net assets resulting from operations	$(472,518)	$(537,743)	$(65,716)	$(398,627)	$(1,038,359)	$(156,560)	$(8,950,208)	$(829,334)	$(7,202,329)	$(5,900,189)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2022

	MFS® New Discovery Series	MFS® Total Return Series	MFS® Value Series	MFS® Total Return Bond Series	MFS® Research Series	MFS® High Yield Portfolio	BlackRock Managed Volatility V.I. Fund	BlackRock Global Allocation V.I. Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$1,649,513	$536,169	$1,233,364	$17,745	$960,544	$—	$—	$37,733	$—

Expenses:
Administrative charges	(35,586)	(147,639)	(39,730)	(66,121)	(6,247)	—	—	—	—	(596)
Mortality and expense risk charges	(368,872)	(1,588,438)	(657,862)	(683,992)	(61,579)	(319,983)	(132,849)	(317)	(21,713)	(7,641)
Total expenses	(404,458)	(1,736,077)	(697,592)	(750,113)	(67,826)	(319,983)	(132,849)	(317)	(21,713)	(8,237)
Net investment income (loss)	(404,458)	(86,564)	(161,423)	483,251	(50,081)	640,561	(132,849)	(317)	16,020	(8,237)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(803,452)	1,571,197	2,021,317	(975,416)	60,316	(650,061)	(185,178)	(206)	63,498	839
Net realized gain distributions	6,940,665	8,312,271	2,415,500	528,454	463,126	—	—	744	140,469	22,211
Change in unrealized appreciation (depreciation) during the period	(15,098,773)	(22,402,515)	(7,915,929)	(8,327,190)	(1,276,822)	(2,446,986)	1,122,004	(9,473)	(861,912)	(229,504)
Net gain (loss) on investments	(8,961,560)	(12,519,047)	(3,479,112)	(8,774,152)	(753,380)	(3,097,047)	936,826	(8,935)	(657,945)	(206,454)
Net increase (decrease) in net assets resulting from operations	$(9,366,018)	$(12,605,611)	$(3,640,535)	$(8,290,901)	$(803,461)	$(2,456,486)	$803,977	$(9,252)	$(641,925)	$(214,691)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2022

	BlackRock Equity Dividend V.I. Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Discovery Portfolio	Invesco V.I. American Value Fund	BlackRock Capital Appreciation V.I. Fund	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio – Select Mid Cap Growth Fund	Invesco V.I. Discovery Mid Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (4)	Sub-Account

Investment income:
Dividends	$6,227	$105	$—	$—	$106,029	$—	$—	$213,712	$—	$—

Expenses:
Administrative charges	—	—	—	—	—	—	—	(2,587)	(2,792)	—
Mortality and expense risk charges	(2,964)	(61)	(4,141)	(16,289)	(264,343)	(2,071)	(133,050)	(82,344)	(111,396)	(46,676)
Total expenses	(2,964)	(61)	(4,141)	(16,289)	(264,343)	(2,071)	(133,050)	(84,931)	(114,188)	(46,676)
Net investment income (loss)	3,263	44	(4,141)	(16,289)	(158,314)	(2,071)	(133,050)	128,781	(114,188)	(46,676)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	8,791	(8)	(25,917)	(194,275)	(87,836)	(8,401)	426,073	(156,942)	408,414	(18,875)
Net realized gain distributions	48,150	62	96,934	467,493	2,667,330	15,544	—	142,859	—	673,106
Change in unrealized appreciation (depreciation) during the period	(80,045)	(743)	(263,329)	(1,388,340)	(3,162,457)	(148,588)	(503,919)	(665,581)	(2,708,708)	(1,676,631)
Net gain (loss) on investments	(23,104)	(689)	(192,312)	(1,115,122)	(582,963)	(141,445)	(77,846)	(679,664)	(2,300,294)	(1,022,400)
Net increase (decrease) in net assets resulting from operations	$(19,841)	$(645)	$(196,453)	$(1,131,411)	$(741,277)	$(143,516)	$(210,896)	$(550,883)	$(2,414,482)	$(1,069,076)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2022

	Invesco V.I. Capital Appreciation Fund	Invesco V.I. Global Fund	Invesco V.I. Main Street Fund®	Invesco V.I. Main Street Small Cap Fund®	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Small Cap Value Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$—	$6,522	$6,423	$522,528	$6,208	$—	$889	$3,562	$320

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	—
Mortality and expense risk charges	(3,896)	(52,558)	(8,923)	(43,319)	(111,762)	(8,566)	(6,724)	(456)	(2,733)	(3,201)
Total expenses	(3,896)	(52,558)	(8,923)	(43,319)	(111,762)	(8,566)	(6,724)	(456)	(2,733)	(3,201)
Net investment income (loss)	(3,896)	(52,558)	(2,401)	(36,896)	410,766	(2,358)	(6,724)	433	829	(2,881)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	3,523	36,759	(180)	101,106	(533,302)	249	23,782	(1,041)	18,518	(8,858)
Net realized gain distributions	89,975	575,894	226,657	300,960	165,009	43,010	167,517	1,550	25,499	26,255
Change in unrealized appreciation (depreciation) during the period	(196,331)	(2,049,686)	(354,434)	(916,694)	(334,400)	(135,487)	(548,292)	(5,484)	(87,256)	(44,819)
Net gain (loss) on investments	(102,833)	(1,437,033)	(127,957)	(514,628)	(702,693)	(92,228)	(356,993)	(4,975)	(43,239)	(27,422)
Net increase (decrease) in net assets resulting from operations	$(106,729)	$(1,489,591)	$(130,358)	$(551,524)	$(291,927)	$(94,586)	$(363,717)	$(4,542)	$(42,410)	$(30,303)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2022

	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio	Putnam VT Large Cap Value Fund	PIMCO VIT All Asset Portfolio	PIMCO StocksPLUS® Global Portfolio	PSF PGIM Jennison Focused Blend Portfolio	PSF PGIM Jennison Growth Portfolio	PSF PGIM Jennison Value Portfolio	PSF International Growth Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$347,556	$17,975	$26,092	$103	$874	$3,035	$—	$—	$—	$—

Expenses:
Administrative charges	—	—	—	—	—	—	(1)	(474)	—	—
Mortality and expense risk charges	(268,518)	(53,173)	(44,121)	(46)	(75)	(1,847)	(14)	(5,538)	(244)	(139)
Total expenses	(268,518)	(53,173)	(44,121)	(46)	(75)	(1,847)	(15)	(6,012)	(244)	(139)
Net investment income (loss)	79,038	(35,198)	(18,029)	57	799	1,188	(15)	(6,012)	(244)	(139)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(311,689)	270,313	14,772	9	(6)	(11,116)	6,366	10,114	3,762	358
Net realized gain distributions	90,863	497,495	392,156	597	924	61,270	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	(2,583,845)	(1,542,450)	(669,635)	(941)	(3,294)	(109,843)	(7,167)	(174,516)	(5,263)	(4,293)
Net gain (loss) on investments	(2,804,671)	(774,642)	(262,707)	(335)	(2,376)	(59,689)	(801)	(164,402)	(1,501)	(3,935)
Net increase (decrease) in net assets resulting from operations	$(2,725,633)	$(809,840)	$(280,736)	$(278)	$(1,577)	$(58,501)	$(816)	$(170,414)	$(1,745)	$(4,074)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2022

	ClearBridge Variable Dividend Strategy Portfolio	Western Asset Variable Global High Yield Bond Portfolio	Clearbridge Variable Large Cap Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Allspring VT Index Asset Allocation Fund	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Discovery Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$445	$1,963	$9,831	$10,620	$2,610	$—	$178	$18,754	$—	$—

Expenses:
Administrative charges	—	(44)	(1,102)	(269)	(228)	—	—	—	—	—
Mortality and expense risk charges	(445)	(365)	(9,179)	(12,630)	(3,844)	(290,405)	(509)	(8,182)	(14,213)	(133)
Total expenses	(445)	(409)	(10,281)	(12,899)	(4,072)	(290,405)	(509)	(8,182)	(14,213)	(133)
Net investment income (loss)	—	1,554	(450)	(2,279)	(1,462)	(290,405)	(331)	10,572	(14,213)	(133)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	493	(305)	2,066	39,736	4,152	174,973	328	(76,655)	(10,226)	(13)
Net realized gain distributions	2,696	—	28,180	77,852	5,952	3,865,318	3,252	—	127,010	3,338
Change in unrealized appreciation (depreciation) during the period	(6,431)	(6,170)	(91,525)	(187,526)	(11,315)	(10,238,333)	(9,315)	(5,281)	(473,748)	(8,776)
Net gain (loss) on investments	(3,242)	(6,475)	(61,279)	(69,938)	(1,211)	(6,198,042)	(5,735)	(81,936)	(356,964)	(5,451)
Net increase (decrease) in net assets resulting from operations	$(3,242)	$(4,921)	$(61,729)	$(72,217)	$(2,673)	$(6,488,447)	$(6,066)	$(71,364)	$(371,177)	$(5,584)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (concluded)
For the Periods Ended December 31, 2022

	Allspring VT Opportunity Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Research International Portfolio	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Overseas Core Fund	CTIVP® - Principal Blue Chip Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (5)

Investment income:
Dividends	$—	$14,488	$7,037	$104,335	$—	$27,009	$—

Expenses:
Administrative charges	—	—	—	—	—	—	—
Mortality and expense risk charges	(52,347)	(81,983)	(125,045)	(100,587)	(129,806)	(77,403)	(112,451)
Total expenses	(52,347)	(81,983)	(125,045)	(100,587)	(129,806)	(77,403)	(112,451)
Net investment income (loss)	(52,347)	(67,495)	(118,008)	3,748	(129,806)	(50,394)	(112,451)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	103,803	22,836	95,186	6,964	759,957	(27,165)	460,417
Net realized gain distributions	665,926	509,189	911,239	126,650	—	264,597	—
Change in unrealized appreciation (depreciation) during the period	(1,614,237)	(1,489,443)	(2,617,283)	(1,417,121)	(3,374,838)	(900,335)	(2,394,508)
Net gain (loss) on investments	(844,508)	(957,418)	(1,610,858)	(1,283,507)	(2,614,881)	(662,903)	(1,934,091)
Net increase (decrease) in net assets resulting from operations	$(896,855)	$(1,024,913)	$(1,728,866)	$(1,279,759)	$(2,744,687)	$(713,297)	$(2,046,542)

The accompanying notes are an integral part of these financial statements.

(1) Formerly AB VPS Balanced Wealth Strategy Portfolio. Change effective May 2, 2022.
(2) Formerly AB VPS International Growth Portfolio. Change effective May 2, 2022.
(3) Formerly Invesco V.I. International Growth Fund. Change effective April 29, 2022.
(4) Formerly Columbia Variable Portfolio - Mid Cap Growth Fund. Change effective May 2, 2022.
(5) Formerly CTIVP® - Loomis Sayles Growth Fund. Change effective May 2, 2022.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2022

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Hedged Allocation Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Sustainable International Thematic Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. EQV International Equity Fund
	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account (3)

Operations:
Net investment income (loss)	$12,500	$(483)	$33,854	$73,357	$(8,714)	$(5,203)	$(192,080)	$29,637	$5,147	$840
Net realized gain (loss) on security transactions	107,342	239	(34,507)	2,946	39,235	(837)	167,145	(1,545,618)	(33,869)	124,941
Net realized gain distributions	83,919	6,303	225,669	—	139,753	49,231	3,199,844	—	—	2,102,506
Change in unrealized appreciation (depreciation) during the period	(205,250)	(33,773)	(765,512)	(567,092)	(386,911)	(155,521)	(8,759,613)	(5,274,624)	(16,270)	(6,905,450)
Net increase (decrease) in net assets resulting from operations	(1,489)	(27,714)	(540,496)	(490,789)	(216,637)	(112,330)	(5,584,704)	(6,790,605)	(44,992)	(4,677,163)

Unit transactions:
Purchases	20,909	—	—	22,786	2,258	—	41,008	227,642	68	112,358
Net transfers	(68,275)	23,986	7,297	257,294	(228,602)	8,355	(1,037,181)	(2,437,300)	1,489	649,966
Surrenders for benefit payments and fees	(149,432)	(4,759)	(212,018)	(258,483)	(44,826)	(12,021)	(1,721,340)	(5,605,932)	(128,099)	(1,895,182)
Other transactions	—	—	—	95	—	(1)	1,449	668	—	1,332
Death benefits	(82,856)	—	(11,681)	(94,304)	(32,630)	—	(607,545)	(1,974,733)	(861)	(580,615)
Net annuity transactions	—	—	—	181	(1,301)	—	(41,350)	(234,741)	(413)	(345)
Net increase (decrease) in net assets resulting from unit transactions	(279,654)	19,227	(216,402)	(72,431)	(305,101)	(3,667)	(3,364,959)	(10,024,396)	(127,816)	(1,712,486)
Net increase (decrease) in net assets	(281,143)	(8,487)	(756,898)	(563,220)	(521,738)	(115,997)	(8,949,663)	(16,815,001)	(172,808)	(6,389,649)

Net assets:
Beginning of period	1,180,285	82,133	2,722,090	3,318,597	1,342,431	386,002	27,364,628	60,612,621	453,868	24,127,252
End of period	$899,142	$73,646	$1,965,192	$2,755,377	$820,693	$270,005	$18,414,965	$43,797,620	$281,060	$17,737,603

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	Invesco V.I. Main Street Mid Cap Fund®	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced-Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	AB VPS Growth and Income Portfolio	American Funds Insurance Series® Capital World Bond Fund®	American Funds Insurance Series® Capital World Growth and Income Fund®	American Funds Insurance Series® Asset Allocation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(324,195)	$(273,418)	$39,862	$(3)	$(159,080)	$1,273	$(2,850)	$(219,097)	$141,624	$(14,519)
Net realized gain (loss) on security transactions	(242,811)	127,305	(12,815)	255	—	1,766	1,880	(389,490)	77,632	3,535,981
Net realized gain distributions	4,314,621	2,700,980	24,399	752	—	12,197	52,291	232,437	6,795,795	11,815,193
Change in unrealized appreciation (depreciation) during the period	(7,712,843)	(6,671,224)	(178,706)	(1,222)	—	(17,095)	(71,666)	(2,913,307)	(14,173,078)	(35,318,595)
Net increase (decrease) in net assets resulting from operations	(3,965,228)	(4,116,357)	(127,260)	(218)	(159,080)	(1,859)	(20,345)	(3,289,457)	(7,158,027)	(19,981,940)

Unit transactions:
Purchases	112,818	52,328	—	—	677,593	79	—	21,105	70,267	362,799
Net transfers	(421,776)	(36,165)	(18,102)	—	13,827,748	(6,181)	78,743	95,856	(189,266)	(271,419)
Surrenders for benefit payments and fees	(1,639,991)	(1,427,443)	(68,510)	(553)	(12,254,822)	(2,461)	(6,496)	(1,402,105)	(3,169,806)	(9,707,914)
Other transactions	1,020	1,683	—	1	4,092	—	(1)	187	2,012	5,206
Death benefits	(693,113)	(303,143)	(16,942)	—	(2,640,609)	—	(1,445)	(410,807)	(1,010,152)	(5,755,904)
Net annuity transactions	(24,837)	(4,286)	—	—	(76,541)	—	(4,711)	(13,057)	(62,807)	(351,016)
Net increase (decrease) in net assets resulting from unit transactions	(2,665,879)	(1,717,026)	(103,554)	(552)	(462,539)	(8,563)	66,090	(1,708,821)	(4,359,752)	(15,718,248)
Net increase (decrease) in net assets	(6,631,107)	(5,833,383)	(230,814)	(770)	(621,619)	(10,422)	45,745	(4,998,278)	(11,517,779)	(35,700,188)

Net assets:
Beginning of period	25,733,355	19,328,415	863,291	6,730	47,744,343	96,817	282,670	17,723,924	38,617,011	137,654,512
End of period	$19,102,248	$13,495,032	$632,477	$5,960	$47,122,724	$86,395	$328,415	$12,725,646	$27,099,232	$101,954,324

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	American Funds Insurance Series® Washington Mutual Investors FundSM	American Funds Insurance Series® The Bond Fund of America®	American Funds Insurance Series® Global Growth Fund	American Funds Insurance Series® Growth Fund	American Funds Insurance Series® Growth-Income Fund	American Funds Insurance Series® International Fund	American Funds Insurance Series® New World Fund®	American Funds Insurance Series® Global Small Capitalization Fund	Columbia Variable Portfolio - Small Company Growth Fund	Allspring VT Omega Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$39,560	$995,520	$(450,410)	$(5,898,718)	$(1,524,118)	$(17,450)	$(115,889)	$(438,666)	$(69,814)	$(8,592)
Net realized gain (loss) on security transactions	1,612,777	(2,172,505)	1,198,801	12,531,214	9,396,660	(891,864)	319,547	(76,193)	(36,371)	(3,760)
Net realized gain distributions	14,932,754	1,097,964	4,494,061	56,972,709	27,074,970	8,399,839	1,858,819	8,366,267	1,251,854	113,649
Change in unrealized appreciation (depreciation) during the period	(24,116,356)	(14,804,597)	(19,219,587)	(224,667,414)	(94,266,639)	(24,007,370)	(8,218,321)	(18,224,684)	(2,974,938)	(364,179)
Net increase (decrease) in net assets resulting from operations	(7,531,265)	(14,883,618)	(13,977,135)	(161,062,209)	(59,319,127)	(16,516,845)	(6,155,844)	(10,373,276)	(1,829,269)	(262,882)

Unit transactions:
Purchases	305,740	634,364	87,051	2,133,337	944,117	344,650	19,458	109,120	8,917	—
Net transfers	2,207,614	(2,378,326)	(66,059)	254,828	(3,379,080)	3,383,510	(672,184)	197,896	(141,845)	4,260
Surrenders for benefit payments and fees	(4,776,189)	(9,447,499)	(3,023,115)	(32,851,638)	(22,651,968)	(5,154,037)	(1,601,685)	(1,854,191)	(199,939)	(13,429)
Other transactions	958	674	(148)	18,155	19,128	3,169	837	(56)	148	29
Death benefits	(1,862,336)	(3,219,620)	(905,197)	(11,361,869)	(8,928,606)	(1,583,365)	(347,431)	(485,063)	(398,537)	—
Net annuity transactions	(248,399)	(94,081)	56,532	(1,114,407)	(607,624)	(85,972)	(67,288)	(20,397)	(12,576)	(223)
Net increase (decrease) in net assets resulting from unit transactions	(4,372,612)	(14,504,488)	(3,850,936)	(42,921,594)	(34,604,033)	(3,092,045)	(2,668,293)	(2,052,691)	(743,832)	(9,363)
Net increase (decrease) in net assets	(11,903,877)	(29,388,106)	(17,828,071)	(203,983,803)	(93,923,160)	(19,608,890)	(8,824,137)	(12,425,967)	(2,573,101)	(272,245)

Net assets:
Beginning of period	74,980,855	110,508,611	54,887,814	535,524,328	341,233,570	74,327,571	26,797,548	34,312,643	5,270,127	691,080
End of period	$63,076,978	$81,120,505	$37,059,743	$331,540,525	$247,310,410	$54,718,681	$17,973,411	$21,886,676	$2,697,026	$418,835

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund	Franklin Global Real Estate VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(18,020)	$(155,239)	$(106,547)	$(8,483)	$(3,198)	$1,837	$(1,164,769)	$6,215,839	$(371,160)	$3,163
Net realized gain (loss) on security transactions	23,966	367,731	124,537	7,238	1,333	(319)	3,835,529	1,166,814	(346,975)	(4,059)
Net realized gain distributions	109,774	546,047	523,779	42,483	25,885	68	15,677,248	3,948,791	4,710,866	26,154
Change in unrealized appreciation (depreciation) during the period	(567,192)	(4,779,693)	(2,126,276)	(128,302)	(77,167)	(10,156)	(36,178,529)	(26,636,483)	(14,250,671)	(145,689)
Net increase (decrease) in net assets resulting from operations	(451,472)	(4,021,154)	(1,584,507)	(87,064)	(53,147)	(8,570)	(17,830,521)	(15,305,039)	(10,257,940)	(120,431)

Unit transactions:
Purchases	24,189	69,020	48,885	1,400	—	—	385,528	754,222	25,422	—
Net transfers	73,932	33,912	(346,709)	296,074	3,553	556	(967,728)	(3,033,387)	1,651,113	(21,607)
Surrenders for benefit payments and fees	(82,756)	(976,840)	(837,794)	(17,127)	(7,238)	(13,775)	(10,625,008)	(17,525,322)	(1,390,944)	(9,550)
Other transactions	2	2	92	—	—	—	3,585	7,913	923	1
Death benefits	(91,439)	(110,624)	(187,966)	(1,030)	—	—	(3,622,684)	(6,568,273)	(315,003)	(1,458)
Net annuity transactions	—	(4,589)	3,137	—	(1,699)	10,527	(254,573)	(609,639)	(37,563)	(1,276)
Net increase (decrease) in net assets resulting from unit transactions	(76,072)	(989,119)	(1,320,355)	279,317	(5,384)	(2,692)	(15,080,880)	(26,974,486)	(66,052)	(33,890)
Net increase (decrease) in net assets	(527,544)	(5,010,273)	(2,904,862)	192,253	(58,531)	(11,262)	(32,911,401)	(42,279,525)	(10,323,992)	(154,321)

Net assets:
Beginning of period	1,785,604	14,754,650	9,892,609	755,938	238,624	72,242	147,449,237	224,767,888	26,960,299	456,929
End of period	$1,258,060	$9,744,377	$6,987,747	$948,191	$180,093	$60,980	$114,537,836	$182,488,363	$16,636,307	$302,608

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin DynaTech VIP Fund	Templeton Global Bond VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(652,615)	$(75,428)	$1,466,022	$53,484	$89,792	$467,783	$(836,087)	$(163,381)	$(173,449)	$(104,066)
Net realized gain (loss) on security transactions	(1,438,752)	(156,026)	(2,540,265)	437,154	(193,652)	(563,700)	(1,180,929)	(111,470)	(438,999)	(388,045)
Net realized gain distributions	9,147,675	1,660,525	—	11,823,605	673,890	—	—	2,630,265	4,832,987	—
Change in unrealized appreciation (depreciation) during the period	(24,263,862)	(2,608,454)	(6,670,052)	(23,321,499)	(3,236,269)	(3,674,123)	(5,903,611)	(4,700,235)	(9,782,686)	6,233
Net increase (decrease) in net assets resulting from operations	(17,207,554)	(1,179,383)	(7,744,295)	(11,007,256)	(2,666,239)	(3,770,040)	(7,920,627)	(2,344,821)	(5,562,147)	(485,878)

Unit transactions:
Purchases	123,379	37,380	479,991	563,462	92,308	119,502	196,639	94,187	33,870	102,857
Net transfers	1,209,877	96,608	(749,006)	(2,548,130)	(243,669)	460,636	181,748	(754,541)	(80,159)	(295,319)
Surrenders for benefit payments and fees	(2,565,270)	(716,710)	(5,662,610)	(9,336,895)	(767,932)	(3,071,589)	(4,565,188)	(2,486,682)	(663,230)	(573,690)
Other transactions	2,546	1,108	9,645	5,850	1,087	760	2,759	126	647	—
Death benefits	(724,603)	(232,879)	(2,534,941)	(3,720,782)	(200,389)	(1,064,031)	(1,727,113)	(837,947)	(244,971)	(243,770)
Net annuity transactions	(85,150)	(9,791)	(6,892)	(233,320)	18,758	(45,567)	(66,537)	(11,109)	12,475	(26,043)
Net increase (decrease) in net assets resulting from unit transactions	(2,039,221)	(824,284)	(8,463,813)	(15,269,815)	(1,099,837)	(3,600,289)	(5,977,692)	(3,995,966)	(941,368)	(1,035,965)
Net increase (decrease) in net assets	(19,246,775)	(2,003,667)	(16,208,108)	(26,277,071)	(3,766,076)	(7,370,329)	(13,898,319)	(6,340,787)	(6,503,515)	(1,521,843)

Net assets:
Beginning of period	49,803,782	10,400,399	65,430,846	126,121,776	11,812,092	43,497,988	61,477,044	36,339,425	14,062,409	7,638,740
End of period	$30,557,007	$8,396,732	$49,222,738	$99,844,705	$8,046,016	$36,127,659	$47,578,725	$29,998,638	$7,558,894	$6,116,897

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(34,940)	$891,186	$(551,969)	$(15,493)	$(767)	$(153,483)	$(3,897)	$(21,253)	$(554,459)	$(49,766)
Net realized gain (loss) on security transactions	160,828	(1,797,498)	102,545	1,984,663	(130)	669,961	118,244	(22,349)	(168,523)	(187,212)
Net realized gain distributions	1,239,524	820,529	9,779,000	5,825,022	13,038	1,392,519	797,939	297,202	—	537,066
Change in unrealized appreciation (depreciation) during the period	(3,125,677)	(12,564,015)	(23,928,490)	(14,248,759)	(20,384)	(8,116,815)	(2,004,018)	(895,508)	(19,763)	(1,398,755)
Net increase (decrease) in net assets resulting from operations	(1,760,265)	(12,649,798)	(14,598,914)	(6,454,567)	(8,243)	(6,207,818)	(1,091,732)	(641,908)	(742,745)	(1,098,667)

Unit transactions:
Purchases	40,260	265,107	300,039	152,496	—	205,953	15,109	1,612	209,304	6,190
Net transfers	51,835	536,677	1,218,218	(2,424,546)	308	(1,014,804)	313,152	21,166	(852,137)	69,139
Surrenders for benefit payments and fees	(1,014,447)	(6,543,954)	(6,199,012)	(4,813,439)	(9)	(2,355,004)	(349,841)	(125,534)	(3,612,835)	(128,706)
Other transactions	7,204	13,654	3,493	4,619	—	2,706	125	1	816	292
Death benefits	(95,131)	(1,412,175)	(2,200,884)	(1,760,897)	(3,738)	(491,526)	(204,804)	2,144	(1,738,722)	(45,523)
Net annuity transactions	31,901	248,458	106,419	136,142	—	(42,154)	(7,846)	1,748	(69,836)	(2,216)
Net increase (decrease) in net assets resulting from unit transactions	(978,378)	(6,892,233)	(6,771,727)	(8,705,625)	(3,439)	(3,694,829)	(234,105)	(98,863)	(6,063,410)	(100,824)
Net increase (decrease) in net assets	(2,738,643)	(19,542,031)	(21,370,641)	(15,160,192)	(11,682)	(9,902,647)	(1,325,837)	(740,771)	(6,806,155)	(1,199,491)

Net assets:
Beginning of period	11,845,399	81,461,412	88,697,814	66,983,656	64,855	32,403,100	5,854,587	2,546,101	37,850,596	3,445,739
End of period	$9,106,756	$61,919,381	$67,327,173	$51,823,464	$53,173	$22,500,453	$4,528,750	$1,805,330	$31,044,441	$2,246,248

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Lord Abbett Series Fund - Fundamental Equity Portfolio	Lord Abbett Series Fund - Dividend Growth Portfolio	Lord Abbett Series Fund - Bond Debenture Portfolio	Lord Abbett Series Fund - Growth and Income Portfolio	MFS® Growth Series	MFS® Global Equity Series	MFS® Investors Trust Series	MFS® Mid Cap Growth Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(19,269)	$(34,891)	$1,762	$(15,673)	$150,320	$(5,320)	$(374,105)	$(48,407)	$(384,039)	$(272,317)
Net realized gain (loss) on security transactions	(18,456)	350,857	8,199	28,144	(116,993)	30,386	309,156	50,654	2,179,121	(299,817)
Net realized gain distributions	203,430	641,885	60,710	302,215	16,815	97,569	2,373,557	338,050	4,233,408	2,009,554
Change in unrealized appreciation (depreciation) during the period	(638,223)	(1,495,594)	(136,387)	(713,313)	(1,088,501)	(279,195)	(11,258,816)	(1,169,631)	(13,230,819)	(7,337,609)
Net increase (decrease) in net assets resulting from operations	(472,518)	(537,743)	(65,716)	(398,627)	(1,038,359)	(156,560)	(8,950,208)	(829,334)	(7,202,329)	(5,900,189)

Unit transactions:
Purchases	—	14,412	—	—	38,102	—	72,796	4,338	79,985	75,153
Net transfers	72,102	83,023	7,267	49,426	(336,425)	8,604	689,986	87,186	(1,448,458)	(236,425)
Surrenders for benefit payments and fees	(85,216)	(319,073)	(45,943)	(140,363)	(614,658)	(57,498)	(1,606,704)	(290,342)	(3,103,694)	(998,923)
Other transactions	1	343	1	—	166	1	397	54	(48)	4,760
Death benefits	(13,722)	(87,197)	(3,422)	(135,029)	(196,211)	(36,946)	(488,213)	(56,072)	(1,237,824)	(438,296)
Net annuity transactions	—	(29,507)	—	—	(3,424)	—	30,303	3,725	(136,124)	(14,743)
Net increase (decrease) in net assets resulting from unit transactions	(26,835)	(337,999)	(42,097)	(225,966)	(1,112,450)	(85,839)	(1,301,435)	(251,111)	(5,846,163)	(1,608,474)
Net increase (decrease) in net assets	(499,353)	(875,742)	(107,813)	(624,593)	(2,150,809)	(242,399)	(10,251,643)	(1,080,445)	(13,048,492)	(7,508,663)

Net assets:
Beginning of period	1,548,670	7,330,361	564,225	2,644,629	7,445,354	1,429,402	27,821,741	4,335,562	42,524,345	20,052,760
End of period	$1,049,317	$6,454,619	$456,412	$2,020,036	$5,294,545	$1,187,003	$17,570,098	$3,255,117	$29,475,853	$12,544,097

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	MFS® New Discovery Series	MFS® Total Return Series	MFS® Value Series	MFS® Total Return Bond Series	MFS® Research Series	MFS® High Yield Portfolio	BlackRock Managed Volatility V.I. Fund	BlackRock Global Allocation V.I. Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(404,458)	$(86,564)	$(161,423)	$483,251	$(50,081)	$640,561	$(132,849)	$(317)	$16,020	$(8,237)
Net realized gain (loss) on security transactions	(803,452)	1,571,197	2,021,317	(975,416)	60,316	(650,061)	(185,178)	(206)	63,498	839
Net realized gain distributions	6,940,665	8,312,271	2,415,500	528,454	463,126	—	—	744	140,469	22,211
Change in unrealized appreciation (depreciation) during the period	(15,098,773)	(22,402,515)	(7,915,929)	(8,327,190)	(1,276,822)	(2,446,986)	1,122,004	(9,473)	(861,912)	(229,504)
Net increase (decrease) in net assets resulting from operations	(9,366,018)	(12,605,611)	(3,640,535)	(8,290,901)	(803,461)	(2,456,486)	803,977	(9,252)	(641,925)	(214,691)

Unit transactions:
Purchases	94,125	282,954	238,693	318,182	431	41,621	68,620	—	15,215	—
Net transfers	2,264,180	(1,226,483)	(983,034)	(678,414)	124,665	(371,851)	(2,332,873)	346	279,243	—
Surrenders for benefit payments and fees	(1,706,743)	(8,387,011)	(3,675,342)	(4,664,856)	(373,485)	(1,694,905)	(2,480,742)	(417)	(191,781)	(9)
Other transactions	176	1,528	570	419	(145)	240	3,244	—	1	—
Death benefits	(549,772)	(2,706,967)	(1,209,423)	(1,784,594)	(117,400)	(568,436)	(537,307)	—	(3,610)	—
Net annuity transactions	(8,489)	(254,000)	21,294	14,448	—	(13,279)	—	—	7,411	—
Net increase (decrease) in net assets resulting from unit transactions	93,477	(12,289,979)	(5,607,242)	(6,794,815)	(365,934)	(2,606,610)	(5,279,058)	(71)	106,479	(9)
Net increase (decrease) in net assets	(9,272,541)	(24,895,590)	(9,247,777)	(15,085,716)	(1,169,395)	(5,063,096)	(4,475,081)	(9,323)	(535,446)	(214,700)

Net assets:
Beginning of period	29,176,417	114,428,201	47,669,731	55,971,383	4,385,940	20,862,935	21,208,967	55,659	3,458,804	545,196
End of period	$19,903,876	$89,532,611	$38,421,954	$40,885,667	$3,216,545	$15,799,839	$16,733,886	$46,336	$2,923,358	$330,496

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	BlackRock Equity Dividend V.I. Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Discovery Portfolio	Invesco V.I. American Value Fund	BlackRock Capital Appreciation V.I. Fund	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio – Select Mid Cap Growth Fund	Invesco V.I. Discovery Mid Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (4)	Sub-Account

Operations:
Net investment income (loss)	$3,263	$44	$(4,141)	$(16,289)	$(158,314)	$(2,071)	$(133,050)	$128,781	$(114,188)	$(46,676)
Net realized gain (loss) on security transactions	8,791	(8)	(25,917)	(194,275)	(87,836)	(8,401)	426,073	(156,942)	408,414	(18,875)
Net realized gain distributions	48,150	62	96,934	467,493	2,667,330	15,544	—	142,859	—	673,106
Change in unrealized appreciation (depreciation) during the period	(80,045)	(743)	(263,329)	(1,388,340)	(3,162,457)	(148,588)	(503,919)	(665,581)	(2,708,708)	(1,676,631)
Net increase (decrease) in net assets resulting from operations	(19,841)	(645)	(196,453)	(1,131,411)	(741,277)	(143,516)	(210,896)	(550,883)	(2,414,482)	(1,069,076)

Unit transactions:
Purchases	—	—	—	5,661	40,202	—	896	4,705	10,789	24,413
Net transfers	(19,521)	—	40,067	384,907	1,371,103	120,080	129,781	(112,468)	(18,148)	278,781
Surrenders for benefit payments and fees	(41,960)	(351)	(24,110)	(114,973)	(1,167,402)	(35,294)	(371,722)	(252,386)	(354,983)	(237,469)
Other transactions	—	—	(1)	52	57	—	(52)	257	712	1,533
Death benefits	(557)	—	(481)	(4,020)	(259,697)	—	(71,233)	(82,436)	(141,605)	(92,948)
Net annuity transactions	—	—	(183)	(1,268)	72,296	—	(11,517)	(19,093)	(22,764)	(248)
Net increase (decrease) in net assets resulting from unit transactions	(62,038)	(351)	15,292	270,359	56,559	84,786	(323,847)	(461,421)	(525,999)	(25,938)
Net increase (decrease) in net assets	(81,879)	(996)	(181,161)	(861,052)	(684,718)	(58,730)	(534,743)	(1,012,304)	(2,940,481)	(1,095,014)

Net assets:
Beginning of period	494,923	4,354	305,096	1,608,993	15,354,594	349,141	6,667,416	4,717,097	7,620,823	3,314,256
End of period	$413,044	$3,358	$123,935	$747,941	$14,669,876	$290,411	$6,132,673	$3,704,793	$4,680,342	$2,219,242

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	Invesco V.I. Capital Appreciation Fund	Invesco V.I. Global Fund	Invesco V.I. Main Street Fund®	Invesco V.I. Main Street Small Cap Fund®	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Small Cap Value Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(3,896)	$(52,558)	$(2,401)	$(36,896)	$410,766	$(2,358)	$(6,724)	$433	$829	$(2,881)
Net realized gain (loss) on security transactions	3,523	36,759	(180)	101,106	(533,302)	249	23,782	(1,041)	18,518	(8,858)
Net realized gain distributions	89,975	575,894	226,657	300,960	165,009	43,010	167,517	1,550	25,499	26,255
Change in unrealized appreciation (depreciation) during the period	(196,331)	(2,049,686)	(354,434)	(916,694)	(334,400)	(135,487)	(548,292)	(5,484)	(87,256)	(44,819)
Net increase (decrease) in net assets resulting from operations	(106,729)	(1,489,591)	(130,358)	(551,524)	(291,927)	(94,586)	(363,717)	(4,542)	(42,410)	(30,303)

Unit transactions:
Purchases	700	48,973	184	21,079	63,444	—	19,907	—	—	700
Net transfers	3,508	58,174	233,279	(16,742)	(592,693)	619	314,312	(8,132)	34,575	(16,299)
Surrenders for benefit payments and fees	(14,355)	(170,809)	(21,380)	(227,266)	(721,142)	(6,040)	(147,945)	(312)	(159,090)	(8,707)
Other transactions	(2)	(1)	(4)	100	243	—	—	—	1	—
Death benefits	—	(56,507)	(1,182)	(86,822)	(319,927)	—	(80,232)	—	(21,914)	(17,241)
Net annuity transactions	(10,431)	(2,369)	—	(1,054)	332	—	—	(489)	(925)	—
Net increase (decrease) in net assets resulting from unit transactions	(20,580)	(122,539)	210,897	(310,705)	(1,569,743)	(5,421)	106,042	(8,933)	(147,353)	(41,547)
Net increase (decrease) in net assets	(127,309)	(1,612,130)	80,539	(862,229)	(1,861,670)	(100,007)	(257,675)	(13,475)	(189,763)	(71,850)

Net assets:
Beginning of period	344,833	4,542,302	455,005	3,222,152	7,967,461	540,735	1,163,095	50,436	274,284	215,974
End of period	$217,524	$2,930,172	$535,544	$2,359,923	$6,105,791	$440,728	$905,420	$36,961	$84,521	$144,124

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio	Putnam VT Large Cap Value Fund	PIMCO VIT All Asset Portfolio	PIMCO StocksPLUS® Global Portfolio	PSF PGIM Jennison Focused Blend Portfolio	PSF PGIM Jennison Growth Portfolio	PSF PGIM Jennison Value Portfolio	PSF International Growth Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$79,038	$(35,198)	$(18,029)	$57	$799	$1,188	$(15)	$(6,012)	$(244)	$(139)
Net realized gain (loss) on security transactions	(311,689)	270,313	14,772	9	(6)	(11,116)	6,366	10,114	3,762	358
Net realized gain distributions	90,863	497,495	392,156	597	924	61,270	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	(2,583,845)	(1,542,450)	(669,635)	(941)	(3,294)	(109,843)	(7,167)	(174,516)	(5,263)	(4,293)
Net increase (decrease) in net assets resulting from operations	(2,725,633)	(809,840)	(280,736)	(278)	(1,577)	(58,501)	(816)	(170,414)	(1,745)	(4,074)

Unit transactions:
Purchases	215,081	5,429	62,307	—	—	—	—	—	—	—
Net transfers	178,527	(106,772)	(95,157)	—	—	32,183	—	(1,511)	—	—
Surrenders for benefit payments and fees	(1,719,040)	(317,407)	(200,086)	(1)	(17)	(31,508)	(8,284)	(1,315)	(4,604)	(660)
Other transactions	3	—	(2)	1	—	—	(3)	(1)	—	—
Death benefits	(627,025)	(92,680)	(36,454)	—	(103)	—	—	(6,273)	(2,836)	—
Net annuity transactions	(53,886)	(18,246)	(7,184)	—	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(2,006,340)	(529,676)	(276,576)	—	(120)	675	(8,287)	(9,100)	(7,440)	(660)
Net increase (decrease) in net assets	(4,731,973)	(1,339,516)	(557,312)	(278)	(1,697)	(57,826)	(9,103)	(179,514)	(9,185)	(4,734)

Net assets:
Beginning of period	20,296,101	4,358,180	3,119,448	7,378	12,773	310,536	9,367	442,418	23,223	13,622
End of period	$15,564,128	$3,018,664	$2,562,136	$7,100	$11,076	$252,710	$264	$262,904	$14,038	$8,888

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	ClearBridge Variable Dividend Strategy Portfolio	Western Asset Variable Global High Yield Bond Portfolio	Clearbridge Variable Large Cap Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Allspring VT Index Asset Allocation Fund	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Discovery Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$—	$1,554	$(450)	$(2,279)	$(1,462)	$(290,405)	$(331)	$10,572	$(14,213)	$(133)
Net realized gain (loss) on security transactions	493	(305)	2,066	39,736	4,152	174,973	328	(76,655)	(10,226)	(13)
Net realized gain distributions	2,696	—	28,180	77,852	5,952	3,865,318	3,252	—	127,010	3,338
Change in unrealized appreciation (depreciation) during the period	(6,431)	(6,170)	(91,525)	(187,526)	(11,315)	(10,238,333)	(9,315)	(5,281)	(473,748)	(8,776)
Net increase (decrease) in net assets resulting from operations	(3,242)	(4,921)	(61,729)	(72,217)	(2,673)	(6,488,447)	(6,066)	(71,364)	(371,177)	(5,584)

Unit transactions:
Purchases	—	—	—	—	—	28,812	—	8,237	—	—
Net transfers	179	359	3,993	(22,988)	—	(692,828)	—	(35,264)	68,249	—
Surrenders for benefit payments and fees	(4,974)	(1,604)	(22,469)	(104,384)	(18,296)	(1,214,843)	(1,470)	(43,402)	(48,077)	(611)
Other transactions	—	—	36	—	—	280	—	(6)	—	—
Death benefits	—	—	(911)	(15,123)	—	(207,050)	—	(15,501)	(1,435)	—
Net annuity transactions	3,654	—	8,334	(4,802)	—	(56,303)	—	(861)	5,874	—
Net increase (decrease) in net assets resulting from unit transactions	(1,141)	(1,245)	(11,017)	(147,297)	(18,296)	(2,141,932)	(1,470)	(86,797)	24,611	(611)
Net increase (decrease) in net assets	(4,383)	(6,166)	(72,746)	(219,514)	(20,969)	(8,630,379)	(7,536)	(158,161)	(346,566)	(6,195)

Net assets:
Beginning of period	35,302	34,431	807,539	1,010,090	205,098	21,054,447	33,337	604,201	1,015,618	14,626
End of period	$30,919	$28,265	$734,793	$790,576	$184,129	$12,424,068	$25,801	$446,040	$669,052	$8,431

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2022

	Allspring VT Opportunity Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Research International Portfolio	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Overseas Core Fund	CTIVP® - Principal Blue Chip Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (5)

Operations:
Net investment income (loss)	$(52,347)	$(67,495)	$(118,008)	$3,748	$(129,806)	$(50,394)	$(112,451)
Net realized gain (loss) on security transactions	103,803	22,836	95,186	6,964	759,957	(27,165)	460,417
Net realized gain distributions	665,926	509,189	911,239	126,650	—	264,597	—
Change in unrealized appreciation (depreciation) during the period	(1,614,237)	(1,489,443)	(2,617,283)	(1,417,121)	(3,374,838)	(900,335)	(2,394,508)
Net increase (decrease) in net assets resulting from operations	(896,855)	(1,024,913)	(1,728,866)	(1,279,759)	(2,744,687)	(713,297)	(2,046,542)

Unit transactions:
Purchases	30,699	5,229	97,597	47,589	19,089	1,928	9,994
Net transfers	78,938	(113,746)	(152,578)	475,489	(81,686)	99,108	(94,458)
Surrenders for benefit payments and fees	(331,815)	(281,920)	(332,102)	(583,654)	(463,870)	(253,115)	(370,684)
Other transactions	294	194	6	46	(163)	69	635
Death benefits	(125,257)	(50,899)	(172,156)	(161,597)	(463,675)	(45,425)	(134,170)
Net annuity transactions	(4,865)	(4,446)	(26,585)	2,414	45,229	(11,442)	(30,521)
Net increase (decrease) in net assets resulting from unit transactions	(352,006)	(445,588)	(585,818)	(219,713)	(945,076)	(208,877)	(619,204)
Net increase (decrease) in net assets	(1,248,861)	(1,470,501)	(2,314,684)	(1,499,472)	(3,689,763)	(922,174)	(2,665,746)

Net assets:
Beginning of period	4,240,633	5,578,860	8,453,424	6,876,467	8,933,490	4,319,522	7,159,783
End of period	$2,991,772	$4,108,359	$6,138,740	$5,376,995	$5,243,727	$3,397,348	$4,494,037

The accompanying notes are an integral part of these financial statements.

(1) Formerly AB VPS Balanced Wealth Strategy Portfolio. Change effective May 2, 2022.
(2) Formerly AB VPS International Growth Portfolio. Change effective May 2, 2022.
(3) Formerly Invesco V.I. International Growth Fund. Change effective April 29, 2022.
(4) Formerly Columbia Variable Portfolio - Mid Cap Growth Fund. Change effective May 2, 2022.
(5) Formerly CTIVP® - Loomis Sayles Growth Fund. Change effective May 2, 2022.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2021

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$10,628	$(550)	$(35,400)	$252	$(13,076)	$(7,329)	$(310,908)	$364,241	$13,692
Net realized gain (loss) on security transactions	146,628	14,553	9,204	161,973	70,707	31,131	730,651	(39,241)	(553)
Net realized gain distributions	—	14,731	60,649	—	—	39,070	577,492	—	—
Change in unrealized appreciation (depreciation) during the period	108,088	(6,987)	263,751	166,992	331,203	(37,599)	4,948,023	(2,969,722)	(4,918)
Net increase (decrease) in net assets resulting from operations	265,344	21,747	298,204	329,217	388,834	25,273	5,945,258	(2,644,722)	8,221

Unit transactions:
Purchases	—	—	—	10,905	575	—	31,738	270,921	—
Net transfers	(156,043)	15,747	7,991	(280,707)	(132,132)	(239)	(504,085)	6,145,499	132,994
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(178,757)	(35,240)	(218,369)	(477,284)	(164,883)	(74,726)	(2,501,139)	(7,725,142)	(9,335)
Other transactions	—	—	2	88	(1)	(2)	472	4,834	—
Death benefits	(42,975)	—	—	(118,639)	(524)	(1,247)	(522,569)	(2,764,916)	(11,964)
Net annuity transactions	—	—	—	10	1,446	—	(70,669)	521,797	702
Net increase (decrease) in net assets resulting from unit transactions	(377,775)	(19,493)	(210,376)	(865,627)	(295,519)	(76,214)	(3,566,252)	(3,547,007)	112,397
Net increase (decrease) in net assets	(112,431)	2,254	87,828	(536,410)	93,315	(50,941)	2,379,006	(6,191,729)	120,618

Net assets:
Beginning of period	1,292,716	79,879	2,634,262	3,855,007	1,249,116	436,943	24,985,622	66,804,350	333,250
End of period	$1,180,285	$82,133	$2,722,090	$3,318,597	$1,342,431	$386,002	$27,364,628	$60,612,621	$453,868

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Invesco V.I. International Growth Fund	Invesco V.I. Main Street Mid Cap Fund®	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced-Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	AB VPS Growth and Income Portfolio	American Funds Insurance Series® Capital World Bond Fund®	American Funds Insurance Series® Capital World Growth and Income Fund®
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(112,362)	$(369,529)	$(336,514)	$13,986	$19	$(838,049)	$319	$(1,455)	$(25,228)	$(90,243)
Net realized gain (loss) on security transactions	1,410,818	85,954	1,346,997	(3,272)	196	—	2,417	1,504	187,561	1,758,317
Net realized gain distributions	1,670,792	—	1,039,783	29,590	25	—	—	—	470,588	873,586
Change in unrealized appreciation (depreciation) during the period	(1,896,886)	5,125,887	1,307,934	28,217	714	—	15,716	25,932	(1,922,599)	2,166,991
Net increase (decrease) in net assets resulting from operations	1,072,362	4,842,312	3,358,200	68,521	954	(838,049)	18,452	25,981	(1,289,678)	4,708,651

Unit transactions:
Purchases	46,140	252,307	41,801	—	—	380,091	69	—	19,444	107,077
Net transfers	712,520	(283,441)	(1,360,812)	(14,141)	—	13,216,598	(5,369)	168,624	1,651,950	(591,238)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(3,506,721)	(2,323,190)	(2,161,489)	(93,420)	(518)	(12,690,411)	(3,372)	(5,795)	(2,113,649)	(3,396,698)
Other transactions	363	2,295	(2,009)	—	(1)	12,941	—	(1)	(380)	72
Death benefits	(536,321)	(913,611)	(380,703)	(33,169)	—	(5,020,632)	—	—	(541,462)	(1,201,862)
Net annuity transactions	105,084	6,370	100,583	—	—	(135,728)	—	(4,237)	3,462	(2,607)
Net increase (decrease) in net assets resulting from unit transactions	(3,178,935)	(3,259,270)	(3,762,629)	(140,730)	(519)	(4,237,141)	(8,672)	158,591	(980,635)	(5,085,256)
Net increase (decrease) in net assets	(2,106,573)	1,583,042	(404,429)	(72,209)	435	(5,075,190)	9,780	184,572	(2,270,313)	(376,605)

Net assets:
Beginning of period	26,233,825	24,150,313	19,732,844	935,500	6,295	52,819,533	87,037	98,098	19,994,237	38,993,616
End of period	$24,127,252	$25,733,355	$19,328,415	$863,291	$6,730	$47,744,343	$96,817	$282,670	$17,723,924	$38,617,011

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	American Funds Insurance Series® Asset Allocation Fund	American Funds Insurance Series® Washington Mutual Investors FundSM	American Funds Insurance Series® The Bond Fund of America®	American Funds Insurance Series® Global Growth Fund	American Funds Insurance Series® Growth Fund	American Funds Insurance Series® Growth-Income Fund	American Funds Insurance Series® International Fund	American Funds Insurance Series® New World Fund®	American Funds Insurance Series® Global Small Capitalization Fund	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(456,641)	$(290,935)	$(391,510)	$(799,719)	$(8,450,309)	$(2,365,357)	$473,703	$(299,817)	$(674,999)	$(132,092)
Net realized gain (loss) on security transactions	6,561,786	2,798,712	566,818	3,623,002	42,187,127	18,601,732	3,781,124	1,923,281	2,707,507	542,971
Net realized gain distributions	4,588,216	—	4,647,551	2,669,395	67,581,588	3,312,560	—	954,982	854,378	993,491
Change in unrealized appreciation (depreciation) during the period	6,083,929	13,297,668	(7,193,707)	1,824,011	(5,642,389)	46,818,177	(6,522,032)	(1,619,303)	(977,815)	(1,628,356)
Net increase (decrease) in net assets resulting from operations	16,777,290	15,805,445	(2,370,848)	7,316,689	95,676,017	66,367,112	(2,267,205)	959,143	1,909,071	(223,986)

Unit transactions:
Purchases	1,127,392	257,568	327,133	410,564	3,105,097	2,078,168	508,202	47,262	286,550	17,067
Net transfers	2,328,688	2,053,790	9,110,745	(112,515)	(16,577,114)	(7,651,133)	(1,398,763)	(150,117)	(583,308)	(433,406)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(11,962,891)	(6,240,792)	(11,781,958)	(4,061,795)	(50,954,242)	(32,645,470)	(7,985,464)	(2,964,050)	(3,527,744)	(401,251)
Other transactions	(154)	3,652	4,102	2,014	12,380	9,564	3,004	(446)	2,087	(9)
Death benefits	(4,682,199)	(1,552,696)	(2,601,760)	(1,357,478)	(12,378,773)	(8,017,284)	(2,878,168)	(712,568)	(1,061,245)	(135,692)
Net annuity transactions	(149,381)	158,270	(346,105)	(16,485)	(42,861)	(905,150)	27,193	49,969	(13,162)	9,112
Net increase (decrease) in net assets resulting from unit transactions	(13,338,545)	(5,320,208)	(5,287,843)	(5,135,695)	(76,835,513)	(47,131,305)	(11,723,996)	(3,729,950)	(4,896,822)	(944,179)
Net increase (decrease) in net assets	3,438,745	10,485,237	(7,658,691)	2,180,994	18,840,504	19,235,807	(13,991,201)	(2,770,807)	(2,987,751)	(1,168,165)

Net assets:
Beginning of period	134,215,767	64,495,618	118,167,302	52,706,820	516,683,824	321,997,763	88,318,772	29,568,355	37,300,394	6,438,292
End of period	$137,654,512	$74,980,855	$110,508,611	$54,887,814	$535,524,328	$341,233,570	$74,327,571	$26,797,548	$34,312,643	$5,270,127

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Allspring VT Omega Growth Fund	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(12,493)	$(31,066)	$(225,937)	$(124,700)	$(4,553)	$(4,711)	$1,291	$(1,260,853)	$6,556,347	$(517,056)
Net realized gain (loss) on security transactions	72,279	191,909	1,082,121	875,761	39,192	28,905	103	7,473,400	2,714,423	2,038,982
Net realized gain distributions	70,146	398,816	1,767,064	1,545,388	59,087	26,781	1,039	4,637,059	—	3,372,342
Change in unrealized appreciation (depreciation) during the period	(42,695)	(185,135)	583,024	(191,439)	91,005	4,118	(553)	20,333,347	21,772,114	(1,496,868)
Net increase (decrease) in net assets resulting from operations	87,237	374,524	3,206,272	2,105,010	184,731	55,093	1,880	31,182,953	31,042,884	3,397,400

Unit transactions:
Purchases	—	—	79,715	28,197	—	—	—	464,571	1,331,707	107,208
Net transfers	(64,186)	(323,579)	(191,196)	(1,052,602)	39,244	(33,645)	27,644	(1,901,174)	(390,128)	(965,958)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(113,964)	(157,957)	(1,270,784)	(912,494)	(67,996)	(66,418)	(2,711)	(14,251,305)	(22,696,021)	(2,607,803)
Other transactions	(3)	9	3	232	—	1	—	994	18,288	921
Death benefits	(23,411)	(5,368)	(412,815)	(192,756)	—	—	—	(3,885,313)	(7,962,124)	(738,036)
Net annuity transactions	(225)	—	(19,196)	(20,132)	—	(1,989)	—	80,292	(267,748)	(55,842)
Net increase (decrease) in net assets resulting from unit transactions	(201,789)	(486,895)	(1,814,273)	(2,149,555)	(28,752)	(102,051)	24,933	(19,491,935)	(29,966,026)	(4,259,510)
Net increase (decrease) in net assets	(114,552)	(112,371)	1,391,999	(44,545)	155,979	(46,958)	26,813	11,691,018	1,076,858	(862,110)

Net assets:
Beginning of period	805,632	1,897,975	13,362,651	9,937,154	599,959	285,582	45,429	135,758,219	223,691,030	27,822,409
End of period	$691,080	$1,785,604	$14,754,650	$9,892,609	$755,938	$238,624	$72,242	$147,449,237	$224,767,888	$26,960,299

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin DynaTech VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(3,000)	$(984,382)	$(79,931)	$1,113,463	$1,409,210	$(113,702)	$19,392	$(440,163)	$279,716	$(272,479)
Net realized gain (loss) on security transactions	6,892	2,224,925	289,955	(925,556)	2,242,580	551,903	440,338	(95,629)	145,351	897,395
Net realized gain distributions	10,683	6,250,937	287,735	—	—	267,810	—	—	—	924,190
Change in unrealized appreciation (depreciation) during the period	86,331	(3,303,710)	1,546,859	138,968	16,851,133	(1,597,622)	796,017	2,666,786	5,401,937	289,913
Net increase (decrease) in net assets resulting from operations	100,906	4,187,770	2,044,618	326,875	20,502,923	(891,611)	1,255,747	2,130,994	5,827,004	1,839,019

Unit transactions:
Purchases	—	202,806	48,408	233,521	615,516	87,314	172,299	262,007	267,903	124,943
Net transfers	(3,572)	(1,428,393)	771,642	4,478,887	(3,900,955)	559,046	(656,483)	325,754	(1,085,649)	(635,732)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(38,883)	(5,327,703)	(1,464,860)	(7,145,573)	(11,448,051)	(1,520,017)	(4,534,653)	(6,136,812)	(3,976,562)	(1,257,518)
Other transactions	1	871	(149)	2,494	900	2	2,522	1,132	785	13
Death benefits	(790)	(1,541,269)	(153,385)	(2,113,598)	(4,140,855)	(223,347)	(1,069,772)	(2,262,010)	(762,082)	(754,761)
Net annuity transactions	(2,155)	76,940	(8,410)	(244,331)	(174,258)	4,578	(7,577)	(104,267)	75,600	14,225
Net increase (decrease) in net assets resulting from unit transactions	(45,399)	(8,016,748)	(806,754)	(4,788,600)	(19,047,703)	(1,092,424)	(6,093,664)	(7,914,196)	(5,480,005)	(2,508,830)
Net increase (decrease) in net assets	55,507	(3,828,978)	1,237,864	(4,461,725)	1,455,220	(1,984,035)	(4,837,917)	(5,783,202)	346,999	(669,811)

Net assets:
Beginning of period	401,422	53,632,760	9,162,535	69,892,571	124,666,556	13,796,127	48,335,905	67,260,246	35,992,426	14,732,220
End of period	$456,929	$49,803,782	$10,400,399	$65,430,846	$126,121,776	$11,812,092	$43,497,988	$61,477,044	$36,339,425	$14,062,409

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(123,722)	$(124,552)	$661,082	$(1,083,896)	$(275,466)	$(1,272)	$(329,806)	$(42,861)	$(45,732)	$(439,400)
Net realized gain (loss) on security transactions	(228,017)	361,192	321,245	3,157,878	2,763,908	4,527	1,752,087	324,274	69,800	(13,503)
Net realized gain distributions	—	605,670	2,104,342	7,731,327	3,127,005	10,657	1,314,138	—	424,951	—
Change in unrealized appreciation (depreciation) during the period	(185,086)	959,122	(5,277,957)	1,044,484	11,338,568	(6,345)	4,042,830	81,538	(254,240)	(341,333)
Net increase (decrease) in net assets resulting from operations	(536,825)	1,801,432	(2,191,288)	10,849,793	16,954,015	7,567	6,779,249	362,951	194,779	(794,236)

Unit transactions:
Purchases	59,524	—	196,399	154,302	125,589	—	70,724	17,177	6,727	723,869
Net transfers	1,147,410	353,540	10,276,283	(2,027,177)	(5,223,609)	308	(2,432,594)	(53,371)	(6,624)	3,074,199
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(824,602)	(832,141)	(8,098,814)	(7,151,804)	(5,803,640)	(35,657)	(3,128,047)	(590,606)	(150,194)	(4,258,401)
Other transactions	(1)	(14)	647	(3)	780	—	26	12	2	1,313
Death benefits	(143,682)	(392,127)	(3,020,528)	(2,225,570)	(1,835,105)	—	(1,156,413)	(40,085)	(25,189)	(2,074,511)
Net annuity transactions	(4,858)	47,585	45,064	(61,479)	21,558	—	(6,916)	6,879	(3,848)	116,611
Net increase (decrease) in net assets resulting from unit transactions	233,791	(823,157)	(600,949)	(11,311,731)	(12,714,427)	(35,349)	(6,653,220)	(659,994)	(179,126)	(2,416,920)
Net increase (decrease) in net assets	(303,034)	978,275	(2,792,237)	(461,938)	4,239,588	(27,782)	126,029	(297,043)	15,653	(3,211,156)

Net assets:
Beginning of period	7,941,774	10,867,124	84,253,649	89,159,752	62,744,068	92,637	32,277,071	6,151,630	2,530,448	41,061,752
End of period	$7,638,740	$11,845,399	$81,461,412	$88,697,814	$66,983,656	$64,855	$32,403,100	$5,854,587	$2,546,101	$37,850,596

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Lord Abbett Series Fund - Fundamental Equity Portfolio	Lord Abbett Series Fund - Dividend Growth Portfolio	Lord Abbett Series Fund - Bond Debenture Portfolio	Lord Abbett Series Fund - Growth and Income Portfolio	MFS® Growth Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(69,512)	$(26,849)	$(63,672)	$464	$(20,118)	$106,867	$(8,669)	$(497,286)
Net realized gain (loss) on security transactions	130,796	89,304	358,958	27,520	88,541	98,037	73,493	2,738,448
Net realized gain distributions	462,180	134,196	239,775	22,965	250,725	119,326	142,794	3,724,998
Change in unrealized appreciation (depreciation) during the period	(542,812)	(150,280)	810,383	88,672	223,284	(192,297)	106,602	(685,462)
Net increase (decrease) in net assets resulting from operations	(19,348)	46,371	1,345,444	139,621	542,432	131,933	314,220	5,280,698

Unit transactions:
Purchases	6,537	6,583	48	—	200	19,922	19,285	47,140
Net transfers	175,806	(65,979)	250,936	(77,604)	(112,080)	611,673	(16,475)	(1,324,607)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(172,907)	(177,014)	(454,241)	(104,347)	(217,514)	(624,251)	(46,659)	(2,923,474)
Other transactions	145	(5)	82	—	(6)	38	—	(18)
Death benefits	(93,715)	(806)	(87,413)	—	—	(163,037)	(39,578)	(512,128)
Net annuity transactions	13,437	—	53,783	—	—	(67,646)	—	(8,446)
Net increase (decrease) in net assets resulting from unit transactions	(70,697)	(237,221)	(236,805)	(181,951)	(329,400)	(223,301)	(83,427)	(4,721,533)
Net increase (decrease) in net assets	(90,045)	(190,850)	1,108,639	(42,330)	213,032	(91,368)	230,793	559,165

Net assets:
Beginning of period	3,535,784	1,739,520	6,221,722	606,555	2,431,597	7,536,722	1,198,609	27,262,576
End of period	$3,445,739	$1,548,670	$7,330,361	$564,225	$2,644,629	$7,445,354	$1,429,402	$27,821,741

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	MFS® Global Equity Series	MFS® Investors Trust Series	MFS® Mid Cap Growth Series	MFS® New Discovery Series	MFS® Total Return Series	MFS® Value Series	MFS® Total Return Bond Series	MFS® Research Series	MFS® High Yield Portfolio	BlackRock Managed Volatility V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(54,002)	$(511,452)	$(384,567)	$(590,130)	$(9,806)	$(210,375)	$608,423	$(55,477)	$652,544	$(9,537)
Net realized gain (loss) on security transactions	284,122	4,006,802	1,012,618	2,591,848	4,518,930	2,983,351	383,888	207,113	(127,115)	(114,544)
Net realized gain distributions	288,587	1,294,122	3,938,668	4,953,440	5,564,037	1,048,534	4,234	246,331	—	—
Change in unrealized appreciation (depreciation) during the period	100,521	4,473,811	(2,313,812)	(6,745,800)	3,364,872	6,134,638	(2,411,487)	449,504	(182,810)	90,349
Net increase (decrease) in net assets resulting from operations	619,228	9,263,283	2,252,907	209,358	13,438,033	9,956,148	(1,414,942)	847,471	342,619	(33,732)

Unit transactions:
Purchases	36,660	94,770	41,512	150,809	784,632	119,024	164,010	10,139	170,061	17,685
Net transfers	(230,362)	(2,792,566)	(693,726)	(1,410,908)	1,023,820	(2,283,019)	5,384,190	48,807	1,754,053	2,070,253
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(282,669)	(4,087,522)	(1,941,270)	(3,354,139)	(12,918,356)	(5,179,119)	(5,795,881)	(347,915)	(1,987,465)	(2,624,386)
Other transactions	(666)	2,791	(30)	(1,729)	19,679	2,779	816	—	506	(15)
Death benefits	(29,770)	(1,184,533)	(495,387)	(780,167)	(4,046,020)	(1,295,832)	(1,284,120)	(98,487)	(786,812)	(399,042)
Net annuity transactions	(5,678)	143,211	48,891	(47,410)	(105,570)	44,882	49,083	—	(54,127)	—
Net increase (decrease) in net assets resulting from unit transactions	(512,485)	(7,823,849)	(3,040,010)	(5,443,544)	(15,241,815)	(8,591,285)	(1,481,902)	(387,456)	(903,784)	(935,505)
Net increase (decrease) in net assets	106,743	1,439,434	(787,103)	(5,234,186)	(1,803,782)	1,364,863	(2,896,844)	460,015	(561,165)	(969,237)

Net assets:
Beginning of period	4,228,819	41,084,911	20,839,863	34,410,603	116,231,983	46,304,868	58,868,227	3,925,925	21,424,100	22,178,204
End of period	$4,335,562	$42,524,345	$20,052,760	$29,176,417	$114,428,201	$47,669,731	$55,971,383	$4,385,940	$20,862,935	$21,208,967

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	BlackRock Global Allocation V.I. Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Discovery Portfolio	Invesco V.I. American Value Fund	BlackRock Capital Appreciation V.I. Fund	Columbia Variable Portfolio - Dividend Opportunity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$98	$9,113	$(10,752)	$2,972	$41	$(8,089)	$(33,534)	$(134,451)	$(2,440)	$(139,483)
Net realized gain (loss) on security transactions	114	234,311	24,960	23,894	46	19,646	232,429	59,793	24,168	660,393
Net realized gain distributions	9,220	243,397	78,377	60,739	287	95,300	758,650	—	67,576	—
Change in unrealized appreciation (depreciation) during the period	(6,466)	358,260	(17,026)	1,808	(472)	(110,443)	(1,186,075)	920,835	(22,159)	863,995
Net increase (decrease) in net assets resulting from operations	2,966	845,081	75,559	89,413	(98)	(3,586)	(228,530)	846,177	67,145	1,384,905

Unit transactions:
Purchases	—	17,385	—	—	—	—	5,955	1,561	—	1,188
Net transfers	1,596	(426,846)	(50,000)	(38,415)	—	(888)	(183,808)	(882,251)	(38,992)	(104,965)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	15,028,029	—	—
Surrenders for benefit payments and fees	(455)	(395,955)	—	(51,580)	(404)	(39,795)	(195,644)	(843,105)	(39,528)	(636,503)
Other transactions	—	—	—	—	—	—	(25)	547	—	(4)
Death benefits	—	(2,488)	—	(1,883)	—	—	(15,605)	(193,343)	—	(270,446)
Net annuity transactions	—	—	—	—	—	2,536	(2,742)	158,757	—	46,386
Net increase (decrease) in net assets resulting from unit transactions	1,141	(807,904)	(50,000)	(91,878)	(404)	(38,147)	(391,869)	13,270,195	(78,520)	(964,344)
Net increase (decrease) in net assets	4,107	37,177	25,559	(2,465)	(502)	(41,733)	(620,399)	14,116,372	(11,375)	420,561

Net assets:
Beginning of period	51,552	3,421,627	519,637	497,388	4,856	346,829	2,229,392	1,238,222	360,516	6,246,855
End of period	$55,659	$3,458,804	$545,196	$494,923	$4,354	$305,096	$1,608,993	$15,354,594	$349,141	$6,667,416

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Mid Cap Growth Fund	Invesco V.I. Discovery Mid Cap Growth Fund	Invesco V.I. Capital Appreciation Fund	Invesco V.I. Global Fund	Invesco V.I. Main Street Fund®	Invesco V.I. Main Street Small Cap Fund®	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$337,393	$(168,308)	$(62,657)	$(5,137)	$(72,567)	$(4,180)	$(47,753)	$(80,833)	$(5,898)	$(8,287)
Net realized gain (loss) on security transactions	(57,684)	1,015,816	243,519	11,587	198,282	11,067	342,871	(167,458)	2,805	195,458
Net realized gain distributions	—	—	348,729	18,541	234,912	24,884	203,086	—	13,225	125,641
Change in unrealized appreciation (depreciation) during the period	(168,822)	202,489	(41,052)	36,759	202,214	65,908	127,828	(505,688)	47,825	(61,393)
Net increase (decrease) in net assets resulting from operations	110,887	1,049,997	488,539	61,750	562,841	97,679	626,032	(753,979)	57,957	251,419

Unit transactions:
Purchases	8,075	33,625	19,636	—	50,391	204	10,591	26,794	—	—
Net transfers	145,079	(593,937)	30,117	(3,002)	8,832	(18,990)	(557,637)	1,090,070	(607)	(152,182)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(332,998)	(506,676)	(240,696)	(12,891)	(272,141)	(18,703)	(261,802)	(883,100)	(5,976)	(177,492)
Other transactions	78	23	(10)	(4)	5	(2)	(42)	366	—	—
Death benefits	(133,054)	(207,823)	(55,322)	(6,420)	(53,812)	(14,373)	(44,485)	(197,056)	—	(44,559)
Net annuity transactions	60,658	51,511	(336)	(10,915)	(3,289)	—	(1,271)	(4,279)	—	—
Net increase (decrease) in net assets resulting from unit transactions	(252,162)	(1,223,277)	(246,611)	(33,232)	(270,014)	(51,864)	(854,646)	32,795	(6,583)	(374,233)
Net increase (decrease) in net assets	(141,275)	(173,280)	241,928	28,518	292,827	45,815	(228,614)	(721,184)	51,374	(122,814)

Net assets:
Beginning of period	4,858,372	7,794,103	3,072,328	316,315	4,249,475	409,190	3,450,766	8,688,645	489,361	1,285,909
End of period	$4,717,097	$7,620,823	$3,314,256	$344,833	$4,542,302	$455,005	$3,222,152	$7,967,461	$540,735	$1,163,095

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Small Cap Value Fund	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio	Putnam VT Large Cap Value Fund	PIMCO VIT All Asset Portfolio	PIMCO StocksPLUS® Global Portfolio	PSF PGIM Jennison Focused Blend Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(216)	$(2,064)	$(2,263)	$78,817	$(34,377)	$(20,917)	$101	$1,500	$(1,954)	$(140)
Net realized gain (loss) on security transactions	987	9,165	3,534	156,499	441,025	76,564	8,058	150	2,371	137
Net realized gain distributions	169	10,145	—	308,458	186,387	152,470	597	—	30,946	—
Change in unrealized appreciation (depreciation) during the period	1,517	1,637	58,069	(1,203,908)	420,525	522,615	(3,974)	359	22,138	1,198
Net increase (decrease) in net assets resulting from operations	2,457	18,883	59,340	(660,134)	1,013,560	730,732	4,782	2,009	53,501	1,195

Unit transactions:
Purchases	—	—	—	33,650	4,471	174	—	—	—	—
Net transfers	40,128	2,776	41,292	1,767,855	(389,968)	(204,312)	—	—	(26,141)	—
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(4,028)	(24,541)	(44,410)	(2,539,990)	(386,574)	(197,809)	(24,885)	(121)	(35,013)	(31)
Other transactions	(1)	(1)	1	3,150	208	66	(1)	—	—	(3)
Death benefits	—	—	549	(1,464,586)	(91,527)	(61,340)	—	(2,586)	—	—
Net annuity transactions	(571)	(1,175)	—	(71,615)	(4,991)	11,451	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	35,528	(22,941)	(2,568)	(2,271,536)	(868,381)	(451,770)	(24,886)	(2,707)	(61,154)	(34)
Net increase (decrease) in net assets	37,985	(4,058)	56,772	(2,931,670)	145,179	278,962	(20,104)	(698)	(7,653)	1,161

Net assets:
Beginning of period	12,451	278,342	159,202	23,227,771	4,213,001	2,840,486	27,482	13,471	318,189	8,206
End of period	$50,436	$274,284	$215,974	$20,296,101	$4,358,180	$3,119,448	$7,378	$12,773	$310,536	$9,367

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	PSF PGIM Jennison Growth Portfolio	PSF PGIM Jennison Value Portfolio	PSF International Growth Portfolio	ClearBridge Variable Dividend Strategy Portfolio	Western Asset Variable Global High Yield Bond Portfolio	Clearbridge Variable Large Cap Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Allspring VT Index Asset Allocation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(8,140)	$(346)	$(190)	$45	$1,062	$(2,869)	$(2,449)	$(1,041)	$(421,839)	$(388)
Net realized gain (loss) on security transactions	17,652	371	503	388	(89)	10,001	74,245	3,553	1,609,043	599
Net realized gain distributions	—	—	—	2,479	—	65,853	—	—	2,536,902	2,961
Change in unrealized appreciation (depreciation) during the period	43,007	4,695	1,031	4,167	(1,004)	92,228	187,749	48,540	(1,642,298)	980
Net increase (decrease) in net assets resulting from operations	52,519	4,720	1,344	7,079	(31)	165,213	259,545	51,052	2,081,808	4,152

Unit transactions:
Purchases	—	—	—	—	—	—	—	—	11,726	—
Net transfers	(9,229)	—	—	179	411	4,153	(214,143)	(3,013)	(428,751)	—
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(6,366)	(325)	(684)	(894)	(570)	(16,099)	(106,765)	(17,469)	(2,130,186)	(1,359)
Other transactions	22	3	—	—	—	(2)	(1)	1	8,751	—
Death benefits	741	—	—	—	—	(31,826)	(73,058)	—	(286,134)	—
Net annuity transactions	(1,098)	—	—	—	—	(22,591)	24,984	—	22,126	—
Net increase (decrease) in net assets resulting from unit transactions	(15,930)	(322)	(684)	(715)	(159)	(66,365)	(368,983)	(20,481)	(2,802,468)	(1,359)
Net increase (decrease) in net assets	36,589	4,398	660	6,364	(190)	98,848	(109,438)	30,571	(720,660)	2,793

Net assets:
Beginning of period	405,829	18,825	12,962	28,938	34,621	708,691	1,119,528	174,527	21,775,107	30,544
End of period	$442,418	$23,223	$13,622	$35,302	$34,431	$807,539	$1,010,090	$205,098	$21,054,447	$33,337

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2021

	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Discovery Fund	Allspring VT Opportunity Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Research International Portfolio	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Overseas Core Fund	CTIVP® - Loomis Sayles Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(2,242)	$(21,138)	$(214)	$(62,297)	$(71,152)	$(129,351)	$(69,729)	$(179,815)	$(50,456)	$(151,466)
Net realized gain (loss) on security transactions	(78,558)	102,090	490	660,308	229,176	434,634	276,017	909,624	127,434	708,581
Net realized gain distributions	—	118,672	1,176	208,952	405,828	1,071,554	340,458	—	95,105	—
Change in unrealized appreciation (depreciation) during the period	121,218	(130,514)	(2,429)	162,249	516,516	345,785	116,127	1,275,288	166,827	512,493
Net increase (decrease) in net assets resulting from operations	40,418	69,110	(977)	969,212	1,080,368	1,722,622	662,873	2,005,097	338,910	1,069,608

Unit transactions:
Purchases	2,659	—	—	23,341	16,435	12,038	12,520	720	11,361	26,452
Net transfers	(15,369)	37,819	—	(522,880)	169,716	(172,756)	(35,650)	(51,996)	(91,030)	(85,278)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(57,873)	(194,337)	(852)	(1,246,717)	(641,135)	(787,469)	(830,450)	(565,952)	(383,930)	(566,620)
Other transactions	252	(37)	—	354	15	696	504	(84)	90	6
Death benefits	(62,879)	(27,908)	—	(96,580)	(46,248)	(153,862)	(250,922)	(500,651)	(202,876)	(277,005)
Net annuity transactions	(5,614)	(430)	—	2,498	8,122	28,845	30,027	(19,132)	24,793	50,795
Net increase (decrease) in net assets resulting from unit transactions	(138,824)	(184,893)	(852)	(1,839,984)	(493,095)	(1,072,508)	(1,073,971)	(1,137,095)	(641,592)	(851,650)
Net increase (decrease) in net assets	(98,406)	(115,783)	(1,829)	(870,772)	587,273	650,114	(411,098)	868,002	(302,682)	217,958

Net assets:
Beginning of period	702,607	1,131,401	16,455	5,111,405	4,991,587	7,803,310	7,287,565	8,065,488	4,622,204	6,941,825
End of period	$604,201	$1,015,618	$14,626	$4,240,633	$5,578,860	$8,453,424	$6,876,467	$8,933,490	$4,319,522	$7,159,783

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Notes to Financial Statements
December 31, 2022

1. Organization:

Separate Account Seven (the “Account”) is a separate investment account established by Talcott Resolution Life Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.
The Sponsor Company is indirectly owned by Talcott Resolution Life, Inc.

On June 30, 2021, the Account's previous indirect owner, Hopmeadow Holdings GP LLC, completed the sale of the Sponsor Company through the merger of an affiliate of Sixth Street, a global investment firm. Sixth Street obtained 100% control of Talcott Holdings, L.P. and its life and annuity operating subsidiaries including the Account. This transaction does not impact the contracts of the Account or the accounting of the Account.

The Account is comprised of the following Sub-Accounts:
American Century VP Value Fund, American Century VP Growth Fund, AB VPS Balanced Hedged Allocation Portfolio (Formerly AB VPS Balanced Wealth Strategy Portfolio), AB VPS International Value Portfolio, AB VPS Small/Mid Cap Value Portfolio, AB VPS Sustainable International Thematic Portfolio (Formerly AB VPS International Growth Portfolio), Invesco V.I. Core Equity Fund, Invesco V.I. Government Securities Fund, Invesco V.I. High Yield Fund, Invesco V.I. EQV International Equity Fund (Formerly Invesco V.I. International Growth Fund), Invesco V.I. Main Street Mid Cap Fund®, Invesco V.I. Small Cap Equity Fund, Invesco V.I. Balanced-Risk Allocation Fund, Invesco V.I. Diversified Dividend Fund, Invesco V.I. Government Money Market Fund, American Century VP Mid Cap Value Fund, AB VPS Growth and Income Portfolio, American Funds Insurance Series® Capital World Bond Fund®, American Funds Insurance Series® Capital World Growth and Income Fund®, American Funds Insurance Series® Asset Allocation Fund, American Funds Insurance Series® Washington Mutual Investors FundSM, American Funds Insurance Series® The Bond Fund of America®, American Funds Insurance Series® Global Growth Fund, American Funds Insurance Series® Growth Fund, American Funds Insurance Series® Growth-Income Fund, American Funds Insurance Series® International Fund, American Funds Insurance Series® New World Fund®, American Funds Insurance Series® Global Small Capitalization Fund, Columbia Variable Portfolio - Small Company Growth Fund, Allspring VT Omega Growth Fund, Fidelity® VIP Growth Portfolio, Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio, Fidelity® VIP Value Strategies Portfolio, Fidelity® VIP Dynamic Capital Appreciation Portfolio, Fidelity® VIP Strategic Income Portfolio, Franklin Rising Dividends VIP Fund, Franklin Income VIP Fund, Franklin Large Cap Growth VIP Fund, Franklin Global Real Estate VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin Small Cap Value VIP Fund, Franklin Strategic Income VIP Fund, Franklin Mutual Shares VIP Fund, Templeton Developing Markets VIP Fund, Templeton Foreign VIP Fund, Templeton Growth VIP Fund, Franklin Mutual Global Discovery VIP Fund, Franklin DynaTech VIP Fund, Templeton Global Bond VIP Fund, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Healthcare HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Lord Abbett Series Fund - Fundamental Equity Portfolio, Lord Abbett Series Fund - Dividend Growth Portfolio, Lord Abbett Series Fund - Bond Debenture Portfolio, Lord Abbett Series Fund - Growth and Income Portfolio, MFS® Growth Series, MFS® Global Equity Series, MFS® Investors Trust Series, MFS® Mid Cap Growth Series, MFS® New Discovery Series, MFS® Total Return Series, MFS® Value Series, MFS® Total Return Bond Series, MFS® Research Series, MFS® High Yield Portfolio, BlackRock Managed Volatility V.I. Fund, BlackRock Global Allocation V.I. Fund, BlackRock S&P 500 Index V.I. Fund, BlackRock Large Cap Focus Growth V.I. Fund, BlackRock Equity Dividend V.I. Fund, Morgan Stanley VIF Core Plus Fixed Income Portfolio, Morgan Stanley VIF Growth Portfolio, Morgan Stanley VIF Discovery Portfolio, Invesco V.I. American Value Fund, BlackRock Capital Appreciation V.I. Fund, Columbia Variable Portfolio - Dividend Opportunity Fund, Columbia Variable Portfolio - Income Opportunities Fund, Columbia Variable Portfolio – Select Mid Cap Growth Fund (Formerly Columbia Variable Portfolio - Mid Cap Growth Fund), Invesco V.I. Discovery Mid Cap Growth Fund, Invesco V.I. Capital Appreciation Fund, Invesco V.I. Global Fund , Invesco V.I. Main Street Fund®, Invesco V.I. Main Street Small Cap Fund®, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam
VT Growth Opportunities Fund, Putnam VT International Value Fund, Putnam VT International Equity Fund, Putnam VT Small Cap Value Fund, JPMorgan Insurance Trust Core Bond Portfolio, JPMorgan Insurance Trust U.S. Equity Portfolio, JPMorgan Insurance Trust Mid Cap Value Portfolio, Putnam VT Large Cap Value Fund, PIMCO VIT All Asset Portfolio, PIMCO StocksPLUS® Global Portfolio, PSF PGIM Jennison Focused Blend Portfolio, PSF PGIM Jennison Growth Portfolio, PSF PGIM Jennison Value Portfolio, PSF International Growth Portfolio, ClearBridge Variable Dividend Strategy Portfolio, Western Asset Variable Global High Yield Bond Portfolio, Clearbridge Variable Large Cap Value Portfolio, Invesco V.I. Growth and Income Fund, Invesco V.I. Comstock Fund, Invesco V.I. American Franchise Fund, Allspring VT Index Asset Allocation Fund, Allspring VT International Equity Fund, Allspring VT Small Cap Growth Fund, Allspring VT Discovery Fund, Allspring VT Opportunity Fund, MFS® Core Equity Portfolio, MFS® Massachusetts Investors Growth Stock Portfolio, MFS® Research International Portfolio, Columbia Variable Portfolio - Large Cap Growth Fund, Columbia Variable Portfolio - Overseas Core Fund, CTIVP® - Principal Blue Chip Growth Fund (Formerly CTIVP® - Loomis Sayles Growth Fund).
The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.
If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. These transfers are reflected in net interfund transfers due to corporate actions on the statements of changes in net assets.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2022 closing net asset value as determined by the appropriate Fund Manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2022, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account recognizes transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2022 and 2021.

g) Accounting for Uncertain Tax Positions - The statute of limitations is closed through the 2018 tax year and the Sponsor Company is not currently under examination for any open years.  Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2022.
h) Novel Coronavirus - The outbreak and spread of the novel coronavirus ("COVID-19") has caused disruption to the worldwide economy and impacted companies across all industries. The COVID-19 pandemic has adversely impacted, and may continue to adversely impact, the financial performance of the funds in which the Sub-Accounts invest. The fair value of these funds is dependent on financial market conditions and other factors relating to the COVID-19 pandemic, including the development of new variants and surges, and other emerging viruses. Management will continue to monitor developments, and their impact on the Account.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.55% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.20% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

d) Annual Maintenance Fees - An annual maintenance fee up to a maximum of $50 may be charged. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

e) Rider Charges -

The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

Optional Death Benefit Charge maximum of 0.15%
Earnings Protection Benefit Charge maximum of 0.20%
Principal First Charge maximum of 0.75%
Principal First Preferred Charge maximum of 0.20%
MAV/EPB Death Benefit Charge maximum of 0.30%
MAV 70 Death Benefit Charge maximum of 0.20%
MAV Plus Charge maximum of 0.30%
Maximum Anniversary Value III Charge maximum of 1.50%
Liquidity Feature Charge maximum of 0.50%
MAV V Charge maximum of 1.50%
MAV IV Charge maximum of 1.50%
Legacy Lock Charge maximum of 1.50%
Daily Lock Charge maximum of 2.50%
Safety Plus Charge maximum of 2.50%
Future 5 Charge maximum of 2.50%
Future 6 Charge maximum of 2.50%
Maximum Daily Value Charge maximum of 1.50%
Return of Premium IV Charge maximum of 0.75%
Return of Premium V Charge maximum of 0.75%
Return of Premium III Charge maximum of 0.75%
Return of Premium Death Benefit Charge maximum of 0.75%
Lifetime Income Builder Charge maximum of 0.75%
Lifetime Income Builder II Charge maximum of 0.75%
Lifetime Income Foundation Charge maximum of 0.30%
Lifetime Income Builder Selects Charge maximum of 1.50%
Lifetime Income Builder Portfolios Charge maximum of 1.50%
Income Foundation Builder maximum of 2.50%
Premium Based Charges maximum of .71%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

f) Distribution Charge - A Distribution Charge of 0.85% may be charged, by the Sponsor Company, to the contract’s value each year at the contract anniversary date. This charge is based on a percentage of remaining gross premiums with each premium payment having its own Distribution Charge schedule. The Distribution Charge is reduced to zero after the completion of seven or eight years (based upon contract terms) after each respective premium payment. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2022 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
American Century VP Value Fund	$218,658	$401,893
American Century VP Growth Fund	$35,457	$10,409
AB VPS Balanced Hedged Allocation Portfolio+	$303,396	$260,275
AB VPS International Value Portfolio	$440,777	$439,852
AB VPS Small/Mid Cap Value Portfolio	$173,762	$347,823
AB VPS Sustainable International Thematic Portfolio+	$57,571	$17,210
Invesco V.I. Core Equity Fund	$4,875,475	$5,232,670
Invesco V.I. Government Securities Fund	$3,970,803	$13,965,567
Invesco V.I. High Yield Fund	$446,625	$569,294
Invesco V.I. EQV International Equity Fund+	$3,793,902	$3,403,043
Invesco V.I. Main Street Mid Cap Fund®	$4,824,564	$3,500,019
Invesco V.I. Small Cap Equity Fund	$3,751,422	$3,040,886
Invesco V.I. Balanced-Risk Allocation Fund	$75,442	$114,734
Invesco V.I. Diversified Dividend Fund	$852	$655
Invesco V.I. Government Money Market Fund	$28,711,109	$29,332,772
American Century VP Mid Cap Value Fund	$14,307	$9,401
AB VPS Growth and Income Portfolio	$209,774	$94,242
American Funds Insurance Series® Capital World Bond Fund®	$902,561	$2,598,043
American Funds Insurance Series® Capital World Growth and Income Fund®	$8,249,817	$5,672,147
American Funds Insurance Series® Asset Allocation Fund	$17,749,274	$21,666,848
American Funds Insurance Series® Washington Mutual Investors FundSM	$21,899,290	$11,299,590
American Funds Insurance Series® The Bond Fund of America®	$7,446,320	$19,857,327
American Funds Insurance Series® Global Growth Fund	$6,879,539	$6,686,824
American Funds Insurance Series® Growth Fund	$70,331,485	$62,179,089
American Funds Insurance Series® Growth-Income Fund	$36,856,980	$45,910,163
American Funds Insurance Series® International Fund	$14,785,683	$9,495,339
American Funds Insurance Series® New World Fund®	$2,650,298	$3,575,662
American Funds Insurance Series® Global Small Capitalization Fund	$10,327,668	$4,452,757
Columbia Variable Portfolio - Small Company Growth Fund	$1,340,044	$901,838
Allspring VT Omega Growth Fund	$122,288	$26,595
Fidelity® VIP Growth Portfolio	$236,180	$220,498
Fidelity® VIP Contrafund® Portfolio	$1,082,231	$1,680,542
Fidelity® VIP Mid Cap Portfolio	$883,887	$1,787,011
Fidelity® VIP Value Strategies Portfolio	$419,859	$106,542
Fidelity® VIP Dynamic Capital Appreciation Portfolio	$31,906	$14,603
Fidelity® VIP Strategic Income Portfolio	$3,492	$4,279
Franklin Rising Dividends VIP Fund	$19,905,863	$20,474,268
Franklin Income VIP Fund	$17,772,641	$34,582,500
Franklin Large Cap Growth VIP Fund	$7,069,594	$2,795,939
Franklin Global Real Estate VIP Fund	$42,670	$47,245
Franklin Small-Mid Cap Growth VIP Fund	$11,555,576	$5,099,738
Franklin Small Cap Value VIP Fund	$3,129,567	$2,368,753
Franklin Strategic Income VIP Fund	$5,327,819	$12,325,610
Franklin Mutual Shares VIP Fund	$16,139,946	$19,532,669
Templeton Developing Markets VIP Fund	$1,480,912	$1,817,066
Templeton Foreign VIP Fund	$4,615,843	$7,748,351
Templeton Growth VIP Fund	$1,881,882	$8,695,657
Franklin Mutual Global Discovery VIP Fund	$4,877,466	$6,406,553
Franklin DynaTech VIP Fund	$5,387,062	$1,668,892
Templeton Global Bond VIP Fund	$345,293	$1,485,323
Hartford Balanced HLS Fund	$1,767,273	$1,541,069
Hartford Total Return Bond HLS Fund	$7,742,303	$12,922,820
Hartford Capital Appreciation HLS Fund	$13,283,304	$10,828,007
Hartford Dividend and Growth HLS Fund	$8,701,579	$11,597,674
Hartford Healthcare HLS Fund	$13,292	$4,459
Hartford Disciplined Equity HLS Fund	$3,051,799	$5,507,593
Hartford International Opportunities HLS Fund	$1,625,556	$1,065,621
Hartford MidCap HLS Fund	$372,777	$195,691
Hartford Ultrashort Bond HLS Fund	$6,081,481	$12,699,339
Hartford Small Company HLS Fund	$1,101,354	$714,876
Hartford SmallCap Growth HLS Fund	$406,708	$249,384
Hartford Stock HLS Fund	$1,999,941	$1,730,944
Lord Abbett Series Fund - Fundamental Equity Portfolio	$122,705	$102,329
Lord Abbett Series Fund - Dividend Growth Portfolio	$382,207	$321,631
Lord Abbett Series Fund - Bond Debenture Portfolio	$499,484	$1,444,799
Lord Abbett Series Fund - Growth and Income Portfolio	$158,186	$151,777
MFS® Growth Series	$4,234,217	$3,536,197
MFS® Global Equity Series	$601,109	$562,577
MFS® Investors Trust Series	$4,903,833	$6,900,623
MFS® Mid Cap Growth Series	$2,527,240	$2,398,477
MFS® New Discovery Series	$10,177,752	$3,548,066
MFS® Total Return Series	$12,508,428	$16,572,696
MFS® Value Series	$5,924,046	$9,277,212
MFS® Total Return Bond Series	$4,241,399	$10,024,505
MFS® Research Series	$757,644	$710,533
MFS® High Yield Portfolio	$2,047,153	$4,013,203
BlackRock Managed Volatility V.I. Fund	$908,792	$6,320,699
BlackRock Global Allocation V.I. Fund	$1,537	$1,181
BlackRock S&P 500 Index V.I. Fund	$726,124	$463,157
BlackRock Large Cap Focus Growth V.I. Fund	$22,211	$8,245
BlackRock Equity Dividend V.I. Fund	$86,462	$97,087
Morgan Stanley VIF Core Plus Fixed Income Portfolio	$168	$413
Morgan Stanley VIF Growth Portfolio	$139,531	$31,446
Morgan Stanley VIF Discovery Portfolio	$946,248	$224,685
Invesco V.I. American Value Fund	$5,198,303	$2,632,731
BlackRock Capital Appreciation V.I. Fund	$149,526	$51,268
Columbia Variable Portfolio - Dividend Opportunity Fund	$380,666	$837,565
Columbia Variable Portfolio - Income Opportunities Fund	$507,524	$697,306
Columbia Variable Portfolio – Select Mid Cap Growth Fund+	$152,770	$792,957
Invesco V.I. Discovery Mid Cap Growth Fund	$1,244,176	$643,687
Invesco V.I. Capital Appreciation Fund	$101,008	$35,509
Invesco V.I. Global Fund	$796,530	$395,732
Invesco V.I. Main Street Fund®	$472,581	$37,427
Invesco V.I. Main Street Small Cap Fund®	$411,978	$458,618
Putnam VT Diversified Income Fund	$1,099,132	$2,093,098
Putnam VT Global Asset Allocation Fund	$50,322	$15,091
Putnam VT Growth Opportunities Fund	$581,073	$314,237
Putnam VT International Value Fund	$4,173	$11,124
Putnam VT International Equity Fund	$63,342	$184,368
Putnam VT Small Cap Value Fund	$75,853	$94,026
JPMorgan Insurance Trust Core Bond Portfolio	$1,717,803	$3,554,244
JPMorgan Insurance Trust U.S. Equity Portfolio	$825,296	$892,674
JPMorgan Insurance Trust Mid Cap Value Portfolio	$590,692	$493,142
Putnam VT Large Cap Value Fund	$700	$46
PIMCO VIT All Asset Portfolio	$1,798	$194
PIMCO StocksPLUS® Global Portfolio	$114,464	$51,330
PSF PGIM Jennison Focused Blend Portfolio	$(1)	$8,300
PSF PGIM Jennison Growth Portfolio	$712	$15,824
PSF PGIM Jennison Value Portfolio	$—	$7,682
PSF International Growth Portfolio	$—	$800
ClearBridge Variable Dividend Strategy Portfolio	$3,272	$1,718
Western Asset Variable Global High Yield Bond Portfolio	$2,247	$1,938
Clearbridge Variable Large Cap Value Portfolio	$42,201	$25,487
Invesco V.I. Growth and Income Fund	$177,937	$249,662
Invesco V.I. Comstock Fund	$8,561	$22,368
Invesco V.I. American Franchise Fund	$4,319,806	$2,886,824
Allspring VT Index Asset Allocation Fund	$3,429	$1,979
Allspring VT International Equity Fund	$52,822	$129,047
Allspring VT Small Cap Growth Fund	$213,673	$76,266
Allspring VT Discovery Fund	$3,338	$743
Allspring VT Opportunity Fund	$888,766	$627,193
MFS® Core Equity Portfolio	$590,344	$594,238
MFS® Massachusetts Investors Growth Stock Portfolio	$1,493,791	$1,286,378
MFS® Research International Portfolio	$860,941	$950,256
Columbia Variable Portfolio - Large Cap Growth Fund	$382,534	$1,457,416
Columbia Variable Portfolio - Overseas Core Fund	$702,138	$696,810
CTIVP® - Principal Blue Chip Growth Fund+	$203,069	$934,725
+ See Note 1 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2022 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
American Century VP Value Fund	4,377	14,094	(9,717)
American Century VP Growth Fund	851	276	575
AB VPS Balanced Hedged Allocation Portfolio+	589	14,015	(13,426)
AB VPS International Value Portfolio	48,323	58,117	(9,794)
AB VPS Small/Mid Cap Value Portfolio	959	12,225	(11,266)
AB VPS Sustainable International Thematic Portfolio+	789	1,213	(424)
Invesco V.I. Core Equity Fund	63,638	187,849	(124,211)
Invesco V.I. Government Securities Fund	2,405,137	10,300,647	(7,895,510)
Invesco V.I. High Yield Fund	43,606	114,231	(70,625)
Invesco V.I. EQV International Equity Fund+	330,550	840,457	(509,907)
Invesco V.I. Main Street Mid Cap Fund®	145,060	944,383	(799,323)
Invesco V.I. Small Cap Equity Fund	35,779	91,025	(55,246)
Invesco V.I. Balanced-Risk Allocation Fund	43	6,900	(6,857)
Invesco V.I. Diversified Dividend Fund	—	22	(22)
Invesco V.I. Government Money Market Fund	3,178,169	3,223,160	(44,991)
American Century VP Mid Cap Value Fund	9	298	(289)
AB VPS Growth and Income Portfolio	11,595	6,648	4,947
American Funds Insurance Series® Capital World Bond Fund®	63,196	222,090	(158,894)
American Funds Insurance Series® Capital World Growth and Income Fund®	42,751	282,127	(239,376)
American Funds Insurance Series® Asset Allocation Fund	154,885	749,124	(594,239)
American Funds Insurance Series® Washington Mutual Investors FundSM	1,951,988	3,456,510	(1,504,522)
American Funds Insurance Series® The Bond Fund of America®	289,225	1,324,612	(1,035,387)
American Funds Insurance Series® Global Growth Fund	79,066	191,195	(112,129)
American Funds Insurance Series® Growth Fund	402,363	1,418,263	(1,015,900)
American Funds Insurance Series® Growth-Income Fund	218,834	1,252,537	(1,033,703)
American Funds Insurance Series® International Fund	399,950	589,808	(189,858)
American Funds Insurance Series® New World Fund®	24,095	138,343	(114,248)
American Funds Insurance Series® Global Small Capitalization Fund	89,880	167,683	(77,803)
Columbia Variable Portfolio - Small Company Growth Fund	13,127	94,523	(81,396)
Allspring VT Omega Growth Fund	250	4,725	(4,475)
Fidelity® VIP Growth Portfolio	3,619	4,763	(1,144)
Fidelity® VIP Contrafund® Portfolio	14,648	50,033	(35,385)
Fidelity® VIP Mid Cap Portfolio	13,144	66,619	(53,475)
Fidelity® VIP Value Strategies Portfolio	14,027	3,467	10,560
Fidelity® VIP Dynamic Capital Appreciation Portfolio	183	351	(168)
Fidelity® VIP Strategic Income Portfolio	784	943	(159)
Franklin Rising Dividends VIP Fund	85,323	444,873	(359,550)
Franklin Income VIP Fund	190,187	1,293,886	(1,103,699)
Franklin Large Cap Growth VIP Fund	76,600	82,456	(5,856)
Franklin Global Real Estate VIP Fund	325	1,731	(1,406)
Franklin Small-Mid Cap Growth VIP Fund	91,627	171,645	(80,018)
Franklin Small Cap Value VIP Fund	60,161	91,724	(31,563)
Franklin Strategic Income VIP Fund	148,390	617,363	(468,973)
Franklin Mutual Shares VIP Fund	112,105	731,335	(619,230)
Templeton Developing Markets VIP Fund	26,471	87,084	(60,613)
Templeton Foreign VIP Fund	310,433	570,884	(260,451)
Templeton Growth VIP Fund	125,471	488,483	(363,012)
Franklin Mutual Global Discovery VIP Fund	55,987	188,094	(132,107)
Franklin DynaTech VIP Fund	20,007	51,131	(31,124)
Templeton Global Bond VIP Fund	32,671	122,361	(89,690)
Hartford Balanced HLS Fund	119,003	352,891	(233,888)
Hartford Total Return Bond HLS Fund	719,460	1,932,503	(1,213,043)
Hartford Capital Appreciation HLS Fund	185,238	701,591	(516,353)
Hartford Dividend and Growth HLS Fund	126,818	621,322	(494,504)
Hartford Healthcare HLS Fund	38	446	(408)
Hartford Disciplined Equity HLS Fund	72,522	189,936	(117,414)
Hartford International Opportunities HLS Fund	62,063	79,787	(17,724)
Hartford MidCap HLS Fund	7,200	15,063	(7,863)
Hartford Ultrashort Bond HLS Fund	3,366,882	8,438,176	(5,071,294)
Hartford Small Company HLS Fund	33,832	54,598	(20,766)
Hartford SmallCap Growth HLS Fund	5,963	6,998	(1,035)
Hartford Stock HLS Fund	50,316	160,805	(110,489)
Lord Abbett Series Fund - Fundamental Equity Portfolio	2,037	3,320	(1,283)
Lord Abbett Series Fund - Dividend Growth Portfolio	1,993	9,972	(7,979)
Lord Abbett Series Fund - Bond Debenture Portfolio	13,146	76,361	(63,215)
Lord Abbett Series Fund - Growth and Income Portfolio	2,323	6,365	(4,042)
MFS® Growth Series	66,985	115,190	(48,205)
MFS® Global Equity Series	7,666	15,833	(8,167)
MFS® Investors Trust Series	19,670	222,406	(202,736)
MFS® Mid Cap Growth Series	31,152	127,622	(96,470)
MFS® New Discovery Series	83,206	91,137	(7,931)
MFS® Total Return Series	104,159	590,324	(486,165)
MFS® Value Series	78,992	242,237	(163,245)
MFS® Total Return Bond Series	191,604	689,434	(497,830)
MFS® Research Series	7,915	18,635	(10,720)
MFS® High Yield Portfolio	97,422	321,231	(223,809)
BlackRock Managed Volatility V.I. Fund	88,214	599,832	(511,618)
BlackRock Global Allocation V.I. Fund	50	55	(5)
BlackRock S&P 500 Index V.I. Fund	36,361	27,960	8,401
BlackRock Large Cap Focus Growth V.I. Fund	—	—	—
BlackRock Equity Dividend V.I. Fund	1,240	3,363	(2,123)
Morgan Stanley VIF Core Plus Fixed Income Portfolio	—	29	(29)
Morgan Stanley VIF Growth Portfolio	1,166	942	224
Morgan Stanley VIF Discovery Portfolio	14,342	6,844	7,498
Invesco V.I. American Value Fund	216,731	212,141	4,590
BlackRock Capital Appreciation V.I. Fund	4,167	1,443	2,724
Columbia Variable Portfolio - Dividend Opportunity Fund	19,281	34,685	(15,404)
Columbia Variable Portfolio - Income Opportunities Fund	13,591	53,422	(39,831)
Columbia Variable Portfolio – Select Mid Cap Growth Fund+	7,797	32,045	(24,248)
Invesco V.I. Discovery Mid Cap Growth Fund	44,955	47,109	(2,154)
Invesco V.I. Capital Appreciation Fund	414	1,145	(731)
Invesco V.I. Global Fund	9,802	14,484	(4,682)
Invesco V.I. Main Street Fund®	8,592	1,032	7,560
Invesco V.I. Main Street Small Cap Fund®	3,488	13,951	(10,463)
Putnam VT Diversified Income Fund	32,221	153,265	(121,044)
Putnam VT Global Asset Allocation Fund	55	335	(280)
Putnam VT Growth Opportunities Fund	16,861	12,177	4,684
Putnam VT International Value Fund	167	1,128	(961)
Putnam VT International Equity Fund	3,437	18,003	(14,566)
Putnam VT Small Cap Value Fund	1,821	3,583	(1,762)
JPMorgan Insurance Trust Core Bond Portfolio	95,513	245,495	(149,982)
JPMorgan Insurance Trust U.S. Equity Portfolio	6,883	17,819	(10,936)
JPMorgan Insurance Trust Mid Cap Value Portfolio	5,036	12,091	(7,055)
Putnam VT Large Cap Value Fund	—	—	—
PIMCO VIT All Asset Portfolio	—	8	(8)
PIMCO StocksPLUS® Global Portfolio	2,860	2,716	144
PSF PGIM Jennison Focused Blend Portfolio	—	199	(199)
PSF PGIM Jennison Growth Portfolio	199	2,712	(2,513)
PSF PGIM Jennison Value Portfolio	—	2,713	(2,713)
PSF International Growth Portfolio	—	389	(389)
ClearBridge Variable Dividend Strategy Portfolio	159	200	(41)
Western Asset Variable Global High Yield Bond Portfolio	140	554	(414)
Clearbridge Variable Large Cap Value Portfolio	5,901	8,836	(2,935)
Invesco V.I. Growth and Income Fund	3,642	8,595	(4,953)
Invesco V.I. Comstock Fund	—	527	(527)
Invesco V.I. American Franchise Fund	16,613	87,990	(71,377)
Allspring VT Index Asset Allocation Fund	—	207	(207)
Allspring VT International Equity Fund	22,083	67,603	(45,520)
Allspring VT Small Cap Growth Fund	3,088	2,297	791
Allspring VT Discovery Fund	—	14	(14)
Allspring VT Opportunity Fund	7,544	18,722	(11,178)
MFS® Core Equity Portfolio	3,410	25,489	(22,079)
MFS® Massachusetts Investors Growth Stock Portfolio	25,689	52,025	(26,336)
MFS® Research International Portfolio	54,176	70,424	(16,248)
Columbia Variable Portfolio - Large Cap Growth Fund	17,727	59,469	(41,742)
Columbia Variable Portfolio - Overseas Core Fund	36,033	53,149	(17,116)
CTIVP® - Principal Blue Chip Growth Fund+	10,025	40,882	(30,857)

+ See Note 1 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2021 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
American Century VP Value Fund	2,581	17,140	(14,559)
American Century VP Growth Fund	919	1,337	(418)
AB VPS Balanced Wealth Strategy Portfolio	1,122	12,337	(11,215)
AB VPS International Value Portfolio	16,619	126,338	(109,719)
AB VPS Small/Mid Cap Value Portfolio	2,862	13,126	(10,264)
AB VPS International Growth Portfolio	1,213	5,876	(4,663)
Invesco V.I. Core Equity Fund	77,226	220,421	(143,195)
Invesco V.I. Government Securities Fund	6,703,549	9,440,666	(2,737,117)
Invesco V.I. High Yield Fund	56,996	7,409	49,587
Invesco V.I. International Growth Fund	404,302	1,168,966	(764,664)
Invesco V.I. Main Street Mid Cap Fund®	405,260	1,322,941	(917,681)
Invesco V.I. Small Cap Equity Fund	46,285	154,833	(108,548)
Invesco V.I. Balanced-Risk Allocation Fund	959	9,445	(8,486)
Invesco V.I. Diversified Dividend Fund	—	25	(25)
Invesco V.I. Government Money Market Fund	2,408,235	2,889,794	(481,559)
American Century VP Mid Cap Value Fund	33	352	(319)
AB VPS Growth and Income Portfolio	12,912	1,312	11,600
American Funds Insurance Series® Capital World Bond Fund®	172,120	239,908	(67,788)
American Funds Insurance Series® Capital World Growth and Income Fund®	67,901	304,756	(236,855)
American Funds Insurance Series® Asset Allocation Fund	248,057	713,743	(465,686)
American Funds Insurance Series® Washington Mutual Investors FundSM	1,757,131	3,524,506	(1,767,375)
American Funds Insurance Series® The Bond Fund of America®	769,691	1,091,650	(321,959)
American Funds Insurance Series® Global Growth Fund	80,483	198,248	(117,765)
American Funds Insurance Series® Growth Fund	275,575	1,949,381	(1,673,806)
American Funds Insurance Series® Growth-Income Fund	252,138	1,580,870	(1,328,732)
American Funds Insurance Series® International Fund	276,346	935,179	(658,833)
American Funds Insurance Series® New World Fund®	43,418	147,635	(104,217)
American Funds Insurance Series® Global Small Capitalization Fund	63,513	219,851	(156,338)
Columbia Variable Portfolio - Small Company Growth Fund	34,114	146,230	(112,116)
Allspring VT Omega Growth Fund	28	38,722	(38,694)
Fidelity® VIP Growth Portfolio	536	11,017	(10,481)
Fidelity® VIP Contrafund® Portfolio	12,153	63,651	(51,498)
Fidelity® VIP Mid Cap Portfolio	15,049	93,473	(78,424)
Fidelity® VIP Value Strategies Portfolio	3,182	4,445	(1,263)
Fidelity® VIP Dynamic Capital Appreciation Portfolio	39	2,310	(2,271)
Fidelity® VIP Strategic Income Portfolio	1,516	151	1,365
Franklin Rising Dividends VIP Fund	102,632	551,840	(449,208)
Franklin Income VIP Fund	307,822	1,508,126	(1,200,304)
Franklin Large Cap Growth VIP Fund	61,531	169,613	(108,082)
Franklin Global Real Estate VIP Fund	842	2,283	(1,441)
Franklin Small-Mid Cap Growth VIP Fund	77,774	297,706	(219,932)
Franklin Small Cap Value VIP Fund	126,602	159,478	(32,876)
Franklin Strategic Income VIP Fund	308,032	521,513	(213,481)
Franklin Mutual Shares VIP Fund	123,576	880,800	(757,224)
Templeton Developing Markets VIP Fund	38,728	82,058	(43,330)
Templeton Foreign VIP Fund	325,954	760,520	(434,566)
Templeton Growth VIP Fund	98,525	511,887	(413,362)
Franklin Mutual Global Discovery VIP Fund	61,389	233,314	(171,925)
Franklin DynaTech VIP Fund	20,691	86,045	(65,354)
Templeton Global Bond VIP Fund	101,239	84,642	16,597
Hartford Balanced HLS Fund	64,003	251,410	(187,407)
Hartford Total Return Bond HLS Fund	1,168,242	1,561,135	(392,893)
Hartford Capital Appreciation HLS Fund	100,379	779,833	(679,454)
Hartford Dividend and Growth HLS Fund	161,899	836,115	(674,216)
Hartford Healthcare HLS Fund	32	3,699	(3,667)
Hartford Disciplined Equity HLS Fund	81,837	298,453	(216,616)
Hartford International Opportunities HLS Fund	21,464	105,247	(83,783)
Hartford MidCap HLS Fund	7,495	19,844	(12,349)
Hartford Ultrashort Bond HLS Fund	5,225,459	7,525,517	(2,300,058)
Hartford Small Company HLS Fund	23,910	50,496	(26,586)
Hartford SmallCap Growth HLS Fund	1,937	7,509	(5,572)
Hartford Stock HLS Fund	97,335	212,535	(115,200)
Lord Abbett Series Fund - Fundamental Equity Portfolio	515	6,856	(6,341)
Lord Abbett Series Fund - Dividend Growth Portfolio	230	10,617	(10,387)
Lord Abbett Series Fund - Bond Debenture Portfolio	40,664	51,345	(10,681)
Lord Abbett Series Fund - Growth and Income Portfolio	4,792	9,063	(4,271)
MFS® Growth Series	62,611	192,771	(130,160)
MFS® Global Equity Series	23,662	37,074	(13,412)
MFS® Investors Trust Series	50,686	321,522	(270,836)
MFS® Mid Cap Growth Series	38,392	183,795	(145,403)
MFS® New Discovery Series	37,347	148,325	(110,978)
MFS® Total Return Series	177,488	753,366	(575,878)
MFS® Value Series	65,378	310,329	(244,951)
MFS® Total Return Bond Series	453,705	549,406	(95,701)
MFS® Research Series	11,654	21,598	(9,944)
MFS® High Yield Portfolio	203,372	269,045	(65,673)
BlackRock Managed Volatility V.I. Fund	221,005	310,023	(89,018)
BlackRock Global Allocation V.I. Fund	93	31	62
BlackRock S&P 500 Index V.I. Fund	8,003	58,039	(50,036)
BlackRock Large Cap Focus Growth V.I. Fund	—	1,147	(1,147)
BlackRock Equity Dividend V.I. Fund	882	4,339	(3,457)
Morgan Stanley VIF Core Plus Fixed Income Portfolio	—	32	(32)
Morgan Stanley VIF Growth Portfolio	134	717	(583)
Morgan Stanley VIF Discovery Portfolio	2,399	8,244	(5,845)
Invesco V.I. American Value Fund	1,400,442	201,185	1,199,257
BlackRock Capital Appreciation V.I. Fund	703	2,576	(1,873)
Columbia Variable Portfolio - Dividend Opportunity Fund	12,391	62,803	(50,412)
Columbia Variable Portfolio - Income Opportunities Fund	19,793	39,473	(19,680)
Columbia Variable Portfolio - Mid Cap Growth Fund	8,343	52,153	(43,810)
Invesco V.I. Discovery Mid Cap Growth Fund	32,391	48,659	(16,268)
Invesco V.I. Capital Appreciation Fund	51	1,059	(1,008)
Invesco V.I. Global Fund	3,972	14,200	(10,228)
Invesco V.I. Main Street Fund®	13	1,771	(1,758)
Invesco V.I. Main Street Small Cap Fund®	2,199	28,576	(26,377)
Putnam VT Diversified Income Fund	96,732	96,356	376
Putnam VT Global Asset Allocation Fund	18	325	(307)
Putnam VT Growth Opportunities Fund	5,342	18,047	(12,705)
Putnam VT International Value Fund	3,532	476	3,056
Putnam VT International Equity Fund	357	1,880	(1,523)
Putnam VT Small Cap Value Fund	1,981	1,991	(10)
JPMorgan Insurance Trust Core Bond Portfolio	127,448	272,919	(145,471)
JPMorgan Insurance Trust U.S. Equity Portfolio	2,621	21,322	(18,701)
JPMorgan Insurance Trust Mid Cap Value Portfolio	5,095	18,087	(12,992)
Putnam VT Large Cap Value Fund	—	640	(640)
PIMCO VIT All Asset Portfolio	—	164	(164)
PIMCO StocksPLUS® Global Portfolio	200	3,279	(3,079)
PSF PGIM Jennison Focused Blend Portfolio	—	5	(5)
PSF PGIM Jennison Growth Portfolio	228	3,676	(3,448)
PSF PGIM Jennison Value Portfolio	—	122	(122)
PSF International Growth Portfolio	—	306	(306)
ClearBridge Variable Dividend Strategy Portfolio	7	37	(30)
Western Asset Variable Global High Yield Bond Portfolio	139	195	(56)
Clearbridge Variable Large Cap Value Portfolio	1,810	21,365	(19,555)
Invesco V.I. Growth and Income Fund	5,524	20,482	(14,958)
Invesco V.I. Comstock Fund	—	626	(626)
Invesco V.I. American Franchise Fund	37,804	113,292	(75,488)
Allspring VT Index Asset Allocation Fund	—	185	(185)
Allspring VT International Equity Fund	12,029	94,110	(82,081)
Allspring VT Small Cap Growth Fund	2,117	6,229	(4,112)
Allspring VT Discovery Fund	—	13	(13)
Allspring VT Opportunity Fund	1,751	58,198	(56,447)
MFS® Core Equity Portfolio	24,541	48,351	(23,810)
MFS® Massachusetts Investors Growth Stock Portfolio	17,872	62,727	(44,855)
MFS® Research International Portfolio	26,063	99,289	(73,226)
Columbia Variable Portfolio - Large Cap Growth Fund	8,209	53,136	(44,927)
Columbia Variable Portfolio - Overseas Core Fund	8,551	55,081	(46,530)
CTIVP® - Loomis Sayles Growth Fund	9,899	45,361	(35,462)

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios as of or for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units during the period ended December 31, 2022. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios that had assets during the period reported. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios that had assets during the period reported. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund. For the fund merged into the surviving fund the results are through the date of the fund merger. Corporate actions are identified for only the current year, prior years’ corporate actions are disclosed in the respective year’s report.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
American Century VP Value Fund
2022	31,649	$25.876946	to	$28.436745	$899,142	0.65%	to	1.45%	1.92%	to	1.92%	(1.13)%	to	(0.34)%
2021	41,366	$26.173946	to	$28.999366	$1,180,285	0.50%	to	1.45%	0.39%	to	1.55%	22.49%	to	23.66%
2020	55,925	$21.367737	to	$23.450700	$1,292,716	0.50%	to	1.45%	2.15%	to	2.21%	(0.62)%	to	0.33%
2019	62,912	$21.501257	to	$23.374017	$1,455,732	0.50%	to	1.45%	1.96%	to	1.96%	25.10%	to	26.29%
2018	86,661	$17.187910	to	$18.508409	$1,590,679	0.50%	to	1.45%	1.49%	to	1.53%	(10.58)%	to	(9.73)%
American Century VP Growth Fund
2022	2,405	$30.617792	to	$30.617792	$73,646	0.65%	to	0.65%	—%	to	—%	(31.78)%	to	(31.78)%
2021	1,830	$44.882574	to	$44.882574	$82,133	0.65%	to	0.65%	—%	to	—%	26.31%	to	26.31%
2020	2,248	$35.532853	to	$35.532853	$79,879	0.65%	to	0.65%	0.33%	to	0.33%	33.80%	to	33.80%
2019	2,902	$26.557241	to	$26.557241	$77,063	0.65%	to	0.65%	0.26%	to	0.26%	34.46%	to	34.46%
2018	4,612	$19.751240	to	$19.751240	$91,098	0.65%	to	0.65%	0.11%	to	0.11%	(2.23)%	to	(2.23)%
AB VPS Balanced Hedged Allocation Portfolio+
2022	130,277	$18.317304	to	$22.726310	$1,965,192	0.50%	to	2.70%	3.07%	to	3.09%	(21.32)%	to	(19.57)%
2021	143,703	$23.281991	to	$28.256774	$2,722,090	0.50%	to	2.70%	0.08%	to	0.24%	10.35%	to	12.80%
2020	154,918	$21.099126	to	$25.050508	$2,634,262	0.50%	to	2.70%	0.88%	to	2.21%	6.34%	to	8.71%
2019	212,431	$19.840768	to	$23.044027	$3,595,924	0.50%	to	2.70%	2.30%	to	2.33%	15.06%	to	17.61%
2018	249,313	$17.244421	to	$19.593049	$3,636,382	0.50%	to	2.70%	1.68%	to	1.69%	(8.90)%	to	(6.88)%
AB VPS International Value Portfolio
2022	392,458	$12.009144	to	$14.355854	$2,755,377	0.50%	to	2.70%	4.22%	to	4.27%	(16.09)%	to	(14.22)%
2021	402,252	$14.312364	to	$16.736638	$3,318,597	0.50%	to	2.70%	1.70%	to	1.79%	7.90%	to	10.30%
2020	511,971	$13.264223	to	$15.173551	$3,855,007	0.50%	to	2.70%	1.72%	to	1.76%	(0.51)%	to	1.70%
2019	520,733	$13.332472	to	$14.919716	$3,878,473	0.50%	to	2.70%	0.84%	to	0.87%	13.68%	to	16.21%
2018	545,951	$11.727917	to	$12.838845	$3,552,361	0.50%	to	2.70%	0.77%	to	1.09%	(25.03)%	to	(23.36)%
AB VPS Small/Mid Cap Value Portfolio
2022	31,083	$34.795935	to	$40.276122	$820,693	0.50%	to	2.70%	0.83%	to	0.84%	(18.06)%	to	(16.24)%
2021	42,349	$42.189329	to	$48.083889	$1,342,431	0.50%	to	2.75%	—%	to	0.60%	31.93%	to	34.93%
2020	52,613	$31.978466	to	$35.636456	$1,249,116	0.50%	to	2.75%	0.80%	to	0.84%	0.26%	to	2.54%
2019	54,372	$31.896029	to	$34.753847	$1,272,620	0.50%	to	2.75%	0.32%	to	0.34%	16.65%	to	19.30%
2018	65,725	$27.342613	to	$29.130337	$1,306,557	0.50%	to	2.75%	0.19%	to	0.23%	(17.59)%	to	(15.72)%
AB VPS Sustainable International Thematic Portfolio+
2022	26,348	$10.061908	to	$16.153403	$270,005	1.25%	to	2.70%	—%	to	—%	(29.73)%	to	(28.70)%
2021	26,772	$14.112845	to	$22.988228	$386,002	1.25%	to	2.70%	—%	to	—%	5.13%	to	6.67%
2020	31,435	$13.230890	to	$21.866344	$436,943	1.25%	to	2.70%	0.99%	to	1.19%	26.15%	to	27.99%
2019	37,964	$10.337219	to	$17.333346	$412,327	1.25%	to	2.70%	0.28%	to	0.29%	23.85%	to	25.65%
2018	45,811	$8.226871	to	$13.995949	$389,859	1.25%	to	2.70%	0.40%	to	0.40%	(19.80)%	to	(18.62)%
Invesco V.I. Core Equity Fund
2022	945,277	$24.575587	to	$31.080033	$18,414,965	0.30%	to	2.75%	—%	to	0.91%	(22.70)%	to	(20.99)%
2021	1,069,488	$31.794381	to	$39.337168	$27,364,628	0.30%	to	2.75%	0.34%	to	0.67%	24.28%	to	27.00%
2020	1,212,683	$25.583443	to	$30.270210	$24,985,622	0.50%	to	2.75%	1.05%	to	1.18%	10.76%	to	13.01%
2019	1,378,927	$23.097375	to	$26.786554	$25,754,092	0.50%	to	2.75%	0.17%	to	0.95%	25.47%	to	28.02%
2018	1,600,888	$18.408618	to	$20.922989	$23,750,133	0.50%	to	2.75%	—%	to	0.90%	(11.85)%	to	(10.06)%
Invesco V.I. Government Securities Fund
2022	36,517,052	$1.431786	to	$8.488134	$43,797,620	0.85%	to	2.80%	—%	to	1.88%	(12.77)%	to	(11.05)%
2021	44,412,562	$1.609700	to	$9.730853	$60,612,621	0.85%	to	2.80%	2.15%	to	2.47%	(4.97)%	to	(3.09)%
2020	47,149,679	$1.661102	to	$10.239324	$66,804,350	0.85%	to	2.80%	2.52%	to	2.52%	3.34%	to	5.37%
2019	49,889,647	$1.576383	to	$9.908485	$67,824,159	0.85%	to	2.80%	2.53%	to	2.58%	3.14%	to	5.18%
2018	58,982,046	$1.498812	to	$9.606402	$76,929,665	0.85%	to	2.80%	2.18%	to	2.20%	(2.22)%	to	(0.29)%
Invesco V.I. High Yield Fund
2022	96,167	$9.209454	to	$19.664194	$281,060	1.55%	to	2.75%	—%	to	4.82%	(12.01)%	to	(7.91)%
2021	166,792	$2.329674	to	$22.642496	$453,868	1.70%	to	2.65%	4.75%	to	8.81%	1.65%	to	2.62%
2020	117,205	$2.270143	to	$22.274429	$333,250	1.70%	to	2.65%	6.02%	to	6.03%	0.62%	to	1.58%
2019	131,760	$2.234887	to	$21.893599	$324,289	1.70%	to	2.75%	0.03%	to	5.08%	10.43%	to	11.60%
2018	107,123	$2.002661	to	$19.825577	$263,896	1.70%	to	2.75%	5.07%	to	5.30%	(5.97)%	to	(4.98)%
Invesco V.I. EQV International Equity Fund+
2022	4,968,690	$18.205497	to	$20.639682	$17,737,603	0.50%	to	2.80%	—%	to	1.38%	(20.56)%	to	(18.91)%
2021	5,478,597	$22.918186	to	$26.097468	$24,127,252	0.30%	to	2.80%	—%	to	1.34%	2.97%	to	5.29%
2020	6,243,261	$22.258091	to	$24.786293	$26,233,825	0.30%	to	2.80%	—%	to	2.40%	10.85%	to	13.40%
2019	7,070,576	$20.079731	to	$21.857569	$26,541,900	0.30%	to	2.80%	—%	to	1.58%	25.03%	to	27.85%
2018	8,584,743	$16.060392	to	$17.095661	$25,800,409	0.30%	to	2.80%	—%	to	2.13%	(17.32)%	to	(15.46)%
Invesco V.I. Main Street Mid Cap Fund®
2022	6,073,155	$23.056781	to	$27.534581	$19,102,248	0.65%	to	2.80%	0.07%	to	0.35%	(16.63)%	to	(15.01)%
2021	6,872,478	$27.655875	to	$32.396677	$25,733,355	0.65%	to	2.80%	0.26%	to	0.45%	19.84%	to	22.07%
2020	7,790,159	$23.076506	to	$26.539528	$24,150,313	0.65%	to	2.80%	0.51%	to	0.74%	6.23%	to	8.24%
2019	8,853,776	$21.722629	to	$24.520242	$25,506,863	0.65%	to	2.80%	0.07%	to	0.50%	21.82%	to	24.23%
2018	10,178,122	$17.831447	to	$19.738095	$23,874,817	0.65%	to	2.80%	0.09%	to	0.51%	(13.80)%	to	(12.17)%
Invesco V.I. Small Cap Equity Fund
2022	467,365	$27.700771	to	$35.028997	$13,495,032	0.30%	to	2.80%	—%	to	—%	(22.70)%	to	(20.97)%
2021	522,611	$35.837174	to	$44.323102	$19,328,415	0.30%	to	2.80%	—%	to	0.17%	17.08%	to	19.73%
2020	631,159	$30.608904	to	$37.017915	$19,732,844	0.30%	to	2.80%	—%	to	0.34%	23.73%	to	26.49%
2019	699,451	$24.738082	to	$28.657437	$17,488,092	0.50%	to	2.80%	—%	to	—%	23.11%	to	25.69%
2018	800,697	$20.094666	to	$23.237086	$16,121,168	0.30%	to	2.80%	—%	to	—%	(17.43)%	to	(15.53)%
Invesco V.I. Balanced-Risk Allocation Fund
2022	44,339	$12.754970	to	$15.957969	$632,477	0.50%	to	2.40%	7.11%	to	7.31%	(16.55)%	to	(14.94)%
2021	51,196	$15.283831	to	$18.761536	$863,291	0.50%	to	2.40%	2.91%	to	3.04%	6.67%	to	8.72%
2020	59,682	$14.328032	to	$17.257367	$935,500	0.50%	to	2.40%	7.55%	to	7.94%	7.38%	to	9.44%
2019	72,754	$13.343050	to	$15.768680	$1,049,703	0.50%	to	2.40%	—%	to	—%	12.16%	to	14.31%
2018	92,556	$11.896602	to	$13.794728	$1,187,793	0.50%	to	2.40%	1.27%	to	1.31%	(8.92)%	to	(7.18)%
Invesco V.I. Diversified Dividend Fund
2022	253	$23.567346	to	$23.567346	$5,960	1.70%	to	1.70%	1.66%	to	1.66%	(3.58)%	to	(3.58)%
2021	275	$24.442023	to	$24.442023	$6,730	1.70%	to	1.70%	1.98%	to	1.98%	16.60%	to	16.60%
2020	300	$20.962948	to	$20.962948	$6,295	1.70%	to	1.70%	2.91%	to	2.91%	(1.82)%	to	(1.82)%
2019	326	$21.351168	to	$21.351168	$6,965	1.70%	to	1.70%	2.72%	to	2.72%	22.67%	to	22.67%
2018	365	$17.405343	to	$17.405343	$6,356	1.70%	to	1.70%	2.17%	to	2.17%	(9.37)%	to	(9.37)%
Invesco V.I. Government Money Market Fund
2022	5,241,490	$8.019038	to	$10.191486	$47,122,724	0.30%	to	2.80%	—%	to	1.09%	(1.54)%	to	0.95%
2021	5,286,481	$8.144581	to	$10.095488	$47,744,343	0.30%	to	2.80%	—%	to	0.01%	(2.75)%	to	(0.29)%
2020	5,768,040	$8.375289	to	$10.125144	$52,819,533	0.30%	to	2.80%	—%	to	0.29%	(2.55)%	to	(0.09)%
2019	4,901,028	$8.693415	to	$10.133930	$45,661,891	0.30%	to	2.75%	1.62%	to	1.86%	(0.87)%	to	1.34%
2018	5,792,357	$8.769400	to	$9.999989	$53,661,271	0.30%	to	2.75%	1.28%	to	1.42%	(1.20)%	to	0.99%
American Century VP Mid Cap Value Fund
2022	2,937	$26.822991	to	$30.036372	$86,395	0.50%	to	1.45%	2.10%	to	2.13%	(2.80)%	to	(1.88)%
2021	3,226	$27.596922	to	$30.610848	$96,817	0.50%	to	1.45%	1.01%	to	1.03%	21.25%	to	22.40%
2020	3,545	$22.761118	to	$25.008360	$87,037	0.50%	to	1.45%	1.70%	to	1.71%	(0.34)%	to	0.61%
2019	3,340	$22.839853	to	$24.857624	$81,643	0.50%	to	1.45%	1.91%	to	1.92%	27.14%	to	28.35%
2018	4,189	$17.964559	to	$19.367050	$79,971	0.50%	to	1.45%	1.10%	to	1.26%	(14.22)%	to	(13.40)%
AB VPS Growth and Income Portfolio
2022	25,350	$12.741721	to	$13.342091	$328,415	1.25%	to	2.45%	0.91%	to	1.11%	(6.73)%	to	(5.61)%
2021	20,403	$13.661516	to	$14.134566	$282,670	1.25%	to	2.45%	0.61%	to	0.64%	24.75%	to	26.25%
2020	8,803	$10.951484	to	$11.195674	$98,098	1.25%	to	2.45%	1.33%	to	1.33%	(0.01)%	to	1.20%
2019♦	9,328	$10.952221	to	$11.062894	$102,971	1.25%	to	2.45%	1.01%	to	1.02%	9.52%	to	10.63%
American Funds Insurance Series® Capital World Bond Fund®
2022	1,245,402	$8.810557	to	$8.857415	$12,725,646	0.50%	to	2.75%	0.20%	to	0.23%	(19.93)%	to	(18.25)%
2021	1,404,296	$10.777853	to	$11.062217	$17,723,924	0.50%	to	2.75%	1.62%	to	1.76%	(7.50)%	to	(5.65)%
2020	1,472,084	$11.423284	to	$11.959025	$19,994,237	0.50%	to	2.75%	0.84%	to	1.22%	6.92%	to	9.07%
2019	1,604,667	$10.473324	to	$11.185125	$20,234,122	0.50%	to	2.75%	1.41%	to	1.50%	4.85%	to	7.00%
2018	1,843,572	$9.788153	to	$10.668221	$21,965,227	0.50%	to	2.75%	1.73%	to	1.95%	(4.01)%	to	(2.10)%
American Funds Insurance Series® Capital World Growth and Income Fund®
2022	1,476,197	$12.555883	to	$26.505012	$27,099,232	0.50%	to	2.75%	2.21%	to	2.30%	(19.58)%	to	(17.98)%
2021	1,715,573	$15.308716	to	$32.958188	$38,617,011	0.50%	to	2.75%	1.34%	to	1.46%	11.66%	to	13.89%
2020	1,952,428	$13.441354	to	$29.515709	$38,993,616	0.50%	to	2.75%	1.12%	to	1.22%	5.78%	to	8.00%
2019	2,255,599	$12.445256	to	$27.902511	$41,881,710	0.50%	to	2.75%	1.46%	to	1.66%	27.59%	to	30.08%
2018	2,666,657	$9.567445	to	$21.759494	$38,499,132	0.50%	to	2.80%	0.22%	to	1.48%	(12.13)%	to	(10.34)%
American Funds Insurance Series® Asset Allocation Fund
2022	4,077,671	$13.068385	to	$25.012326	$101,954,324	0.50%	to	2.75%	1.69%	to	1.90%	(15.76)%	to	(14.09)%
2021	4,671,910	$15.212317	to	$29.496576	$137,654,512	0.50%	to	2.80%	0.29%	to	1.36%	11.92%	to	14.27%
2020	5,137,596	$13.312705	to	$26.354191	$134,215,767	0.50%	to	2.80%	0.73%	to	1.76%	9.35%	to	11.60%
2019	5,675,873	$11.928983	to	$24.100232	$135,014,446	0.50%	to	2.80%	1.75%	to	1.84%	17.88%	to	20.32%
2018	6,425,392	$9.914185	to	$20.443889	$128,179,835	0.50%	to	2.80%	1.36%	to	1.45%	(7.24)%	to	(5.31)%
American Funds Insurance Series® Washington Mutual Investors FundSM
2022	22,135,108	$14.984343	to	$33.344068	$63,076,978	0.30%	to	2.75%	1.82%	to	3.03%	(10.94)%	to	(8.96)%
2021	23,639,630	$16.459154	to	$37.439332	$74,980,855	0.30%	to	2.75%	1.27%	to	1.47%	24.32%	to	27.13%
2020	25,407,005	$12.946697	to	$30.116208	$64,495,618	0.30%	to	2.75%	1.73%	to	1.96%	5.73%	to	8.15%
2019	28,276,106	$11.971410	to	$28.482870	$67,075,208	0.30%	to	2.75%	—%	to	2.00%	18.09%	to	20.67%
2018	32,461,292	$9.920577	to	$24.120341	$64,983,677	0.30%	to	2.75%	—%	to	1.78%	(11.14)%	to	(9.19)%
American Funds Insurance Series® The Bond Fund of America®
2022	5,889,548	$10.033899	to	$10.801651	$81,120,505	0.50%	to	2.75%	2.68%	to	2.88%	(14.95)%	to	(13.18)%
2021	6,924,935	$11.557708	to	$12.700929	$110,508,611	0.50%	to	2.75%	1.24%	to	1.35%	(3.01)%	to	(1.08)%
2020	7,246,894	$11.684237	to	$13.095358	$118,167,302	0.50%	to	2.75%	1.76%	to	3.48%	6.76%	to	8.83%
2019	7,335,684	$10.735782	to	$12.266349	$111,523,128	0.50%	to	2.75%	1.59%	to	2.67%	6.39%	to	8.54%
2018	8,278,849	$9.891325	to	$11.529400	$116,160,829	0.50%	to	2.75%	2.34%	to	2.39%	(3.41)%	to	(1.38)%
American Funds Insurance Series® Global Growth Fund
2022	1,171,057	$33.707996	to	$45.743201	$37,059,743	0.85%	to	2.75%	0.67%	to	0.68%	(26.78)%	to	(25.38)%
2021	1,283,186	$46.039222	to	$61.298850	$54,887,814	0.85%	to	2.75%	0.33%	to	0.34%	13.26%	to	15.44%
2020	1,400,951	$16.780459	to	$40.648006	$52,706,820	0.50%	to	2.75%	0.11%	to	0.35%	26.93%	to	29.52%
2019	1,569,352	$12.956097	to	$32.024496	$46,013,318	0.50%	to	2.75%	0.95%	to	1.08%	31.61%	to	34.20%
2018	1,882,834	$9.654189	to	$24.210580	$42,017,302	0.50%	to	2.80%	0.08%	to	0.51%	(11.56)%	to	(9.69)%
American Funds Insurance Series® Growth Fund
2022	9,434,438	$17.693114	to	$46.795835	$331,540,525	0.30%	to	2.80%	—%	to	0.26%	(31.88)%	to	(30.32)%
2021	10,450,338	$25.393402	to	$68.691717	$535,524,328	0.30%	to	2.80%	0.06%	to	0.21%	18.62%	to	21.32%
2020	12,124,144	$20.788080	to	$57.907788	$516,683,824	0.50%	to	2.80%	0.22%	to	0.33%	47.89%	to	50.96%
2019	14,596,278	$13.770810	to	$39.157035	$410,095,735	0.50%	to	2.80%	0.53%	to	0.84%	27.16%	to	29.79%
2018	17,125,728	$10.640480	to	$30.792652	$373,187,840	0.30%	to	2.80%	—%	to	0.40%	(3.00)%	to	(0.80)%
American Funds Insurance Series® Growth-Income Fund
2022	7,806,108	$15.194931	to	$34.880928	$247,310,410	0.50%	to	2.80%	0.62%	to	1.08%	(18.80)%	to	(17.12)%
2021	8,839,811	$18.334053	to	$42.957770	$341,233,570	0.50%	to	2.80%	0.93%	to	1.05%	20.67%	to	23.18%
2020	10,168,543	$14.883680	to	$35.599175	$321,997,763	0.50%	to	2.80%	1.11%	to	1.42%	10.41%	to	12.68%
2019	11,514,135	$13.208437	to	$32.242598	$327,072,132	0.50%	to	2.80%	1.47%	to	1.70%	22.65%	to	25.23%
2018	13,279,628	$10.547662	to	$26.287348	$304,182,757	0.50%	to	2.80%	1.01%	to	1.28%	(4.50)%	to	(2.55)%
American Funds Insurance Series® International Fund
2022	3,903,347	$9.897380	to	$16.725730	$54,718,681	0.30%	to	2.75%	—%	to	1.61%	(22.94)%	to	(21.26)%
2021	4,093,205	$12.569372	to	$21.704405	$74,327,571	0.30%	to	2.75%	1.21%	to	2.28%	(4.17)%	to	(2.01)%
2020	4,752,038	$12.826795	to	$22.648525	$88,318,772	0.30%	to	2.75%	0.30%	to	0.69%	10.88%	to	13.32%
2019	5,121,847	$11.319229	to	$20.426000	$85,410,841	0.30%	to	2.75%	—%	to	1.54%	19.55%	to	22.30%
2018	6,043,878	$9.255268	to	$17.085804	$83,257,211	0.30%	to	2.75%	—%	to	1.78%	(15.49)%	to	(13.67)%
American Funds Insurance Series® New World Fund®
2022	671,023	$11.873212	to	$19.372401	$17,973,411	0.30%	to	2.75%	—%	to	1.27%	(24.21)%	to	(22.49)%
2021	785,271	$15.317447	to	$25.561739	$26,797,548	0.30%	to	2.75%	0.25%	to	0.84%	2.08%	to	4.32%
2020	889,488	$14.683658	to	$25.042110	$29,568,355	0.30%	to	2.75%	—%	to	0.07%	20.23%	to	22.92%
2019	1,015,189	$11.945320	to	$20.828630	$27,625,726	0.30%	to	2.75%	—%	to	0.92%	25.64%	to	28.43%
2018	1,191,923	$9.301084	to	$16.577745	$25,917,418	0.30%	to	2.75%	—%	to	0.82%	(16.37)%	to	(14.51)%
American Funds Insurance Series® Global Small Capitalization Fund
2022	942,236	$12.172109	to	$26.326524	$21,886,676	0.30%	to	2.75%	—%	to	—%	(31.47)%	to	(29.90)%
2021	1,020,039	$17.363886	to	$38.415811	$34,312,643	0.30%	to	2.75%	—%	to	—%	3.84%	to	6.11%
2020	1,176,377	$16.364324	to	$36.994250	$37,300,394	0.30%	to	2.75%	0.09%	to	0.16%	26.20%	to	29.00%
2019	1,356,156	$12.685349	to	$29.312834	$33,336,774	0.30%	to	2.75%	—%	to	0.15%	27.95%	to	30.85%
2018	1,568,362	$9.694514	to	$22.793980	$29,761,969	0.30%	to	2.80%	—%	to	0.04%	(13.02)%	to	(11.07)%
Columbia Variable Portfolio - Small Company Growth Fund
2022	703,094	$3.170440	to	$36.557453	$2,697,026	1.70%	to	2.75%	—%	to	—%	(37.51)%	to	(36.85)%
2021	784,490	$5.020557	to	$58.121560	$5,270,127	1.70%	to	2.80%	—%	to	—%	(5.58)%	to	(4.54)%
2020	896,606	$5.259160	to	$61.556762	$6,438,292	1.70%	to	2.80%	—%	to	—%	66.41%	to	68.24%
2019	1,109,933	$3.125905	to	$36.991782	$4,755,462	1.70%	to	2.80%	—%	to	—%	36.82%	to	38.33%
2018	1,296,619	$2.259761	to	$27.037123	$3,967,091	1.70%	to	2.80%	—%	to	—%	(4.47)%	to	(3.41)%
Allspring VT Omega Growth Fund
2022	146,392	$32.430113	to	$38.744927	$418,835	1.25%	to	2.45%	—%	to	—%	(38.57)%	to	(37.83)%
2021	150,867	$52.793758	to	$62.319509	$691,080	1.25%	to	2.45%	—%	to	—%	12.48%	to	13.84%
2020	189,561	$46.934619	to	$54.742957	$805,632	1.25%	to	2.45%	—%	to	—%	39.94%	to	41.63%
2019	202,993	$38.652451	to	$43.134586	$614,982	1.25%	to	2.75%	—%	to	—%	33.67%	to	35.69%
2018	285,144	$28.485826	to	$32.268741	$624,244	1.25%	to	2.75%	—%	to	—%	(2.21)%	to	(0.73)%
Fidelity® VIP Growth Portfolio
2022	35,558	$34.609223	to	$50.639506	$1,258,060	1.25%	to	2.40%	0.35%	to	0.36%	(26.43)%	to	(25.58)%
2021	36,702	$46.506451	to	$68.835840	$1,785,604	1.25%	to	2.40%	—%	to	—%	19.99%	to	21.38%
2020	47,183	$38.315724	to	$55.324211	$1,897,975	1.25%	to	2.70%	0.03%	to	0.04%	39.73%	to	41.77%
2019	48,592	$27.027166	to	$39.594026	$1,404,128	1.25%	to	2.70%	0.05%	to	0.06%	30.41%	to	32.31%
2018	76,631	$20.426792	to	$30.361627	$1,587,770	1.25%	to	2.70%	0.01%	to	0.04%	(3.09)%	to	(1.67)%
Fidelity® VIP Contrafund® Portfolio
2022	343,935	$36.006592	to	$44.275660	$9,744,377	0.50%	to	2.70%	0.11%	to	0.26%	(28.45)%	to	(26.86)%
2021	379,320	$49.995060	to	$60.531420	$14,754,650	0.50%	to	2.75%	0.03%	to	0.03%	24.05%	to	26.87%
2020	430,818	$40.301088	to	$47.709520	$13,362,651	0.50%	to	2.75%	0.08%	to	0.08%	26.70%	to	29.58%
2019	518,843	$31.807540	to	$36.817306	$12,589,544	0.50%	to	2.75%	0.21%	to	0.22%	27.71%	to	30.62%
2018	613,365	$24.905161	to	$28.186566	$11,651,008	0.50%	to	2.75%	0.44%	to	0.44%	(9.17)%	to	(7.11)%
Fidelity® VIP Mid Cap Portfolio
2022	279,806	$33.260104	to	$37.802407	$6,987,747	0.50%	to	2.70%	0.27%	to	0.28%	(17.24)%	to	(15.39)%
2021	333,281	$40.186468	to	$44.679269	$9,892,609	0.50%	to	2.70%	0.32%	to	0.37%	21.97%	to	24.68%
2020	411,705	$32.947923	to	$35.834747	$9,937,154	0.50%	to	2.70%	0.38%	to	0.42%	14.73%	to	17.28%
2019	454,568	$28.718380	to	$30.555009	$9,383,865	0.50%	to	2.70%	0.62%	to	0.70%	19.89%	to	22.56%
2018	516,301	$23.953677	to	$24.931094	$8,816,633	0.50%	to	2.70%	0.40%	to	0.40%	(17.04)%	to	(15.20)%
Fidelity® VIP Value Strategies Portfolio
2022	33,961	$26.579679	to	$43.548437	$948,191	1.25%	to	2.70%	0.87%	to	0.89%	(9.82)%	to	(8.50)%
2021	23,401	$29.049057	to	$47.975077	$755,938	1.25%	to	2.75%	0.11%	to	1.27%	29.73%	to	31.69%
2020	24,664	$22.059290	to	$36.981426	$599,959	1.25%	to	2.75%	1.05%	to	1.06%	5.09%	to	6.68%
2019	26,789	$20.678302	to	$35.190452	$605,174	1.25%	to	2.75%	1.43%	to	1.43%	30.46%	to	32.43%
2018	29,836	$15.614159	to	$26.973639	$507,059	1.25%	to	2.75%	0.69%	to	0.71%	(19.74)%	to	(18.52)%
Fidelity® VIP Dynamic Capital Appreciation Portfolio
2022	5,981	$28.272503	to	$32.311745	$180,093	1.25%	to	2.15%	0.10%	to	0.11%	(22.73)%	to	(22.03)%
2021	6,149	$41.442478	to	$58.806754	$238,624	1.25%	to	2.40%	0.01%	to	0.12%	21.32%	to	22.73%
2020	8,420	$33.767951	to	$48.470550	$285,582	1.25%	to	2.40%	0.04%	to	0.05%	30.18%	to	31.69%
2019	9,107	$25.642809	to	$37.233195	$235,677	1.25%	to	2.40%	0.38%	to	0.39%	26.74%	to	28.21%
2018	9,963	$20.000688	to	$29.376711	$203,995	1.25%	to	2.40%	0.33%	to	0.33%	(7.42)%	to	(6.35)%
Fidelity® VIP Strategic Income Portfolio
2022	3,730	$16.159889	to	$16.490572	$60,980	0.50%	to	0.65%	3.38%	to	3.46%	(12.09)%	to	(11.96)%
2021	3,889	$18.382858	to	$18.730886	$72,242	0.50%	to	0.65%	2.39%	to	2.85%	2.86%	to	3.02%
2020	2,524	$17.871498	to	$18.182550	$45,429	0.50%	to	0.65%	3.05%	to	3.14%	6.47%	to	6.63%
2019	2,655	$16.786188	to	$17.052753	$44,850	0.50%	to	0.65%	1.03%	to	1.64%	9.94%	to	10.10%
2018	9,288	$15.268699	to	$15.487927	$142,790	0.50%	to	0.65%	3.45%	to	5.18%	(3.45)%	to	(3.31)%
Franklin Rising Dividends VIP Fund
2022	2,705,579	$36.190149	to	$47.853536	$114,537,836	0.50%	to	2.80%	0.91%	to	1.11%	(13.04)%	to	(11.12)%
2021	3,065,129	$41.618059	to	$53.843274	$147,449,237	0.50%	to	2.80%	0.84%	to	0.92%	23.29%	to	26.00%
2020	3,514,337	$33.756131	to	$42.733716	$135,758,219	0.50%	to	2.80%	1.24%	to	1.25%	12.77%	to	15.27%
2019	4,011,569	$29.934183	to	$37.072649	$135,938,565	0.50%	to	2.80%	1.15%	to	1.22%	25.66%	to	28.51%
2018	4,770,925	$23.820835	to	$28.847348	$127,442,610	0.50%	to	2.80%	1.21%	to	1.39%	(7.70)%	to	(5.64)%
Franklin Income VIP Fund
2022	7,409,908	$21.919574	to	$24.603335	$182,488,363	0.50%	to	2.75%	4.66%	to	4.95%	(8.04)%	to	(6.06)%
2021	8,513,607	$23.507682	to	$26.191692	$224,767,888	0.50%	to	2.75%	4.42%	to	4.55%	13.43%	to	16.01%
2020	9,713,911	$20.725204	to	$22.578017	$223,691,030	0.50%	to	2.75%	5.40%	to	5.63%	(2.15)%	to	0.08%
2019	11,063,922	$21.180744	to	$22.560764	$257,745,353	0.50%	to	2.75%	4.18%	to	5.14%	12.90%	to	15.47%
2018	13,073,892	$18.876011	to	$19.538448	$266,727,783	0.50%	to	2.80%	4.64%	to	4.79%	(6.95)%	to	(4.89)%
Franklin Large Cap Growth VIP Fund
2022	633,845	$29.840533	to	$31.725911	$16,636,307	0.95%	to	2.75%	—%	to	—%	(38.26)%	to	(37.14)%
2021	639,701	$48.018817	to	$50.468846	$26,960,299	0.95%	to	2.80%	—%	to	—%	12.09%	to	14.19%
2020	747,783	$41.038866	to	$42.838646	$27,822,409	1.35%	to	2.80%	—%	to	—%	40.64%	to	42.70%
2019	959,199	$28.759724	to	$30.459066	$25,076,182	1.35%	to	2.80%	—%	to	—%	30.86%	to	32.77%
2018	1,097,676	$21.660712	to	$23.275572	$21,764,487	1.35%	to	2.80%	—%	to	—%	(4.19)%	to	(2.79)%
Franklin Global Real Estate VIP Fund
2022	13,132	$20.175697	to	$23.869834	$302,608	1.40%	to	2.15%	2.38%	to	3.04%	(27.64)%	to	(27.09)%
2021	14,538	$27.881043	to	$32.738880	$456,929	1.40%	to	2.15%	0.90%	to	0.91%	24.10%	to	25.03%
2020	15,979	$19.682129	to	$26.185103	$401,422	1.40%	to	2.40%	—%	to	3.26%	(7.63)%	to	(6.70)%
2019	16,659	$21.308476	to	$28.066435	$448,426	1.40%	to	2.40%	2.56%	to	2.65%	19.47%	to	20.67%
2018	19,963	$17.835379	to	$23.258150	$446,824	1.40%	to	2.40%	2.61%	to	2.64%	(8.99)%	to	(8.07)%
Franklin Small-Mid Cap Growth VIP Fund
2022	1,271,827	$33.761207	to	$40.042792	$30,557,007	0.50%	to	2.80%	—%	to	—%	(35.53)%	to	(34.09)%
2021	1,351,845	$52.364348	to	$60.757449	$49,803,782	0.50%	to	2.80%	—%	to	—%	6.97%	to	9.31%
2020	1,571,777	$48.950188	to	$55.583257	$53,632,760	0.50%	to	2.80%	—%	to	—%	50.81%	to	54.23%
2019	1,819,218	$32.457390	to	$36.038163	$40,798,664	0.50%	to	2.80%	—%	to	—%	27.81%	to	30.61%
2018	2,169,200	$25.395749	to	$27.592165	$37,729,713	0.50%	to	2.80%	—%	to	—%	(7.99)%	to	(5.93)%
Franklin Small Cap Value VIP Fund
2022	375,441	$32.564932	to	$40.962778	$8,396,732	0.30%	to	2.75%	—%	to	1.00%	(12.51)%	to	(10.38)%
2021	407,004	$37.220000	to	$45.706594	$10,400,399	0.30%	to	2.75%	1.02%	to	1.23%	21.97%	to	24.80%
2020	439,880	$30.516310	to	$36.624803	$9,162,535	0.30%	to	2.75%	—%	to	1.45%	2.34%	to	4.82%
2019	463,554	$29.819901	to	$34.215823	$9,329,485	0.50%	to	2.75%	0.94%	to	1.05%	22.92%	to	25.60%
2018	546,663	$24.259372	to	$27.764714	$8,848,698	0.30%	to	2.75%	—%	to	0.76%	(15.24)%	to	(13.27)%
Franklin Strategic Income VIP Fund
2022	2,696,773	$13.585840	to	$15.037720	$49,222,738	0.50%	to	2.75%	3.89%	to	4.45%	(12.89)%	to	(11.29)%
2021	3,165,746	$15.595629	to	$16.951255	$65,430,846	0.50%	to	2.75%	3.19%	to	3.44%	(0.49)%	to	1.55%
2020	3,379,227	$15.672577	to	$16.692945	$69,892,571	0.50%	to	2.75%	4.40%	to	5.16%	0.94%	to	2.83%
2019	3,715,244	$15.526646	to	$16.233619	$75,407,009	0.50%	to	2.75%	5.43%	to	5.78%	5.47%	to	7.40%
2018	4,326,888	$14.647895	to	$15.115649	$82,090,246	0.50%	to	2.80%	2.49%	to	2.85%	(4.62)%	to	(2.72)%
Franklin Mutual Shares VIP Fund
2022	4,099,644	$21.195092	to	$27.491722	$99,844,705	0.30%	to	2.80%	—%	to	1.23%	(9.99)%	to	(7.75)%
2021	4,718,874	$23.547457	to	$29.800088	$126,121,776	0.30%	to	2.80%	1.21%	to	2.88%	15.88%	to	18.71%
2020	5,476,098	$20.320731	to	$25.104208	$124,666,556	0.30%	to	2.80%	—%	to	2.98%	(7.67)%	to	(5.45)%
2019	6,034,567	$22.008085	to	$26.000539	$147,740,874	0.50%	to	2.80%	1.51%	to	2.62%	19.19%	to	21.83%
2018	7,043,451	$18.464947	to	$21.751800	$143,040,128	0.30%	to	2.80%	—%	to	2.62%	(11.58)%	to	(9.43)%
Templeton Developing Markets VIP Fund
2022	412,048	$15.687780	to	$28.353824	$8,046,016	0.85%	to	2.75%	2.70%	to	2.92%	(23.83)%	to	(22.37)%
2021	472,661	$20.595662	to	$36.522127	$11,812,092	0.85%	to	2.75%	1.03%	to	1.08%	(8.07)%	to	(6.31)%
2020	515,991	$22.404484	to	$38.981630	$13,796,127	0.85%	to	2.75%	4.09%	to	4.37%	14.20%	to	16.39%
2019	585,377	$19.618264	to	$33.491115	$13,484,769	0.85%	to	2.75%	1.25%	to	1.28%	23.48%	to	25.84%
2018	682,583	$15.888264	to	$26.613105	$12,628,901	0.85%	to	2.75%	1.13%	to	1.13%	(17.74)%	to	(16.16)%
Templeton Foreign VIP Fund
2022	2,906,053	$13.218627	to	$15.331929	$36,127,659	0.50%	to	2.75%	2.61%	to	3.04%	(10.12)%	to	(8.21)%
2021	3,166,504	$14.706199	to	$17.126068	$43,497,988	0.30%	to	2.75%	—%	to	1.76%	1.33%	to	3.79%
2020	3,601,070	$14.512639	to	$16.500981	$48,335,905	0.30%	to	2.75%	—%	to	3.76%	(3.84)%	to	(1.63)%
2019	3,593,494	$15.092142	to	$16.775065	$49,557,327	0.30%	to	2.75%	—%	to	1.69%	9.48%	to	12.16%
2018	3,879,338	$13.785709	to	$14.956769	$48,366,811	0.30%	to	2.75%	—%	to	2.67%	(17.74)%	to	(15.79)%
Templeton Growth VIP Fund
2022	2,957,188	$16.919938	to	$20.618744	$47,578,725	0.50%	to	2.80%	0.10%	to	0.15%	(13.95)%	to	(12.06)%
2021	3,320,200	$19.662894	to	$24.039915	$61,477,044	0.30%	to	2.80%	—%	to	1.09%	1.98%	to	4.53%
2020	3,733,562	$19.281926	to	$22.474536	$67,260,246	0.50%	to	2.80%	2.90%	to	3.00%	2.88%	to	5.13%
2019	4,405,908	$18.846815	to	$21.378475	$76,144,110	0.50%	to	2.75%	2.77%	to	2.89%	12.03%	to	14.39%
2018	5,113,607	$16.822841	to	$18.688430	$78,065,371	0.50%	to	2.75%	1.83%	to	1.84%	(17.16)%	to	(15.31)%
Franklin Mutual Global Discovery VIP Fund
2022	985,414	$19.733351	to	$25.139786	$29,998,638	0.30%	to	2.80%	—%	to	1.19%	(7.38)%	to	(5.14)%
2021	1,117,521	$21.306071	to	$26.501293	$36,339,425	0.30%	to	2.80%	—%	to	2.67%	15.84%	to	18.62%
2020	1,289,446	$18.392654	to	$22.340643	$35,992,426	0.30%	to	2.80%	1.38%	to	2.36%	(7.10)%	to	(4.83)%
2019	1,449,033	$19.798818	to	$22.985609	$43,570,706	0.50%	to	2.80%	1.34%	to	3.00%	20.93%	to	23.66%
2018	1,718,937	$16.371480	to	$18.944755	$42,430,560	0.30%	to	2.80%	—%	to	1.73%	(13.67)%	to	(11.57)%
Franklin DynaTech VIP Fund
2022	306,304	$28.148505	to	$35.100169	$7,558,894	0.50%	to	2.75%	—%	to	—%	(41.59)%	to	(40.50)%
2021	337,428	$47.876154	to	$58.993072	$14,062,409	0.50%	to	2.80%	—%	to	—%	12.94%	to	15.51%
2020	402,782	$42.391561	to	$51.073075	$14,732,220	0.50%	to	2.80%	—%	to	—%	40.89%	to	43.99%
2019	451,210	$30.088821	to	$35.470329	$11,596,294	0.50%	to	2.80%	—%	to	—%	27.54%	to	30.37%
2018	535,563	$23.591030	to	$27.207007	$10,704,620	0.50%	to	2.80%	—%	to	—%	0.29%	to	2.58%
Templeton Global Bond VIP Fund
2022	544,751	$10.301294	to	$12.286417	$6,116,897	0.50%	to	2.70%	—%	to	—%	(7.66)%	to	(5.60)%
2021	634,441	$11.155316	to	$13.015257	$7,638,740	0.50%	to	2.70%	—%	to	—%	(7.54)%	to	(5.48)%
2020	617,844	$12.065266	to	$13.770500	$7,941,774	0.50%	to	2.70%	6.02%	to	7.31%	(7.87)%	to	(5.82)%
2019	614,657	$13.096391	to	$14.621949	$8,477,945	0.50%	to	2.70%	6.81%	to	7.87%	(0.86)%	to	1.35%
2018	718,825	$13.209580	to	$14.427373	$9,893,086	0.50%	to	2.70%	—%	to	—%	(0.82)%	to	1.39%

Hartford Balanced HLS Fund
2022	2,237,953	$22.214469	to	$24.920140	$9,106,756	1.25%	to	2.75%	1.47%	to	1.58%	(16.00)%	to	(14.50)%
2021	2,471,841	$25.982300	to	$29.667261	$11,845,399	1.25%	to	2.75%	0.73%	to	0.98%	16.13%	to	18.16%
2020	2,659,248	$21.989439	to	$25.545702	$10,867,124	1.25%	to	2.75%	1.41%	to	1.71%	8.33%	to	10.23%
2019	2,860,296	$19.948771	to	$23.581242	$10,869,114	1.25%	to	2.75%	1.62%	to	1.93%	19.15%	to	21.27%
2018	3,230,890	$17.178279	to	$19.790765	$10,103,472	0.85%	to	2.75%	—%	to	1.63%	(8.06)%	to	(6.04)%
Hartford Total Return Bond HLS Fund
2022	10,541,440	$11.039039	to	$14.414127	$61,919,381	0.50%	to	2.80%	—%	to	2.99%	(16.78)%	to	(14.64)%
2021	11,754,483	$13.264494	to	$14.593967	$81,461,412	0.30%	to	2.80%	—%	to	2.20%	(3.91)%	to	(1.48)%
2020	12,147,376	$13.804464	to	$14.812980	$84,253,649	0.30%	to	2.80%	—%	to	3.46%	5.71%	to	8.38%
2019	12,743,250	$13.059352	to	$15.793290	$81,197,075	0.50%	to	2.80%	3.58%	to	3.85%	7.27%	to	10.10%
2018	14,815,301	$12.173989	to	$14.344597	$90,020,683	0.50%	to	2.80%	3.70%	to	3.94%	(3.65)%	to	(1.30)%
Hartford Capital Appreciation HLS Fund
2022	5,100,037	$34.068451	to	$40.500676	$67,327,173	0.50%	to	2.80%	—%	to	0.91%	(17.84)%	to	(15.72)%
2021	5,616,390	$41.464571	to	$48.055646	$88,697,814	0.50%	to	2.80%	0.19%	to	0.48%	11.29%	to	14.19%
2020	6,295,844	$37.257360	to	$42.084285	$89,159,752	0.50%	to	2.80%	0.70%	to	0.83%	18.27%	to	21.31%
2019	7,495,945	$31.503143	to	$34.692391	$90,325,910	0.50%	to	2.80%	0.93%	to	1.15%	27.34%	to	30.63%
2018	8,717,111	$24.738975	to	$26.558553	$82,396,865	0.50%	to	2.80%	0.65%	to	0.89%	(9.74)%	to	(7.42)%
Hartford Dividend and Growth HLS Fund
2022	3,548,548	$34.604910	to	$46.707182	$51,823,464	0.50%	to	2.80%	—%	to	1.72%	(11.66)%	to	(9.39)%
2021	4,043,052	$39.172812	to	$51.546759	$66,983,656	0.50%	to	2.80%	0.96%	to	1.29%	28.04%	to	31.34%
2020	4,717,268	$30.593568	to	$39.247339	$62,744,068	0.50%	to	2.80%	1.65%	to	1.70%	4.48%	to	7.23%
2019	5,256,631	$29.281629	to	$36.600599	$66,122,230	0.50%	to	2.80%	1.64%	to	1.87%	24.76%	to	27.96%
2018	6,212,201	$23.470328	to	$28.602526	$61,000,685	0.50%	to	2.80%	1.61%	to	1.86%	(8.17)%	to	(5.79)%
Hartford Healthcare HLS Fund
2022	6,307	$8.430612	to	$8.430612	$53,173	1.40%	to	1.40%	—%	to	—%	(12.70)%	to	(12.70)%

2021	6,715	$9.657410	to	$9.657410	$64,855	1.40%	to	1.40%	—%	to	—%	8.23%	to	8.23%
2020	10,382	$8.922857	to	$8.922857	$92,637	1.40%	to	1.40%	0.31%	to	0.31%	21.08%	to	21.08%
2019	10,494	$7.369428	to	$7.369428	$77,338	1.40%	to	1.40%	—%	to	—%	31.82%	to	31.82%
2018	10,592	$5.590363	to	$5.590363	$59,211	1.40%	to	1.40%	—%	to	—%	(4.31)%	to	(4.31)%
Hartford Disciplined Equity HLS Fund
2022	929,748	$10.671425	to	$52.161494	$22,500,453	0.50%	to	2.75%	0.78%	to	1.01%	(21.39)%	to	(19.36)%
2021	1,047,162	$52.609743	to	$64.686424	$32,403,100	0.50%	to	2.75%	—%	to	0.57%	22.11%	to	24.89%
2020	1,263,778	$43.082464	to	$51.794321	$32,277,071	0.50%	to	2.75%	0.30%	to	1.05%	14.84%	to	17.45%
2019	383,311	$25.186511	to	$44.098165	$9,591,064	0.50%	to	2.45%	0.69%	to	0.84%	30.88%	to	33.45%
2018	455,844	$28.896195	to	$33.044016	$8,834,421	0.50%	to	2.70%	—%	to	0.19%	(4.60)%	to	(2.48)%
Hartford International Opportunities HLS Fund
2022	704,654	$18.298440	to	$22.565920	$4,528,750	0.50%	to	2.75%	1.30%	to	1.66%	(20.54)%	to	(18.55)%
2021	722,378	$23.028790	to	$27.706532	$5,854,587	0.50%	to	2.75%	0.73%	to	1.02%	4.66%	to	7.28%
2020	806,161	$22.004357	to	$25.826368	$6,151,630	0.50%	to	2.75%	1.64%	to	1.95%	16.83%	to	19.85%
2019	897,011	$18.834632	to	$21.549247	$5,894,481	0.50%	to	2.75%	1.56%	to	1.93%	22.72%	to	25.80%
2018	993,845	$15.347309	to	$17.130353	$5,387,498	0.50%	to	2.75%	1.64%	to	1.90%	(21.16)%	to	(19.15)%
Hartford MidCap HLS Fund
2022	180,681	$9.335546	to	$9.823685	$1,805,330	0.85%	to	2.75%	0.61%	to	0.83%	(26.52)%	to	(24.94)%
2021	188,544	$12.704329	to	$13.088427	$2,546,101	0.85%	to	2.75%	—%	to	—%	6.65%	to	8.98%
2020	200,893	$11.912631	to	$12.010227	$2,530,448	0.85%	to	2.75%	—%	to	0.05%	19.13%	to	20.10%
2019	61,227	$11.537710	to	$11.537710	$706,416	1.40%	to	1.40%	—%	to	—%	30.65%	to	30.65%
2018	65,626	$8.830832	to	$8.830832	$579,538	1.40%	to	1.40%	—%	to	—%	(8.93)%	to	(8.93)%
Hartford Ultrashort Bond HLS Fund
2022	26,619,665	$7.330352	to	$10.088922	$31,044,441	0.50%	to	2.75%	0.23%	to	0.27%	(2.88)%	to	(0.67)%
2021	31,690,959	$7.343949	to	$10.247895	$37,850,596	0.30%	to	2.80%	—%	to	0.72%	(3.21)%	to	(0.76)%
2020	33,991,017	$7.587488	to	$10.326324	$41,061,752	0.30%	to	2.80%	2.01%	to	2.51%	(1.53)%	to	0.97%
2019	35,958,151	$7.705137	to	$10.227567	$40,209,037	0.30%	to	2.80%	1.63%	to	1.67%	(0.29)%	to	2.24%
2018	40,415,942	$7.727460	to	$10.003964	$44,150,314	0.30%	to	2.80%	0.87%	to	0.92%	(1.52)%	to	0.97%
Hartford Small Company HLS Fund
2022	357,348	$32.037566	to	$41.715769	$2,246,248	0.50%	to	2.80%	—%	to	—%	(32.98)%	to	(31.28)%
2021	378,114	$47.804058	to	$60.705049	$3,445,739	0.50%	to	2.80%	—%	to	—%	(1.50)%	to	1.05%
2020	404,700	$40.427736	to	$48.530009	$3,535,784	0.85%	to	2.80%	—%	to	—%	50.76%	to	54.20%
2019	460,241	$32.191209	to	$38.820600	$2,668,198	0.50%	to	2.80%	—%	to	—%	33.00%	to	36.31%
2018	525,415	$24.204101	to	$28.478787	$2,223,242	0.50%	to	2.80%	—%	to	—%	(7.15)%	to	(4.71)%
Hartford SmallCap Growth HLS Fund
2022	54,474	$31.255189	to	$39.262490	$1,049,317	1.25%	to	2.70%	—%	to	—%	(30.37)%	to	(29.35)%
2021	55,509	$44.238413	to	$56.385620	$1,548,670	1.25%	to	2.70%	—%	to	—%	1.25%	to	2.73%
2020	61,081	$43.064752	to	$55.691814	$1,739,520	1.25%	to	2.70%	—%	to	—%	29.65%	to	31.54%
2019	61,844	$32.738182	to	$42.955144	$1,348,558	1.25%	to	2.70%	—%	to	—%	32.20%	to	34.13%
2018	71,806	$24.408201	to	$32.493141	$1,249,301	1.25%	to	2.70%	—%	to	—%	(14.05)%	to	(12.80)%
Hartford Stock HLS Fund
2022	1,769,300	$34.767592	to	$42.276578	$6,454,619	0.85%	to	2.75%	1.45%	to	1.64%	(7.94)%	to	(5.94)%
2021	1,879,789	$36.963454	to	$45.922121	$7,330,361	0.85%	to	2.75%	0.92%	to	1.39%	21.29%	to	23.92%
2020	1,994,989	$29.827801	to	$37.862682	$6,221,722	0.85%	to	2.75%	1.43%	to	1.73%	8.76%	to	11.13%
2019	2,223,894	$26.840834	to	$34.813408	$6,414,508	0.85%	to	2.75%	1.39%	to	1.70%	27.34%	to	30.11%
2018	2,505,854	$20.629307	to	$27.339013	$5,735,937	0.85%	to	2.75%	1.29%	to	1.60%	(3.09)%	to	(0.99)%
Lord Abbett Series Fund - Fundamental Equity Portfolio

2022	15,761	$23.333359	to	$29.840551	$456,412	0.50%	to	1.45%	1.04%	to	1.05%	(13.25)%	to	(12.42)%
2021	17,044	$26.897366	to	$34.073020	$564,225	0.50%	to	1.45%	0.80%	to	0.82%	25.48%	to	26.68%
2020	23,385	$21.435305	to	$26.897280	$606,555	0.50%	to	1.45%	0.89%	to	0.98%	0.31%	to	1.27%
2019	31,229	$21.369380	to	$26.561027	$782,705	0.50%	to	1.45%	0.99%	to	1.12%	19.77%	to	20.91%
2018	55,923	$17.842358	to	$21.967697	$1,163,402	0.50%	to	1.45%	1.40%	to	1.51%	(9.48)%	to	(8.61)%
Lord Abbett Series Fund - Dividend Growth Portfolio
2022	68,340	$30.540252	to	$34.358028	$2,020,036	1.25%	to	2.40%	0.84%	to	0.86%	(15.60)%	to	(14.62)%
2021	76,319	$35.771743	to	$40.709420	$2,644,629	1.25%	to	2.40%	0.69%	to	0.73%	22.64%	to	24.06%
2020	86,706	$28.833806	to	$33.192977	$2,431,597	1.25%	to	2.40%	0.86%	to	0.94%	12.68%	to	13.98%
2019	115,080	$25.296771	to	$29.457917	$2,839,270	1.25%	to	2.40%	1.54%	to	1.73%	23.45%	to	24.88%
2018	138,237	$21.153997	to	$23.150651	$2,725,654	0.85%	to	2.70%	—%	to	—%	(7.21)%	to	(5.48)%
Lord Abbett Series Fund - Bond Debenture Portfolio
2022	308,944	$18.247934	to	$19.236066	$5,294,545	0.50%	to	2.70%	4.22%	to	4.31%	(15.13)%	to	(13.24)%
2021	372,159	$21.499943	to	$22.170753	$7,445,354	0.50%	to	2.70%	2.99%	to	3.04%	0.53%	to	2.76%
2020	382,840	$21.387305	to	$21.574761	$7,536,722	0.50%	to	2.70%	3.78%	to	4.48%	4.45%	to	6.77%
2019	402,768	$20.206957	to	$20.476753	$7,503,126	0.50%	to	2.70%	3.66%	to	3.80%	10.34%	to	12.79%
2018	458,967	$17.915732	to	$18.558562	$7,658,781	0.50%	to	2.70%	3.95%	to	4.27%	(6.58)%	to	(4.50)%
Lord Abbett Series Fund - Growth and Income Portfolio
2022	56,601	$21.740278	to	$27.673830	$1,187,003	1.25%	to	2.40%	1.26%	to	1.32%	(11.59)%	to	(10.56)%
2021	60,643	$24.308435	to	$31.301026	$1,429,402	1.25%	to	2.40%	1.04%	to	1.07%	25.96%	to	27.42%
2020	64,914	$19.077676	to	$24.849461	$1,198,609	1.25%	to	2.40%	1.59%	to	1.76%	0.26%	to	1.42%
2019	68,454	$18.810265	to	$24.784516	$1,256,255	1.25%	to	2.40%	1.41%	to	1.69%	19.59%	to	20.97%
2018	80,263	$20.724317	to	$21.464992	$1,223,586	0.50%	to	2.40%	—%	to	1.39%	(10.32)%	to	(8.60)%
MFS® Growth Series
2022	668,422	$43.216206	to	$52.892757	$17,570,098	0.30%	to	2.80%	—%	to	—%	(33.53)%	to	(32.01)%
2021	716,627	$65.012733	to	$75.873965	$27,821,741	0.50%	to	2.80%	—%	to	—%	20.12%	to	22.62%
2020	846,787	$54.121821	to	$61.875988	$27,262,576	0.50%	to	2.80%	—%	to	—%	28.22%	to	30.88%
2019	1,039,287	$42.210773	to	$47.276922	$25,902,364	0.50%	to	2.80%	—%	to	—%	34.34%	to	37.09%
2018	1,349,898	$31.421847	to	$34.485795	$25,065,303	0.50%	to	2.80%	—%	to	0.09%	(0.17)%	to	1.90%
MFS® Global Equity Series
2022	105,703	$28.485326	to	$41.081238	$3,255,117	0.85%	to	2.70%	0.51%	to	0.51%	(19.92)%	to	(18.43)%
2021	113,870	$35.572977	to	$50.361007	$4,335,562	0.85%	to	2.70%	0.62%	to	0.64%	14.09%	to	16.22%
2020	127,282	$31.180053	to	$43.333033	$4,228,819	0.85%	to	2.70%	0.94%	to	1.18%	10.27%	to	12.33%
2019	143,688	$28.276158	to	$38.576897	$4,257,184	0.85%	to	2.70%	1.07%	to	1.09%	27.09%	to	29.46%
2018	167,511	$22.248543	to	$29.797244	$3,884,571	0.85%	to	2.70%	0.78%	to	0.93%	(12.15)%	to	(10.51)%
MFS® Investors Trust Series
2022	1,117,694	$33.483041	to	$35.066005	$29,475,853	0.95%	to	2.80%	—%	to	0.68%	(18.80)%	to	(17.28)%
2021	1,320,430	$41.234188	to	$42.390914	$42,524,345	0.95%	to	2.80%	0.60%	to	0.61%	23.31%	to	25.61%
2020	1,591,266	$27.285498	to	$33.438558	$41,084,911	1.25%	to	2.80%	0.43%	to	0.63%	10.72%	to	12.19%
2019	1,799,987	$24.321045	to	$30.199846	$41,612,666	1.25%	to	2.80%	0.49%	to	0.68%	27.95%	to	29.62%
2018	2,130,444	$18.968143	to	$23.603351	$38,137,214	1.15%	to	2.80%	0.44%	to	0.64%	(8.10)%	to	(6.79)%
MFS® Mid Cap Growth Series
2022	793,328	$18.824932	to	$45.155742	$12,544,097	0.85%	to	2.80%	—%	to	—%	(30.67)%	to	(29.30)%
2021	889,798	$26.627414	to	$65.132381	$20,052,760	0.85%	to	2.80%	—%	to	—%	10.96%	to	13.15%
2020	1,035,201	$23.533536	to	$59.054337	$20,839,863	0.85%	to	2.75%	—%	to	—%	32.78%	to	35.33%
2019	1,282,549	$17.390355	to	$44.475488	$19,290,225	0.85%	to	2.75%	—%	to	—%	34.90%	to	37.49%

2018	1,259,139	$12.648609	to	$32.968847	$14,042,057	0.85%	to	2.75%	—%	to	—%	(1.51)%	to	0.38%
MFS® New Discovery Series
2022	583,160	$24.953641	to	$46.604879	$19,903,876	0.65%	to	2.80%	—%	to	—%	(31.70)%	to	(30.45)%
2021	591,091	$35.878355	to	$68.237219	$29,176,417	0.65%	to	2.80%	—%	to	—%	(1.01)%	to	0.91%
2020	702,069	$35.553185	to	$68.934908	$34,410,603	0.65%	to	2.80%	—%	to	—%	41.86%	to	44.64%
2019	869,411	$24.580273	to	$48.592365	$29,729,469	0.65%	to	2.80%	—%	to	—%	37.79%	to	40.36%
2018	1,032,226	$17.512382	to	$35.265658	$25,121,157	0.65%	to	2.80%	—%	to	—%	(4.20)%	to	(2.35)%
MFS® Total Return Series
2022	3,560,123	$20.888021	to	$25.850873	$89,532,611	0.50%	to	2.75%	1.49%	to	1.66%	(12.04)%	to	(10.29)%
2021	4,046,288	$23.746451	to	$28.815788	$114,428,201	0.50%	to	2.75%	1.62%	to	1.64%	11.02%	to	13.27%
2020	4,622,166	$21.389078	to	$25.440330	$116,231,983	0.50%	to	2.75%	0.50%	to	2.31%	6.83%	to	8.97%
2019	5,233,066	$20.020743	to	$23.346161	$121,775,278	0.50%	to	2.75%	1.96%	to	2.36%	17.12%	to	19.52%
2018	5,995,011	$17.094302	to	$19.533646	$118,370,706	0.50%	to	2.75%	2.00%	to	2.19%	(8.17)%	to	(6.34)%
MFS® Value Series
2022	1,050,825	$31.728135	to	$40.434463	$38,421,954	0.30%	to	2.80%	—%	to	0.31%	(8.51)%	to	(6.42)%
2021	1,214,070	$34.678532	to	$43.210412	$47,669,731	0.30%	to	2.80%	0.62%	to	1.32%	21.99%	to	24.78%
2020	1,459,021	$28.427263	to	$34.628548	$46,304,868	0.30%	to	2.80%	—%	to	1.62%	0.62%	to	2.91%
2019	1,549,300	$28.253107	to	$32.949434	$48,293,123	0.50%	to	2.80%	1.75%	to	2.13%	26.22%	to	28.86%
2018	1,889,807	$22.384386	to	$25.569995	$46,149,247	0.50%	to	2.80%	1.30%	to	1.58%	(12.57)%	to	(10.80)%
MFS® Total Return Bond Series
2022	3,133,495	$11.406068	to	$13.806066	$40,885,667	0.50%	to	2.80%	0.63%	to	2.22%	(16.31)%	to	(14.61)%
2021	3,631,325	$13.629638	to	$16.168630	$55,971,383	0.50%	to	2.80%	2.55%	to	2.73%	(3.55)%	to	(1.56)%
2020	3,727,026	$14.131653	to	$16.425026	$58,868,227	0.50%	to	2.80%	3.21%	to	3.45%	5.47%	to	7.63%
2019	4,023,444	$13.398268	to	$15.260070	$59,715,066	0.50%	to	2.80%	2.35%	to	3.48%	7.16%	to	9.37%
2018	4,542,725	$12.502604	to	$13.952486	$62,099,288	0.50%	to	2.80%	2.94%	to	3.30%	(3.82)%	to	(1.82)%
MFS® Research Series
2022	97,266	$37.375938	to	$39.333271	$3,216,545	0.85%	to	2.70%	0.47%	to	0.49%	(19.42)%	to	(17.91)%
2021	107,986	$46.080579	to	$47.916199	$4,385,940	0.85%	to	2.75%	0.54%	to	0.55%	21.42%	to	23.75%
2020	117,930	$37.951847	to	$38.721351	$3,925,925	0.85%	to	2.75%	0.72%	to	0.73%	13.43%	to	15.61%
2019	135,064	$33.458059	to	$33.494040	$3,924,633	0.85%	to	2.75%	0.78%	to	0.79%	29.34%	to	31.82%
2018	140,943	$25.408533	to	$25.867939	$3,137,820	0.85%	to	2.75%	0.69%	to	0.70%	(6.96)%	to	(5.18)%
MFS® High Yield Portfolio
2022	1,369,936	$10.489210	to	$12.626768	$15,799,839	0.85%	to	2.80%	5.53%	to	5.58%	(12.99)%	to	(11.27)%
2021	1,593,745	$12.054708	to	$14.230920	$20,862,935	0.85%	to	2.80%	4.94%	to	4.96%	0.63%	to	2.61%
2020	1,659,418	$11.979282	to	$13.868809	$21,424,100	0.85%	to	2.80%	5.62%	to	5.64%	2.19%	to	4.20%
2019	1,903,973	$11.723106	to	$13.310228	$23,817,976	0.85%	to	2.80%	5.72%	to	5.73%	11.64%	to	13.84%
2018	2,169,225	$10.500893	to	$11.692453	$24,065,291	0.85%	to	2.80%	5.64%	to	5.64%	(5.76)%	to	(3.90)%
BlackRock Managed Volatility V.I. Fund
2022	1,536,520	$10.486566	to	$11.117692	$16,733,886	0.30%	to	1.50%	—%	to	—%	4.34%	to	5.60%
2021	2,048,138	$10.050212	to	$10.528032	$21,208,967	0.30%	to	1.50%	0.68%	to	0.68%	(0.97)%	to	0.23%
2020	2,137,156	$10.148217	to	$10.503914	$22,178,204	0.30%	to	1.50%	3.68%	to	3.80%	1.71%	to	2.94%
2019	2,379,149	$9.977691	to	$10.204233	$24,088,424	0.30%	to	1.50%	3.16%	to	3.28%	0.33%	to	1.54%
2018♦	2,667,511	$9.944640	to	$10.049156	$26,709,637	0.30%	to	1.50%	1.51%	to	1.54%	(0.55)%	to	0.49%
BlackRock Global Allocation V.I. Fund
2022	2,975	$15.558670	to	$15.820947	$46,336	0.50%	to	0.75%	—%	to	—%	(16.70)%	to	(16.49)%
2021	2,980	$18.678271	to	$18.945652	$55,659	0.50%	to	0.75%	0.83%	to	0.83%	5.62%	to	5.88%
2020	2,918	$17.684316	to	$17.892685	$51,552	0.50%	to	0.75%	1.33%	to	1.33%	19.81%	to	20.11%

2019	2,963	$14.760724	to	$14.897373	$43,648	0.50%	to	0.75%	0.43%	to	0.62%	16.88%	to	17.17%
2018	16,962	$12.629451	to	$12.714556	$213,803	0.50%	to	0.75%	0.87%	to	0.87%	(8.27)%	to	(8.04)%
BlackRock S&P 500 Index V.I. Fund
2022	201,472	$14.001486	to	$14.808296	$2,923,358	0.30%	to	1.45%	1.26%	to	1.28%	(19.60)%	to	(18.67)%
2021	193,071	$17.414069	to	$18.206649	$3,458,804	0.30%	to	1.45%	1.02%	to	1.02%	26.39%	to	27.85%
2020	243,107	$13.778283	to	$14.240813	$3,421,627	0.30%	to	1.45%	1.48%	to	1.50%	16.23%	to	17.57%
2019	311,223	$11.854609	to	$12.112500	$3,742,173	0.30%	to	1.45%	1.86%	to	1.88%	29.09%	to	30.58%
2018♦	408,928	$9.183495	to	$9.276028	$3,780,185	0.30%	to	1.45%	0.36%	to	0.88%	(8.17)%	to	(7.24)%
BlackRock Large Cap Focus Growth V.I. Fund
2022	11,110	$25.949460	to	$29.480287	$330,496	1.75%	to	2.15%	—%	to	—%	(39.43)%	to	(39.18)%
2021	11,110	$42.668311	to	$48.668843	$545,196	1.75%	to	2.15%	—%	to	—%	15.58%	to	16.04%
2020	12,257	$36.770571	to	$42.109765	$519,637	1.75%	to	2.15%	—%	to	—%	40.69%	to	41.25%
2019	12,257	$26.032122	to	$41.386696	$369,102	1.75%	to	2.45%	—%	to	—%	29.49%	to	30.40%
2018	13,420	$19.963519	to	$31.961560	$321,178	1.75%	to	2.45%	—%	to	—%	0.52%	to	1.23%
BlackRock Equity Dividend V.I. Fund
2022	15,107	$24.954491	to	$27.945176	$413,044	0.50%	to	1.45%	1.40%	to	1.44%	(5.49)%	to	(4.58)%
2021	17,230	$26.402973	to	$29.287454	$494,923	0.50%	to	1.45%	1.28%	to	1.28%	18.57%	to	19.70%
2020	20,687	$22.268401	to	$24.467754	$497,388	0.50%	to	1.45%	2.02%	to	2.03%	2.08%	to	3.05%
2019	21,419	$21.814802	to	$23.742678	$500,702	0.50%	to	1.45%	1.81%	to	1.81%	25.63%	to	26.82%
2018	32,880	$17.364852	to	$18.720835	$608,215	0.50%	to	1.45%	1.68%	to	1.73%	(8.75)%	to	(7.88)%
Morgan Stanley VIF Core Plus Fixed Income Portfolio
2022	324	$10.352442	to	$10.352442	$3,358	1.70%	to	1.70%	2.95%	to	2.95%	(16.02)%	to	(16.02)%
2021	353	$12.327855	to	$12.327855	$4,354	1.70%	to	1.70%	2.62%	to	2.62%	(2.21)%	to	(2.21)%
2020	385	$12.606666	to	$12.606666	$4,856	1.70%	to	1.70%	2.62%	to	2.62%	5.74%	to	5.74%
2019	418	$11.922847	to	$11.922847	$4,990	1.70%	to	1.70%	0.88%	to	0.88%	8.75%	to	8.75%
2018	3,928	$10.963905	to	$10.963905	$43,069	1.70%	to	1.70%	2.31%	to	2.31%	(2.58)%	to	(2.58)%
Morgan Stanley VIF Growth Portfolio
2022	5,770	$20.565658	to	$23.495032	$123,935	1.35%	to	2.75%	—%	to	—%	(61.25)%	to	(60.70)%
2021	5,546	$53.071400	to	$59.783461	$305,096	1.35%	to	2.75%	—%	to	—%	(2.86)%	to	(1.49)%
2020	6,129	$54.631252	to	$60.685679	$346,829	1.35%	to	2.75%	—%	to	—%	110.89%	to	113.86%
2019	7,437	$25.904504	to	$28.376220	$199,204	1.35%	to	2.75%	—%	to	—%	27.91%	to	29.71%
2018	8,112	$20.252770	to	$21.877160	$169,019	1.35%	to	2.75%	—%	to	—%	4.39%	to	5.86%
Morgan Stanley VIF Discovery Portfolio
2022	35,061	$23.287231	to	$31.484208	$747,941	0.85%	to	2.70%	—%	to	—%	(63.96)%	to	(63.28)%
2021	27,563	$63.422663	to	$87.357673	$1,608,993	0.85%	to	2.70%	—%	to	—%	(13.56)%	to	(11.95)%
2020	33,408	$72.026905	to	$101.061146	$2,229,392	0.85%	to	2.70%	—%	to	—%	145.35%	to	149.91%
2019	54,855	$28.820599	to	$41.191212	$1,470,377	0.85%	to	2.70%	—%	to	—%	36.24%	to	38.78%
2018	70,508	$20.766699	to	$30.233586	$1,368,170	0.85%	to	2.70%	—%	to	—%	7.58%	to	9.59%
Invesco V.I. American Value Fund
2022	1,266,374	$10.936014	to	$25.778561	$14,669,876	0.85%	to	2.80%	0.45%	to	0.76%	(5.30)%	to	(3.69)%
2021	1,261,784	$11.548300	to	$26.765010	$15,354,594	0.85%	to	2.80%	0.23%	to	0.43%	15.48%	to	26.55%
2020	62,527	$17.226208	to	$21.150556	$1,238,222	0.85%	to	2.45%	0.65%	to	0.68%	(1.58)%	to	—%
2019	55,563	$17.503412	to	$21.149754	$1,107,422	0.85%	to	2.45%	0.42%	to	0.42%	21.70%	to	23.66%
2018	52,230	$14.382978	to	$17.103787	$851,161	0.85%	to	2.45%	0.19%	to	0.20%	(14.98)%	to	(13.60)%
BlackRock Capital Appreciation V.I. Fund
2022	10,550	$25.159611	to	$28.175317	$290,411	0.50%	to	1.45%	—%	to	—%	(38.71)%	to	(38.12)%
2021	7,826	$41.049079	to	$45.533466	$349,141	0.50%	to	1.45%	—%	to	—%	19.15%	to	20.29%

2020	9,699	$34.451234	to	$37.853614	$360,516	0.50%	to	1.45%	—%	to	—%	39.48%	to	40.81%
2019	13,349	$24.699361	to	$26.882304	$353,068	0.50%	to	1.45%	—%	to	—%	29.66%	to	30.89%
2018	22,896	$19.050058	to	$20.537687	$473,661	0.50%	to	1.45%	—%	to	—%	0.66%	to	1.62%
Columbia Variable Portfolio - Dividend Opportunity Fund
2022	303,025	$18.827467	to	$21.280885	$6,132,673	1.70%	to	2.75%	—%	to	—%	(3.79)%	to	(2.78)%
2021	318,429	$19.465983	to	$21.889222	$6,667,416	1.70%	to	2.80%	—%	to	—%	22.68%	to	24.04%
2020	368,841	$15.867280	to	$17.647469	$6,246,855	1.70%	to	2.80%	—%	to	—%	(1.64)%	to	(0.56)%
2019	375,913	$16.132372	to	$17.746052	$6,431,800	1.70%	to	2.80%	—%	to	—%	20.65%	to	21.98%
2018	418,079	$13.371688	to	$14.548520	$5,878,021	1.70%	to	2.80%	—%	to	—%	(8.34)%	to	(7.32)%
Columbia Variable Portfolio - Income Opportunities Fund
2022	324,426	$10.656384	to	$11.866852	$3,704,793	1.70%	to	2.80%	—%	to	5.39%	(12.50)%	to	(11.53)%
2021	364,257	$12.178560	to	$13.413425	$4,717,097	1.70%	to	2.80%	9.12%	to	9.25%	1.61%	to	2.74%
2020	383,937	$11.985355	to	$13.056240	$4,858,372	1.70%	to	2.80%	4.74%	to	4.82%	2.97%	to	4.11%
2019	409,472	$11.639297	to	$12.540566	$5,000,820	1.70%	to	2.80%	5.04%	to	5.04%	13.25%	to	14.51%
2018	434,783	$10.277245	to	$10.951963	$4,653,102	1.70%	to	2.80%	5.00%	to	5.09%	(6.41)%	to	(5.38)%
Columbia Variable Portfolio – Select Mid Cap Growth Fund+
2022	234,751	$18.741117	to	$20.768642	$4,680,342	1.70%	to	2.75%	—%	to	—%	(32.72)%	to	(32.00)%
2021	258,999	$27.853352	to	$30.543392	$7,620,823	1.70%	to	2.75%	—%	to	—%	13.41%	to	14.60%
2020	302,809	$24.560410	to	$26.651034	$7,794,103	1.70%	to	2.75%	—%	to	—%	31.75%	to	33.14%
2019	342,605	$18.641561	to	$20.017211	$6,651,243	1.70%	to	2.75%	—%	to	—%	31.51%	to	32.90%
2018	398,172	$14.174651	to	$15.061723	$5,835,021	1.70%	to	2.75%	—%	to	—%	(7.35)%	to	(6.38)%
Invesco V.I. Discovery Mid Cap Growth Fund
2022	196,038	$11.073126	to	$11.466839	$2,219,242	1.25%	to	2.75%	—%	to	—%	(32.86)%	to	(31.99)%
2021	198,192	$16.492001	to	$16.859954	$3,314,256	1.25%	to	2.75%	—%	to	—%	15.87%	to	17.32%
2020♦	214,460	$14.232850	to	$14.371001	$3,072,328	1.25%	to	2.75%	—%	to	—%	42.33%	to	43.71%
Invesco V.I. Capital Appreciation Fund
2022	9,079	$20.935841	to	$25.013293	$217,524	1.25%	to	2.45%	—%	to	—%	(32.64)%	to	(31.82)%
2021	9,810	$31.079087	to	$36.688195	$344,833	1.25%	to	2.45%	—%	to	—%	19.32%	to	20.76%
2020	10,818	$26.045916	to	$30.380295	$316,315	1.25%	to	2.45%	—%	to	—%	32.94%	to	34.55%
2019	14,926	$19.591677	to	$22.579571	$323,703	1.25%	to	2.45%	—%	to	—%	32.56%	to	34.16%
2018	21,233	$14.779214	to	$16.830265	$344,548	1.25%	to	2.45%	—%	to	—%	(8.23)%	to	(7.12)%
Invesco V.I. Global Fund
2022	147,951	$17.051276	to	$20.372387	$2,930,172	1.25%	to	2.45%	—%	to	—%	(33.59)%	to	(32.78)%
2021	152,633	$25.674617	to	$30.308626	$4,542,302	1.25%	to	2.45%	—%	to	—%	12.39%	to	13.74%
2020	162,861	$26.647038	to	$36.414905	$4,249,475	1.25%	to	2.70%	—%	to	0.43%	23.95%	to	25.76%
2019	199,080	$21.189468	to	$29.379437	$4,172,594	1.25%	to	2.70%	0.61%	to	0.64%	27.96%	to	29.82%
2018	229,247	$16.321785	to	$22.960360	$3,710,054	1.25%	to	2.70%	0.76%	to	0.77%	(15.70)%	to	(14.47)%
Invesco V.I. Main Street Fund®
2022	21,358	$22.173195	to	$26.491202	$535,544	1.25%	to	2.45%	1.12%	to	1.13%	(22.24)%	to	(21.30)%
2021	13,798	$28.515200	to	$33.661350	$455,005	1.25%	to	2.45%	0.50%	to	0.52%	24.15%	to	25.65%
2020	15,556	$22.967480	to	$28.199727	$409,190	0.85%	to	2.45%	—%	to	1.20%	10.94%	to	12.73%
2019	20,401	$20.702074	to	$25.014872	$477,680	0.85%	to	2.45%	0.81%	to	0.81%	28.55%	to	30.62%
2018	34,494	$16.103869	to	$19.150336	$621,775	0.85%	to	2.45%	0.90%	to	0.92%	(10.32)%	to	(8.88)%
Invesco V.I. Main Street Small Cap Fund®
2022	80,424	$31.937819	to	$39.199858	$2,359,923	0.85%	to	2.70%	0.24%	to	0.25%	(18.28)%	to	(16.75)%
2021	90,887	$38.365472	to	$47.969172	$3,222,152	0.85%	to	2.70%	0.14%	to	0.18%	19.01%	to	21.23%
2020	117,264	$31.647238	to	$40.307414	$3,450,766	0.85%	to	2.70%	0.37%	to	0.41%	16.45%	to	18.62%

2019	136,646	$26.678781	to	$34.613533	$3,415,306	0.85%	to	2.70%	—%	to	—%	22.78%	to	25.07%
2018	149,749	$21.331624	to	$28.192134	$3,020,033	0.85%	to	2.70%	0.06%	to	0.06%	(12.92)%	to	(11.30)%
Putnam VT Diversified Income Fund
2022	471,340	$14.179557	to	$15.992444	$6,105,791	0.85%	to	2.70%	6.58%	to	7.12%	(4.95)%	to	(3.17)%
2021	592,384	$14.644140	to	$16.824864	$7,967,461	0.85%	to	2.70%	0.63%	to	0.64%	(9.43)%	to	(7.74)%
2020	592,008	$15.872256	to	$18.576488	$8,688,645	0.85%	to	2.70%	6.60%	to	7.55%	(3.54)%	to	(1.74)%
2019	615,467	$16.153825	to	$19.259015	$9,252,244	0.85%	to	2.70%	3.18%	to	4.91%	8.27%	to	10.29%
2018	717,886	$14.646834	to	$17.788260	$9,883,469	0.85%	to	2.70%	3.74%	to	4.24%	(3.62)%	to	(1.82)%
Putnam VT Global Asset Allocation Fund
2022	24,320	$19.305036	to	$24.775442	$440,728	1.25%	to	2.40%	1.31%	to	1.32%	(18.02)%	to	(17.07)%
2021	24,600	$23.279228	to	$30.221676	$540,735	1.25%	to	2.40%	0.69%	to	0.70%	11.25%	to	12.53%
2020	24,907	$20.686324	to	$27.165979	$489,361	1.25%	to	2.40%	1.83%	to	1.85%	9.65%	to	10.91%
2019	29,135	$18.650633	to	$24.775815	$516,098	1.25%	to	2.40%	1.43%	to	2.46%	14.35%	to	15.68%
2018	33,425	$16.123119	to	$21.665735	$522,048	1.25%	to	2.40%	1.74%	to	1.83%	(9.46)%	to	(8.41)%
Putnam VT Growth Opportunities Fund
2022	41,324	$20.827885	to	$21.953625	$905,420	0.65%	to	1.45%	—%	to	—%	(31.51)%	to	(30.95)%
2021	36,640	$30.407924	to	$32.062703	$1,163,095	0.50%	to	1.45%	—%	to	—%	20.89%	to	22.04%
2020	49,345	$25.153216	to	$26.271547	$1,285,909	0.50%	to	1.45%	0.04%	to	0.05%	36.71%	to	38.02%
2019	77,427	$18.398600	to	$19.035053	$1,464,063	0.50%	to	1.45%	0.13%	to	0.14%	34.78%	to	36.06%
2018	121,008	$13.651188	to	$13.990078	$1,684,721	0.50%	to	1.45%	—%	to	—%	0.91%	to	1.87%
Putnam VT International Value Fund
2022	3,383	$9.957901	to	$11.213049	$36,961	0.85%	to	1.65%	1.95%	to	2.61%	(8.33)%	to	(7.60)%
2021	4,344	$10.713746	to	$12.134821	$50,436	0.85%	to	1.75%	—%	to	1.99%	12.94%	to	13.96%
2020	1,288	$9.245395	to	$10.114857	$12,451	1.25%	to	1.95%	2.48%	to	2.54%	1.93%	to	2.65%
2019	1,604	$9.853684	to	$16.020063	$15,079	1.25%	to	2.30%	2.42%	to	2.69%	17.49%	to	18.73%
2018	3,328	$8.299263	to	$13.635139	$27,231	1.25%	to	2.30%	1.91%	to	2.03%	(19.49)%	to	(18.64)%
Putnam VT International Equity Fund
2022	6,758	$11.690498	to	$16.477491	$84,521	0.85%	to	2.40%	1.40%	to	1.54%	(16.79)%	to	(15.49)%
2021	21,324	$13.833220	to	$18.915231	$274,284	0.85%	to	2.75%	1.14%	to	1.18%	5.87%	to	7.90%
2020	22,847	$12.820487	to	$17.866625	$278,342	0.85%	to	2.75%	1.57%	to	1.61%	9.06%	to	11.15%
2019	23,544	$11.534710	to	$16.382955	$261,063	0.85%	to	2.75%	1.37%	to	1.50%	21.76%	to	24.09%
2018	27,181	$9.295079	to	$13.454862	$244,772	0.85%	to	2.75%	1.34%	to	1.39%	(21.31)%	to	(19.80)%

Putnam VT Small Cap Value Fund
2022	6,115	$20.591895	to	$26.109301	$144,124	0.85%	to	2.45%	0.16%	to	0.16%	(15.09)%	to	(13.72)%
2021	7,877	$24.250864	to	$30.260328	$215,974	0.85%	to	2.45%	0.72%	to	0.81%	36.52%	to	38.72%
2020	7,887	$17.763636	to	$21.814143	$159,202	0.85%	to	2.45%	0.90%	to	1.08%	1.45%	to	3.08%
2019	8,731	$17.510173	to	$21.161632	$172,856	0.85%	to	2.45%	0.65%	to	0.71%	21.24%	to	23.19%
2018	10,583	$14.442914	to	$17.178045	$180,596	0.85%	to	2.45%	0.40%	to	0.40%	(21.87)%	to	(20.61)%
JPMorgan Insurance Trust Core Bond Portfolio
2022	1,169,641	$10.957738	to	$12.330713	$15,564,128	1.25%	to	2.40%	2.05%	to	2.12%	(14.65)%	to	(13.66)%
2021	1,319,623	$12.838702	to	$14.282030	$20,296,101	1.25%	to	2.40%	1.85%	to	1.89%	(3.69)%	to	(2.58)%
2020	1,465,094	$13.331159	to	$14.660277	$23,227,771	1.25%	to	2.40%	1.86%	to	1.94%	5.29%	to	6.51%
2019	1,648,066	$12.661550	to	$13.764758	$24,535,769	1.25%	to	2.40%	2.59%	to	2.88%	5.61%	to	6.83%
2018	1,995,834	$11.988878	to	$12.884475	$27,935,309	1.25%	to	2.40%	2.44%	to	2.46%	(2.32)%	to	(1.19)%
JPMorgan Insurance Trust U.S. Equity Portfolio
2022	69,450	$43.271902	to	$44.476233	$3,018,664	1.35%	to	2.40%	0.54%	to	0.59%	(20.62)%	to	(19.79)%

2021	80,386	$53.945644	to	$56.032980	$4,358,180	1.35%	to	2.40%	0.65%	to	0.74%	26.28%	to	27.61%
2020	99,087	$42.274157	to	$44.372926	$4,213,001	1.35%	to	2.40%	0.81%	to	0.83%	22.29%	to	23.58%
2019	121,796	$34.207190	to	$36.284271	$4,190,564	1.35%	to	2.40%	0.85%	to	0.97%	28.63%	to	29.99%
2018	135,928	$26.315372	to	$28.207466	$3,601,813	1.35%	to	2.40%	0.85%	to	0.86%	(8.39)%	to	(7.42)%
JPMorgan Insurance Trust Mid Cap Value Portfolio
2022	71,355	$36.030389	to	$38.328120	$2,562,136	1.35%	to	2.40%	0.95%	to	0.96%	(10.34)%	to	(9.39)%
2021	78,410	$39.764349	to	$42.746860	$3,119,448	1.35%	to	2.40%	0.85%	to	0.92%	26.81%	to	28.14%
2020	91,402	$31.030844	to	$33.710071	$2,840,486	1.35%	to	2.40%	1.23%	to	1.53%	(2.01)%	to	(0.98)%
2019	94,868	$31.336582	to	$34.401541	$2,981,581	1.35%	to	2.40%	1.57%	to	1.70%	23.76%	to	25.06%
2018	102,256	$25.056568	to	$27.797246	$2,570,558	1.35%	to	2.40%	0.99%	to	0.99%	(13.93)%	to	(13.02)%
Putnam VT Large Cap Value Fund
2022	155	$45.675192	to	$45.675192	$7,100	0.65%	to	0.65%	1.46%	to	1.46%	(3.76)%	to	(3.76)%
2021	155	$36.631747	to	$47.459098	$7,378	0.65%	to	0.75%	0.83%	to	1.26%	26.35%	to	26.48%
2020	795	$28.991681	to	$37.523333	$27,482	0.65%	to	0.75%	1.70%	to	2.34%	5.01%	to	5.12%
2019	1,740	$27.607823	to	$36.263155	$59,882	0.50%	to	0.75%	1.98%	to	2.07%	29.43%	to	29.75%
2018	4,859	$21.330168	to	$27.947538	$132,671	0.50%	to	0.75%	0.69%	to	0.69%	(9.17)%	to	(8.94)%
PIMCO VIT All Asset Portfolio
2022	754	$14.682598	to	$14.682598	$11,076	0.65%	to	0.65%	7.55%	to	7.55%	(12.44)%	to	(12.44)%
2021	762	$16.768669	to	$16.768669	$12,773	0.65%	to	0.65%	11.09%	to	11.09%	15.29%	to	15.29%
2020	926	$14.544835	to	$14.544835	$13,471	0.65%	to	0.65%	4.88%	to	4.88%	7.21%	to	7.21%
2019	933	$13.566822	to	$13.749444	$12,653	0.50%	to	0.65%	0.70%	to	2.40%	11.02%	to	11.19%
2018	10,520	$11.470489	to	$12.366123	$128,624	0.50%	to	1.45%	—%	to	3.03%	(6.81)%	to	(5.92)%
PIMCO StocksPLUS® Global Portfolio
2022	14,530	$15.897056	to	$17.801902	$252,710	0.50%	to	1.45%	1.10%	to	1.14%	(19.96)%	to	(19.19)%
2021	14,386	$19.860467	to	$22.029739	$310,536	0.50%	to	1.45%	0.06%	to	0.06%	17.62%	to	18.74%
2020	17,465	$16.885926	to	$18.553325	$318,189	0.50%	to	1.45%	1.09%	to	1.09%	11.41%	to	12.47%
2019	19,298	$15.156784	to	$16.496037	$313,216	0.50%	to	1.45%	1.52%	to	1.52%	25.69%	to	26.89%
2018	26,738	$12.058566	to	$13.000146	$343,496	0.50%	to	1.45%	1.53%	to	1.54%	(12.03)%	to	(11.19)%
PSF PGIM Jennison Focused Blend Portfolio
2022	78	$3.388463	to	$33.870929	$264	1.55%	to	1.65%	—%	to	—%	(27.25)%	to	(27.18)%
2021	277	$4.657736	to	$46.511930	$9,367	1.55%	to	1.65%	—%	to	—%	14.44%	to	14.56%
2020	282	$4.069926	to	$40.601528	$8,206	1.55%	to	1.65%	—%	to	—%	28.28%	to	28.41%
2019	283	$2.970416	to	$31.619387	$6,405	1.55%	to	2.00%	—%	to	—%	25.86%	to	26.43%
2018	10,375	$2.360103	to	$25.010073	$28,898	1.55%	to	2.00%	—%	to	—%	(7.59)%	to	(7.17)%
PSF PGIM Jennison Growth Portfolio
2022	86,016	$2.587371	to	$22.186019	$262,904	1.40%	to	2.35%	—%	to	—%	(39.30)%	to	(38.71)%
2021	88,529	$4.262256	to	$36.201379	$442,418	1.40%	to	2.35%	—%	to	—%	12.87%	to	13.95%
2020	91,977	$3.776148	to	$31.769620	$405,829	1.40%	to	2.35%	—%	to	—%	51.96%	to	53.41%
2019	53,397	$2.484981	to	$20.709276	$171,776	1.40%	to	2.35%	—%	to	—%	29.74%	to	30.98%
2018	56,041	$1.915343	to	$15.811276	$147,309	1.40%	to	2.35%	—%	to	—%	(3.48)%	to	(2.55)%
PSF PGIM Jennison Value Portfolio
2022	5,560	$2.290795	to	$2.654359	$14,038	1.40%	to	2.10%	—%	to	—%	(10.16)%	to	(9.53)%
2021	8,273	$2.549906	to	$2.933980	$23,223	1.40%	to	2.10%	—%	to	—%	24.64%	to	25.51%
2020	8,395	$2.045820	to	$2.337556	$18,825	1.40%	to	2.10%	—%	to	—%	1.01%	to	1.72%
2019	8,510	$2.025453	to	$2.298137	$18,809	1.40%	to	2.10%	—%	to	—%	22.97%	to	23.84%
2018	8,596	$1.647061	to	$1.855800	$15,378	1.40%	to	2.10%	—%	to	—%	(12.10)%	to	(11.48)%
PSF International Growth Portfolio

2022	5,512	$1.612620	to	$1.612620	$8,888	1.40%	to	1.40%	—%	to	—%	(30.14)%	to	(30.14)%
2021	5,901	$2.308488	to	$2.308488	$13,622	1.40%	to	1.40%	—%	to	—%	10.53%	to	10.53%
2020	6,207	$2.088604	to	$2.088604	$12,962	1.40%	to	1.40%	—%	to	—%	29.75%	to	29.75%
2019	6,497	$1.609702	to	$1.609702	$10,458	1.40%	to	1.40%	—%	to	—%	30.07%	to	30.07%
2018	6,778	$1.237526	to	$1.237526	$8,388	1.40%	to	1.40%	—%	to	—%	(14.41)%	to	(14.41)%
ClearBridge Variable Dividend Strategy Portfolio
2022	1,169	$26.447430	to	$26.447430	$30,919	1.40%	to	1.40%	1.40%	to	1.40%	(9.38)%	to	(9.38)%
2021	1,210	$29.184980	to	$29.184980	$35,302	1.40%	to	1.40%	1.54%	to	1.54%	25.04%	to	25.04%
2020	1,240	$23.341136	to	$23.341136	$28,938	1.40%	to	1.40%	1.42%	to	1.42%	6.17%	to	6.17%
2019	1,364	$21.983695	to	$21.983695	$29,979	1.40%	to	1.40%	1.59%	to	1.59%	29.76%	to	29.76%
2018	1,262	$16.941486	to	$16.941486	$21,377	1.40%	to	1.40%	1.53%	to	1.53%	(6.18)%	to	(6.18)%
Western Asset Variable Global High Yield Bond Portfolio
2022	11,388	$2.481923	to	$2.481923	$28,265	1.40%	to	1.40%	6.73%	to	6.73%	(14.92)%	to	(14.92)%
2021	11,802	$2.917263	to	$2.917263	$34,431	1.40%	to	1.40%	4.47%	to	4.47%	(0.08)%	to	(0.08)%
2020	11,858	$2.919678	to	$2.919678	$34,621	1.40%	to	1.40%	3.96%	to	3.96%	5.83%	to	5.83%
2019	12,499	$2.758968	to	$2.758968	$34,485	1.40%	to	1.40%	5.23%	to	5.23%	12.80%	to	12.80%
2018	13,645	$2.445971	to	$2.445971	$33,375	1.40%	to	1.40%	5.26%	to	5.26%	(5.26)%	to	(5.26)%
Clearbridge Variable Large Cap Value Portfolio
2022	209,122	$3.513718	to	$3.513718	$734,793	1.40%	to	1.40%	1.34%	to	1.34%	(7.73)%	to	(7.73)%
2021	212,057	$3.808118	to	$3.808118	$807,539	1.40%	to	1.40%	1.03%	to	1.03%	24.46%	to	24.46%
2020	231,612	$3.059826	to	$3.059826	$708,691	1.40%	to	1.40%	1.38%	to	1.38%	3.79%	to	3.79%
2019	249,913	$2.948223	to	$2.948223	$736,798	1.40%	to	1.40%	1.78%	to	1.78%	27.09%	to	27.09%
2018	255,772	$2.319727	to	$2.319727	$593,321	1.40%	to	1.40%	1.54%	to	1.54%	(10.14)%	to	(10.14)%
Invesco V.I. Growth and Income Fund
2022	30,548	$25.944357	to	$28.114096	$790,576	0.85%	to	2.75%	1.20%	to	1.23%	(8.55)%	to	(6.80)%
2021	35,501	$27.836439	to	$30.743240	$1,010,090	0.85%	to	2.75%	1.24%	to	1.32%	24.71%	to	27.10%
2020	50,459	$21.900621	to	$24.651166	$1,119,528	0.85%	to	2.75%	1.93%	to	2.09%	(0.91)%	to	0.99%
2019	50,483	$21.686390	to	$24.878310	$1,102,666	0.85%	to	2.75%	1.55%	to	1.61%	21.47%	to	23.79%
2018	53,749	$17.518199	to	$20.481565	$953,026	0.85%	to	2.75%	1.78%	to	1.81%	(15.94)%	to	(14.32)%
Invesco V.I. Comstock Fund
2022	4,993	$34.284592	to	$41.176612	$184,129	1.35%	to	2.75%	1.27%	to	1.37%	(1.89)%	to	(0.51)%
2021	5,520	$34.944879	to	$41.386148	$205,098	1.35%	to	2.75%	1.55%	to	1.65%	29.44%	to	31.26%
2020	6,146	$26.997703	to	$31.529939	$174,527	1.35%	to	2.75%	1.87%	to	2.04%	(3.77)%	to	(2.41)%
2019	7,051	$28.055727	to	$32.309992	$207,704	1.35%	to	2.75%	1.65%	to	1.72%	21.56%	to	23.27%
2018	7,700	$23.080545	to	$26.211385	$185,014	1.35%	to	2.75%	1.40%	to	1.42%	(14.75)%	to	(13.54)%
Invesco V.I. American Franchise Fund
2022	488,759	$22.911017	to	$28.832670	$12,424,068	0.85%	to	2.80%	—%	to	—%	(33.02)%	to	(31.70)%
2021	560,136	$34.205098	to	$42.212923	$21,054,447	0.85%	to	2.80%	—%	to	—%	8.84%	to	10.98%
2020	635,624	$31.427475	to	$38.036567	$21,775,107	0.85%	to	2.80%	0.07%	to	0.07%	38.43%	to	41.15%
2019	755,188	$22.703518	to	$26.947741	$18,491,966	0.85%	to	2.80%	—%	to	—%	32.98%	to	35.60%
2018	780,554	$17.072275	to	$19.873018	$14,258,934	0.85%	to	2.80%	—%	to	—%	(6.29)%	to	(4.44)%
Allspring VT Index Asset Allocation Fund
2022	4,147	$2.889469	to	$27.687348	$25,801	1.35%	to	2.10%	0.63%	to	0.63%	(18.75)%	to	(18.14)%
2021	4,354	$3.529654	to	$34.076479	$33,337	1.35%	to	2.10%	0.58%	to	0.59%	13.59%	to	14.44%
2020	4,539	$3.084251	to	$30.000358	$30,544	1.35%	to	2.10%	0.82%	to	0.82%	14.17%	to	15.03%
2019	4,763	$2.681360	to	$26.277674	$27,979	1.35%	to	2.10%	1.09%	to	1.09%	17.66%	to	18.55%
2018	5,013	$2.261876	to	$22.333438	$25,491	1.35%	to	2.10%	0.98%	to	0.98%	(4.92)%	to	(4.21)%

Allspring VT International Equity Fund
2022	272,876	$1.082139	to	$10.241137	$446,040	1.25%	to	2.20%	4.04%	to	4.19%	(13.41)%	to	(12.58)%
2021	318,396	$1.249721	to	$11.715257	$604,201	1.25%	to	2.20%	1.34%	to	1.40%	5.05%	to	6.05%
2020	400,477	$1.189636	to	$11.046527	$702,607	1.25%	to	2.20%	2.92%	to	3.19%	2.61%	to	3.59%
2019	418,205	$1.159414	to	$10.664198	$698,915	1.25%	to	2.20%	3.31%	to	4.20%	12.99%	to	14.07%
2018	475,002	$1.026115	to	$9.348948	$696,265	1.25%	to	2.20%	11.84%	to	11.93%	(18.67)%	to	(17.89)%
Allspring VT Small Cap Growth Fund
2022	24,197	$27.308751	to	$31.907202	$669,052	1.25%	to	2.50%	—%	to	—%	(35.92)%	to	(35.12)%
2021	23,406	$42.619771	to	$47.150654	$1,015,618	0.65%	to	2.50%	—%	to	—%	5.27%	to	6.94%
2020	27,518	$40.486664	to	$44.089234	$1,131,401	0.65%	to	2.50%	—%	to	—%	54.20%	to	56.76%
2019	30,832	$26.256695	to	$28.124965	$811,834	0.65%	to	2.50%	—%	to	—%	22.22%	to	24.02%
2018	38,654	$21.482856	to	$22.677432	$842,866	0.65%	to	2.50%	—%	to	—%	(1.03)%	to	0.65%
Allspring VT Discovery Fund
2022	219	$38.488057	to	$38.488057	$8,431	1.35%	to	1.35%	—%	to	—%	(38.68)%	to	(38.68)%
2021	233	$62.769637	to	$62.769637	$14,626	1.35%	to	1.35%	—%	to	—%	(6.31)%	to	(6.31)%
2020	246	$66.999860	to	$66.999860	$16,455	1.35%	to	1.35%	—%	to	—%	60.47%	to	60.47%
2019	261	$41.751703	to	$41.751703	$10,902	1.35%	to	1.35%	—%	to	—%	37.16%	to	37.16%
2018	276	$30.440346	to	$30.440346	$8,409	1.35%	to	1.35%	—%	to	—%	(8.31)%	to	(8.31)%
Allspring VT Opportunity Fund
2022	103,676	$25.396470	to	$32.591726	$2,991,772	0.50%	to	2.70%	—%	to	—%	(22.73)%	to	(21.01)%
2021	114,854	$32.865727	to	$41.258239	$4,240,633	0.50%	to	2.70%	0.24%	to	0.24%	21.74%	to	24.44%
2020	171,301	$26.997501	to	$33.154804	$5,111,405	0.50%	to	2.70%	0.65%	to	0.71%	18.09%	to	20.72%
2019	202,727	$22.860939	to	$27.464284	$5,077,332	0.50%	to	2.70%	0.54%	to	0.56%	28.30%	to	31.15%
2018	247,481	$17.817813	to	$20.940590	$4,780,656	0.50%	to	2.70%	0.43%	to	0.44%	(9.41)%	to	(7.39)%
MFS® Core Equity Portfolio
2022	209,015	$18.269216	to	$20.330266	$4,108,359	1.35%	to	2.70%	0.31%	to	0.31%	(19.48)%	to	(18.38)%
2021	231,094	$22.688172	to	$24.908695	$5,578,860	1.35%	to	2.70%	0.43%	to	0.43%	21.98%	to	23.63%
2020	254,904	$18.600633	to	$20.147433	$4,991,587	1.35%	to	2.70%	0.72%	to	0.87%	15.55%	to	17.12%
2019	286,811	$16.097983	to	$17.202882	$4,811,914	1.35%	to	2.70%	0.46%	to	0.66%	29.65%	to	31.41%
2018	344,157	$12.416933	to	$13.091312	$4,416,800	1.35%	to	2.70%	0.15%	to	0.69%	(6.39)%	to	(5.12)%
MFS® Massachusetts Investors Growth Stock Portfolio
2022	288,103	$19.817127	to	$22.852794	$6,138,740	0.95%	to	2.75%	0.10%	to	0.10%	(21.45)%	to	(20.02)%
2021	314,439	$25.229227	to	$28.574085	$8,453,424	0.95%	to	2.75%	0.25%	to	0.29%	22.56%	to	24.78%
2020	359,294	$20.585652	to	$22.899150	$7,803,310	0.95%	to	2.75%	0.45%	to	0.46%	19.20%	to	21.37%
2019	432,582	$17.269454	to	$18.867637	$7,808,640	0.95%	to	2.75%	0.58%	to	0.58%	36.16%	to	38.63%
2018	449,732	$12.683437	to	$13.398507	$5,912,521	1.35%	to	2.75%	0.54%	to	0.56%	(1.93)%	to	(0.54)%
MFS® Research International Portfolio
2022	439,117	$11.286641	to	$13.171538	$5,376,995	0.85%	to	2.80%	—%	to	1.85%	(19.86)%	to	(18.28)%
2021	455,365	$14.083391	to	$16.117376	$6,876,467	0.85%	to	2.80%	0.83%	to	0.83%	8.49%	to	10.63%
2020	528,591	$12.981200	to	$14.569220	$7,287,565	0.85%	to	2.80%	2.07%	to	2.09%	9.83%	to	11.99%
2019	616,788	$11.819708	to	$13.009415	$7,663,349	0.85%	to	2.80%	1.48%	to	1.49%	24.51%	to	26.96%
2018	707,473	$9.493017	to	$10.246844	$6,988,607	0.85%	to	2.80%	1.49%	to	1.50%	(16.50)%	to	(14.85)%
Columbia Variable Portfolio - Large Cap Growth Fund
2022	282,300	$17.639338	to	$19.005200	$5,243,727	1.70%	to	2.80%	—%	to	—%	(33.28)%	to	(32.54)%
2021	324,042	$26.438529	to	$28.173478	$8,933,490	1.70%	to	2.80%	—%	to	—%	25.18%	to	26.56%
2020	368,969	$21.120145	to	$22.260196	$8,065,488	1.70%	to	2.80%	—%	to	—%	31.02%	to	32.47%
2019	442,481	$16.120179	to	$16.804571	$7,325,381	1.70%	to	2.80%	—%	to	—%	32.15%	to	33.61%

2018	504,458	$12.198087	to	$12.577042	$6,270,725	1.70%	to	2.80%	—%	to	—%	(6.59)%	to	(5.56)%
Columbia Variable Portfolio - Overseas Core Fund
2022	293,941	$11.085844	to	$11.944410	$3,397,348	1.70%	to	2.80%	—%	to	0.75%	(17.25)%	to	(16.34)%
2021	311,057	$13.397246	to	$14.276811	$4,319,522	1.70%	to	2.80%	0.88%	to	1.09%	6.71%	to	7.89%
2020	357,587	$12.554366	to	$13.232276	$4,622,204	1.70%	to	2.80%	1.44%	to	1.45%	5.82%	to	6.99%
2019	372,958	$11.863683	to	$12.367530	$4,530,825	1.70%	to	2.80%	1.79%	to	1.81%	21.70%	to	23.04%
2018	415,075	$9.748587	to	$10.051567	$4,116,686	1.70%	to	2.80%	2.52%	to	2.55%	(19.11)%	to	(18.22)%
CTIVP® - Principal Blue Chip Growth Fund+
2022	249,345	$17.238129	to	$18.510042	$4,494,037	1.70%	to	2.75%	—%	to	—%	(29.96)%	to	(29.22)%
2021	280,202	$24.612163	to	$26.151648	$7,159,783	1.70%	to	2.75%	—%	to	—%	15.36%	to	16.57%
2020	315,664	$21.335639	to	$22.433566	$6,941,825	1.70%	to	2.75%	—%	to	—%	28.35%	to	29.71%
2019	347,697	$16.622505	to	$17.295422	$5,917,925	1.70%	to	2.75%	—%	to	—%	28.19%	to	29.54%
2018	380,358	$12.967579	to	$13.351777	$5,019,678	1.70%	to	2.75%	—%	to	—%	(5.05)%	to	(4.04)%

*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.
**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.
***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation in the notes on the Statements of Operations indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated.
# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

♦ Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized.

+ See Note 1 for additional information related to this Sub-Account.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2022 and through April 17, 2023, the date the financial statements were available to be issued, noting there are no other subsequent events requiring adjustment or disclosure in the financial statements.

Talcott Resolution Life Insurance Company and Subsidiaries
Audited Financial Statements
As of December 31, 2022 (Successor Company) (as Restated) and 2021 (Successor Company)
For year ended December 31, 2022 (Successor Company) (as Restated), the period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and the year ended December 31, 2020 (Predecessor Company)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

Description	Page
Report of Independent Registered Public Accounting Firm	F-3
Consolidated Statements of Operations — For year ended December 31, 2022 (Successor Company) (as Restated), the period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and the year ended December 31, 2020 (Predecessor Company)
F-6
Consolidated Statements of Comprehensive Income (Loss) — For year ended December 31, 2022 (Successor Company) (as Restated), the period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and the year ended December 31, 2020 (Predecessor Company)
F-7
Consolidated Balance Sheets — As of December 31, 2022 (Successor Company) (as Restated) and December 31, 2021 (Successor Company)	F-8
Consolidated Statements of Changes in Stockholder's Equity — For year ended December 31, 2022 (Successor Company) (as Restated), the period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and the year ended December 31, 2020 (Predecessor Company)
F-9
Consolidated Statements of Cash Flows — For year ended December 31, 2022 (Successor Company) (as Restated), the period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and the year ended December 31, 2020 (Predecessor Company)
F-10
Notes to Consolidated Financial Statements	F-11
Report of Independent Registered Public Accounting Firm	S-1
Schedule I — Summary of Investments—Other Than Investments in Affiliates	S-2
Schedule IV — Reinsurance	S-3
Schedule V — Valuation and Qualifying Accounts	S-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Talcott Resolution Life Insurance Company:
Opinion on the Financial Statements
We have audited the accompanying consolidated balance sheets of Talcott Resolution Life Insurance Company and subsidiaries (the "Company") as of December 31, 2022 and 2021 (Successor Company), the related consolidated statements of operations, comprehensive income (loss), changes in stockholder’s equity, and cash flows, for the year ended December 31, 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and the year ended December 31, 2020 (Predecessor Company) and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 (Successor Company) and 2021 (Successor Company), and the results of its operations and its cash flows for the year ended December 31, 2022 (Successor Company), period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and for the year ended December 31, 2020 (Predecessor Company) in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
Restatement of the 2022 Financial Statements
As discussed in Note 1 to the financial statements, the accompanying 2022 financial statements have been restated to correct a misstatement.
Critical Audit Matters
The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.
Future Policy Benefits, Embedded Derivatives and Amortization of Value of Business Acquired — Refer to Notes 1, 2, 4, 6 and 8 to the Consolidated Financial Statements
Critical Audit Matter Description
The Company’s products include universal life-type annuity contracts with guarantees that result in death and other insurance benefit liabilities to the Company. These liabilities are reported as a component of Reserves for Future Policy Benefits.

Certain annuity contracts offered riders with guaranteed minimum withdrawal benefits, the non-life contingent portion of which are accounted for as embedded derivatives and are reported as a component of Other Policyholder Funds and Benefits Payable.
The Company assumes via reinsurance fixed indexed annuity contracts with guaranteed lifetime withdrawal benefit riders. Certain fixed indexed annuity contracts contain a second notional account value which provides additional annuitization benefits. These features result in other insurance benefit liabilities to the Company. These liabilities are reported as a component of Reserves for Future Policy Benefits. Additionally, fixed indexed annuity contracts with indexed-crediting rates include embedded derivatives and are reported as a component of Other Policyholder Funds and Benefits Payable.
Value of business acquired (VOBA) is an intangible asset, and represents an estimated value assigned to the right to receive future gross profits from cash flows and earnings of acquired insurance and investment contracts. VOBA is amortized over the estimated gross profits of those acquired contracts.
The valuation of the reserves for such future policy benefits, valuation of embedded derivatives included within other policyholder funds and benefits payable, and the amortization of VOBA are measured based on actuarial methodologies and underlying economic and future policyholder behavior assumptions. Significant judgment is involved in the selection of the assumptions used to determine the valuation of the reserves for such future policy benefits, in the methods and assumptions used in the valuation of embedded derivatives, and the estimated gross profits used in the valuation of the amortization of VOBA. The principal assumptions include mortality, lapse, withdrawal, persistency, expenses, and discount rates.
Given the high level of estimation uncertainty of management’s actuarial assumptions, performing audit procedures to evaluate these assumptions required a high degree of auditor judgment and an increased extent of effort, including the need to involve our actuarial specialists.
How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to testing assumptions used by management to estimate the valuation of future policy benefits, valuation of embedded derivatives included within other policyholder funds and benefits payable and amortization of VOBA included the following, among others:
•We tested the completeness and accuracy of the underlying data that served as the basis for the assumptions.
•With the assistance of our actuarial specialists, we evaluated the appropriateness of the assumptions and methodologies used by management.
•With the assistance of our actuarial specialists, on a sample basis, we developed independent estimates of the valuations derived from those assumptions and methodologies and compared our estimates to management’s estimates.
Investments in Fixed Maturities Classified as Available-for-Sale or Using Fair Value Option and Freestanding Derivatives — Refer to Notes 1, 2, 3 and 4 to the Consolidated Financial Statements
Critical Audit Matter Description
Investments in fixed maturities classified as available-for-sale or using fair value option are reported at fair value in the consolidated financial statements. Freestanding derivatives, which are reported in other investments or other liabilities, as appropriate, after considering the impact of master netting agreements, are also reported at fair value in the consolidated financial statements. Where fair values cannot be determined based on observable inputs, management uses unobservable inputs, such as credit spreads, equity volatility and interest rates beyond the observable curve, requiring judgment by management to determine the estimated fair value.
We identified the valuation of certain investments in fixed maturities classified as available-for-sale or using fair value option and freestanding derivatives as a critical audit matter because of the unobservable inputs management uses to estimate fair value. Auditing these unobservable inputs used by management required a high degree of auditor judgment, and an increased extent of effort, including the need to involve our fair value specialists.
How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to testing the valuation of fixed maturities classified as available-for-sale or using fair value option and freestanding derivatives included the following, among others:
•We tested the effectiveness of controls over the valuation of these investments, including controls over inputs, methods, and assumptions used in the Company’s estimation processes.
•On a sample basis, we tested the accuracy and completeness of the investments owned as of December 31, 2022, and the relevant attributes used in the determination of their fair values.

•With the assistance of our fair value specialists, for a sample of investments, we tested the mathematical accuracy of the fair value calculation and developed independent estimates of the fair value and compared our estimates to the Company’s estimates. In addition to developing independent estimates, we obtained an understanding of the models and inputs used by the Company and assessed those models and inputs for reasonableness. Such assessment included comparing inputs to external sources or developing independent inputs.

/s/ DELOITTE & TOUCHE LLP

Hartford, CT
April 27, 2023 (December 21, 2023 as to the effects of the restatement discussed in Note 1)
We have served as the Company’s auditor since 2002.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Operations

	Successor Company		Predecessor Company
	As Restated
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
(In millions)
Revenues
Policy charges and fee income (related party 2022: $(279))	$506	$410	$438	$741
Premiums (related party 2022: $(27))	109	31	24	35
Net investment income (related party 2022: $(136))	778	498	534	816
Net realized capital losses (related party 2022: $663)	(10)	(20)	(242)	(74)
Amortization of deferred gains (related party 2022: $27)	33	—	26	53
Total revenues	1,416	919	780	1,571
Benefits, losses and expenses
Benefits and losses (related party 2022: $(184))	637	285	375	626
Amortization of value of business acquired ("VOBA") and deferred acquisition costs ("DAC")	79	90	(43)	50
Insurance operating costs and other expenses (related party:$(119) and $0)	294	208	228	364
Other intangible asset amortization	6	3	3	6
Dividends to policyholders	3	2	1	60
Total benefits, losses and expenses	1,019	588	564	1,106
Income before income taxes	397	331	216	465
Income tax expense	38	51	30	66
Net income	$359	$280	$186	$399
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income (Loss)

	Successor Company		Predecessor Company
	As Restated
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
(In millions)
Net income	$359	$280	$186	$399
Other comprehensive income (loss) ("OCI"):
Change in net unrealized gain or loss on fixed maturities, AFS	(2,129)	(10)	(275)	565
Change in net gain or loss on cash flow hedging instruments	(27)	—	1	(1)
OCI, net of tax	(2,156)	(10)	(274)	564
Comprehensive income (loss)	$(1,797)	$270	$(88)	$963
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets

	Successor Company
	As Restated
	As of December 31,
(In millions, except for share data)	2022	2021
Assets
Investments:
Fixed maturities, available-for-sale, at fair value (net of ACL of $0 and $0) (amortized cost of $18,689 and $20,986)	$15,383	$20,971
Fixed maturities, at fair value, using fair value option	331	—
Equity securities, at fair value	179	203
Mortgage loans (net of ACL of $15 and $12)	2,520	2,131
Policy loans	1,495	1,484
Limited partnerships and other alternative investments (portion at fair value: $58 and $0)	1,300	1,147
Other investments	95	26
Short-term investments	1,489	1,254
Total investments	22,792	27,216
Cash	173	49
Reinsurance recoverables (net of ACL of $27 and $37) (related party: $11,223 and $6,130) (portion at fair value: $335 and $(8))	40,400	35,848
VOBA and DAC	518	479
Deferred income taxes, net	1,120	603
Goodwill and other intangible assets	155	161
Other assets	453	416
Separate account assets	87,255	111,592
Total assets	$152,866	$176,364
Liabilities
Reserve for future policy benefits	$21,432	$21,698
Other policyholder funds and benefits payable (portion at fair value: $254 and $575)	31,302	32,622
Funds withheld liability (related party: $9,248 and $5,128) (portion at fair value: $(560) and $(15))	10,485	6,379
Other liabilities (related party: $928 and $818)	2,036	1,920
Separate account liabilities	87,255	111,592
Total liabilities	152,510	174,211
Commitments and Contingencies (Note 11)
Stockholder’s Equity
Common stock—1,000 shares authorized, issued and outstanding, par value $5,690	6	6
Additional paid-in capital	1,877	1,877
Accumulated other comprehensive loss, net of tax	(2,166)	(10)
Retained earnings	639	280
Total stockholder’s equity	356	2,153
Total liabilities and stockholder’s equity	$152,866	$176,364

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Changes in Stockholder's Equity

For the Year Ended December 31, 2022 (Successor Company)
As Restated
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Loss	Retained Earnings	Total Stockholder's Equity
Balance, beginning of period	$6	$1,877	$(10)	$280	$2,153
Net income	—	—	—	359	359
Total other comprehensive loss	—	—	(2,156)	—	(2,156)
Balance, end of period	$6	$1,877	$(2,166)	$639	$356

For the Period of July 1, 2021 to December 31, 2021 (Successor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Loss	Retained Earnings	Total Stockholder's Equity
Balance, beginning of period	$6	$1,877	$—	$—	$1,883
Net income	—	—	—	280	280
Total other comprehensive loss	—	—	(10)	—	(10)
Balance, end of period	$6	$1,877	$(10)	$280	$2,153

For the Six Months Ended June 30, 2021 (Predecessor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Total Stockholder's Equity
Balance, beginning of period	$6	$1,761	$1,281	$137	$3,185
Net income	—	—	—	186	186
Total other comprehensive loss	—	—	(274)	—	(274)
Capital contribution to parent	—	(235)	—	—	(235)
Dividends paid	—	—	—	(265)	(265)
Balance, end of period	$6	$1,526	$1,007	$58	$2,597

For the Year Ended December 31, 2020 (Predecessor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Total Stockholder's Equity
Balance, beginning of period	$6	$1,761	$717	$68	$2,552
Cumulative effect of accounting changes, net of tax	$—	$—	$—	$(11)	$(11)
Adjusted balance, beginning of period	6	1,761	717	57	2,541
Net income	—	—	—	399	399
Total other comprehensive income	—	—	564	—	564
Dividends paid	—	—	—	(319)	(319)
Balance, end of period	$6	$1,761	$1,281	$137	$3,185
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flows

	Successor Company		Predecessor Company
	As Restated
(In millions)	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
Operating Activities
Net income	$359	$280	$186	$399
Adjustments to reconcile net income to net cash provided by (used for) operating activities
Net realized capital losses (related party 2022: $663)	10	20	242	74
Amortization of deferred reinsurance gain (related party 2022: $27)	(33)	—	(26)	(53)
Amortization of VOBA	79	90	(43)	50
Depreciation and amortization	227	102	38	69
Deferred income tax expense	56	138	29	54
Interest credited on investment and universal life-type contracts	534	314	152	379
Other operating activities, net	(38)	(208)	(114)	(120)
Change in assets and liabilities:
Increase in reinsurance recoverables	(758)	(63)	(134)	(331)
Increase (decrease) for future policy benefits and unearned premiums	230	(40)	63	160
Net changes in other assets and other liabilities	93	(132)	51	185
Net proceeds from (payments for) reinsurance transactions	121	(877)	—	—
Net cash provided by (used for) operating activities	880	(376)	444	866
Investing Activities
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	6,185	2,976	1,622	2,824
Equity securities, at fair value	26	47	3	7
Mortgage loans	258	294	158	373
Partnerships	64	102	71	77
Payments for the purchase of:
Fixed maturities, available-for-sale	(4,255)	(1,974)	(1,197)	(2,866)
Fixed maturities, fair value option	(352)	—	—	—
Equity securities, at fair value	(22)	(121)	(45)	(26)
Mortgage loans	(667)	(207)	(177)	(242)
Partnerships	(158)	(100)	(74)	(134)
Net proceeds from (payments for) repurchase agreements program	25	(11)	8	(16)
Net proceeds from (payments for) derivatives	(559)	(161)	(539)	143
Net proceeds from (payments for) policy loans	(11)	9	(32)	15
Net proceeds from (payments for) short-term investments	(255)	(314)	200	(234)
Other investing activities, net	—	—	—	(10)
Net cash provided by (used for) investing activities	279	540	(2)	(89)
Financing Activities
Deposits and other additions to investment and universal life-type contracts	2,033	872	1,001	1,971
Withdrawals and other deductions from investment and universal life-type contracts	(8,109)	(4,766)	(4,862)	(9,627)
Net transfers from separate accounts related to investment and universal life-type contracts	5,140	3,598	3,659	7,117
Net increase (decrease) in securities loaned or sold under agreements to repurchase	(99)	131	270	(7)
Dividend paid on shares outstanding	—	—	(265)	(319)
Return of capital to parent	—	—	(235)	—
Net cash used for financing activities	(1,035)	(165)	(432)	(865)
Net increase (decrease) in cash	124	(1)	10	(88)
Cash — beginning of period	49	50	40	128
Cash — end of period	$173	$49	$50	$40
Supplemental Disclosure of Cash Flow Information:
Income taxes received (paid)	$142	$(13)	$2	$—
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in millions, unless otherwise stated)

1. Basis of Presentation and Significant Accounting Policies
Basis of Presentation
Talcott Resolution Life Insurance Company, together with its consolidated subsidiaries, (collectively, "TL," the "Company," "we" or "our") is a life insurance and annuity company and comprehensive risk solutions-provider in the United States ("U.S.") and is a wholly-owned subsidiary of TR Re, Ltd. ("TR Re"), a Bermuda based entity. Talcott Resolution Life, Inc. ("TLI"), a Delaware corporation and Talcott Holdings, L.P. ("THLP") are indirect parents of the Company and the Company has an ultimate parent of Talcott Financial Group, Ltd. ("TFG" or "Talcott Financial Group").
The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the U.S. (“U.S. GAAP”), which differ materially from the accounting practices prescribed by various insurance regulatory authorities. Certain reclassifications have been made to conform to current year presentation.
On June 30, 2021, the Company’s previous indirect owner, Hopmeadow Holdings GP LLC, completed the sale of the Company (the "Sixth Street Acquisition") through the merger of an affiliate of Sixth Street, a global investment firm, with and into THLP pursuant to an Agreement and Plan of Merger (the “Agreement"). Through the Agreement, TFG indirectly obtained 100% control of THLP and its life and annuity operating subsidiaries for a total purchase price of approximately $2.2 billion, comprised of a $500 pre-closing dividend and cash of $1.7 billion. The merger was accounted for using business combination accounting, together with an election to apply pushdown accounting. Under this method, the purchase price paid was assigned to the identifiable assets acquired and liabilities assumed as of the acquisition date based on their fair value. Determining the fair value of certain assets acquired and liabilities assumed is judgmental in nature and often involves the use of significant estimates and assumptions. The Company’s financial statements and footnote disclosures are presented into two distinct periods. The periods prior to the consummation of the Agreement are labeled ("Predecessor Company") and the periods subsequent to that date are labeled ("Successor Company") to distinguish between the different basis of accounting between the periods presented. As a result of the application of purchase accounting, the financial statements for the year ended December 31, 2022 and period of July 1, 2021 to December 31, 2021, are not comparable to the prior periods presented. In addition, as a result of the acquisition the Company conformed to TFG’s accounting policies and modified its presentation for certain transactions.
Restatement of Previously Issued Financial Statements
We have restated herein our consolidated financial statements as of and for the year ended December 31, 2022 (Successor Company).
Restatement Background
On December 30, 2021, the Company entered into affiliated reinsurance agreements (“Reinsurance Agreements”) with TR Re, in which liabilities were ceded on a modified coinsurance basis. Upon further investigation, the Company’s management has concluded that the retrocession of certain U.S. GAAP net losses within the Reinsurance Agreements were incorrectly calculated for year ended December 31, 2022 (Successor Company), which resulted in an overstatement of reinsurance recoverables and stockholder's equity on the consolidated balance sheets of $314 and $258, respectively. For the year ended December 31, 2022 (Successor Company), the impact of correcting the error was a $258 decrease to the previously reported net income of $617. In addition, certain disclosures were corrected as a result of the error. There was no impact from the restatement on the consolidated balance sheets as of December 31, 2021 (Predecessor Company) and in the consolidated statements of income the periods of July 1, 2021 to December 31, 2021 (Successor Company) and January 1, 2021 to June 30, 2021 (Predecessor Company).
Other Immaterial Misstatements
As part of the restatement, we made a correction to previously identified errors that the Company determined to be immaterial, both individually and in the aggregate for the year ended December 31, 2022. This resulted in an increase of other liabilities by $13 for the year ended December 31, 2022 (Successor Company) as well as corrections to certain Notes to Consolidated Financial Statements.
Impact of the Restatement:
The following tables present the amounts previously reported and a reconciliation to the restated amounts reported on the restated consolidated balance sheets as of December 31, 2022 (Successor Company) and the restated consolidated statements of operations, the restated consolidated statements of comprehensive income (loss), the restated consolidated statements of changes in stockholder’s equity and the restated consolidated statements of cash flows for the year ended December 31, 2022 (Successor Company).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)

Consolidated Balance Sheet
	Successor Company
	As of December 31, 2022
(In millions, except for share data)	As Previously Reported	Restatement Impacts	As Restated
Assets
Investments:
Fixed maturities, available-for-sale, at fair value	$15,383	$—	$15,383
Fixed maturities, at fair value, using fair value option	331	—	331
Equity securities, at fair value	179	—	179
Mortgage loans	2,520	—	2,520
Policy loans	1,495	—	1,495
Limited partnerships and other alternative investments	1,300	—	1,300
Other investments	95	—	95
Short-term investments	1,489	—	1,489
Total investments	22,792	—	22,792
Cash	173	—	173
Reinsurance recoverables	40,714	(314)	40,400
VOBA and DAC	518	—	518
Deferred income taxes, net	1,051	69	1,120
Goodwill and other intangible assets	155	—	155
Other assets	453	—	453
Separate account assets	87,255	—	87,255
Total assets	153,111	(245)	$152,866
Liabilities
Reserve for future policy benefits	21,432	—	21,432
Other policyholder funds and benefits payable	31,302	—	31,302
Funds withheld liability	10,485	—	10,485
Other liabilities	2,023	13	2,036
Separate account liabilities	87,255	—	87,255
Total liabilities	152,497	13	152,510
Stockholder’s Equity
Common stock—1,000 shares authorized, issued and outstanding, par value $5,690	6	—	6
Additional paid-in capital	1,877	—	1,877
Accumulated other comprehensive loss, net of tax	(2,166)	—	(2,166)
Retained earnings	897	(258)	639
Total stockholder’s equity	614	(258)	356
Total liabilities and stockholder’s equity	$153,111	$(245)	$152,866

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)

Consolidated Statement of Operations
	Successor Company
	For the Year Ended December 31, 2022
(In millions)	As Previously Reported	Restatement Impact	As Restated
Revenues
Policy charges and fee income	$506	$—	$506
Premiums	109	—	109
Net investment income	778	—	778
Net realized capital gains (losses)	317	(327)	(10)
Amortization of deferred gains	33	—	33
Total revenues	1,743	(327)	1,416
Benefits, losses and expenses
Benefits and losses	637	—	637
Amortization of VOBA and DAC	79	—	79
Insurance operating costs and other expenses	294	—	294
Other intangible asset amortization	6	—	6
Dividends to policyholders	3	—	3
Total benefits, losses and expenses	1,019	—	1,019
Income before income taxes	724	(327)	397
Income tax expense	107	(69)	38
Net income	$617	$(258)	$359

Consolidated Statement of Comprehensive Loss
	Successor Company
	For the Year Ended December 31, 2022
(In millions)	As Previously Reported	Restatement Impact	As Restated
Net income	$617	$(258)	$359
Other comprehensive loss ("OCI"):
Change in net unrealized loss on fixed maturities, AFS	(2,129)	—	(2,129)
Change in net gain or loss on cash flow hedging instruments	(27)	—	(27)
OCI, net of tax	(2,156)	—	(2,156)
Comprehensive loss	$(1,539)	$(258)	$(1,797)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)

Consolidated Statement of Stockholder's Equity
For the Year Ended December 31, 2022 (Successor Company)
	As Previously Reported	Restatement Impacts	As Restated
Common Stock
Beginning balance	$6	$—	$6
Ending balance	6	—	6

Additional Paid-In Capital
Beginning balance	1,877	—	1,877
Ending balance	1,877	—	1,877

Accumulated Other Comprehensive Loss
Beginning balance	(10)	—	(10)
Other comprehensive loss	(2,156)	—	(2,156)
Ending balance	(2,166)	—	(2,166)

Retained Earnings
Beginning balance	280	—	280
Net income	617	(258)	359
Ending balance	897	(258)	639
Total stockholder's equity, ending balance	$614	$(258)	$356

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)

Consolidated Statement of Cash Flows
	Successor Company
	For the Year Ended December 31, 2022
(In millions)	As Previously Reported	Restatement Impacts	As Restated
Operating Activities
Net income	$617	$(258)	$359
Adjustments to reconcile net income to net cash provided by operating activities
Net realized capital (gains) losses	(317)	327	10
Amortization of deferred reinsurance gain	(33)	—	(33)
Amortization of VOBA	79	—	79
Depreciation and amortization	227	—	227
Deferred income tax expense	125	(69)	56
Interest credited on investment and universal life-type contracts	534	—	534
Other operating activities, net	(38)	—	(38)
Change in assets and liabilities:
Increase in reinsurance recoverables	(758)	—	(758)
Increase for future policy benefits and unearned premiums	230	—	230
Net changes in other assets and other liabilities	93	—	93
Net proceeds from reinsurance transactions	121	—	121
Net cash provided by operating activities	880	—	880
Investing Activities
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	6,185	—	6,185
Equity securities, at fair value	26	—	26
Mortgage loans	258	—	258
Partnerships	64	—	64
Payments for the purchase of:
Fixed maturities, available-for-sale	(4,255)	—	(4,255)
Fixed maturities, fair value option	(352)	—	(352)
Equity securities, at fair value	(22)	—	(22)
Mortgage loans	(667)	—	(667)
Partnerships	(158)	—	(158)
Net proceeds from repurchase agreements program	25	—	25
Net payments for derivatives	(559)	—	(559)
Net payments for policy loans	(11)	—	(11)
Net payments for short-term investments	(255)	—	(255)
Net cash provided by investing activities	279	—	279
Financing Activities
Deposits and other additions to investment and universal life-type contracts	2,033	—	2,033
Withdrawals and other deductions from investment and universal life-type contracts	(8,109)	—	(8,109)
Net transfers from separate accounts related to investment and universal life-type contracts	5,140	—	5,140
Net decrease in securities loaned or sold under agreements to repurchase	(99)	—	(99)
Net cash used for financing activities	(1,035)	—	(1,035)
Net increase in cash	124	—	124
Cash — beginning of period	49	—	49
Cash — end of period	$173	$—	$173
Supplemental Disclosure of Cash Flow Information:
Income taxes received	$142	$—	$142

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
Description of Business
As of December 31, 2022, the Company managed approximately 490 thousand annuity contracts with an account value of approximately $36.7 billion, gross of reinsurance, and private placement life insurance with an account value of approximately $39.0 billion. Upon the Company's acquisition by Sixth Street, the Company's strategy changed to be one of a life insurance aggregator through reinsurance. Since the Sixth Street acquisition, the Company has participated in multiple assumed reinsurance transactions that have positioned the Company, as part of the Talcott Financial Group, as a leading participant in this area of the life insurance marketplace. As part of the Company's growth strategy, the Company assumes life insurance blocks of business, providing external insurers with solutions to create capital flexibility and risk management efficiencies. Since the Sixth Street Acquisition and as of December 31, 2022, the Company has assumed fixed indexed annuities of $6.4 billion and variable annuities of $6.6 billion.
On November 1, 2022, the Company entered into a reinsurance agreement with The Guardian Insurance & Annuity Company, Inc. (“GIAC” or "Guardian") to reinsure $7.1 billion in variable annuity reserves, primarily comprised of contracts with living withdrawal benefit and death benefit riders. The Company assumed 100% of $439 in general account reserves on a coinsurance basis and assumed 100% of $6.7 billion in separate account reserves on a modified coinsurance basis. The Company acquired general account assets to support the assumed reserves and received $121 in cash from GIAC upon closing, primarily relating to a ceding commission of $65 and cash settlements. A deferred gain on reinsurance was recorded in other liabilities upon the effective date for approximately $90 and will be recognized in income over the expected life of the underlying policies. As part of this transaction, the Company entered into an administration services agreement for the reinsured block and will ultimately administer the reinsured block within two years following the close of the transaction.
On December 30, 2021, pursuant to a reorganization approved by the Connecticut Department of Insurance ("CTDOI") on November 18, 2021, TLI contributed the Company to TR Re and TR Re subsequently became the Company's direct parent. TR Re was formed on June 28, 2021 and is an approved Class E insurer under the Bermuda Monetary Authority.
On December 30, 2021, the Company entered into a reinsurance agreement with Allianz Life Insurance Company of North America ("Allianz") to assume approximately $8.0 billion of fixed indexed annuities ("FIA") reserves ("Inforce Agreement"). The Company assumed 100% of one block (approximately $5.0 billion of FIA reserves) and 5% of another block (approximately $3.0 billion of FIA reserves) on a coinsurance basis and the Company acquired general account assets to support these assumed reserves. Certain of the FIAs included living withdrawal benefits. The Company paid $693 to Allianz upon closing, primarily relating to a ceding commission of $866, offset by cash settlements. The Company will participate in an aggregated hedging pool administered by Allianz, whereby the Company will pay Allianz a fee in order to participate in the pool and will receive an index credit payout based on the level of participation in the pool. A deferred gain on reinsurance was recorded in other liabilities upon the effective date for approximately $25 and will be recognized in income over the expected life of the underlying policies. On July 29, 2022, the Company executed a flow reinsurance agreement with Allianz. Under the terms of the transaction, the Company assumed certain FIA contracts issued by Allianz after August 2, 2022 on a coinsurance basis ("Flow Agreement"). Allianz will continue to service and administer the policies reinsured under the Inforce Agreement and Flow Agreement as the direct insurer of the business. On December 31, 2022, the Company retroceded 75% of the business assumed from Allianz to TR Re on a modified coinsurance basis. As a result of the retrocession, the Company recorded a deferred gain of $137.
On December 30, 2021, the Company entered into an affiliated reinsurance agreement with its parent TR Re. The Company generally ceded 50% of reserves related to variable and payout annuity blocks, with 100% of certain variable annuity guarantees and certain structured settlement contracts ceded at a lesser quota share percentage. All but the Company’s terminal funding block was ceded on a modified coinsurance basis, with the terminal funding block ceded on a coinsurance with funds withheld basis. The reinsured business ceded was the Company's direct written business and was not previously assumed. This affiliate reinsurance transaction was accounted for in accordance with reinsurance accounting. Under this method, a deferred gain on reinsurance was recorded in other liabilities of approximately $805 and will be recognized in income over the expected life of the underlying policies. The Company will continue to service and administer the policies as insurer of the reinsured block of business and will remain responsible for fulfilling its obligations to policyholders. The Company paid TR Re $100 in ceding commission and an additional $84 to settle tax balances associated with the transaction as part of the arrangement.
On September 17, 2021, the Company executed a flow reinsurance transaction with Lincoln National Corporation's ("Lincoln") insurance subsidiary, The Lincoln National Life Insurance Company. The Company coinsured a living benefit rider on variable annuity contracts issued by Lincoln between April 1, 2021 through June 30, 2022 up to a maximum of $1.5 billion of reinsured deposits. In June 2022, the Company entered into an extension of the agreement through June 30, 2023, at a lower quota share for contracts issued subsequent to June 30, 2022. Lincoln will continue to service and administer the policies as direct insurer of the business.
For additional information regarding reinsurance transactions, refer to Note 5 - Reinsurance.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
In conjunction with the sale from The Hartford Financial Services Group ("The Hartford") in 2018, the Company entered into a five year transition services agreement with The Hartford to provide general ledger, cash management, investment accounting and information technology infrastructure services. In March 2019, the Company converted its existing transition services agreement for investment accounting services into an administrative service agreement, which expires in May 2023. The transition services agreement with The Hartford for the remaining services ended in 2020, as those services had fully transitioned to the Company.
Consolidation
The Consolidated Financial Statements include the accounts of the Company and entities the Company directly or indirectly has a controlling financial interest in which the Company is required to consolidate. Entities in which the Company has significant influence over the operating and financing decisions but is not required to consolidate are reported using the equity method. All intercompany transactions and balances between the Company and its subsidiaries have been eliminated.
Use of Estimates
The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ materially from those estimates.
The most significant estimates include:
•Valuation of investments, including the underlying investments within the funds withheld liability;
•Evaluation of credit losses on fixed maturities, available for sale ("AFS");
•Allowance for credit losses (“ACL”) on mortgage loans;
•Valuation of derivative assets and liabilities, including embedded derivatives;
•Valuation of liabilities associated with FIA;
•Estimated gross profits ("EGPs") used to amortize VOBA and liabilities associated with variable annuities, FIA, and other universal life-type contracts, as well as certain deferred reinsurance amounts;
•Evaluation of goodwill and other intangible assets for impairment;
•Valuation of living withdrawal benefits and FIA required to be recorded at fair value;
•Valuation of value of business acquired ("VOBA"), deferred gains on reinsurance, and deferred acquisition costs ("DAC");
•Valuation allowance on deferred tax assets;
•Contingencies relating to corporate litigation and regulatory matters
Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the Consolidated Financial Statements.
Pushdown Accounting
Sixth Street
The Sixth Street Acquisition was accounted for using business combination accounting, together with an election to apply pushdown accounting. The goodwill from the Sixth Street Acquisition is attributable to the Company's expectation that the combined group can leverage its insurance platform to become a life insurance aggregator. Goodwill for the Sixth Street Acquisition is not deductible for tax purposes.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
The following table represents the final determination of the fair value of the assets acquired and liabilities assumed for the Sixth Street Acquisition:

Cash and invested assets	$19,711
VOBA	565
Deferred income taxes	737
Goodwill	97
Other intangible assets	67
Reinsurance recoverables and other assets [1]	30,481
Separate account assets	112,857
Total assets	164,515
Reserves for future policy benefits	21,122
Other policyholder funds and benefits payable	25,961
Funds withheld liability [1]	1,039
Other liabilities	1,653
Separate account liabilities	112,857
Total liabilities	162,632

Stockholder's equity	1,883
Total liabilities and stockholder's equity	$164,515
[1]    Previously reported table was updated to reflect the gross presentation for modified coinsurance reinsurance transactions.
The Successor Company's assets and liabilities are recognized based on TFG’s accounting basis, with an offset to additional paid-in capital. In addition, retained earnings and accumulated other comprehensive income (“AOCI”) of the Predecessor Company are not carried forward, as a new basis of accounting has been established.
Invested Assets
The acquired investments are recorded at fair value through adjustments to additional paid-in capital at the acquisition date.
Value of Business Acquired/Additional Reserves
In conjunction with the acquisition of the Company, a portion of the purchase price was allocated to the right to receive future gross profits from cash flows and earnings of the Company's insurance and investment contracts as of the date of the Sixth Street Acquisition. This intangible asset is called VOBA and is based on the actuarially estimated present value of future cash flows from the Company's insurance and investment contracts in-force as of the date of the transaction. The estimated fair value calculation of VOBA is based on certain assumptions, including equity market returns, mortality, persistency, expenses, discount rates, and other factors that the Company expects to experience in future years. Actual experience on the acquired contracts may vary from these projections and the recovery of VOBA is dependent upon the future profitability of the related business. The Company amortizes VOBA over EGPs and it is reviewed for recoverability quarterly. The fair value of certain acquired obligations of the Company exceeded the book value of assumed in-force policy liabilities resulting in additional reserve liabilities. These liabilities were increased to fair value, which is presented separately from VOBA as an additional insurance liability in other policyholder funds and benefits payable. The additional liability is amortized to income over the life of the underlying policies.
Goodwill
Goodwill represents the excess of the acquisition cost of an acquired business over the fair value of assets acquired and liabilities assumed. Goodwill is not amortized but is tested for impairment at the entity or reporting unit level annually or when events or circumstances arise, such as adverse changes in the business climate, that would more likely than not reduce the fair value of the entity or a reporting unit below its carrying value. Our methodology for conducting this goodwill impairment testing contains both a qualitative and quantitative assessment.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
The Company has the option to initially perform an assessment of qualitative factors in order to determine whether it is more likely than not that the fair value of the entity or a reporting unit is less than its carrying amount. The qualitative factors may include, but are not limited to, economic conditions, industry and market considerations, cost factors, overall financial performance of the entity or a reporting unit and other company and entity-level or reporting unit-specific events. If it is determined that it is more likely than not that the fair value of the entity or reporting unit is less than its carrying amount, we then perform the impairment evaluation using a more detailed quantitative assessment. If the carrying values of the entity or reporting units were to exceed their fair value under that quantitative assessment, the amount of the impairment would be calculated and goodwill would be adjusted accordingly. The Company could directly perform this quantitative assessment, bypassing the qualitative assessment and perform a quantitative impairment test.
As a result of the quantitative review performed for the year ended December 31, 2022, the Company determined that the estimated fair value of TL exceeded its respective carrying value and that goodwill was not impaired. For the year ended December 31, 2021, the Company determined that the goodwill associated with TL was not impaired.
For a discussion of goodwill from the Sixth Street Acquisition, refer to Note 7 - Goodwill and Other Intangible Assets.
Other Intangible Assets
Intangible assets with definite lives are amortized over the estimated useful life of the asset. Amortizing intangible assets primarily consists of internally developed software amortized over a period not to exceed seven years. Intangible assets with indefinite lives, primarily insurance licenses, are not amortized but are reviewed annually in the Company's impairment analysis. They will be tested for impairment more frequently if events or circumstances indicate the fair value of indefinitely lived intangibles is less than the carrying value.
The Company determined during its reviews for December 31, 2022 and 2021 that its other indefinite-lived intangible assets and finite-lived intangible assets were not impaired.
For a discussion of other intangible assets from the Sixth Street Acquisition, refer to Note 7 - Goodwill and Other Intangible Assets.
Future Adoption of New Accounting Standards
Troubled Debt Restructurings and Vintage Disclosures
The Financial Accounting Standards Board ("FASB") issued Accounting Standards Update (“ASU”) 2022-02, Financial Instruments – Credit Losses (Topic 326) – Troubled Debt Restructurings and Vintage Disclosures (“ASU 2022-02”) in March 2022, which eliminates the accounting guidance on troubled debt restructurings for creditors and amends the guidance on vintage disclosures. The amendments require that an entity evaluate whether the loan modification represents a new loan or a continuation of an existing loan, and introduce new requirements related to modifications made to borrowers experiencing financial difficulty. Additionally, ASU 2022-02 enhances disclosures for borrowers experiencing financial difficulty, by requiring current-period gross write-offs by year of origination for creditors with respect to loan refinancing and restructurings and internal risk ratings for financing receivables. ASU 2022-02 is effective for annual periods beginning after December 15, 2022 and interim periods within those annual periods, with early adoption permitted. The Company will adopt the amendments of ASU 2022-02 prospectively in the first quarter of 2023 and does not expect it to have a material impact on the Company.
Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions
The FASB issued ASU 2022-03, Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”) in June 2022. ASU 2022-03 clarifies that a contractual sales restriction is not considered in measuring an equity security at fair value and to introduce new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value. ASU 2022-03 applies to both holders and issuers of equity and equity-linked securities measured at fair value. The amendments in ASU 2022-03 are effective for the Company in fiscal years beginning after December 15, 2023, and interim periods within those fiscal years, with early adopted permitted. The Company will adopt the provisions of ASU 2022-03 in the first quarter of 2024 and does not expect it to have a material impact on the Company.
Accounting for Contract Assets and Contract Liabilities from Contracts with Customers
The FASB issued ASU 2021-08, Accounting for Contract Assets and Contract Liabilities from Contracts with Customers (“ASU 2021-08”) in October 2021, which requires acquiring entities to apply Topic 606, Revenue from Contracts with Customers upon recognizing and measuring contract assets and liabilities in a business combination. This update is intended to improve comparability after a business combination, by providing consistent recognition and measurement of revenue contracts with customers acquired and not acquired in a business combination. ASU 2021-08 is effective for annual periods beginning after December 15, 2022 and interim periods within those annual periods, with early adoption permitted.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
The amendments in ASU 2021-08 should be applied prospectively. We will adopt the provisions of this ASU in the first quarter of 2023 and do not expect it to have a material impact on the Company.
Targeted Improvements to the Accounting for Long Duration Contracts
The FASB issued ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts ("ASU 2018-12") in August 2018, which impacts the existing recognition, measurement, presentation, and disclosure requirements for certain long-duration contracts issued by an insurance company. The guidance is intended to improve the timeliness of recognizing changes in the liability for future policy benefits ("LFPB"), by requiring annual or more frequent updates of insurance assumptions and modifying rates used to discount future cash flows. Further, the guidance seeks to improve the accounting for certain market-based options or guarantees associated with account balance contracts, simplify the amortization of DAC and other balances amortized on a basis consistent with DAC, and improve the effectiveness of the required disclosures.
This guidance was amended through the issuance of ASU 2020-11, which deferred the effective date the Company is required to adopt the guidance to January 1, 2023 with early adoption permitted. Through the issuance of ASU 2022-05, an insurance entity is permitted, prior to the effective date, to exclude certain contracts from applying the amendments in ASU 2018-12, when those contracts have been derecognized because of a sale or disposal of an individual or a group of contracts or legal entities and in which the insurance entity has no significant continuing involvement with the derecognized contracts. The Company does not currently intend to apply this accounting policy election.
The Company intends to use the full retrospective adoption method, as of the date of the Sixth Street Acquisition. The Company does not expect an impact to stockholder's equity as a result of the adoption of ASU 2018-12, due to the application of purchase accounting; whereby assets and liabilities were transacted at fair value as of the date of the acquisition. Upon the adoption of ASU 2018-12, the change in the carrying value of insurance assets and liabilities as of July 1, 2021 are recorded with an equal and offsetting adjustment to VOBA or an additional reserve. Refer below for further discussion of other impacts upon adoption to the new standard. The adoption is expected to have a material effect on the Company’s results of operations due to the updating of cash flow assumptions for LFPB, recognition of changes to the fair value of market risk benefits (“MRB”), and the change in amortization methodology for DAC and other DAC-like balances.
The Company has made key accounting policy decisions, including insurance policy groupings for recognition and measurement of LFPB, discount rate methodology, development of liability cash flow and claim expense assumptions, and DAC and other DAC-like amortization methodology. Outlined below are four key areas of change, although there are other less significant policy changes not noted below.

Amended Topic	Description	Adoption Method and Transition Impact
Cash flow and discount rate assumptions underlying insurance liabilities	For nonparticipating traditional and limited-payment insurance contracts, the Company will evaluate, at least annually in the same fiscal quarter, as to whether an update to cash flow assumptions is needed. The Company will update the cash flows used to measure the LFPB, for both changes in future assumptions and actual experience, at least annually.

The updating of cash flows impacts the amount of the deferred profit liability (“DPL”) recorded for limited-payment contracts. The DPL will be adjusted concurrently with any updating of the LFPB.

	Cash flows are required to be discounted with an upper-medium grade (or low credit risk) fixed-income instrument yield, with the effect of discount rate changes on the liability recorded in other comprehensive income (“OCI”). The discount rate utilized is intended to reflect the duration characteristics of the corresponding insurance liabilities. The Company will obtain yield curves and spreads for a range of tenors to determine spot yields to discount the cash flows of the insurance liabilities as of each valuation date.	The Company will adopt the guidance for LFPB, as of the date of the Sixth Street Acquisition. As of the acquisition date, the Company expects there will be a decrease to LFPB (and the associated reinsurance recoverable), which will be offset by a net increase to an additional reserve. This is due to the application of purchase accounting associated with the Sixth Street Acquisition, which employed lower discount rates for the fair value calculations than the required discount rates to value the cash flows on the insurance liabilities under ASU 2018-12.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)

Amended Topic	Description	Adoption Method and Transition Impact
MRB	The Company currently offers and assumes certain guarantees and product features on variable annuity and FIA products, which protect the contractholder from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk. These MRB features are required to be measured at fair value with changes in fair value recorded in net income, with the exception of the changes in MRB liabilities attributable to a change in an entity’s nonperformance risk, which is required to be recognized in OCI. For products that are reinsured, the portion of the change in MRB attributable to changes in the reinsurer’s nonperformance risk is recognized in income. The Company shall maximize the use of relevant observable information and minimize the use of unobservable information in determining the balance of the MRB upon adoption.	The Company will adopt the guidance for MRB using the full retrospective method. As of the acquisition date, the Company expects there to be an increase to the MRB liability (and the associated reinsurance recoverable) and a decrease to VOBA, as a result of the difference between the establishment of the MRB recorded at fair value under ASU 2018-12 and reserves previously recorded for those benefits.
Amortization of DAC and other DAC-like balances	The Company will amortize DAC and other DAC-like balances on a constant-level basis over the expected term for a group of contracts consistent with the groupings used in estimating the associated LFPB. The constant-level basis for the group approximates a pattern of straight-line amortization at an individual contract level by using a method specific to the underlying product. The amortization rate utilized is calculated at the end of the current reporting period, including actual experience and any assumption updates. The revised amortization rate is applied prospectively from the beginning of the current reporting period.	As a result of amortizing DAC and other DAC-like balances on a constant-level basis, the Company does not expect a significant impact upon the adoption of ASU 2018-12.
Reporting and Disclosures	ASU 2018-12 requires certain enhanced presentation and disclosures including disaggregated rollforwards for LFPB, policyholder account balances, MRB, separate account liabilities, DAC and other DAC-like balances, and information about significant inputs, judgments and methods used in the LFPB measurement. The enhanced disclosures are intended to improve the ability of users of the financial statements to evaluate the timing, amount, and uncertainty of cash flows arising from long-duration contracts.	The Company’s implementation efforts and the evaluation of the impacts of the guidance on its consolidated financial statements, as well as its systems, processes, and controls, continue to progress. Given the nature and extent of the required changes to a significant portion of the Company’s operations, the adoption of this guidance is expected to have a material impact on its financial position and results of operations. In addition, there will be a significant increase in required disclosures.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
Significant Accounting Policies
The Company’s significant accounting policies are as follows:
Segment Information
The Company has no reportable segments and its principal products and services are comprised of variable, fixed and payout annuities, FIAs, and private-placement life insurance. The Company's determination that it has no reportable segments is based on the fact that the Company's chief operating decision maker reviews the Company's financial performance at a consolidated level.
Revenue Recognition
For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Policy charges and fee income for variable annuity, FIA, deferred annuity and other universal life-type contracts primarily consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders’ account balances and are recognized in the period in which services are provided. For the Company’s traditional life products, premiums are recognized as revenue when due from policyholders.
Investments
Overview
The Company’s investments in fixed maturities include bonds, structured securities, redeemable preferred stock and commercial paper. Most of these investments are classified as AFS and are carried at fair value, net of ACL. The after-tax difference between fair value and cost or amortized cost is reflected in stockholder's equity as a component of AOCI, after adjustments for the effect of VOBA and reserve adjustments. Equity securities are measured at fair value with any changes in valuation reported in net income. Mortgage loans are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts, net of ACL. Policy loans are carried at outstanding balance. Limited partnerships and other alternative investments are reported at their carrying value and are primarily accounted for under the equity method with the Company’s share of earnings included in net investment income. Recognition of income related to limited partnerships and other alternative investments accounted for under the equity method is delayed due to the availability of the related financial information, as private equity and other funds are generally on a three-month lag and hedge funds generally on a one-month lag. Accordingly, income for the year ended December 31, 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company), the period of January 1, 2021 to June 30, 2021 (Predecessor Company), and the year ended December 31, 2020 (Predecessor Company), may not include the full impact of current year changes in valuation of the underlying assets and liabilities of the funds, which are generally obtained from the limited partnerships and other alternative investments’ general partners. Other investments consist of derivative instruments which are carried at fair value and real estate acquired in satisfaction of debt. Short-term investments, including cash equivalents, are carried at amortized cost, which approximates fair value.
Fair Value Option ("FVO")
The Company has elected the FVO for rated feeder fund investments, where a single entity issues both debt securities and equity interests and the Company owns both the debt security and equity interest portions of the investment. The Company has elected the FVO for these investments to reflect changes in fair value in earnings and to align the timing of the fair value measurement for its multiple investments in that single entity.
Credit Losses
An ACL is recognized as an estimate of credit losses expected over the life of financial instruments, such as mortgage loans, reinsurance recoverables and off-balance sheet credit exposures that the Company cannot unconditionally cancel. The measurement of the expected credit loss estimate is based on historical loss data, current conditions, and reasonable and supportable forecasts.
Credit losses on fixed maturities, AFS carried at fair value are measured through an other-than-temporary impairment ("OTTI"); however, losses are recognized through the ACL and no longer as an adjustment to the amortized cost. Recoveries of OTTI on fixed maturities, AFS are recognized as reversals of the ACL recognized through net realized capital gains and losses and no longer accreted as net investment income through an adjustment to the investment yield. Additionally, purchased financial assets with a more-than-insignificant amount of credit deterioration since original issuance establishes an ACL at acquisition, which is recorded with the purchase price to establish the initial amortized cost of the investment.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
Net Realized Capital Gains and Losses
Net realized capital gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses also result from fair value changes in equity securities, derivatives contracts (both freestanding and embedded) that do not qualify, or are not designated, as a hedge for accounting purposes, and certain investments where the FVO has been elected. The entire change in fair value of the FVO investment includes the components related to dividends and interest income. Impairments and changes in the ACL on fixed maturities, AFS; mortgage loans; and reinsurance recoverables are recognized as net realized capital losses in accordance with the Company’s impairment and ACL policies as discussed in Note 3 - Investments of Notes to Consolidated Financial Statements. Foreign currency transaction remeasurements are also included in net realized capital gains and losses.
Interest income from fixed maturities, FVO is recognized when earned on the constant effective yield method based on estimated timing of cash flows.
Net Investment Income
Interest income from fixed maturities, AFS and mortgage loans is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future prepayments using the retrospective method; however, if these investments have previously recognized an ACL and for certain other asset-backed securities, any yield adjustments are made using the prospective method. Prepayment fees and make-whole payments on fixed maturities and mortgage loans are recorded in net investment income when earned. For equity securities, dividends are recognized as investment income on the ex-dividend date. Limited partnerships and other alternative investments primarily use the equity method of accounting to recognize the Company’s share of earnings. Expected credit losses on fixed maturities, AFS are recorded through an ACL. The Company’s non-income producing investments were not material for the year ended December 31, 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company), the period of January 1, 2021 to June 30, 2021 (Predecessor Company), and the year ended December 31, 2020 (Predecessor Company). In addition, net investment income includes a portion of the change in funds withheld at interest, as a result of the change in the risk-free rate on the host contract.
Derivative Instruments
Overview
The Company utilizes a variety of over-the-counter ("OTC") transactions, OTC cleared through central clearing houses ("OTC-cleared"), and exchange traded derivative instruments as part of its overall risk management strategy as well as to enter into replication transactions. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives:
•to hedge risk arising from interest rate, equity market, commodity market, credit spread and issuer default, price or currency exchange rate risk or volatility;
•to manage liquidity;
•to control transaction costs;
•to enter into synthetic replication transactions.
Interest rate and credit default swaps involve the periodic exchange of cash flows with other parties, at specified intervals, calculated using agreed upon rates or other financial variables and notional principal amounts. Generally, little to no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.
Interest rate cap and floor contracts entitle the purchaser to receive from the issuer at specified dates, the amount, if any, by which a specified market rate exceeds the cap strike interest rate or falls below the floor strike interest rate, applied to a notional principal amount. A premium payment determined at inception is made by the purchaser of the contract and no principal payments are exchanged.
Forward contracts are customized commitments that specify a rate of interest or currency exchange rate to be paid or received on an obligation beginning on a future start date and are typically settled in cash.
Financial futures are standardized commitments to either purchase or sell designated financial instruments, at a future date, for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures’ contract values are settled daily in cash.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date. The contracts may reference commodities, which grant the purchaser the right to either purchase from or sell to the issuer commodities at a specified price, within a specified period or on a stated date. Option contracts are typically settled in cash.
Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using the agreed upon rates and exchanged principal amounts.
The Company’s derivative transactions conducted in insurance company subsidiaries are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.
Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities
Derivative instruments are recognized on the Consolidated Balance Sheets at fair value and are reported in other investments and other liabilities. For balance sheet presentation purposes, the Company has elected to offset the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty or under a master netting agreement, which provides the Company with the legal right of offset.
The Company clears certain interest rate swap and credit default swap derivative transactions through central clearing houses. OTC-cleared derivatives require initial collateral at the inception of the trade in the form of cash or highly liquid securities, such as U.S. Treasuries and government agency investments. Central clearing houses also require additional cash as variation margin based on daily market value movements. For information on collateral, see the derivative collateral arrangements section in Note 4 - Derivatives of Notes to Consolidated Financial Statements. In addition, OTC-cleared transactions include price alignment amounts either received or paid on the variation margin, which are reflected in realized capital gains and losses or, if characterized as interest, in net investment income.
On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability (“cash flow” hedge), (2) a hedge of a net investment in a foreign operation (“net investment” hedge) or (3) held for other investment and/or risk management purposes, which primarily involve managing asset or liability related risks and do not qualify for hedge accounting.
Cash Flow Hedges - Changes in the fair value of a derivative that is designated and qualifies as a cash flow hedge, including foreign-currency cash flow hedges, are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. Periodic derivative net coupon settlements are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. Cash flows from cash flow hedges are presented in the same category as the cash flows from the items being hedged on the Consolidated Statements of Cash Flows.
Other Investment and/or Risk Management Activities - The Company’s other investment and/or risk management activities primarily relate to strategies used to reduce economic risk or replicate permitted investments and do not receive hedge accounting treatment. Changes in the fair value, including periodic derivative net coupon settlements, of derivative instruments held for other investment and/or risk management purposes are reported in current period earnings as net realized capital gains and losses.
Hedge Documentation and Effectiveness Testing
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in fair value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as fair value, cash flow, or net investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions and defining the effectiveness testing methods to be used. The Company also formally assesses both at the hedge’s inception and ongoing on a quarterly basis, whether the derivatives that are used in hedging transactions have been and are expected to continue to be highly effective in offsetting changes in fair values, cash flows or net investment in foreign operations of hedged items. Hedge effectiveness is assessed primarily using quantitative methods as well as using qualitative methods. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Qualitative methods may include comparison of critical terms of the derivative to the hedged item.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
Discontinuance of Hedge Accounting
The Company discontinues hedge accounting prospectively when (1) it is determined that the qualifying criteria are no longer met; (2) the derivative is no longer designated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised.
When cash flow hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.
In other situations in which hedge accounting is discontinued, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the hedged item.
Embedded Derivatives
The Company purchases investments and has previously issued and assumed via reinsurance financial products that contain embedded derivative instruments. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument on the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.
Credit Risk
Credit risk is defined as the risk of financial loss due to uncertainty of an obligor’s or counterparty’s ability or willingness to meet its obligations in accordance with agreed upon terms. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. The Company generally requires that OTC derivative contracts, other than certain forward contracts, be governed by International Swaps and Derivatives Association ("ISDA") agreements which are structured by legal entity and by counterparty and permit right of offset. Some agreements require daily collateral settlement based upon agreed upon thresholds. For purposes of daily derivative collateral maintenance, credit exposures are generally quantified based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of the derivatives exceed the contractual thresholds. For the Company’s domestic derivative programs, the maximum uncollateralized threshold for a derivative counterparty for a single legal entity is $7. The Company also minimizes the credit risk of derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. OTC-cleared derivatives are governed by clearing house rules. Transactions cleared through a central clearing house reduce risk due to their ability to require daily variation margin and act as an independent valuation source. In addition, the Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations.
Cash
Cash represents cash on hand and demand deposits with banks or other financial institutions, as well as money market funds.
Reinsurance
The Company cedes to affiliated and unaffiliated insurers to enable the Company to manage capital and risk exposure. The Company also assumes from unaffiliated insurers to provide our counterparties with risk management solutions. The Company's historical reinsurance cessions provided a level of risk mitigation desired by prior ownership. The Company's current reinsurance assumptions and internal retrocessions provide strategic business growth opportunities. In ceding and assuming risks, the Company may use various types of reinsurance including coinsurance, modified coinsurance, coinsurance with funds withheld arrangements, and yearly renewable term. Failure of reinsurers to honor their obligations could result in losses to the Company. Ceded reinsurance arrangements do not discharge the Company as the primary insurer, except for instances where the primary policy or policies have been novated.
Premiums and benefits and losses reflect the net effects of ceded and assumed reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance agreements. Included in reinsurance recoverables are balances due from reinsurance companies for paid and unpaid losses and are presented net of an ACL which is based on the expectation of lifetime credit loss.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
Reinsurance accounting is followed for ceded and assumed transactions that provide indemnification against loss or liability relating to insurance risk (risk transfer). To meet risk transfer requirements, a reinsurance agreement must include insurance risk, consisting of underwriting, investment, and timing risk, and a reasonable possibility of a significant loss to the reinsurer. If the ceded and assumed transactions do not meet risk transfer requirements, the Company accounts for these transactions as financing transactions. The deferred gain or acquisition cost related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies and is primarily amortized on a constant-level basis.
Under coinsurance arrangements, reserves and investment assets are transferred from the ceding insurer to the reinsurer. In certain arrangements, the reinsurer will hold the assets supporting the reserves in a trust for the benefit of the ceding insurer.
Under modified coinsurance arrangements, both the ceded reserves and the investment assets that support the reserves are retained by the cedant and profit and loss with respect to the obligations and investment returns flow through periodic net settlements. Under coinsurance with funds withheld arrangements, ceded reserves are transferred to the reinsurer, however, investment assets that support the reserves are retained by the cedant, and profit and loss with respect to only the investment returns flow through periodic net settlements. Both modified coinsurance and coinsurance with funds withheld arrangements require the cedant to establish a mechanism which legally segregates the underlying assets. The Company has the right of offset on general account assets and liabilities reinsured on a modified coinsurance and coinsurance with funds withheld basis, but have elected to present balances due to and due from reinsurance counterparties on a gross basis, within reinsurance recoverables and funds withheld liability on the Consolidated Balance Sheets. Modified coinsurance of assumed separate accounts accounted for under reinsurance accounting is presented on a net basis on the Consolidated Balance Sheets. As a result of the net presentation of the reinsured separate account assets and liabilities, we have revenue recorded from the reinsurance separate accounts as fee income, but not an associated asset or liability on the Consolidated Balance Sheets.
A funds withheld liability is established which represents the fair value of investment assets segregated under ceded modified coinsurance or coinsurance with funds withheld reinsurance arrangements. The funds withheld liability is comprised of a host contract and an embedded derivative. For ceded reinsurance agreements, the cedant has an obligation to pay the total return on the assets supporting the funds withheld liability. Interest accrues at a risk-free rate on the host contract and is recorded as net investment income in the Consolidated Statements of Operations. The embedded derivative is similar to a total return swap on the income generated by the underlying assets held by the cedant. The change in the embedded derivative is recorded in net realized capital gains (losses).
The Company evaluates the financial condition of its reinsurers and concentrations of credit risk. Reinsurance is placed with reinsurers that meet strict financial criteria established by the Company.
Value of Business Acquired
VOBA represents the estimated value assigned to the right to receive future gross profits from cash flows and earnings of acquired insurance and investment contracts as of the date of the acquisition. It is based on the actuarially estimated present value of future cash flows from the acquired insurance and investment contracts in-force as of the date of the acquisition. The principal assumptions used in estimating VOBA include equity market returns, mortality, persistency, expenses, and discount rates, in addition to other factors that the Company expects to experience in future years. Actual experience on the acquired contracts may vary from these projections and the recovery of VOBA is dependent upon the future profitability of the related business. For certain transactions, the fair value of acquired obligations of the Company exceed the book value of assumed in-force policy liabilities resulting in additional insurance liabilities. In pushdown accounting, these liabilities were increased to fair value, which is presented separately from VOBA as an additional insurance liability included in other policyholder funds and benefits payable on the Consolidated Balance Sheets. The Company amortizes VOBA over EGPs and it is reviewed for recoverability quarterly.
The Company also uses the present value of EGPs to determine reserves for universal life type contracts (including VA) with death or other insurance benefits such as guaranteed minimum death benefits, life-contingent guaranteed minimum withdrawal and universal life insurance secondary guarantee benefits. These benefits are accounted for and collectively referred to as death and other insurance benefit reserves and are held in addition to the account value liability representing policyholder funds.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
For most life insurance product contracts, including variable annuities, the Company estimates gross profits over 20 years as EGPs emerging subsequent to that time frame are immaterial. Future gross profits are projected over the estimated lives of the underlying contracts, based on future account value projections for variable annuity products. The projection of future account values requires the use of certain assumptions including: separate account returns; separate account fund mix; fees assessed against the contract holder’s account balance; full and partial surrender rates; interest credited; mortality; and annuitization rates. Changes in these assumptions and changes to other assumptions such as expenses and hedging costs cause EGPs to fluctuate, which impacts earnings.
In the third quarter of 2022, the Company completed a comprehensive policyholder behavior assumption study which resulted in a non-market related after-tax charge and incorporated the results of that study into its projection of future gross profits. Additionally, throughout the year, the Company evaluates various aspects of policyholder behavior and will revise its policyholder behavior assumptions if credible emerging data indicates that changes are warranted. Upon completion of an annual assumption study or evaluation of credible new information, the Company will revise its assumptions to reflect its current best estimate. These assumption revisions will change the projected account values and the related EGPs in the VOBA models, as well as EGPs used in the death and other insurance benefit reserving models.
All assumption changes that affect the estimate of future EGPs including the update of current account values and policyholder behavior assumptions are considered an Unlock in the period of revision. An Unlock adjusts the VOBA, death and other insurance benefit reserve balances on the Consolidated Balance Sheets with an offsetting benefit or charge on the Consolidated Statements of Operations in the period of the revision. An Unlock revises EGPs to reflect the Company's current best estimate assumptions. The Company also tests the aggregate recoverability of VOBA by comparing the existing balance to the present value of future EGPs. An Unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations of product profitability being favorable compared to previous estimates. An Unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations of product profitability being unfavorable compared to previous estimates.
Policyholders or their beneficiaries may make modifications to existing contracts. If the new modification results in a substantially changed replacement contract, the existing VOBA is written off through income. If the modified contract is not substantially changed, the existing VOBA continues to be amortized and incremental costs are expensed in the period incurred.
Income Taxes
The Company recognizes taxes payable or refundable for the current year and deferred taxes for the tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. A deferred tax provision is recorded for the tax effects of differences between the Company's current taxable income and its income before tax under U.S. GAAP in the Consolidated Statements of Operations. For deferred tax assets, the Company records a valuation allowance that is adequate to reduce the total deferred tax asset to an amount that will more likely than not be realized.
Separate Accounts
The Company records the variable account value portion of variable annuities, variable life insurance products and individual, institutional, and governmental investment contracts within separate accounts. Separate account assets are reported at fair value and separate account liabilities are reported at amounts consistent with separate account assets. Investment income and gains and losses from those separate account assets accrue directly to the policyholder, who assumes the related investment risk, and are offset by the change in the related liability. The Company earns fee income for investment management, certain administrative services and mortality and expense risks.
Reserve for Future Policy Benefits
Reserve for Future Policy Benefits on Universal Life-type Contracts
Certain contracts classified as universal life-type include death and other insurance benefit features. These features include guaranteed minimum death benefit ("GMDB") and the life-contingent portion of guaranteed minimum withdrawal benefit ("GMWB") riders offered with variable annuity contracts, including assumed variable annuity contracts, secondary guarantee benefits offered with universal life insurance contracts, as well as GLWB riders and guaranteed annuitization benefits offered by assumed variable annuity and FIA contracts. GMDB riders on variable annuities provide a death benefit during the accumulation phase that is generally equal to the greater of (a) the contract value at death or (b) premium payments less any prior withdrawals and may include adjustments that increase the benefit, such as for maximum anniversary value ("MAV"). For the Company's products with life-contingent GMWB riders, the withdrawal benefit can exceed the guaranteed remaining balance ("GRB"), which is generally equal to premiums less withdrawals. In addition to recording an account value liability that represents policyholder funds, the Company records a death and other insurance benefit liability for

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
GMDBs, the life-contingent portion of GMWBs and the universal life insurance secondary guarantees. Universal life insurance secondary guarantee benefits ensure that the policy will not terminate, and will continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges. GLWBs on FIA contracts allow guaranteed lifetime withdrawals even if account value is otherwise insufficient. Certain FIA contracts contain a second notional account value which provides additional annuitization benefits. This death and other insurance benefit liability is reported in reserve for future policy benefits on the Company’s Consolidated Balance Sheets. Changes in the death and other insurance benefit reserves are recorded in benefits and losses in the Company’s Consolidated Statements of Operations.
The death and other insurance benefit liability is determined by estimating the expected present value of the benefits in excess of the policyholder’s expected account value in proportion to the present value of total expected assessments and investment margin. Total expected assessments are the aggregate of all contract charges, including those for administration, mortality, expense, and surrender. The liability is accrued as actual assessments are earned. The expected present value of benefits and assessments are generally derived from a set of stochastic scenarios that have been calibrated to assumed market rates of return and assumptions including volatility, discount rates, lapse rates and mortality experience. Consistent with the Company’s policy on the Unlock, the Company regularly evaluates estimates used and adjusts the liability, with a related charge or credit to benefits and losses. For further information on the Unlock, see the Value of Business Acquired accounting policy section within this footnote.
The Company reinsures a majority of its FIA, a portion of its in-force GMDB and GMWB risks, and all of its universal life insurance secondary guarantees.
Reserve for Future Policy Benefits on Traditional Annuity and Other Contracts
Traditional annuities recorded within the reserve for future policy benefits primarily include life-contingent contracts in the payout phase such as structured settlements and terminal funding agreements. Other contracts within the reserve for policyholder benefits include whole life and guaranteed term life insurance contracts. The reserve for future policy benefits is calculated using standard actuarial methods considering the present value of future benefits and related expenses to be paid less the present value of the portion of future premiums required using assumptions “locked in” at the time the policies were issued, including discount rate, withdrawal, mortality and expense assumptions deemed appropriate at the issue date. Future policy benefits are computed at amounts that, with additions from any estimated premiums to be received and with interest on such reserves compounded annually at assumed rates, are expected to be sufficient to meet the Company’s policy obligations at their maturities or in the event of an insured’s death. While assumptions are locked in upon issuance of new contracts and annuitizations of existing contracts, significant changes in experience or assumptions may require the Company to establish premium deficiency reserves. Premium deficiency reserves, if any, are established based on current assumptions without considering a provision for adverse deviation. Changes in or deviations from the assumptions used can significantly affect the Company’s reserve levels and results from operations.
The Company uses reinsurance for a portion of its fixed and payout annuity businesses and its life insurance business.
Other Policyholder Funds and Benefits Payable
Other policyholder funds and benefits payable primarily include the non-variable account values associated with variable annuities, including account values for assumed variable annuities, assumed FIA and other universal life-type contracts, investment contracts, assumed FIAs and the non-life contingent portion of variable annuity GMWBs that are accounted for as embedded derivatives at fair value as well as other policyholder account balances associated with our life insurance businesses and assumed reinsurance. Investment contracts are non-life contingent and include institutional and governmental deposits, structured settlements and fixed annuities. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals, payments and assessments through the financial statement date. For discussion of the fair value of GMWBs and assumed FIAs that represent embedded derivatives, refer to Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements
The Company carries certain financial assets and liabilities at estimated fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants. Our fair value framework includes a hierarchy that gives the highest priority to the use of quoted prices in active markets, followed by the use of market observable inputs, followed by the use of unobservable inputs. The fair value hierarchy levels are as follows:
Level 1    Fair values based primarily on unadjusted quoted prices for identical assets or liabilities, in active markets that the Company has the ability to access at the measurement date.
Level 2    Fair values primarily based on observable inputs, other than quoted prices included in Level 1, or based on prices for similar assets and liabilities.
Level 3    Fair values derived when one or more of the significant inputs are unobservable (including assumptions about risk). With little or no observable market, the determination of fair values uses considerable judgment and represents the Company’s best estimate of an amount that could be realized in a market exchange for the asset or liability. Also included are securities that are traded within illiquid markets and/or priced by independent brokers.
The Company will classify the financial asset or liability by level based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable inputs (e.g., changes in interest rates) and unobservable inputs (e.g., changes in risk assumptions) are used to determine fair values that the Company has classified within Level 3.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2022 (Successor Company)
As Restated
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets Accounted for at Fair Value on a Recurring Basis
Fixed maturities, AFS
Asset backed securities ("ABS")	$254	$—	$213	$41
Collateralized loan obligations ("CLOs")	676	—	567	109
Commercial mortgage-backed securities ("CMBS")	1,514	—	1,237	277
Corporate	10,241	—	9,622	619
Foreign government/government agencies	315	—	311	4
Municipal	1,040	—	1,039	1
Residential mortgage-backed securities ("RMBS")	417	—	400	17
U.S. Treasuries	926	—	926	—
Total fixed maturities, AFS	15,383	—	14,315	1,068
Fixed maturities, FVO	331	—	25	306
Equity securities, at fair value	179	—	155	24
Limited partnerships and other alternative investments, FVO	58	—	—	58
Derivative assets
Foreign exchange derivatives	1	—	1	—
Macro hedge program	194	—	39	155
Total derivative assets [1]	195	—	40	155
Short-term investments	1,489	742	610	137
Reinsurance recoverable for FIA options	49	—	—	49
Reinsurance recoverable for FIA embedded derivative	288	—	—	288
Reinsurance recoverable for GMWB	(131)	—	—	(131)
Modified coinsurance reinsurance contracts	129	—	129	—
Separate account assets [2]	86,122	52,642	33,139	53
Total assets accounted for at fair value on a recurring basis	$104,092	$53,384	$48,413	$2,007
(Liabilities) Accounted for at Fair Value on a Recurring Basis
Other policyholder funds and benefits payable
FIA embedded derivative	$(385)	$—	$—	$(385)
GMWB embedded derivative	131	—	—	131
Total other policyholder funds and benefits payable	(254)	—	—	(254)
Derivative liabilities
Credit derivatives	4	—	4	—
Foreign exchange derivatives	14	—	14	—
Interest rate derivatives	(1)	—	(1)	—
Macro hedge program	17	—	24	(7)
Total derivative liabilities [3]	34	—	41	(7)
Funds withheld on modified coinsurance reinsurance contracts	560	—	597	(37)
Total (liabilities) accounted for at fair value on a recurring basis	$340	$—	$638	$(298)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2021 (Successor Company)
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets Accounted for at Fair Value on a Recurring Basis
Fixed maturities, AFS
ABS	$258	$—	$258	$—
CLOs	944	—	785	159
CMBS	2,335	—	2,059	276
Corporate	13,357	39	12,653	665
Foreign government/government agencies	362	—	362	—
Municipal	1,456	—	1,455	1
RMBS	811	—	737	74
U.S. Treasuries	1,448	127	1,321	—
Total fixed maturities, AFS	20,971	166	19,630	1,175
Equity securities, at fair value	203	11	171	21
Derivative assets
Credit derivatives	2	—	2	—
Foreign exchange derivatives	7	—	7	—
Interest rate derivatives	18	—	15	3
Macro hedge program	16	—	(11)	27
Total derivative assets [1]	43	—	13	30
Short-term investments	1,254	744	435	75
Reinsurance recoverable for GMWB	(8)	—	—	(8)
Separate account assets [2]	110,021	69,089	40,449	79
Total assets accounted for at fair value on a recurring basis	$132,484	$70,010	$60,698	$1,372
(Liabilities) Accounted for at Fair Value on a Recurring Basis
Other policyholder funds and benefits payable
FIA embedded derivative	$(655)	$—	$—	$(655)
GMWB embedded derivative	80	$—	$—	$80
Total other policyholder funds and benefits payable	(575)	—	—	(575)
Derivative liabilities
Foreign exchange derivatives	2	—	2	—
Interest rate derivatives	(25)	—	(22)	(3)
Macro hedge program	(229)	—	(14)	(215)
Total derivative liabilities [3]	(252)	—	(34)	(218)
Funds withheld on modified coinsurance reinsurance contracts	15	—	15	—
Total (liabilities) accounted for at fair value on a recurring basis	$(812)	$—	$(19)	$(793)
[1]    Includes derivative instruments in a net positive fair value position (derivative asset) after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements and applicable law. See footnote 3 to this table for derivative liabilities.
[2]    Approximately $1.1 billion and $1.6 billion of investment sales receivables, as of December 31, 2022 and 2021 (Successor Company), respectively, are excluded from this disclosure requirement because they are trade receivables in the ordinary course of business where the carrying amount approximates fair value. Included in the total fair value amount are $289 and $404 of investments, as of December 31, 2022 and 2021 (Successor Company), respectively, for which the fair value is estimated using the net asset value per unit as a practical expedient which are excluded from the disclosure requirement to classify amounts in the fair value hierarchy.
[3]    Includes derivative instruments in a net negative fair value position (derivative liability) after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements and applicable law.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
Fixed Maturities, Equity Securities, Limited Partnerships and Other Alternative Investments for Which the Company has Elected the FVO, Short-term Investments, and Freestanding Derivatives, Including the Underlying Investments Within the Funds Withheld Liability
Valuation Techniques
The Company generally determines fair values using valuation techniques that use prices, rates, and other relevant information evident from market transactions involving identical or similar instruments. Valuation techniques also include, where appropriate, estimates of future cash flows that are converted into a single discounted amount using current market expectations. The Company uses a "waterfall" approach comprised of the following pricing sources and techniques, which are listed in priority order:
•Quoted prices, unadjusted, for identical assets or liabilities in active markets, which are classified as Level 1.
•Prices from third-party pricing services, which primarily utilize a combination of techniques. These services utilize recently reported trades of identical, similar, or benchmark securities making adjustments for market observable inputs available through the reporting date. If there are no recently reported trades, they may use a discounted cash flow technique to develop a price using expected cash flows based upon the anticipated future performance of the underlying collateral discounted at an estimated market rate. Both techniques develop prices that consider the time value of future cash flows and provide a margin for risk, including liquidity and credit risk. Most prices provided by third-party pricing services are classified as Level 2 because the inputs used in pricing the securities are observable. However, some securities that are less liquid or trade less actively are classified as Level 3. Additionally, certain long-dated securities, such as municipal securities and bank loans, include benchmark interest rate or credit spread assumptions that are not observable in the marketplace and are thus classified as Level 3.
•Internal matrix pricing is a valuation process internally developed for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. Internal pricing matrices determine credit spreads that, when combined with risk-free rates, are applied to contractual cash flows to develop a price. The Company develops credit spreads using market based data for public securities adjusted for credit spread differentials between public and private securities, which are obtained from a survey of multiple private placement brokers. The market-based reference credit spread considers the issuer’s sector, financial strength, and term to maturity, using an independent public security index, while the credit spread differential considers the non-public nature of the security. Securities priced using internal matrix pricing are classified as Level 2 because the significant inputs are observable or can be corroborated with observable data.
•Independent broker quotes, which are typically non-binding use inputs that can be difficult to corroborate with observable market based data. Brokers may use present value techniques using assumptions specific to the security types, or they may use recent transactions of similar securities. Due to the lack of transparency in the process that brokers use to develop prices, valuations that are based on independent broker quotes are classified as Level 3.
The fair value of freestanding derivative instruments is determined primarily using a discounted cash flow model or option model technique and incorporates counterparty credit risk. In some cases, quoted market prices for exchange-traded and OTC cleared derivatives may be used and in other cases independent broker quotes may be used. The pricing valuation models primarily use inputs that are observable in the market or can be corroborated by observable market data. The valuation of certain derivatives may include significant inputs that are unobservable, such as volatility levels, and reflect the Company’s view of what other market participants would use when pricing such instruments. Unobservable market data is used in the valuation of customized derivatives that are used to hedge certain GMWB variable annuity riders. See the section “GMWB and FIA Embedded, Customized, and Reinsurance Derivatives” below for further discussion of the valuation model used to value these customized derivatives.
Valuation Inputs
Quoted prices for identical assets in active markets are considered Level 1 and consist of on-the-run U.S. Treasuries, money market funds, exchange-traded equity securities, open-ended mutual funds, certain short-term investments, and exchange traded futures and option contracts.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Valuation Inputs Used in Levels 2 and 3 Measurements for Securities and Freestanding Derivatives
Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs
Fixed Maturity Investments
Structured securities (includes ABS, CLOs, CMBS and RMBS)
• Benchmark yields and spreads
• Monthly payment information
• Collateral performance, which varies by vintage year and includes delinquency rates, loss severity rates and refinancing assumptions
• Credit default swap indices

Other inputs for ABS, CLOs, and RMBS:
• Estimate of future principal prepayments, derived from the characteristics of the underlying structure
• Prepayment speeds previously experienced at the interest rate levels projected for the collateral	• Independent broker quotes
• Credit spreads beyond observable curve
• Interest rates beyond observable curve

Other inputs for less liquid securities or those that trade less actively, including subprime RMBS:
• Estimated cash flows
• Credit spreads, which include illiquidity premium
• Constant prepayment rates
• Constant default rates
• Loss severity
Corporate
• Benchmark yields and spreads
• Reported trades, bids, offers of the same or similar securities
• Issuer spreads and credit default swap curves

Other inputs for investment grade privately placed securities that utilize internal matrix pricing:
• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature	• Independent broker quotes
• Credit spreads beyond observable curve
• Interest rates beyond observable curve

Other inputs for below investment grade privately placed securities and private bank loans:
• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature
U.S Treasuries, Municipals, and Foreign government/government agencies
• Benchmark yields and spreads
• Issuer credit default swap curves
• Political events in emerging market economies
• Municipal Securities Rulemaking Board reported trades and material event notices
• Issuer financial statements	• Credit spreads beyond observable curve • Interest rates beyond observable curve
Equity Securities
• Quoted prices in markets that are not active	• For privately traded equity securities, internal discounted cash flow models utilizing earnings multiples or other cash flow assumptions that are not observable
Limited Partnerships and Other Alternative Investments, FVO
Not applicable	• Prices of privately traded securities • Characteristics of privately traded securities, including yield, duration and spread duration
Short-term Investments
• Benchmark yields and spreads • Reported trades, bids, offers • Issuer spreads and credit default swap curves • Material event notices and new issue money market rates	• Independent broker quotes
Derivatives
Credit derivatives
• Swap yield curve • Credit default swap curves	Not applicable
Foreign exchange derivatives
• Swap yield curve • Currency spot and forward rates • Cross currency basis curves	Not applicable
Interest rate derivatives
• Swap yield curve	• Independent broker quotes • Interest rate volatility • Swap curve beyond 30 years

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Significant Unobservable Inputs for Level 3 - Securities
As of December 31, 2022 (Successor Company)
Assets Accounted for at Fair Value on a Recurring Basis	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
CLOs [4]	$109	Discounted cash flows	Spread	55bps	337bps	325bps	Decrease
CMBS	277	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	419bps	1,001bps	534bps	Decrease
Corporate [4]	901	Discounted cash flows	Spread	71bps	719bps	309bps	Decrease
RMBS [3]	13	Discounted cash flows	Spread [6]	62bps	227bps	138bps	Decrease
			Constant prepayment rate [6]	2%	10%	6%	Decrease [5]
			Constant default rate [6]	1%	4%	2%	Decrease
			Loss severity [6]	10%	65%	25%	Decrease
As of December 31, 2021 (Successor Company)
Assets Accounted for at Fair Value on a Recurring Basis	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
CLOs	$159	Discounted cash flows	Spread	234bps	258bps	257bps	Decrease
CMBS	276	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	203bps	637bps	303bps	Decrease
Corporate [4]	623	Discounted cash flows	Spread	125bps	1,227bps	278bps	Decrease
RMBS [3]	65	Discounted cash flows	Spread [6]	39bps	229bps	90bps	Decrease
			Constant prepayment rate [6]	4%	16%	8%	Decrease [5]
			Constant default rate [6]	1%	4%	3%	Decrease
			Loss severity [6]	—%	100%	64%	Decrease
[1]    The weighted average is determined based on the fair value of the securities.
[2]    Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.
[3]    Excludes securities for which the Company bases fair value on broker quotations.
[4]    Excludes securities for which the Company bases fair value on broker quotations; however, included are broker-priced lower-rated private placement securities for which the Company receives spread and yield information to corroborate the fair value. Amounts for December 31, 2022 include $306 of fixed maturities, FVO.
[5]    Decrease for above market rate coupons and increase for below market rate coupons.
[6]    Generally, a change in the assumption used for the constant default rate would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumption used for constant prepayment rate and would have resulted in wider spreads.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
The tables below exclude certain securities for which fair values are predominately based on independent broker quotes.

Significant Unobservable Inputs for Level 3 - Freestanding Derivatives
As of December 31, 2022 (Successor Company)
	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
Macro hedge program [3]
Equity options	$65	Option model	Equity volatility	18%	64%	26%	Increase
Interest rate swaption	97	Option model	Interest rate volatility	1%	1%	1%	Increase
As of December 31, 2021 (Successor Company)
	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
Interest rate derivatives
Interest rate swaps	$3	Discounted cash flows	Swap curve beyond 30 years	2%	2%	2%	Decrease
Interest rate swaptions	(3)	Option Model	Interest rate volatility	1%	1%	1%	Increase
Macro hedge program [3]
Equity options	(195)	Option model	Equity volatility	17%	63%	28%	Increase
Interest rate swaption	7	Option model	Interest rate volatility	1%	1%	1%	Increase
[1]    The weighted average is determined based on the fair value of the securities.
[2]    Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.
[3]    Excludes derivatives for which the Company bases fair value on broker quotations.
GMWB and FIA Embedded, Customized and Reinsurance Derivatives

GMWB Embedded Derivatives	The Company formerly offered certain variable annuity products with GMWB riders that provide the policyholder with a GRB which is generally equal to premiums less withdrawals. If the policyholder’s account value is reduced to a specified level through a combination of market declines and withdrawals but the GRB still has value, the Company is obligated to continue to make annuity payments to the policyholder until the GRB is exhausted. When payments of the GRB are not life-contingent, the GMWB represents an embedded derivative carried at fair value reported in other policyholder funds and benefits payable on the Consolidated Balance Sheets with changes in fair value reported in net realized capital gains (losses).
FIA Embedded Derivative	The Company assumed through reinsurance FIA contracts that provide the policyholder with benefits that depend on the performance of market indices. Benefits in excess of contract guarantees represent an embedded derivative carried at fair value and reported in other policyholder funds and benefits payable on the Consolidated Balance Sheets with changes in fair value reported in net realized capital gains (losses).
Freestanding Customized Derivatives	The Company previously held freestanding customized derivative contracts to provide protection from certain capital markets risks for the remaining term of specified blocks of GMWB riders written on a direct basis. These customized derivatives are based on policyholder behavior assumptions specified at the inception of the derivative contracts. The Company retained the risk for differences between assumed and actual policyholder behavior and between the performance of the actively managed funds underlying the separate accounts and their respective indices. These derivatives were reported on the Consolidated Balance Sheets within other investments or other liabilities, as appropriate, after considering the impact of master netting agreements.
GMWB Reinsurance Derivative	The Company has reinsurance arrangements with affiliated and unaffiliated reinsurers in place to transfer a portion of its risk of loss due to GMWB. Certain of these arrangements are recognized as derivatives carried at fair value and reported in reinsurance recoverables on the Consolidated Balance Sheets. Changes in the fair value of the reinsurance agreements are reported in net realized capital gains (losses).
Valuation Techniques
Fair values for FIA and GMWB embedded derivatives, freestanding customized derivatives and reinsurance derivatives are classified as Level 3 in the fair value hierarchy and are calculated using internally developed models that utilize significant unobservable inputs because active, observable markets do not exist for these items. In valuing the GMWB embedded

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
derivative, the Company attributes to the derivative a portion of the expected fees to be collected over the expected life of the contract from the contract holder equal to the present value of future GMWB claims. The excess of fees collected from the contract holder in the current period over the portion of fees attributed to the embedded derivative in the current period are associated with the host variable annuity contract and reported in fee income.
Valuation Inputs
The fair value for each of the non-life contingent GMWBs, FIA embedded derivative, the freestanding customized derivatives and the GMWB reinsurance derivative is calculated as an aggregation of the following components: Best Estimate Benefits; Credit Standing Adjustment; and Margins. The Company believes the aggregation of these components results in an amount that a market participant in an active liquid market would require, if such a market existed, to assume the risks associated with the guaranteed minimum benefits and the related reinsurance and customized derivatives. Each component described in the following discussion is unobservable in the marketplace and requires subjectivity by the Company in determining its value.
Best Estimate Benefits
The Best Estimate Benefits are calculated based on actuarial and capital market assumptions related to projected cash flows, including the present value of benefits and related contract charges, over the lives of the contracts, incorporating unobservable inputs including expectations concerning policyholder behavior.
Credit Standing Adjustment
The credit standing adjustment is an estimate of the adjustment to the fair value that market participants would require in determining fair value to reflect the risk that GMWB benefit obligations or the GMWB reinsurance recoverables will not be fulfilled. The Company incorporates a blend of estimates of peer company and reinsurer bond spreads and credit default spreads from capital markets, adjusted for market recoverability.
Margins
The behavior risk margin adds a margin that market participants would require, in determining fair value, for the risk that the Company’s assumptions about policyholder behavior could differ from actual experience. The behavior risk margin is calculated by taking the difference between adverse policyholder behavior assumptions and best estimate assumptions.

Valuation Inputs Used in Levels 2 and 3 Measurements for GMWB and FIA Embedded, Customized and Reinsurance Derivatives
Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs

• Risk-free rates as represented by the Eurodollar futures, LIBOR deposits and swap rates to derive forward curve rates
• Correlations of 10 years of observed historical returns across underlying well-known market indices
• Correlations of historical index returns compared to separate account fund returns
• Equity index levels
• Market implied equity volatility assumptions
• Credit standing adjustment assumptions
• Option budgets

Assumptions about policyholder behavior, including:
• Withdrawal utilization
• Withdrawal rates
• Lapse rates
• Reset elections

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Significant Unobservable Inputs for Level 3 GMWB Embedded, Customized and Reinsurance Derivatives
As of December 31, 2022 (Successor Company)
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Weighted Average	Impact of Increase in Input on Fair Value Liability [1]
Withdrawal utilization [2]	—%	100%	62%	Increase
Withdrawal rates [3]	4%	8%	6%	Increase
Lapse rates [4]	—%	40%	3%	Decrease [8]
Reset elections [5]	—%	99%	10%	Decrease [8]
Equity volatility [6]	18%	28%	23%	Increase
Credit standing adjustment [7]	0.1%	0.3%	0.3%	Decrease
As of December 31, 2021 (Successor Company)
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Weighted Average	Impact of Increase in Input on Fair Value Liability [1]
Withdrawal utilization [2]	—%	100%	62%	Increase
Withdrawal rates [3]	4%	8%	6%	Increase
Lapse rates [4]	—%	48%	5%	Decrease [8]
Reset elections [5]	—%	99%	8%	Decrease [8]
Equity volatility [6]	11%	25%	21%	Increase
Credit standing adjustment [7]	—%	0.2%	0.1%	Decrease
Significant Unobservable Inputs for Level 3 FIA Embedded Derivative
As of December 31, 2022 (Successor Company)
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Weighted Average	Impact of Increase in Input on Fair Value Liability [1]
Withdrawal rates [3]	—%	15.9%	1.7%	Decrease
Lapse rates [4]	1.0%	25.0%	6.5%	Decrease
Option budgets [9]	0.5%	3.8%	1.6%	Increase
Credit standing adjustment [7]	—%	0.2%	0.1%	Decrease
As of December 31, 2021 (Successor Company)
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Weighted Average	Impact of Increase in Input on Fair Value Liability [1]
Withdrawal rates [3]	—%	16%	2%	Decrease
Lapse rates [4]	1%	34%	6%	Decrease
Option budgets [9]	1%	4%	2%	Increase
Credit standing adjustment [7]	—%	0.1%	0.1%	Decrease
[1]    Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.
[2]    Range represents assumed percentages of policyholders taking withdrawals.
[3]    Range represents assumed annual percentage of allowable amount withdrawn.
[4]    Range represents assumed annual percentages of policyholders electing a full surrender.
[5]    Range represents assumed annual percentages of eligible policyholders electing to reset their guaranteed benefit base.
[6]    Range represents implied market volatilities for equity indices based on multiple pricing sources.
[7]    Range represents Company credit spreads, adjusted for market recoverability.
[8]    The impact may be an increase for some contracts, particularly those with out of the money guarantees.
[9]    Range represents assumed annual budget for index options.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
Separate Account Assets
Separate account assets are primarily invested in mutual funds. Other separate account assets include fixed maturities, limited partnerships, equity securities, short-term investments and derivatives that are valued in the same manner, and using the same pricing sources and inputs, as those investments held by the Company. For limited partnerships in which fair value represents the separate account’s share of the NAV, 53% and 40% were subject to significant liquidation restrictions as of December 31, 2022 and 2021 (Successor Company), respectively. Total limited partnerships that do not allow any form of redemption were 0% as of December 31, 2022 (Successor Company) and 2021 (Successor Company), respectively. Separate account assets classified as Level 3 primarily include long-dated bank loans, subprime RMBS and commercial mortgage loans.
Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs
The Company uses derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified within the same fair value hierarchy level as the associated asset or liability. Therefore, the realized and unrealized gains and losses on derivatives reported in the Level 3 rollforwards may be offset by realized and unrealized gains and losses of the associated assets and liabilities in other line items of the financial statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
The following tables present a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2022 (Successor Company), for which the Company used significant unobservable inputs (Level 3):

Fair Value Rollforwards for Financial Instruments Classified as Level 3
		Total Realized/Unrealized Gains (Losses)
	Fair Value as of December 31, 2021	Included in Net Income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair Value as of December 31, 2022
Assets
Fixed maturities, AFS
ABS	$—	$—	$(2)	$52	$(6)	$—	$—	$(3)	$41
CLOs	159	—	(1)	80	(54)	—	—	(75)	109
CMBS	276	—	(26)	68	(34)	—	—	(7)	277
Corporate	665	(2)	(43)	132	(137)	(10)	20	(6)	619
Foreign govt./govt. agencies	—	—	(1)	5	—	—	—	—	4
Municipal	1	—	—	—	—	—	—	—	1
RMBS	74	—	(1)	22	(26)	(19)	—	(33)	17
Total fixed maturities, AFS	1,175	(2)	(74)	359	(257)	(29)	20	(124)	1,068
Fixed Maturities, FVO	—	(21)	—	327	—	—	—	—	306
Equity securities, at fair value	21	6	—	8	(11)	—	—	—	24
LPs and other alternative investments, FVO	—	16	—	42	—	—	—	—	58
Freestanding derivatives
Interest rate	—	22	—	—	(22)	—	—	—	—
Macro hedge program	(188)	74	—	351	(89)	—	—	—	148
Total freestanding derivatives [5]	(188)	96	—	351	(111)	—	—	—	148
Short-term investments	75	—	—	192	(80)	—	—	(50)	137
Reinsurance recoverable for FIA options	—	(22)	—	123	(52)	—	—	—	49
Reinsurance recoverable for FIA embedded derivative	—	—	—	288	—	—	—	—	288
Reinsurance recoverable for GMWB	(8)	(14)	—	—	(109)	—	—	—	(131)
Separate accounts	79	(2)	—	99	—	(23)	—	(100)	53
Total assets	$1,154	$57	$(74)	$1,789	$(620)	$(52)	$20	$(274)	$2,000
(Liabilities)
Other policyholder funds and benefits payable
FIA embedded derivative	$(655)	$256	$—	$(13)	$27	$—	$—	$—	$(385)
GMWB embedded derivative	80	88	—	—	(37)	—	—	—	131
Total other policyholder funds and benefits payable	(575)	344	—	(13)	(10)	—	—	—	(254)
Funds withheld on modified coinsurance reinsurance contracts	—	—	—	(37)	—	—	—	—	(37)
Total liabilities	$(575)	$344	$—	$(50)	$(10)	$—	$—	$—	$(291)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the period of July 1, 2021 to December 31, 2021 (Successor Company), for which the Company used significant unobservable inputs (Level 3):

Fair Value Rollforwards for Financial Instruments Classified as Level 3
		Total Realized/Unrealized Gains (Losses)
	Fair Value as of July 1, 2021	Included in Net Income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair Value as of December 31, 2021
Assets
Fixed maturities, AFS
ABS	$8	$—	$—	$—	$—	$—	$—	$(8)	$—
CLOs	248	—	—	34	(64)	—	—	(59)	159
CMBS	143	—	(2)	136	(1)	—	—	—	276
Corporate	460	3	(2)	245	(30)	(11)	—	—	665
Municipal	—	—	—	—	—	—	1	—	1
RMBS	108	—	—	29	(29)	(19)	—	(15)	74
Total fixed maturities, AFS	967	3	(4)	444	(124)	(30)	1	(82)	1,175
Equity securities, at fair value	33	20	—	—	(32)	—	—	—	21
Freestanding derivatives
Interest rate	2	2	—	(4)	—	—	—	—	—
Total freestanding derivatives [5]	2	2	—	(4)	—	—	—	—	—
Reinsurance recoverable for GMWB	(6)	(8)	—	—	6	—	—	—	(8)
Short-term investments	14	—	—	88	(27)	—	—	—	75
Separate accounts	15	—	—	71	—	(5)	4	(6)	79
Total assets	$1,025	$17	$(4)	$599	$(177)	$(35)	$5	$(88)	$1,342
Liabilities
Freestanding derivatives
Macro hedge program	$(237)	$153	$—	$(1)	$(103)	$—	$—	$—	$(188)
Total freestanding derivatives [5]	(237)	153	—	(1)	(103)	—	—	—	(188)
Other policyholder funds and benefits payable
FIA embedded derivative	—	—	—	(655)	—	—	—	—	(655)
Guaranteed withdrawal benefits	77	29	—	—	(26)	—	—	—	80
Total other policyholder funds and benefits payable	77	29	—	(655)	(26)	—	—	—	(575)
Total liabilities	$(160)	$182	$—	$(656)	$(129)	$—	$—	$—	$(763)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the six months ended June 30, 2021 (Predecessor Company), for which the Company used significant unobservable inputs (Level 3):

Fair Value Rollforwards for Financial Instruments Classified as Level 3
		Total Realized/Unrealized Gains (Losses)
	Fair Value as of December 31, 2020	Included in Net Income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair Value as of June 30, 2021
Assets
Fixed maturities, AFS
ABS	$—	$—	$—	$10	$—	$—	$—	$(2)	$8
CLOs	259	—	—	50	(36)	—	—	(25)	248
CMBS	54	—	2	90	—	—	2	(5)	143
Corporate	328	—	(6)	132	(23)	(9)	53	(15)	460
RMBS	154	—	1	5	(34)	(15)	—	(3)	108
Total fixed maturities, AFS	795	—	(3)	287	(93)	(24)	55	(50)	967
Equity securities, at fair value	32	—	—	1	—	—	—	—	33
Freestanding derivatives
Interest rate	2	—	—	—	—	—	—	—	2
Total freestanding derivatives [5]	2	—	—	—	—	—	—	—	2
Reinsurance recoverable for GMWB	7	(19)	—	—	6	—	—	—	(6)
Short-term investments	22	—	—	2	(10)	—	—	—	14
Separate accounts	20	—	—	2	—	(4)	2	(5)	15
Total assets	$878	$(19)	$(3)	$292	$(97)	$(28)	$57	$(55)	$1,025
Liabilities
Freestanding derivatives
Macro hedge program	$(441)	$385	$—	$12	$(193)	$—	$—	$—	$(237)
Total freestanding derivatives [5]	(441)	385	—	12	(193)	—	—	—	(237)
Other policyholder funds and benefits payable
Guaranteed withdrawal benefits	21	82	—	—	(26)	—	—	—	77
Total other policyholder funds and benefits payable	21	82	—	—	(26)	—	—	—	77
Total liabilities	$(420)	$467	$—	$12	$(219)	$—	$—	$—	$(160)
[1]    The Company classifies realized and unrealized gains (losses) on FIA and GMWB reinsurance derivatives and GMWB embedded derivatives as unrealized gains (losses) for purposes of disclosure in this table because it is impracticable to track on a contract-by-contract basis the realized gains (losses) for these derivatives and embedded derivatives.
[2]    Amounts in these columns are generally reported in net realized capital gains (losses). The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization.
[3]    All amounts are before income taxes and amortization.
[4]    Transfers in and/or (out) of Level 3 are primarily attributable to the availability of market observable information and the re-evaluation of the observability of pricing inputs.
[5]    Derivative instruments are reported in this table on a net basis for asset (liability) positions and reported on the Consolidated Balance Sheets in other investments and other liabilities.
[6]    Includes both market and non-market impacts in deriving realized and unrealized gains (losses).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Changes in Unrealized Gains (Losses) Included in Net Income for Financial Instruments Classified as Level 3 Still Held at End of Period [1] [2]
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
Assets
Fixed maturities, AFS
Corporate	$(2)	$—	$—
Total fixed maturities, AFS	(2)	—	—
Fixed maturities, FVO	(21)	—	—
Equity securities, at fair value	—	—	—
Limited partnerships and other alternative investments, FVO	16	—	—
Freestanding derivatives
Interest rate	(3)	2	(40)
Macro hedge program	42	—	—
Total freestanding derivatives	39	2	(40)
Reinsurance recoverable for FIA options	(22)	—	—
Reinsurance recoverable for GMWB	(14)	(8)	(19)
Separate accounts	(2)	—	—
Total assets	(6)	(6)	(59)
(Liabilities)
Freestanding derivatives
Macro hedge program	—	(63)	(121)
Total freestanding derivatives	—	(63)	(121)
Other policyholder funds and benefits payable
FIA embedded derivative	256	—	—
GMWB embedded derivative	101	29	82
Total other policyholder funds and benefits payable	357	29	82
Total liabilities	$357	$(34)	$(39)
[1]    All amounts presented are reported in net realized capital gains (losses). The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization.
[2]    Amounts presented are for Level 3 only and therefore may not agree to other disclosures included herein.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Changes in Unrealized Gains (Losses) Included in OCI for Financial Instruments Classified as Level 3 Still Held at End of Period [1]
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
Assets
Fixed maturities, AFS
ABS	$(2)	$—	$—
CLOs	(1)	—	—
CMBS	(26)	(2)	3
Corporate	(43)	(2)	(4)
RMBS	(2)	—	1
Total fixed maturities, AFS	(74)	(4)	—
Total assets	$(74)	$(4)	$—
[1]    Changes in unrealized gains (losses) on fixed maturities, AFS are reported in changes in net unrealized gain on fixed maturities, AFS on the Consolidated Statements of Comprehensive Income (Loss).

Financial Assets and Liabilities Not Carried at Fair Value
	Fair Value Hierarchy Level	Successor Company
		As Restated
		Carrying Amount [1]	Fair Value	Carrying Amount [1]	Fair Value
		December 31, 2022		December 31, 2021
Assets
Policy loans	Level 3	$1,495	$1,495	$1,484	$1,484
Mortgage loans [1]	Level 3	$2,520	$2,232	$2,131	$2,138
Liabilities
Other policyholder funds and benefits payable [2]	Level 3	$4,834	$4,271	$5,137	$4,792
Funds withheld liability	Level 3	$11,045	$11,045	$6,379	$6,379
[1]    As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the carrying amount of mortgage loans was net of ACL of $15 and $12, respectively.
[2]    Excludes group accident and health and universal life insurance contracts, including Corporate Owned Life Insurance ("COLI").

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments

Net Investment Income
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
(Before tax)
Fixed maturities [1]	$620	$174	$243	$518
Equity securities	10	10	2	7
Mortgage loans	74	32	45	92
Policy loans	82	36	40	82
Limited partnerships and other alternative investments	168	259	216	130
Other [2]	(146)	1	1	13
Investment expense	(30)	(14)	(13)	(26)
Total net investment income	$778	$498	$534	$816
[1]    Includes net investment income on short-term investments and excludes amounts related to fixed maturities where the FVO was elected.
[2]    Includes income from derivatives that qualify for hedge accounting and hedge fixed maturities along with income on assets from the COLI block of business. Includes a portion of the change in funds withheld liability, due to the risk-free rate on the host contract on modified coinsurance.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Net Realized Capital Gains (Losses)
	Successor Company		Predecessor Company
	As Restated
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
(Before tax)
Gross gains on sales	$2	$14	$55	$166
Gross losses on sales	(532)	(20)	(8)	(32)
Net realized gains (losses) on sales of equity securities	5	19	—	—
Change in net unrealized gains (losses) on equity securities [1]	(24)	(2)	—	1
Net credit losses on fixed maturities, AFS	(1)	—	—	(1)
Change in ACL on mortgage loans	(3)	—	6	(8)
Intent-to-sell impairments	—	—	—	(6)
Change in fair value of fixed maturities, FVO	(21)
Change in fair value of LPs and other alternative investments, FVO	16
FIA embedded derivative	270
FIA hedging program	(247)
GMWB derivatives, net				82
Variable annuity macro hedge program	(1)	(67)	(243)	(414)
Transactional foreign currency revaluation	—	—	—	3
Non-qualifying foreign currency derivatives	7	5	(2)	(7)
Modified coinsurance reinsurance derivative contracts	809	15	22	(50)
Other, net [2]	(290)	16	(72)	192
Net realized capital losses	$(10)	$(20)	$(242)	$(74)
[1] The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities still held as of December 31, 2022, were $(24) for the year ended December 31, 2022 (Successor Company). The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities still held as of December 31, 2021, were $(3) for the period of July 1, 2021 to December 31, 2021 (Successor Company). The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities still held as of June 30, 2021 were $1 for the six months ended June 30, 2021 (Predecessor Company). The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities still held as of December 31, 2020 were $4 for year ended December 31, 2020 (Predecessor Company).
[2] Includes gains (losses) on non-qualifying derivatives, excluding foreign currency derivatives, of $(303) for the year ended December 31, 2022 (Successor Company), $22 for the period of July 1, 2021 to December 31, 2021 (Successor Company), $(76) for the six months ended June 30, 2021 (Predecessor Company) and $199 for the year ended December 31, 2020 (Predecessor Company).

Sales of AFS Securities
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020

Fixed maturities, AFS
Sale proceeds	$5,897	$2,372	$1,007	$1,789
Gross gains	2	14	55	165
Gross losses	(531)	(16)	(8)	(31)
Sales of fixed maturities, AFS in 2022 were primarily a result of strategic asset allocations, tactical changes to the portfolio driven by changing market conditions, and duration and liquidity management.
Accrued Interest Receivable on Fixed Maturities, AFS and Mortgage Loans

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company reported accrued interest receivable related to fixed maturities, AFS of $183 and $178, respectively, and accrued interest receivable related to mortgage loans of $8 and $6, respectively. These amounts are recorded in other assets on the Consolidated Balance Sheets and are not included in the carrying value of the fixed maturities or mortgage loans. The Company does not include the current accrued interest receivable balance when estimating the ACL. The Company has a policy to write-off accrued interest receivable balances that are more than 90 days past due. Write-offs of accrued interest receivable are recorded as a credit loss component of realized capital gains and losses.
Interest income on fixed maturities and mortgage loans is accrued unless it is past due over 90 days or management deems the interest uncollectible.
Recognition and Presentation of Intent-to-Sell Impairments and ACL on Fixed Maturities, AFS
The Company will record an "intent-to-sell impairment" as a reduction to the amortized cost of fixed maturities, AFS in an unrealized loss position if the Company intends to sell or it is more likely than not that the Company will be required to sell the fixed maturity before a recovery in value. A corresponding charge is recorded in net realized capital losses equal to the difference between the fair value on the impairment date and the amortized cost basis of the fixed maturity before recognizing the impairment.
For fixed maturities where a credit loss has been identified and no intent-to-sell impairment has been recorded, the Company will record an ACL for the portion of the unrealized loss related to the credit loss. Any remaining unrealized loss on a fixed maturity after recording an ACL is the non-credit amount and is recorded in OCI. The ACL is the excess of the amortized cost over the greater of the Company's best estimate of the present value of expected future cash flows or the security's fair value. Cash flows are discounted at the effective yield that is used to record interest income. The ACL cannot exceed the unrealized loss and, therefore, it may fluctuate with changes in the fair value of the fixed maturity if the fair value is greater than the Company's best estimate of the present value of expected future cash flows. The initial ACL and any subsequent changes are recorded in net realized capital gains and losses. The ACL is written off against the amortized cost in the period in which all or a portion of the related fixed maturity is determined to be uncollectible.
Developing the Company’s best estimate of expected future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions regarding the future performance. The Company's considerations include, but are not limited to (a) changes in the financial condition of the issuer and/or the underlying collateral, (b) whether the issuer is current on contractually obligated interest and principal payments, (c) credit ratings, (d) payment structure of the security and (e) the extent to which the fair value has been less than the amortized cost of the security.
For non-structured securities, assumptions include, but are not limited to, economic and industry-specific trends and fundamentals, instrument-specific developments including changes in credit ratings, industry earnings multiples and the issuer’s ability to restructure, access capital markets, and execute asset sales.
For structured securities, assumptions include, but are not limited to, various performance indicators such as historical and projected default and recovery rates, credit ratings, current and projected delinquency rates, loan-to-value ratios ("LTV"), average cumulative collateral loss rates that vary by vintage year, prepayment speeds, and property value declines. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value.

ACL on Fixed Maturities, AFS by Type for the Year Ended December 31, 2022 (Successor Company)
(Before tax)	Corporate	Total
Balance, beginning of period	$—	$—
Credit losses on fixed maturities where an allowance was not previously recorded	1	1
Write-offs charged against the allowance	(1)	(1)
Balance, end of period	$—	$—

ACL on Fixed Maturities, AFS by Type for the Period of July 1, 2021 to December 31, 2021 (Successor Company)
(Before tax)	Corporate	Total
Balance, beginning of period	$—	$—
Credit losses on fixed maturities where an allowance was not previously recorded	—	—
Balance, end of period	$—	$—

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

ACL on Fixed Maturities, AFS by Type for the Six Months Ended June 30, 2021 (Predecessor Company)
(Before tax)	Corporate	Total
Balance, beginning of period	$1	$1
Credit losses on fixed maturities where an allowance was not previously recorded	—	—
Balance, end of period	$1	$1
Fixed Maturities, AFS

Fixed Maturities, AFS by Type
	Successor Company
	December 31, 2022					December 31, 2021
	Amortized Cost	ACL	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Amortized Cost	ACL	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
ABS	$276	$—	$—	$(22)	$254	$260	$—	$—	$(2)	$258
CLOs	703	—	—	(27)	676	945	—	—	(1)	944
CMBS	1,724	—	1	(211)	1,514	2,345	—	4	(14)	2,335
Corporate	12,565	—	2	(2,326)	10,241	13,380	—	50	(73)	13,357
Foreign government/government agencies	377	—	—	(62)	315	365	—	1	(4)	362
Municipal bonds	1,309	—	—	(269)	1,040	1,452	—	10	(6)	1,456
RMBS	503	—	—	(86)	417	818	—	—	(7)	811
U.S. Treasuries	1,232	—	—	(306)	926	1,421	—	28	(1)	1,448
Total fixed maturities, AFS	$18,689	$—	$3	$(3,309)	$15,383	$20,986	$—	$93	$(108)	$20,971

Fixed Maturities, AFS by Contractual Maturity Year
	Successor Company
	December 31, 2022		December 31, 2021
Contractual Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value
One year or less	$445	$437	$341	$341
Over one year through five years	2,392	2,214	2,904	2,890
Over five years through ten years	4,438	3,732	5,248	5,241
Over ten years	8,209	6,140	8,125	8,151
Subtotal	15,484	12,523	16,618	16,623
Mortgage-backed, CLOs and ABS	3,205	2,860	4,368	4,348
Total fixed maturities, AFS	$18,689	$15,383	$20,986	$20,971
Estimated maturities may differ from contractual maturities due to call or prepayment provisions. Due to the potential for variability in payment speeds (i.e. prepayments or extensions), mortgage-backed and asset-backed securities are not categorized by contractual maturity.
Concentration of Credit Risk
The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk. The Company evaluated its investment exposure to any credit concentration risk of a single issuer greater than 10% of the Company's stockholder's equity. As of December 31, 2022 (Successor Company), we are providing the top 25 investment concentrations, other than the U.S. government and certain U.S. government agencies and commercial mortgage loans, due to the size of our investment portfolio in comparison to our stockholder's equity as of December 31, 2022. As of December 31, 2021 (Successor Company), the Company did not have any credit concentration risk of a single issuer greater than 10% of the Company's stockholder's equity.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Top 25 Investment Holdings by Issuer	Market Value
Pacific Investment Management LLC	$347
Madison Capital Funding	195
Harbourvest	131
Bank of America	121
Twin Brook Capital Partners	104
Oracle Corporation	95
Whitehorse Liquidity Partners	91
Mitsubishi UFJ Financial Group	90
Citigroup	88
Mizuho Financial Group	87
J.P. Morgan & Co.	85
International Business Machines Corporation	84
Boeing Company	82
Goldman Sachs Group, Inc.	75
Wells Fargo & Company	74
Sumitomo Mitsui Financial Group	73
UnitedHealth Group Inc.	70
Walt Disney Company	70
Strategic Partners VIII L.P.	69
T-Mobile US, Inc	69
Deutsche Telekom International Finance B.V.	66
Amgen Inc.	65
Gridiron Capital Fund III LP	65
ING Group	63
Strategic Partners Touchdown Holdings L.P.	$62
Unrealized Losses on Fixed Maturities, AFS

Unrealized Loss Aging for Fixed Maturities, AFS by Type and Length of Time as of December 31, 2022
Successor Company
	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
ABS	$96	$(5)	$162	$(17)	$258	$(22)
CLOs	644	(27)	11	—	655	(27)
CMBS	819	(102)	682	(109)	1,501	(211)
Corporate	6,659	(1,544)	3,412	(782)	10,071	(2,326)
Foreign government/government agencies	185	(41)	128	(21)	313	(62)
Municipal	859	(219)	180	(50)	1,039	(269)
RMBS	123	(20)	293	(66)	416	(86)
U.S. Treasuries	864	(293)	63	(13)	927	(306)
Total fixed maturities, AFS in an unrealized loss position	$10,249	$(2,251)	$4,931	$(1,058)	$15,180	$(3,309)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Unrealized Loss Aging for Fixed Maturities, AFS by Type and Length of Time as of December 31, 2021
Successor Company
	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
ABS	$252	$(2)	$—	$—	$252	$(2)
CLOs	751	(1)	—	—	751	(1)
CMBS	961	(14)	—	—	961	(14)
Corporate	5,788	(73)	—	—	5,788	(73)
Foreign government/government agencies	173	(4)	—	—	173	(4)
Municipal	337	(6)	—	—	337	(6)
RMBS	537	(7)	—	—	537	(7)
U.S. Treasuries	217	(1)	—	—	217	(1)
Total fixed maturities, AFS in an unrealized loss position	$9,016	$(108)	$—	$—	$9,016	$(108)
As of December 31, 2022 (Successor Company), fixed maturities, AFS in an unrealized loss position consisted of 4,426 instruments, and were primarily depressed due to higher interest rates and/or wider credit spreads since the purchase and/or application of pushdown accounting dates. As of December 31, 2022 (Successor Company), 57% of these fixed maturities were depressed less than 20% of cost or amortized cost. The increase in unrealized losses during 2022, was primarily attributable to higher interest rates and wider credit spreads.
Most of the fixed maturities depressed for twelve months or more relate to the corporate sector which were primarily depressed because current rates are higher and/or market spreads are wider than at the respective purchase and/or application of pushdown accounting dates. The Company neither has an intention to sell nor does it expect to be required to sell the fixed maturities outlined in the preceding discussion. The decision to record credit losses on fixed maturities, AFS in the form of an ACL requires us to make qualitative and quantitative estimates of expected future cash flows. Actual cash flows could deviate significantly from our expectations resulting in realized losses in future periods.
Mortgage Loans
ACL on Mortgage Loans
The Company reviews mortgage loans on a quarterly basis to estimate the ACL, with changes in the ACL recorded in net realized capital gains (losses). Apart from an ACL recorded on individual mortgage loans where the borrower is experiencing financial difficulties, the Company records an ACL on the pool of mortgage loans based on lifetime expected credit losses. The Company utilizes a third-party forecasting model to estimate lifetime expected credit losses at a loan level under multiple economic scenarios. The scenarios use macroeconomic data provided by an internationally recognized economics firm that generates forecasts of varying economic factors such as GDP growth, unemployment and interest rates. The economic scenarios are projected over 10 years. The first two years to four years of the 10-year period assume a specific modeled economic scenario (including moderate upside, moderate recession and severe recession scenarios) and then revert to historical long-term assumptions over the remaining period. Using these economic scenarios, the forecasting model projects property-specific operating income and capitalization rates used to estimate the value of a future operating income stream. The operating income and the property valuations derived from capitalization rates are compared to loan payment and principal amounts to create debt-service coverage ratios ("DSCRs") and LTVs over the forecast period. The Company's process also considers qualitative factors. The model overlays historical data about mortgage loan performance based on DSCRs and LTVs and projects the probability of default, amount of loss given a default and resulting expected loss through maturity for each loan under each economic scenario. Economic scenarios are probability-weighted based on a statistical analysis of the forecasted economic factors and qualitative analysis. The Company records the change in the ACL on mortgage loans based on the weighted-average expected credit losses across the selected economic scenarios.
When a borrower is experiencing financial difficulty, including when foreclosure is probable, the Company measures an ACL on individual mortgage loans. The ACL is established for any shortfall between the amortized cost of the loan and the fair value of the collateral less costs to sell. Estimates of collectibility from an individual borrower require the use of significant management judgment and include the probability and timing of borrower default and loss severity estimates. In addition, cash flow projections may change based upon new information about the borrower's ability to pay and/or the value of underlying collateral such as changes in projected property value estimates. As of December 31, 2022 (Successor Company) and December 31, 2021 (Successor Company), the Company did not have any mortgage loans for which an ACL

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
was established on an individual basis.
There were no mortgage loans held-for-sale as of December 31, 2022 (Successor Company) or 2021 (Successor Company). In addition, as of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company had no mortgage loans that have had extensions or restructurings other than what is allowable under the original terms of the contract.

ACL on Mortgage Loans
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020

Beginning balance	$12	$—	$17	$—
Cumulative effect of accounting changes [1]				9
Cumulative effect of pushdown accounting		12
Adjusted beginning balance ACL	12	12	17	9
Current period provision (release)	3	—	(6)	8
Ending balance	$15	$12	$11	$17
[1] Represents the establishment of an ACL due to the adoption of expected credit loss accounting guidance. Refer to Note 1 - Basis of Presentation and Significant Accounting Policies for additional information.
The increase in the allowance for the year ended December 31, 2022 (Successor Company) was primarily attributable to the deteriorating economic conditions and the potential impact on real estate property valuations and, to a lesser extent, net additions of new loans. The increase in the allowance for the period of July 1, 2021 to December 31, 2021 (Successor Company) was the result of pushdown accounting. The decrease in the allowance for the six months ended June 30, 2021 (Predecessor Company), is the result of improved economic scenarios, including improved GDP growth and unemployment, and higher property valuations as compared to the prior periods. During 2020 (Predecessor Company), the Company increased the estimate of the ACL in response to significant economic stress experienced as a result of the COVID-19 pandemic.
The weighted-average LTV ratio of the Company’s mortgage loan portfolio was 62% as of December 31, 2022 (Successor Company), while the weighted-average LTV ratio at origination of these loans was 53%. LTV ratios compare the loan amount to the value of the underlying property collateralizing the loan with property values based on appraisals updated no less than annually. Factors considered in estimating property values include, among other things, actual and expected property cash flows, geographic market data and the ratio of the property's net operating income to its value. DSCR compares a property’s net operating income to the borrower’s principal and interest payments and are updated no less than annually through reviews of underlying properties.

Mortgage Loans LTV & DSCR by Origination Year as of December 31, 2022 (Successor Company)
	2022		2021		2020		2019		2018		2017 & Prior		Total
Loan-to-Value	Amortized Cost	Avg. DSCR [2]	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost [1]	Avg. DSCR [2]
Greater than 80%	$54	—x	$—	—x	$—	—x	$—	—x	$—	—x	$41	2.09x	$95	2.09x
65% - 80%	10	2.02x	21	2.51x	14	2.79x	27	2.08x	116	1.28x	60	1.77x	248	1.71x
Less than 65%	461	2.47x	379	2.76x	166	2.65x	220	2.92x	181	2.14x	785	2.74x	2,192	2.67x
Total mortgage loans	$525	2.45x	$400	2.74x	$180	2.66x	$247	2.83x	$297	1.80x	$886	2.64x	$2,535	2.55x
[1]    As of December 31, 2022 (Successor Company), the amortized cost of mortgage loans excludes ACL of $15.
[2] Ratios exclude certain single family residential mortgage loans.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Mortgage Loans LTV & DSCR by Origination Year as of December 31, 2021 (Successor Company)
	2021		2020		2019		2018		2017		2016 & Prior		Total
Loan-to-Value	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost [1]	Avg. DSCR
65% - 80%	$7	2.37x	$18	2.62x	$25	1.55x	$43	1.00x	$41	1.94x	$37	1.23x	$171	1.60x
Less than 65%	378	2.68x	160	2.43x	234	2.89x	270	2.00x	235	2.27x	695	2.54x	1,972	2.50x
Total mortgage loans	$385	2.68x	$178	2.45x	$259	2.76x	$313	1.86x	$276	2.22x	$732	2.47x	$2,143	2.42x
[1] As of December 31, 2021 (Successor Company), the amortized cost of mortgage loans excludes ACL of $12.

Mortgage Loans by Region
	Successor Company
	December 31, 2022		December 31, 2021
	Amortized Cost [1]	Percent of Total	Amortized Cost [1]	Percent of Total
East North Central	$74	2.9%	$78	3.6%
East South Central	32	1.3%	20	0.9%
Middle Atlantic	194	7.7%	152	7.1%
Mountain	185	7.3%	142	6.6%
New England	82	3.2%	87	4.1%
Pacific	535	21.1%	559	26.1%
South Atlantic	694	27.4%	627	29.3%
West South Central	180	7.1%	184	8.6%
Other [2]	559	22.0%	294	13.7%
Total mortgage loans	$2,535	100%	$2,143	100%
[1]    As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the amortized cost of mortgage loans excludes ACL of $15 and $12, respectively.
[2]    Primarily represents loans collateralized by multiple properties in various regions.

Mortgage Loans by Property Type
	Successor Company
	December 31, 2022		December 31, 2021
	Amortized Cost [1]	Percent of Total	Amortized Cost [1]	Percent of Total
Commercial
Industrial	$787	31.0%	$711	33.2%
Multifamily	669	26.4%	590	27.5%
Office	383	15.1%	423	19.7%
Retail	443	17.5%	403	18.8%
Single Family	253	10.0%	16	0.8%
Total mortgage loans	$2,535	100%	$2,143	100%
[1]    As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the amortized cost of mortgage loans excludes ACL of $15 and $12, respectively.
Past-Due Mortgage Loans
Mortgage loans are considered past due if a payment of principal or interest is not received according to the contractual terms of the loan agreement, which typically includes a grace period. As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company held no mortgage loans considered past due.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
Purchased Financial Assets with Credit Deterioration
Purchased financial assets with credit deterioration ("PCD") are purchased financial assets with a “more-than-insignificant” amount of credit deterioration since origination. PCD assets are assessed only at initial acquisition date and for any investments identified, the Company records an allowance at acquisition with a corresponding increase to the amortized cost basis. As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company held no PCD fixed maturities, AFS or mortgage loans.
Variable Interest Entities
The Company is engaged with various special purpose entities and other entities that are deemed to be variable interest entities ("VIEs") primarily as an investor through normal investment activities.
A VIE is an entity that either has investors that lack certain essential characteristics of a controlling financial interest, such as simple majority kick-out rights, or lacks sufficient funds to finance its own activities without financial support provided by other entities. The Company performs ongoing qualitative assessments of its VIEs to determine whether the Company has a controlling financial interest in the VIE and therefore is the primary beneficiary. The Company is deemed to have a controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE. Based on the Company’s assessment, if it determines it is the primary beneficiary, the Company consolidates the VIE on the Company’s Consolidated Financial Statements. As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company did not hold any VIEs for which it was the primary beneficiary.
Non-Consolidated VIEs
The Company, through normal investment activities, makes passive investments in limited partnerships and other alternative investments. For these non-consolidated VIEs, the Company has determined it is not the primary beneficiary as it has no ability to direct activities that could significantly affect the economic performance of the investments. The Company’s maximum exposure to loss as of December 31, 2022 (Successor Company) and 2021 (Successor Company) is limited to the total carrying value of $1.3 billion and $1.1 billion, respectively, which are included in limited partnerships and other alternative investments on the Company's Consolidated Balance Sheets. As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company had outstanding commitments totaling $410 and $419, respectively, whereby the Company is committed to fund these investments and may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. These investments are generally of a passive nature in that the Company does not take an active role in management.
In addition, the Company makes passive investments in structured securities issued by VIEs for which the Company is not the manager. These investments are included in ABS, CLOs, CMBS, and RMBS and are reported in fixed maturities, AFS on the Company’s Consolidated Balance Sheets. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the principal amount of the structured securities issued by the VIEs, the Company’s inability to direct the activities that most significantly impact the economic performance of the VIEs, and, where applicable, the level of credit subordination which reduces the Company’s obligation to absorb losses or right to receive benefits. The Company’s maximum exposure to loss on these investments is limited to the amount of the Company’s investment.
Repurchase Agreements and Other Collateral Transactions
The Company enters into securities financing transactions as a way to earn additional income or manage liquidity, primarily through repurchase agreements.
Repurchase Agreements
From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. The maturity of these transactions is generally of ninety days or less. Repurchase agreements include master netting provisions that provide both parties the right to offset claims and apply securities held by them with respect to their obligations in the event of a default. Although the Company has the contractual right to offset claims, the Company's current positions do not meet the specific conditions for net presentation.
Under repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements require additional collateral to be transferred under specified conditions and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
program is typically invested in short-term investments or fixed maturities and is reported as an asset on the Company's Consolidated Balance Sheets. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in fixed maturities, AFS with the obligation to repurchase those securities recorded in other liabilities on the Company's Consolidated Balance Sheets.
From time to time, the Company enters into reverse repurchase agreements where the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. The maturity of these transactions is generally within one year. The agreements require additional collateral to be transferred to the Company under specified conditions and the Company has the right to sell or re-pledge the securities received. The Company accounts for reverse repurchase agreements as collateralized financing. The receivable for reverse repurchase agreements is included within short-term investments on the Company's Consolidated Balance Sheets.

Repurchase Agreements
	Successor Company
	December 31, 2022	December 31, 2021
	Fair Value	Fair Value
Repurchase agreements:
Gross amount of recognized liabilities for repurchase agreements	$564	$663
Gross amount of collateral pledged related to repurchase agreements [1]	$577	$679
Gross amount of recognized receivables for reverse repurchase agreements [2]	$7	$44
[1]    Collateral pledged is included within fixed maturities, AFS and short-term investments on the Company's Consolidated Balance Sheets.
[2]    Collateral received is included within short-term investments on the Company's Consolidated Balance Sheets.
Other Collateral Transactions
The Company is required by law to deposit securities with government agencies in certain states in which it conducts business. As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the fair value of securities on deposit was $20 and $26, respectively.
For disclosure of collateral in support of derivative transactions, refer to the Derivative Collateral Arrangements section of Note 4 - Derivatives of Notes to Consolidated Financial Statements.
Equity Method Investments
The majority of the Company's investments in limited partnerships and other alternative investments, including hedge funds, mortgage and real estate funds, and private equity and other funds (collectively, “limited partnerships”), are accounted for under the equity method of accounting. The Company recognized total equity method income of $168 for the year ended December 31, 2022 (Successor Company), $259 for the period of December 31, 2021 (Successor Company), $216 for the six months ended June 30, 2021 (Predecessor Company) and $130 for the year ended December 31, 2020 (Predecessor Company). Equity method income is reported in net investment income. The Company’s maximum exposure to loss as of December 31, 2022 (Successor Company) is limited to the total carrying value of $1.3 billion. In addition, the Company has outstanding commitments totaling approximately $410, to fund limited partnership and other alternative investments as of December 31, 2022 (Successor Company).
The Company’s investments in limited partnerships are generally of a passive nature in that the Company does not take an active role in the management of the limited partnerships. In 2022, aggregate investment income (losses) from limited partnerships and other alternative investments exceeded 10% of the Company’s pre-tax consolidated net income. Accordingly, the Company is disclosing aggregated summarized financial data for the Company’s limited partnership investments, including those investments that would have been accounted for under the equity method if the Company had not chosen to elect the FVO. This aggregated summarized financial data does not represent the Company’s proportionate share of limited partnership assets or earnings. Aggregate total assets of the limited partnerships in which the Company invested totaled $172.7 billion and $171.1 billion as of December 31, 2022 (Successor Company) and 2021 (Successor Company), respectively. Aggregate total liabilities of the limited partnerships in which the Company invested totaled $28.6 billion and $30.8 billion as of December 31, 2022 (Successor Company) and 2021 (Successor Company), respectively. Aggregate net investment income (loss) of the limited partnerships in which the Company invested totaled $1.9 billion, $2.0 billion and $1.0 billion for the years ended December 31, 2022 (Successor Company), December 31, 2021 (Successor Company) and 2020 (Predecessor Company), respectively. Aggregate net income excluding net investment income of the limited partnerships in which the Company invested totaled $4.7 billion (Successor Company), $31.4 billion, and $5.9 billion for the years ended December 31, 2022 (Successor Company), 2021 (Successor Company) and 2020 (Predecessor

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
Company), respectively. As of, and for the year ended, December 31, 2022 (Successor Company), the aggregated summarized financial data reflects the latest available financial information.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives
Derivative Instruments
The Company utilizes a variety of OTC, OTC-cleared and exchange traded derivative instruments as a part of its overall risk management strategy as well as to enter into replication transactions. Derivative instruments are used to manage risk associated with interest rate, equity market, credit spread, issuer default, price, and currency exchange rate risk or volatility. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company’s investment policies. The Company also may enter into and has previously issued financial instruments and products that either are accounted for as freestanding derivatives, such as certain reinsurance contracts, or as embedded derivative instruments, such as certain GMWB riders included with certain variable annuity products.
Strategies that Qualify for Hedge Accounting
Some of the Company's derivatives satisfy hedge accounting requirements as outlined in Note 1 - Basis of Presentation and Significant Accounting Policies of these financial statements. Typically, these hedging instruments include interest rate swaps and, to a lesser extent, foreign currency swaps where the terms or expected cash flows of the hedged item closely match the terms of the swap. The interest rate swaps are typically used to manage interest rate duration of certain fixed maturity securities or liability contracts. As a result of pushdown accounting, derivative instruments that previously qualified for hedge accounting were de-designated and recorded at fair value through adjustments to additional paid-in capital at the acquisition date. The hedge strategies by hedge accounting designation include:
Cash Flow Hedges
Interest rate swaps are predominantly used to manage portfolio duration and better match cash receipts from assets with cash disbursements required to fund liabilities. These derivatives primarily convert interest receipts on floating-rate fixed maturity securities to fixed rates. Foreign currency swaps are used to convert foreign currency-denominated cash flows related to certain investment receipts and liability payments to U.S. dollars in order to reduce cash flow fluctuations due to changes in currency rates.
Non-Qualifying Strategies
Derivative relationships that do not qualify for hedge accounting (“non-qualifying strategies”) primarily include the hedge program for the Company's variable annuity products as well as the hedging and replication strategies that utilize credit default swaps. In addition, hedges of interest rate, foreign currency and equity risk of certain fixed maturities, equities and liabilities do not qualify for hedge accounting.
The non-qualifying strategies include:
Interest Rate Swaps, Swaptions and Futures
The Company uses interest rate swaps, swaptions and futures to manage interest rate duration between assets and liabilities in certain investment portfolios. In addition, the Company enters into interest rate swaps to terminate existing swaps, thereby offsetting the changes in value of the original swap. As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the notional amount of interest rate swaps in offsetting relationships was $276 and $506, respectively.
Foreign Currency Swaps and Forwards
The Company enters into foreign currency swaps to convert the foreign currency exposures of certain foreign currency-denominated fixed maturity investments to U.S. dollars. The Company also enters into foreign currency forwards to hedge non-U.S. dollar denominated cash.
Credit Contracts
Credit default swaps are used to purchase credit protection on an individual entity or referenced index to economically hedge against default risk and credit-related changes in the value of fixed maturity securities. Credit default swaps are also used to assume credit risk related to an individual entity or referenced index as a part of replication transactions. These contracts require the Company to pay or receive a periodic fee in exchange for compensation from the counterparty or the Company should the referenced security issuers experience a credit event, as defined in the contract. In addition, the Company enters into credit default swaps to terminate existing credit default swaps, thereby offsetting the changes in value of the original swap going forward.
Equity Index Swaps and Options
The Company enters into equity index options to hedge the impact of a decline in the equity markets on the investment portfolio.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)
Macro Hedge Program
The Company utilizes equity swaps, options and futures as well as interest rate swaps to provide protection against the statutory tail scenario risk to the Company's statutory surplus arising from higher GMDB claims, as well as lower variable annuity fee revenue.
GMWB Derivatives, net
The Company formerly offered certain variable annuity products with GMWB riders. The GMWB product is a bifurcated embedded derivative (“GMWB product derivatives”) that has a notional value equal to the GRB. The Company uses reinsurance contracts to transfer a portion of its risk of loss due to GMWB. The reinsurance contracts covering GMWB (“GMWB reinsurance contracts”) are accounted for as freestanding derivatives with a notional amount equal to the GRB reinsured.
FIA Embedded Derivative
The Company has assumed through reinsurance, certain FIA products with index-based crediting that constitutes an embedded derivative. The cedant hedges this risk and provides the benefits of this hedging as part of the reinsurance settlements.
Ceded Modified Coinsurance Reinsurance Contracts
As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company had approximately $645 and $775, respectively, of invested assets supporting other policyholder funds and benefits payable reinsured under a modified coinsurance arrangement in connection with the sale of the Individual Life business, which was structured as a reinsurance transaction. The assets are primarily held in trust accounts established by the Company. The Company pays or receives cash quarterly to settle the operating results of the reinsured business, including the investment results. As a result of this modified coinsurance arrangement, the Company has an embedded derivative that transfers to the reinsurer certain unrealized changes in fair value of investments subject to interest rate and credit risk. The notional amount of the embedded derivative reinsurance contracts are the invested assets which are carried at fair value and support the reinsured reserves. A funds withheld liability is recorded for funds contractually withheld by the Company under funds withheld modified coinsurance arrangements in which the Company is the cedant.
Derivative Balance Sheet Classification
For reporting purposes, the Company has elected to offset within assets or liabilities based upon the net of the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty under a master netting agreement, which provides the Company with the legal right of offset. The following fair value amounts do not include income accruals or related cash collateral receivables and payables, which are netted with derivative fair value amounts to determine balance sheet presentation. Derivatives in the Company’s separate accounts, where the associated gains and losses accrue directly to policyholders are not included in the table below. The Company’s derivative instruments are held for risk management purposes, unless otherwise noted in the following table. The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and is presented in the table to quantify the volume of the Company’s derivative activity. Notional amounts are not necessarily reflective of credit risk. The following tables exclude investments that contain an embedded credit derivative for which the Company has elected the FVO.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

	Net Derivatives				Asset Derivatives		Liability Derivatives
	Notional Amount		Fair Value		Fair Value		Fair Value
	Successor Company		Successor Company		Successor Company		Successor Company
			As Restated		As Restated		As Restated
Hedge Designation/Derivative Type	Dec 31, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021
Cash flow hedges
Interest rate swaps	$250	$100	$—	$—	$—	$—	$—	$—
Total cash flow hedges	250	100	—	—	—	—	—	—
Non-qualifying strategies
Interest rate contracts
Interest rate swaps and futures	1,363	3,074	(1)	(7)	3	19	(4)	(26)
Foreign exchange contracts
Foreign currency swaps and forwards	161	161	15	9	16	10	(1)	(1)
Credit contracts
Credit derivatives that assume credit risk	500	100	4	2	4	2	—	—
Variable annuity hedge program
GMWB product derivatives [1]	6,308	7,086	131	80	131	100	—	(20)
GMWB reinsurance contracts	1,397	1,555	(131)	(8)	—	—	(131)	(8)
Macro hedge program	22,823	22,991	211	(213)	506	145	(295)	(358)
Fixed indexed annuities
FIA product derivative [1] [2]	—	—	(385)	(655)	—	—	(385)	(655)
FIA reinsurance contracts [2]	—	—	288	—	288	—	—	—
Other
Modified coinsurance reinsurance contracts [2]	—	—	726	15	129	15	597	—
Total non-qualifying strategies	32,552	34,967	858	(777)	1,077	291	(219)	(1,068)
Total cash flow hedges and non-qualifying strategies	$32,802	$35,067	$858	$(777)	$1,077	$291	$(219)	$(1,068)
Balance Sheet Location
Fixed maturities, AFS	$56	$56	$—	$—	$—	$—	$—	$—
Other investments	11,998	8,163	195	43	237	91	(42)	(48)
Other liabilities	13,043	18,206	34	(252)	292	85	(258)	(337)
Reinsurance recoverables	1,397	1,556	286	7	417	15	(131)	(8)
Funds withheld liability	—	—	597	—	—	—	597	—
Other policyholder funds and benefits payable	6,308	7,086	(254)	(575)	131	100	(385)	(675)
Total derivatives	$32,802	$35,067	$858	$(777)	$1,077	$291	$(219)	$(1,068)
[1] These derivatives are embedded within liabilities and are not held for risk management purposes.
[2]    For certain assumed and ceded reinsurance agreements the notional value is not indicative of the volume of activity. Refer to Note 5 - Reinsurance for additional information regarding the activity which generated the value of the embedded derivative.

Offsetting of Derivative Assets/Liabilities
The following tables present the gross fair value amounts, the amounts offset, and net position of derivative instruments eligible for offset on the Company's Consolidated Balance Sheets. Amounts offset include fair value amounts, income accruals and related cash collateral receivables and payables associated with derivative instruments that are traded under a common master netting agreement, as described in the preceding discussion. Also included in the tables are financial collateral receivables and payables, which are contractually permitted to be offset upon an event of default, although are disallowed for offsetting under U.S. GAAP.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Offsetting Derivative Assets and Liabilities
	(i)	(ii)	(iii) = (i) - (ii)		(iv)	(v) = (iii) - (iv)
			Net Amounts Presented on the Statement of Financial Position		Collateral Disallowed for Offset on the Statement of Financial Position
	Gross Amounts of Recognized Assets (Liabilities)	Gross Amounts Offset on the Statement of Financial Position	Derivative Assets [1] (Liabilities) [2]	Accrued Interest and Cash Collateral (Received) [3] Pledged [2]	Financial Collateral (Received) Pledged [4]	Net Amount
As of December 31, 2022 (Successor Company)
Other investments	$529	$446	$195	$(112)	$68	$15
Other liabilities	(300)	(195)	34	(139)	(103)	(2)
As of December 31, 2021 (Successor Company)
Other investments	$176	$162	$43	$(29)	$5	$9
Other liabilities	(385)	(134)	(252)	1	(251)	—
[1]    Included in other invested assets on the Company's Consolidated Balance Sheets.
[2]    Included in other liabilities on the Company's Consolidated Balance Sheets and is limited to the net derivative payable associated with each counterparty.
[3]    Included in other investments on the Company's Consolidated Balance Sheets and is limited to the net derivative receivable associated with each counterparty.
[4]    Excludes collateral associated with exchange-traded derivative instruments.
Cash Flow Hedges
For derivative instruments that are designated and qualify as cash flow hedges, the gain or loss on the derivative is reported as a component of OCI and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.

Derivatives in Cash Flow Hedging Relationships
Pre-Tax Gain (Loss) Recognized in OCI
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020

Interest rate swaps	$(35)	$—	$—	$—
Foreign currency swaps	—	—	—	(2)
Total	$(35)	$—	$—	$(2)

Derivatives in Cash Flow Hedging Relationships (Successor Company)
Gain (Loss) Reclassified from AOCI into Income
	As Restated
	For the Year Ended December 31, 2022		For the Period of July 1, 2021 to December 31, 2021
	Net Realized Capital Losses	Net Investment Income	Net Realized Capital Losses	Net Investment Income
Interest rate swaps	$—	$(1)	$—	$—
Foreign currency swaps	—	—	—	—
Total	$—	$(1)	$—	$—
Total amounts presented in the Consolidated Statements of Operations	$(10)	$778	$(20)	$498

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Derivatives in Cash Flow Hedging Relationships (Predecessor Company)
Gain or (Loss) Reclassified from AOCI into Income
	For the Six Months Ended June 30, 2021		For the Years Ended December 31, 2020
	Net Realized Capital Losses	Net Investment Income	Net Realized Capital Losses	Net Investment Income
Interest rate swaps	$—	$—	$—	$—
Foreign currency swaps	(1)	—	—	—
Total	(1)	—	—	—
Total amounts presented in the Consolidated Statements of Operations	$(242)	$534	$(74)	$816
As of December 31, 2022 (Successor Company), the before tax deferred net losses on derivative instruments recorded in AOCI that are expected to be reclassified to earnings during the next twelve months were $8. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to net investment income over the term of the investment cash flows.
For all periods presented, the Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.
Non-qualifying Strategies
For non-qualifying strategies, including embedded derivatives that are required to be bifurcated from their host contracts and accounted for as derivatives, the gain or loss on the derivative is recognized currently in earnings within net realized capital gains (losses).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Non-qualifying Strategies Gain (Loss) Recognized within Net Realized Capital Gains (Losses)
	Successor Company		Predecessor Company
	As Restated
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
Variable annuity hedge program
GMWB product derivatives	$88	$29	$82	$67
GMWB reinsurance contracts	(88)	4	(24)	(27)
GMWB hedging instruments				42
Variable annuity macro hedge program	(1)	(100)	(301)	(414)
Total variable annuity hedge program	(1)	(67)	(243)	(332)
Fixed Index Annuity
FIA product derivatives	270	—	—	—
Foreign exchange contracts
Foreign currency swaps and forwards	7	5	(2)	(4)
Other non-qualifying derivatives
Interest rate contracts
Interest rate swaps, swaptions, and futures	(306)	21	(76)	180
Credit contracts
Credit derivatives that purchase credit protection	—	—	—	19
Credit derivatives that assume credit risk	3	1	—	—
Other
Modified coinsurance reinsurance contracts	809	15	22	(50)
Total other non-qualifying derivatives	506	37	(54)	149
Total [1]	$782	$(25)	$(299)	$(187)
[1]    Excludes investments that contain an embedded credit derivative for which the Company has elected the FVO.
Credit Risk Assumed through Credit Derivatives
The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that are permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and CMBS issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

As of December 31, 2022 (Successor Company)
				Underlying Referenced Credit Obligation(s) [1]
Credit Derivative Type by Derivative Risk Exposure	Notional Amount [2]	Fair Value	Weighted Average Years to Maturity	Type	Average Credit Rating	Offsetting Notional Amount	Offsetting Fair Value
Basket credit default swaps [3]
Investment grade risk exposure	$500	$4	5 years	Corporate Credit	BBB+	$—	$—
Total	$500	$4				$—	$—
As of December 31, 2021 (Successor Company)
				Underlying Referenced Credit Obligation(s) [1]
Credit Derivative Type by Derivative Risk Exposure	Notional Amount [2]	Fair Value	Weighted Average Years to Maturity	Type	Average Credit Rating	Offsetting Notional Amount	Offsetting Fair Value
Basket credit default swaps [3]
Investment grade risk exposure	$100	$2	5 years	Corporate Credit	BBB+	$—	$—
Total	$100	$2				$—	$—
[1]    The average credit ratings are based on availability and are generally the midpoint of the available ratings among Moody’s, S&P, and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.
[2]    Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements and applicable law which include collateral posting requirements. There is no additional specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.
[3]    Comprised of swaps of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.
Derivative Collateral Arrangements
The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company pledged cash collateral with a fair value of $5 and $2, respectively, associated with derivative instruments. The collateral receivable has been recorded in other assets or other liabilities on the Company's Consolidated Balance Sheets, as determined by the Company's election to offset on the balance sheet. As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company also pledged securities collateral associated with derivative instruments with a fair value of $106 and $270, respectively, which have been included in fixed maturities, AFS on the Consolidated Balance Sheets. The counterparties have the right to sell or re-pledge these securities. In addition, as of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company has pledged initial margin of cash related to OTC-cleared and exchange traded derivatives with a fair value of $15 and $4, respectively, which is recorded in other investments or other assets on the Company's Consolidated Balance Sheets. As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company has pledged initial margin of securities related to OTC-cleared and exchange traded derivatives with a fair value of $187 and $172, respectively, which are included within fixed maturities, AFS on the Company's Consolidated Balance Sheets.
As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company accepted cash collateral associated with derivative instruments of $262 and $30, respectively, which was invested and recorded on the Consolidated Balance Sheets in fixed maturities, AFS and short-term investments with corresponding amounts recorded in other investments or other liabilities as determined by the Company's election to offset on the balance sheet. The Company also accepted securities collateral as of December 31, 2022 (Successor Company) and 2021 (Successor Company) with a fair value of $79 and $5, respectively, which the Company has the right to sell or repledge. As of December 31, 2022 (Successor Company), the Company had not repledged securities and did not sell any securities. The non-cash collateral accepted was held in separate custodial accounts and was not included on the Company's Consolidated Balance Sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance
The Company cedes to affiliated and unaffiliated insurers to enable the Company to manage capital and risk exposure. The Company also assumes from unaffiliated insurers to provide our counterparties with risk management solutions. The Company's historical reinsurance cessions provided a level of risk mitigation desired by prior ownership. The Company's current reinsurance assumptions and internal retrocessions provide strategic business growth opportunities. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company regularly monitors the financial condition and ratings of its reinsurers and structures agreements to provide collateral funds where necessary.
Assumed Reinsurance
Guardian
As disclosed in Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements, on November 1, 2022 (Successor Company), the Company entered into a reinsurance agreement with GIAC to assume certain blocks of variable annuities. Although the separate account assets and liabilities are reported net on the Company's Consolidated Balance Sheets, the Company earns income on the assumed separate account assets.
The following table summarizes the impacts of the transaction:

Assets
Investments	$405
Cash	121
Other assets	3
Total assets	529
Liabilities
Reserve for future policy benefits	3
Other policyholder funds and benefits payable	436
Other liabilities [1]	90
Total liabilities	$529
[1]    Other liabilities represents a deferred gain of $90.
Allianz
As disclosed in Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements, on December 30, 2021 (Successor Company), the Company entered into a reinsurance agreement with Allianz, whereby the Company assumed certain blocks of FIA on a coinsurance basis.
The following table summarizes the impacts of the transaction:

Assets
Investments	$8,357
Cash	(693)
Other assets	75
Reinsurance recoverables	244
Total assets	7,983
Liabilities
Reserve for future policy benefits	616
Other policyholder funds and benefits payable	7,340
Other liabilities [1]	27
Total liabilities	$7,983
[1] Other liabilities includes a deferred gain of $25.
For the period of July 1, 2021 through December 31, 2021 (Successor Company), there was not a material impact on the Consolidated Statements of Operations from the Company's reinsurance arrangement with Allianz.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance (continued)
Ceded Reinsurance
Reinsurance recoverables include balances due from reinsurance companies and are presented net of ACL. The ACL represents an estimate of expected credit losses over the lifetime of the contracts that reflect management’s best estimate of reinsurance cessions that may be uncollectible in the future due to reinsurers’ inability to pay. Reinsurance recoverables include an estimate of the amount of policyholder benefits that may be ceded under the terms of the reinsurance agreements. Amounts recoverable from reinsurers are estimated in a manner consistent with assumptions used for the underlying policy benefits. Accordingly, the Company’s estimate of reinsurance recoverables is subject to similar risks and uncertainties as the estimate of the gross reserve for future policy benefits.

Reinsurance Recoverables, net
	Successor Company
	As Restated
	As of December 31,
	2022	2021
Reserve for future policy benefits and other policyholder funds and benefits payable
Sold businesses (MassMutual and Prudential)	$20,174	$19,850
Commonwealth Annuity and Life Insurance Company ("Commonwealth")	8,001	8,718
TR Re	11,223	6,130
Other reinsurers	1,029	1,187
Gross reinsurance recoverables	40,427	35,885
Less: ACL	27	37
Reinsurance recoverables, net	$40,400	$35,848
As of December 31, 2022 (Successor Company)(as restated), the Company had reinsurance recoverables from Commonwealth, Massachusetts Mutual Life Insurance Company ("MassMutual"), Prudential Financial, Inc. ("Prudential") and TR Re of approximately $8.0 billion, $6.7 billion, $13.5 billion and $11.2 billion, respectively. As of December 31, 2021 (Successor Company), the Company had reinsurance recoverables from Commonwealth, MassMutual, Prudential and TR Re of $8.7 billion, $6.8 billion, $13.1 billion and $6.1 billion, respectively. The Company's obligations to its direct policyholders that have been reinsured to Commonwealth, MassMutual and Prudential are primarily secured by invested assets held in trust. The Company's obligations to its direct policyholders reinsured to TR Re are secured by invested assets held by the Company in segregated portfolios.
Affiliated
As disclosed in Note 1 - Basis of Presentation and Significant Accounting Policies, on December 31, 2022 (Successor Company) and December 31, 2021 (Successor Company), the Company entered into several affiliated reinsurance agreements with TR Re, primarily on a modified coinsurance basis.
The following table summarizes the impacts of these transactions:

December 31, 2022 (Successor Company)
Assets
Reinsurance recoverables	$5,192
VOBA and DAC	(11)
Total assets	5,181
Liabilities
Funds withheld liability	5,045
Other liabilities [1]	136
Total liabilities	$5,181
[1]    Other liabilities includes a deferred gain of $137.
For the year ended December 31, 2022 (Successor Company), there was no impact in the Consolidated Statements of Operations from the Company's affiliated reinsurance arrangement entered into in 2022.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance (continued)

December 31, 2021 (Successor Company)
Assets
Cash	$(184)
Reinsurance recoverables	6,130
Total assets	5,946
Liabilities
Funds withheld liability	5,128
Other liabilities [1]	818
Total liabilities	$5,946
[1]    Other liabilities includes a deferred gain of $805.
For the year ended December 31, 2022 (Successor Company), the impacts in the Consolidated Statements of Operations from the Company's affiliated reinsurance arrangement entered into in 2021, was as follows:

Affiliated Reinsurance Impacts
Successor Company
As Restated
As of December 31, 2022
Revenues
Policy charges and fee income	$(279)
Premiums	(27)
Net investment income	(136)
Net realized capital gains	663
Amortization of deferred gains	27
Total revenues	248
Benefits, losses and expenses
Benefits and losses	(184)
Insurance operating costs and other expenses	(119)
Total benefits, losses and expenses	(303)
Income before income taxes	551
Income tax expense	115
Net income	$436
For the period of July 1, 2021 through December 31, 2021 (Successor Company), there was not a material impact on the Consolidated Statements of Operations from the Company's affiliated reinsurance arrangement entered into in 2021.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance (continued)
Allowance for Credit Losses
For the year ended December 31, 2022, the ACL decreased by $10 to $27. The Company closely monitors the financial condition, ratings and current market information of all its counterparty reinsurers and records an ACL considering the credit quality of the reinsurer, the invested assets in trust, and the period over which the recoverable balances are expected to be collected. Counterparty risk is assessed on a pooled basis in cases of shared risk characteristics, and separately for individual reinsurers when it is more relevant. The Company evaluates historical events, current conditions, and reasonable and supportable forecasts in developing its ACL estimate. Where its contracts permit, the Company secures future claim obligations with various forms of collateral, including irrevocable letters of credit, secured trusts and funds held accounts. The ACL is estimated using a probability of default and loss given default model applied to the amount of reinsurance recoverables, net of collateral, exposed to loss. The probability of default factor is assigned based on each reinsurer's credit rating. The Company reassesses and updates credit ratings on a quarterly basis. The probability of default factors encompass historical industry defaults for liabilities with similar durations to the reinsured liabilities as estimated through multiple economic cycles. The loss given default factors are based on a study of historical recovery rates for general creditors of corporations through multiple economic cycles.
Insurance Revenues

Insurance Revenues
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
Gross premiums, policy charges and fee income	$2,240	$1,173	$1,210	$2,221
Reinsurance assumed	210	69	64	125
Reinsurance ceded	(1,835)	(801)	(812)	(1,570)
Net premiums, policy charges and fee income	$615	$441	$462	$776
Insurance recoveries on ceded reinsurance agreements, which reduce death and other benefits, were $1,648 for the year ended December 31, 2022 (Successor Company), $782 for the period of July 1, 2021 to December 31, 2021 (Successor Company), $958 the period of January 1, 2021 to June 30, 2021 (Predecessor Company), and $1.5 billion for the year ended December 31, 2020 (Predecessor Company). In addition, the Company has reinsured a portion of the risk associated with U.S. variable annuities and the associated GMDB and GMWB risks.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
6. Value of Business Acquired and Deferred Acquisition Costs

Changes in the VOBA Balance
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020

Balance, beginning of period [1]	$479	$565	$586	$696
Amortization - VOBA	(45)	(17)	29	14
Amortization - unlock benefit (charge), pre-tax	(34)	(73)	14	(64)
Adjustments to unrealized gains on fixed maturities, AFS and other	108	4	26	(60)
Balance, end of period	$508	$479	$655	$586
[1]    The beginning balance as of July 1, 2021 differs from the ending balance as of June 30, 2021, due to the application of pushdown accounting related to the Sixth Street Acquisition. For more information, see Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.

Expected Remaining VOBA Amortization (Successor Company)
2023	$13
2024	$10
2025	$16
2026	$25
2027	$25

Changes in the DAC Asset (Successor Company)
For the Year Ended December 31, 2022
Balance, beginning of period	$—
Additions	22
Amortization - DAC	—
Amortization - unlock benefit (charge), pre-tax	—
Reinsurance impact	(11)
Balance, end of period	$11

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
7. Goodwill and Other Intangible Assets

Goodwill
Carrying Value
	As of December 31, 2022	As of December 31, 2021
Balance, beginning of period	$97	$—
Acquisitions [1]	—	97
Balance, end of period	$97	$97
[1]    Related to the pushdown of purchase accounting related to the Sixth Street Acquisition. For more information, see Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.

Other Intangible Assets
	As of December 31, 2022			As of December 31, 2021
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value
Amortizing internally developed software	$41	$(9)	$32	$41	$(3)	$38
Indefinite-lived state insurance licenses	26	—	26	26	—	26
Total other intangible assets	$67	$(9)	$58	$67	$(3)	$64

Expected Pre-tax Amortization Expense as of December 31, 2022 (Successor Company)
2023	$6
2024	$6
2025	$6
2026	$6
2027	$6

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
8. Reserves for Future Policy Benefits and Separate Account Liabilities

Changes in Reserves for Future Policy Benefits
Successor Company
	Universal Life-Type Contracts
	VA GMDB/GMWB [1]	FIA Guarantees and Other [2]	Universal Life Secondary Guarantees	Traditional Annuity and Other Contracts [3]	Total Future Policy Benefits
Liability Balance, as of December 31, 2021	$340	$604	$4,605	$16,149	$21,698
Incurred	136	(25)	835	340	1,286
Paid	(106)	(84)	(66)	(801)	(1,057)
Change in unrealized investment gains and losses	—	(495)	—	—	(495)
Liability balance, as of December 31, 2022	$370	$—	$5,374	$15,688	$21,432
Reinsurance recoverable asset, as of December 31, 2021	$299	$—	$4,605	$10,135	$15,039
Incurred	92	—	835	154	1,081
Paid	(77)	—	(66)	(446)	(589)
Reinsurance recoverable asset, as of December 31, 2022	$314	$—	$5,374	$9,843	$15,531

Successor Company
	Universal Life-Type Contracts
	VA GMDB/GMWB [1]	FIA Guarantees and Other [2]	Universal Life Secondary Guarantees	Traditional Annuity and Other Contracts [3]	Total Future Policy Benefits
Liability balance, as of July 1, 2021	$346	$—	$4,394	$16,382	$21,122
Incurred [4]	38	604	240	253	1,135
Paid	(44)	—	(29)	(486)	(559)
Liability balance, as of December 31, 2021	$340	$604	$4,605	$16,149	$21,698
Reinsurance recoverable asset, as of July 1, 2021	$184	$—	$4,394	$5,422	$10,000
Incurred	152	—	240	4,845	5,237
Paid	(37)	—	(29)	(132)	(198)
Reinsurance recoverable asset, as of December 31, 2021	$299	$—	$4,605	$10,135	$15,039

Predecessor Company
	Universal Life-Type Contracts
	VA GMDB/ GMWB [1]	Universal Life Secondary Guarantees	Traditional Annuity and Other Contracts [3]	Total Future Policy Benefits
Liability balance, as of December 31, 2020	$460	$4,195	$13,970	$18,625
Incurred [4]	54	217	179	450
Paid	(50)	(18)	(319)	(387)
Liability balance, as of June 30, 2021	$464	$4,394	$13,830	$18,688
Reinsurance recoverable asset, as of December 31, 2020	$254	$4,195	$4,690	$9,139
Incurred [4]	35	217	78	330
Paid	(41)	(18)	(137)	(196)
Reinsurance recoverable asset, as of June 30, 2021	$248	$4,394	$4,631	$9,273
[1]    These liability balances include all GMDB benefits, plus the life-contingent portion of GMWB benefits in excess of the return of the GRB. GMWB benefits up to the GRB are embedded derivatives held at fair value and are excluded from these balances.
[2]    These liability balances include additional liabilities for expected annuitizations on two-tiered FIA's and GLWB's, as part of the Allianz reinsurance agreement entered into on December 30, 2021.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
8. Reserves for Future Policy Benefits and Separate Account Liabilities (continued)
[3]    Represents life-contingent reserves for which the company is subject to insurance and investment risk.
[4]    Includes the portion of assessments established as additions to reserves, changes in estimates affecting the reserves and the amounts recoverable under modified coinsurance reinsurance agreements.

Account Value by GMDB/GMWB Type as of December 31, 2022 (Successor Company)
	Account Value (“AV”) [9]	Net amount at Risk (“NAR”) [10]	Retained Net Amount at Risk (“RNAR”) [10]	Weighted Average Attained Age of Annuitant
MAV [1]
MAV only	$9,984	$2,257	$302	74
With 5% rollup [2]	1,478	295	196	73
With earnings protection benefit rider (“EPB”) [3]	2,414	513	55	75
With 5% rollup & EPB	336	83	21	76
Total MAV	14,212	3,148	574
Asset protection benefit (“APB”) [4]	6,165	851	282	73
Lifetime income benefit (“LIB”) – death benefit [5]	258	4	2	76
Reset (5-7 years) [6]	2,122	96	56	72
Return of premium (“ROP”) /other [7]	10,097	105	62	71
Variable annuity without GMDB [8]	2,611	—	—	73
Subtotal variable annuity [11]	$35,465	$4,204	$976	73
Less: general account value	2,983
Subtotal separate account liabilities with GMDB	32,482
Separate account liabilities - other	62,393
Less:
Separate account assets assumed under modified coinsurance [12]	6,613
Separate account base contract assets not reinsured [12]	1,007
Total separate account liabilities	$87,255
[1]    MAV GMDB is the greatest of current AV, net premiums paid and the highest AV on any anniversary before age 80 years (adjusted for withdrawals).
[2]    Rollup GMDB is the greatest of the MAV, current AV, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 years or 100% of adjusted premiums.
[3]    EPB GMDB is the greatest of the MAV, current AV, or contract value plus a percentage of the contract’s growth. The contract’s growth is AV less premiums net of withdrawals, subject to a cap of 200% of premiums net withdrawals.
[4]    APB GMDB is the greater of current AV or MAV, not to exceed current AV plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).
[5]    LIB GMDB is the greatest of current AV; net premiums paid; or, for certain contracts, a benefit amount generally based on market performance that ratchets over time.
[6]    Reset GMDB is the greatest of current AV, net premiums paid and the most recent five to seven year anniversary AV before age 80 years (adjusted for withdrawals).
[7]    ROP GMDB is the greater of current AV and net premiums paid.
[8]    Includes account value for contracts that had a GMDB at issue but no longer have a GMDB due to certain elections made by policyholders or their beneficiaries.
[9]    AV includes the contract holder’s investment in the separate account and the general account.
[10]    NAR is defined as the guaranteed minimum death benefit in excess of the current AV. RNAR represents NAR reduced for reinsurance. NAR and RNAR are highly sensitive to equity market movements and increase when equity markets decline.
[11]    Some variable annuity contracts with GMDB also have a life-contingent GMWB that may provide for benefits in excess of the return of the GRB. Such contracts included in this amount have $8.6 billion of total account value and weighted average attained age of 72 years. There is no NAR or retained NAR related to these contracts.
[12] Adjustment to remove AV for separate accounts that are not reflected on the Consolidated Balance Sheets, as they were assumed on a modified coinsurance basis and/or the Company has only reinsured certain associated GMDB and GMWB riders on a coinsurance basis.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
8. Reserves for Future Policy Benefits and Separate Account Liabilities (continued)

Account Balance Breakdown of Variable Separate Account Investments for Contracts with Guarantees
	Successor Company
Asset Type	December 31, 2022	December 31, 2021
Equity securities (including mutual funds)	$24,548	$33,240
Cash and cash equivalents [1]	1,321	1,362
Total [2]	$25,869	$34,602
[1]    Represents an allocation of the portfolio holdings.
[2]    Includes $2.6 billion and $3.0 billion of account value as of December 31, 2022 (Successor Company) and 2021 (Successor Company), respectively, for contracts that had a GMDB at issue but no longer have a GMDB due to certain elections made by policyholders or their beneficiaries.
As of December 31, 2022 (Successor Company) and 2021 (Successor Company), approximately 18% and 17%, respectively, of the equity securities (including mutual funds), in the preceding table were funds invested in fixed income securities and approximately 82% and 83%, respectively, were funds invested in equity securities.
For further information on guaranteed living benefits that are accounted for at fair value, such as GMWB, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
9. Debt

Collateralized Advances
The Company is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows the Company access to collateralized advances, which may be used to support various spread-based business and enhance liquidity management. FHLBB membership requires the Company to own member stock and advances require the purchase of activity stock. The amount of advances that can be taken are dependent on the asset types pledged to secure the advances. The CTDOI will permit the Company to pledge up to approximately $922 in qualifying assets to secure FHLBB advances for 2023. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. The Company would need to seek the prior approval of the CTDOI in order to exceed these limits. As of December 31, 2022, the Company had no advances outstanding under the FHLBB facility.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Income Taxes

Provision for Income Taxes
	Successor Company		Predecessor Company
	As Restated
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
Income Tax Expense (Benefit)
Current - U.S. Federal	$(18)	(86)	$—	$10
Deferred - U.S. Federal	56	137	30	56
Total income tax expense	$38	$51	$30	$66
Deferred tax assets and liabilities on the Consolidated Balance Sheets represent the tax consequences of differences between the financial reporting and tax basis of assets and liabilities.

Components of Deferred Tax Assets (Liabilities)
	Successor Company
	As Restated
	December 31, 2022	December 31, 2021
Deferred Tax Assets
Tax basis deferred policy acquisition costs	$129	$110
VOBA and reserves	415	716
Net operating loss carryover	1	25
Employee benefits	4	7
Foreign tax credit carryover	16	16
Net unrealized loss on investments	703	4
Deferred reinsurance gain	231	187
Total deferred tax assets	1,499	1,065
Deferred Tax Liabilities
Investment related items	(366)	(449)
Other	(13)	(13)
Total deferred tax liabilities	(379)	(462)
Net deferred tax asset	$1,120	$603
The statute of limitations is closed through the 2018 tax year with the exception of net operating loss ("NOL") carryforwards utilized in open tax years. Management believes that an adequate provision has been made on the consolidated financial statements for any potential adjustments that may result from tax examinations and other tax-related matters for all open tax years. As of December 31, 2022 and 2021(Successor Company), the Company had no reserves for uncertain tax positions. As of December 31, 2022 and 2021(Successor Company), there were no unrecognized tax benefits that if recognized would affect the effective tax rate and that had a reasonable possibility of significantly increasing or decreasing within the next 12 months.
The Company classifies interest and penalties (if applicable) as income tax expense on the consolidated financial statements. The Company recognized no interest expense for the year ended December 31, 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and the year ended December 31, 2020 (Predecessor Company). The Company had no interest payable as of December 31, 2022 and 2021(Successor Company). The Company does not believe it would be subject to any penalties in any open tax years and, therefore, has not recorded any accrual for penalties.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Income Taxes (continued)
The Company believes it is more likely than not that all deferred tax assets will be fully realized. In assessing the need for a valuation allowance, management considered future taxable temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carry back years and other tax planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, making investments which have specific tax characteristics and business considerations such as asset-liability matching.
Net deferred income taxes include the future tax benefits associated with the net operating loss carryover and foreign tax credit carryover as follows:
Net Operating Loss Carryover
As of December 31, 2022 and 2021(Successor Company), the net deferred tax asset included the expected tax benefit attributable to net operating losses of $3 and $117, respectively. These U.S. losses that were generated in 2018 were primarily due to the Commonwealth annuity reinsurance agreement. These losses do not expire, but their utilization in any carryforward year is limited to 80% of taxable income in that year. The loss carryforwards are also subject to Internal Revenue Code Section 382, which may limit the amount that can be utilized in any carryforward year.
Given the Company's expected future earnings, the Company believes sufficient taxable income will be generated in the future to utilize its net operating loss carryover. Although the Company believes there will be sufficient future taxable income to fully recover the remainder of the loss carryover, the Company's estimate of the likely realization may change over time.
Foreign Tax Credit Carryover
As of December 31, 2022 and 2021 (Successor Company), the net deferred tax asset included the expected tax benefit attributable to foreign tax credit carryovers of $16 and $16, respectively.
A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows.

Income Tax Rate Reconciliation
	Successor Company		Predecessor Company
	As Restated
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020

Tax provision at U.S. Federal statutory rate	$83	$70	$45	$98
Dividends received deduction ("DRD")	(38)	(16)	(14)	(28)
Foreign related investments	(7)	(2)	(1)	(4)
Other	—	(1)	—	—
Provision for income taxes	$38	$51	$30	$66
The separate account DRD is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds and the Company’s taxable income before the DRD. The Company evaluates its DRD computations on a quarterly basis.
Corporate Alternative Minimum Tax ("CAMT")
The Inflation Reduction Act of 2022 introduced a 15% CAMT effective in 2023. Generally, the CAMT imposes a minimum tax on the adjusted financial statement income ("AFSI") of certain corporations with average annual AFSI over a three-year period in excess of $1 billion. While the Company does not anticipate being subject to the CAMT in 2023, it could be subject to the CAMT in future years.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
11. Commitments and Contingencies
Contingencies Relating to Corporate Litigation and Regulatory Matters
Management evaluates each contingent matter separately. A loss is recorded if probable and reasonably estimable. Management establishes reserves for these contingencies at its “best estimate,” or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated liability at the low end of the range of losses.
Litigation
The Company is involved in claims litigation arising in the ordinary course of business with respect to life and annuity contracts. The Company accounts for such activity through the establishment of reserves for future policy benefits. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition, results of operations or cash flows of the Company.
The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. Such actions have alleged, for example, bad faith in the handling of insurance claims and improper sales practices in connection with the sale of insurance and investment products. Some of these actions also seek punitive damages. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s consolidated financial condition, results of operations or cash flows in particular quarterly or annual periods.
Unfunded Commitments
As of December 31, 2022 (Successor Company), the Company had outstanding commitments totaling $974, of which $410 was committed to fund limited partnerships and other alternative investments, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, $323 of the outstanding commitments are primarily related to various funding obligations associated with private debt. The remaining outstanding commitments of $241 are related to mortgage loans. Of the $974 in total outstanding commitments, $29 are related to mortgage loan commitments, which the Company can cancel unconditionally.
Guaranty Fund and Other Insurance-Related Assessments
In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.
Liabilities for guaranty funds and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities on the Consolidated Balance Sheets. As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the liability balance was $4 and $4, respectively. As of December 31, 2022 (Successor Company) and 2021 (Successor Company) amounts related to premium tax offsets of $1 and $1, respectively, were included in other assets on the Consolidated Balance Sheets.
Derivative Commitments
Certain of the Company’s derivative agreements contain provisions that are tied to the financial strength ratings, as set by nationally recognized statistical agencies or risked-based capital ("RBC") tests, of the individual legal entity that entered into the derivative agreement. If the legal entity’s financial strength were to fall below certain ratings, the counterparties to the derivative agreements could demand immediate and ongoing full collateralization and in certain instances enable the counterparties to terminate the agreements and demand immediate settlement of all outstanding derivative positions traded under each impacted bilateral agreement. The settlement amount is determined by netting the derivative positions transacted under each agreement. If the termination rights were to be exercised by the counterparties, it could impact the legal entity’s ability to conduct hedging activities by increasing the associated costs and decreasing the willingness of counterparties to transact with the legal entity. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that were in a net liability position as of December 31, 2022 (Successor Company) was $110. Of this $110, the legal entities have posted collateral of $111 in the normal course of business. In addition, the Company did not post any collateral associated with a customized GMWB derivative. This could change as derivative market values change, as a result of changes in our hedging activities or to the extent changes in contractual terms are negotiated. The nature of

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
11. Commitments and Contingencies (continued)
the collateral that is posted, when required, would be primarily in the form of U.S. Treasury bills, U.S. Treasury notes and government agency securities.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
12. Transactions with Affiliates

Intercompany Liquidity Agreements
In 2022, the Company entered into several short-term affiliated intercompany liquidity agreements, permitting TL to borrow a maximum of $1.5 billion and lend a maximum of $500 and the Company's subsidiary to borrow a maximum of $600 and lend a maximum of $200. On October 13, 2022 (Successor Company), an affiliate borrowed $100, with a maturity date of October 13, 2023, and an accrued interest rate of 3.40% per annum. As of December 31, 2022, the Company recorded such affiliated borrowing of $100 in short-term investments on the Consolidated Balance Sheets. As of December 31, 2022, the Company did not borrow any amounts under the intercompany liquidity agreements.
Parent Company Transactions
As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company had no direct employees as it is managed by TLI, the Company's indirect parent, pursuant to an Intercompany Services and Cost Allocation Agreement ("reimbursement agreement") between the Company, TLI and other Company affiliates. Effective July 1, 2021, the reimbursement agreement was modified to reflect a cost-plus reimbursement model. The impact of this revision was not material to the Company.
TLI's wholly-owned subsidiary Talcott Administration Services Company, LLC ("TASC") provides insurance administration services and support for the Company and became a related party on October 21, 2021. For the year ended December 31, 2022 (Successor Company) and the period from October 1, 2021 to December 31, 2021 (Successor Company), fees incurred for these services were $53 and $14.
For information related to affiliated reinsurance arrangements with the Company's parent company TR Re, see Note 1 - Basis of Presentation and Significant Accounting Policies and Note 5 - Reinsurance of Notes to Consolidated Financial Statements.
For information related to capital contributions to the parent company, see the Dividends section of Note 13 - Statutory Results of Notes to Consolidated Financial Statements.
Sixth Street Transactions
As a result of the Sixth Street Acquisition described in Note 1 - Basis of Presentation and Significant Accounting Policies, the Company considers entities affiliated with Sixth Street as related parties. As described below, since the date of the Sixth Street Acquisition, the Company has entered into certain agreements with and made certain investments in Sixth Street affiliates.
The Company has investment management service agreements with a Sixth Street affiliate, in order to diversify the Company’s investment management capabilities and to leverage the specialty knowledge of Sixth Street with respect to certain asset classes. For the year ended December 31, 2022 (Successor Company) and the period of July 1, 2021 to December 31, 2021 (Successor Company), the Company recorded expenses related to these agreements of $1 and $0, respectively. As of December 31, 2022 and 2021 (Successor Company), amounts payable under the agreements were $0 and $0, respectively.
For the year ended December 31, 2022, the Company made certain investments totaling $12 that are issued and controlled by Sixth Street affiliates. The Company was not determined to be the primary beneficiary for these investments. As of December 31, 2022 (Successor Company) outstanding commitments for these investments were $49. There were no affiliated investments on the Company's Consolidated Balance Sheets as of December 31, 2021.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
13. Statutory Results

The Company and its domestic insurance subsidiaries prepare their statutory financial statements in conformity with statutory accounting practices prescribed or permitted by the applicable state insurance department which vary materially from U.S. GAAP. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. The differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP vary between domestic and foreign jurisdictions. The principal differences are that statutory financial statements do not reflect deferred policy acquisition and value of business acquired costs and limit deferred income taxes, predominately use interest rate and mortality assumptions prescribed by the NAIC for life benefit reserves, generally carry bonds at amortized cost and present reinsurance assets and liabilities net of reinsurance. For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".

Statutory Net Income (Loss)
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020

Combined statutory net income (loss)	$441	$(426)	$(2)	$245

Statutory Capital
	Successor Company
	December 31, 2022	December 31, 2021
Statutory capital [1]	$2,738	$2,153
[1]    The Company relies upon a prescribed practice allowed by Connecticut state laws that allow the Company to receive a reinsurance reserve credit for reinsurance treaties that provide for a limited right of unilateral cancellation by the reinsurer. The benefit from this prescribed practice was approximately $40 and $29 as of December 31, 2022 (Successor Company) and 2021 (Successor Company), respectively.
Statutory accounting practices do not consolidate the net income (loss) of subsidiaries that report under U.S. GAAP. The combined statutory net income (loss) above represents the total statutory net income (loss) of the Company and its other insurance subsidiaries. Statutory accounting principles require that ceding commissions paid on reinsurance transactions be expensed in the period incurred, affecting statutory net loss, where U.S. GAAP allows for the deferral of these amounts. In addition, as described in Note 1 - Basis of Presentation and Significant Accounting Policies, in 2021 the Company paid a $500 dividend associated with the Sixth Street Acquisition. Both items affected statutory capital.
Regulatory Capital Requirements
The Company's U.S. insurance companies' states of domicile impose RBC requirements. The requirements provide a means of measuring the minimum amount of statutory capital appropriate for an insurance company to support its overall business operations based on its size and risk profile. Regulatory compliance is determined by a ratio of a company's total adjusted capital (“TAC”) to its authorized control level RBC (“ACL RBC”). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences (“Company Action Level”) is two times the ACL RBC. The adequacy of a company's capital is determined by the ratio of a company's TAC to its Company Action Level, known as the "RBC ratio." The Company and all of its operating insurance subsidiaries had RBC ratios in excess of the minimum levels required by the applicable insurance regulations. The RBC ratios for the Company and its principal life insurance operating subsidiaries were all in excess of 300% of their Company Action Levels as of December 31, 2022 (Successor Company) and 2021 (Successor Company) .The reporting of RBC ratios is not intended for the purpose of ranking any insurance company, or for use in connection with any marketing, advertising or promotional activities.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
13. Statutory Results (continued)
Dividends
As a condition to the Sixth Street Acquisition, the CTDOI requires any dividends from the Company, for a two-year period following the acquisition, be approved by the state insurance commissioner. Subsequent to this approval condition, dividends to the Company from its insurance subsidiaries and dividends from the Company to its parent are restricted by insurance regulation. The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer’s policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. In addition, if any dividend of a domiciled insurer exceeds the insurer’s earned surplus or certain other thresholds as calculated under applicable state insurance law, the dividend requires the prior approval of the domestic regulator. In addition to statutory limitations on paying dividends, the Company also takes other items into consideration when determining dividends from subsidiaries. These considerations include, but are not limited to, expected earnings and capitalization of the subsidiary, regulatory capital requirements and liquidity requirements of the individual operating company.
Absent the restrictions noted above, the Company would be permitted to pay up to a maximum of $578 in dividends and the Company's subsidiaries are permitted to pay up to a maximum of $96 in dividends as determined by the above mentioned insurance regulations.
On June 28, 2021 (Predecessor Company), TL paid a $500 dividend to its then parent, TLI.
On September 18, 2020 (Predecessor Company), TL received a $400 dividend from its subsidiary, Talcott Resolution Life and Annuity Insurance Company ("TLA"). On the same date, TL subsequently declared and paid a $319 dividend to its parent TLI.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
14. Changes in and Reclassifications From Accumulated Other Comprehensive Income

Changes in AOCI, Net of Tax for the Year Ended December 31, 2022 (Successor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities, AFS	Net Gain on Cash Flow Hedging Instruments	AOCI
Beginning balance	$(10)	$—	$(10)
OCI before reclassifications	(3,107)	(34)	(3,141)
Amounts reclassified from AOCI	412	—	412
OCI, before tax	(2,695)	(34)	(2,729)
Income tax benefit (expense)	566	7	573
OCI, net of tax	(2,129)	(27)	(2,156)
Ending balance	$(2,139)	$(27)	$(2,166)

Changes in AOCI, Net of Tax for the Period of July 1, 2021 to December 31, 2021 (Successor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities, AFS	Net Gain on Cash Flow Hedging Instruments	AOCI
Beginning balance	$—	$—	$—
OCI before reclassifications	(14)	—	(14)
Amounts reclassified from AOCI	2	—	2
OCI, before tax	(12)	—	(12)
Income tax benefit (expense)	2	—	2
OCI, net of tax	(10)	—	(10)
Ending balance	$(10)	$—	$(10)

Changes in AOCI, Net of Tax for the Six Months Ended June 30, 2021 (Predecessor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities, AFS	Net Gain on Cash Flow Hedging Instruments	AOCI
Beginning balance	$1,282	$(1)	$1,281
OCI before reclassifications	(301)	—	(301)
Amounts reclassified from AOCI	(47)	1	(46)
OCI, before tax	(348)	1	(347)
Income tax benefit (expense)	73	—	73
OCI, net of tax	(275)	1	(274)
Ending balance	$1,007	$—	$1,007

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
14. Changes in and Reclassifications From Accumulated Other Comprehensive Income (continued)

Changes in AOCI, Net of Tax for the Year Ended December 31, 2020 (Predecessor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities, AFS	Unrealized Losses on Fixed Maturities, AFS for Which an ACL Has Been Recorded	Net Gain on Cash Flow Hedging Instruments	AOCI
Beginning balance	$717	$—	$—	$717
OCI before reclassifications	842	(1)	(1)	840
Amounts reclassified from AOCI	(127)	1	—	(126)
OCI, before tax	715	—	(1)	714
Income tax benefit (expense)	(150)	—	—	(150)
OCI, net of tax	565	—	(1)	564
Ending balance	$1,282	$—	$(1)	$1,281

Reclassification from AOCI
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020	Affected Line Item on the Consolidated Statements of Operations

Net Unrealized Gain on Fixed Maturities
Available-for-sale securities	$(412)	$(2)	$47	$127	Net realized capital losses
	(412)	(2)	47	127	Income before income taxes
	(87)	—	10	27	Income tax expense
	$(325)	$(2)	$37	$100	Net income
Unrealized Losses on Fixed Maturities for Which an ACL Has Been Recorded
Fixed maturities, AFS	$—	$—	$—	$(1)	Net realized capital losses
	—	—	—	(1)	Income before income taxes
	—	—	—	—	Income tax expense
	$—	$—	$—	$(1)	Net income
Net Gains on Cash-Flow Hedging Instruments
Interest rate swaps	$—	$—	$—	$—	Net realized capital losses
Interest rate swaps	—	—	—	—	Net investment income
Foreign currency swaps	—	—	(1)	—	Net realized capital losses
	—	—	(1)	—	Income before income taxes
	—	—	—	—	Income tax expense
	$—	$—	$(1)	$—	Net income
Total amounts reclassified from AOCI	$(325)	$(2)	$36	$99	Net income

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
15. Revenue from Contracts with Customers
The Company follows the FASB’s updated guidance for recognizing revenue from contracts with customers which excludes insurance contracts and financial instruments. Revenue subject to the guidance is recognized when, or as, goods or services are transferred to customers in an amount that reflects the consideration that an entity is expected to receive in exchange for those goods or services.

Revenues from Contracts with Customers
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020

Administration and distribution services fees	$76	$45	$44	$80
The Company earns revenues from these contracts primarily for administrative and distribution services fees from offering certain fund families as investment options in its variable annuity products. Fees are primarily based on the average daily net asset values of the funds and are recorded in the period in which the services are provided and collected monthly. Fluctuations in domestic and international markets and related investment performance, volume and mix of sales and redemptions of the funds, and other changes to the composition of assets under management are all factors that ultimately have a direct effect on fee income earned.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
16. Subsequent Event
The Company has evaluated subsequent events through December 21, 2023, the date the restated consolidated financial statements were issued.
On January 27, 2023, pursuant to the Intercompany Liquidity Agreements discussed in Note 12 -Transactions with Affiliates, an affiliate borrowed $60 from the Company. The intercompany loan has a maturity date of January 26, 2024, and accrues at an interest rate of 4.50% per annum.
On July 6, 2023, the Company paid a dividend of $575 to its parent, TR Re.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Talcott Resolution Life Insurance Company

Opinion on the Financial Statement Schedules

We have audited the consolidated financial statements of Talcott Resolution Life Insurance Company and subsidiaries (the "Company") as of December 31, 2022 and 2021 (Successor Company), the related consolidated statements of operations, comprehensive income (loss), changes in stockholder’s equity, and cash flows, for the year ended December 31, 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and the year ended December 31, 2020 (Predecessor Company), and have issued our report thereon dated April 27, 2023 (which report expresses an unqualified opinion). Our audits also included the financial statement schedules I, IV, and V. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statement schedules based on our audits. In our opinion, such financial statement schedules, when considered in relation to the financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ DELOITTE & TOUCHE LLP

Hartford, CT
April 27, 2023

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE I
SUMMARY OF INVESTMENTS—OTHER THAN INVESTMENTS IN AFFILIATES
($ in millions)

	Successor Company
	As of December 31, 2022
Type of Investment	Cost	Fair Value	Amount at Which Shown on Balance Sheet
Fixed Maturities
Bonds and notes:
U.S. government and government agencies and authorities (guaranteed and sponsored)	$1,395	$1,070	$1,070
States, municipalities and political subdivisions	1,320	1,040	1,040
Foreign governments	379	315	315
Public utilities	1,776	1,423	1,423
All other corporate bonds	10,769	8,818	8,818
All other mortgage-backed and asset-backed securities	3,050	2,717	2,717
Total fixed maturities, available-for-sale	18,689	15,383	15,383
Fixed maturities, at fair value using fair value option	352	331	331
Total fixed maturities	19,041	15,714	15,714
Equity Securities
Common stocks:
Industrial, miscellaneous and all other	14	14	14
Non-redeemable preferred stocks	191	165	165
Total equity securities, at fair value	205	179	179
Mortgage loans [1]	2,535	2,232	2,520
Policy loans	1,495	1,495	1,495
Futures, options and miscellaneous	384	85	85
Real estate acquired in satisfaction of debt	10	10	10
Short-term investments	1,489	1,489	1,489
Investments in partnerships and trusts	1,300		1,300
Total investments	$26,459		$22,792
[1] Cost of mortgage loans excludes the allowance for credit losses ("ACL") of $15. For further information, refer to Schedule V - Valuation and Qualifying Accounts.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE IV
REINSURANCE
($ In millions)

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
For the Year Ended December 31, 2022 (Successor Company)
Life insurance in-force	$222,398	$158,750	$155	$63,803	—%
Insurance Revenues
Life insurance and annuities	$2,228	$1,823	$210	$615	34%
Accident health insurance	12	12	—	—	—%
Total insurance revenues	$2,240	$1,835	$210	$615	34%
For the Period of July 1, 2021 to December 31, 2021 (Successor Company)
Life insurance in-force	$232,607	$166,822	$158	$65,943	—%
Insurance Revenues
Life insurance and annuities	$1,170	$798	$69	$441	16%
Accident health insurance	3	3	—	—	—%
Total insurance revenues	$1,173	$801	$69	$441	16%
For the Six Months Ended June 30. 2021 (Predecessor Company)
Life insurance in-force	$236,517	$170,776	$166	$65,907	—%
Insurance Revenues
Life insurance and annuities	$1,202	$804	$64	$462	14%
Accident health insurance	8	8	—	—	—%
Total insurance revenues	$1,210	$812	$64	$462	14%
For the Year Ended December 31, 2020 (Predecessor Company)
Life insurance in-force	$239,801	$174,372	$173	$65,602	—%
Insurance Revenues
Life insurance and annuities	$2,201	$1,550	$125	$776	16%
Accident health insurance	20	20	—	—	—%
Total insurance revenues	$2,221	$1,570	$125	$776	16%

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE V
VALUATION AND QUALIFYING ACCOUNTS
(In millions)

Successor Company
2022	Balance January 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance December 31,
Allowance for credit losses ("ACL") on fixed maturities, AFS	$—	$1	$(1)	$—
ACL on mortgage loans	12	3	—	15
ACL on reinsurance recoverables	37	—	(10)	27
2021	Balance July 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance December 31,
ACL on fixed maturities, AFS	—	—	—	—
ACL on mortgage loans	12	—	—	12
ACL on reinsurance recoverables	34	3	—	37
Predecessor Company
2021	Balance January 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance June 30,
ACL on fixed maturities, AFS	1	—	—	1
ACL on mortgage loans	17	(6)	—	11
ACL on reinsurance recoverables	7	—	—	7
2020	Balance January 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance December 31,
ACL on fixed maturities, AFS	—	1	—	1
ACL on mortgage loans	9	8	—	17
ACL on reinsurance recoverables	5	2	—	7